EXECUTION COPY 1760985371 FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of July 30, 2026 (this “Amendment”), is among NEW MOUNTAIN FINANCE CORPORATION, a Delaware corporation (the “Borrower”), the LENDERS and ISSUING BANKS party hereto and SUMITOMO MITSUI BANKING CORPORATION (“SMBC”), as Administrative Agent (in such capacity, the “Administrative Agent”) and, solely with respect to Section 5.10 herein, as Collateral Agent (in such capacity, the “Collateral Agent”). W I T N E S S E T H: WHEREAS, the Borrower, the Lenders and Issuing Banks party thereto and the Administrative Agent, are parties to the Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of September 30, 2024 (the “Existing Credit Agreement” and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to amend the Existing Credit Agreement, and the Lenders party hereto and the Administrative Agent are willing, on the terms and subject to the conditions hereinafter set forth, to agree to the amendment set forth below and the other terms hereof; and NOW, THEREFORE, the parties hereto hereby covenant and agree as follows: ARTICLE I DEFINITIONS SECTION 1.1. Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof): “Administrative Agent” is defined in the preamble. “Amendment” is defined in the preamble. “Borrower” is defined in the preamble. “Collateral Agent” is defined in the preamble. “Credit Agreement” is defined in the first recital. “Existing Credit Agreement” is defined in the first recital. 2 1760985371 “First Amendment Effective Date” is defined in Section 4.1. SECTION 1.2. Other Definitions. Capitalized terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings. ARTICLE II AMENDMENT TO EXISTING CREDIT AGREEMENT SECTION 2.1. Subject to the occurrence of the First Amendment Effective Date, the Existing Credit Agreement (excluding the Exhibits and Schedules thereto) is amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached as Exhibit A hereto. SECTION 2.2. Subject to the occurrence of the First Amendment Effective Date, the Schedules to the Existing Credit Agreement are hereby amended and restated in their entirety in the form of Exhibit B attached hereto. ARTICLE III [RESERVED.] ARTICLE IV CONDITIONS TO EFFECTIVENESS SECTION 4.1. Effective Date. This Amendment shall become effective on the date (the “First Amendment Effective Date”) when the Administrative Agent shall have received the following: (a) from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment; (b) a customary favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the First Amendment Effective Date) of Dechert LLP, New York counsel for the Obligors, in form and substance satisfactory to the Administrative Agent (and the Borrower hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent); (c) such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Obligors, the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to the Obligors, this Amendment or the transactions 3 1760985371 contemplated hereby, in each case in form and substance satisfactory to the Administrative Agent; (d) a Borrowing Base Certificate showing a calculation of the Borrowing Base as of the First Amendment Effective Date; and (e) for the benefit of the Administrative Agent and each of the Lenders party hereto, as applicable, fees and expenses owing by the Borrower in connection with this Amendment as of the date hereof. ARTICLE V MISCELLANEOUS SECTION 5.1. Representations. The Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (ii) no Default has occurred and is continuing on the First Amendment Effective Date or after giving effect to this Amendment and (iii) the representations and warranties made by the Borrower contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (or, in the case of any portion of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). SECTION 5.2. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment. SECTION 5.3. Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article IX thereof. SECTION 5.4. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. SECTION 5.5. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronically (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Amendment. SECTION 5.6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. SECTION 5.7. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of 4 1760985371 the Existing Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendment set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other terms or provisions of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of the Borrower. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Existing Credit Agreement as modified hereby. This Amendment does not constitute a novation or termination of the Credit Agreement Obligations (as defined in the Guarantee and Security Agreement) under the Existing Credit Agreement, which remain outstanding. SECTION 5.8. Assignment and Reallocation of Existing Commitments and Existing Loans. (a) In connection with the increase of Commitments of certain existing Lenders, on the First Amendment Effective Date, the Borrower shall (A) prepay the outstanding Loans (if any) of the affected Class in full, and (B) simultaneously borrow new Loans of such Class hereunder in an amount equal to such prepayment; provided that with respect to subclauses (A) and (B), (x) the prepayment to, and borrowing from, any existing Lender shall be effected by book entry to the extent that any portion of the amount prepaid to such Lender will be subsequently borrowed from such Lender and (y) the existing Lenders shall make and receive payments among themselves, in a manner acceptable to the Administrative Agent, so that, after giving effect thereto, the Loans of each Class are held ratably by the Lenders of such Class in accordance with the respective Commitments of such Class of such Lenders (after giving effect to this Amendment). Concurrently therewith, the existing Lenders of each Class shall be deemed to have adjusted their participation interests in any outstanding Letters of Credit of such Class so that such interests are held ratably in accordance with their Commitments of such Class as so increased. Each of the Lenders party hereto hereby agrees that no amounts shall be required to be paid to such Lender under Section 2.15 of the Credit Agreement in connection with the reallocation described in this Section 5.8. (b) Each of the Lenders hereby acknowledges and agrees that (i) no Lender nor the Administrative Agent has made any representations or warranties or assumed any responsibility with respect to (A) any statements, warranties or representations made by any Obligor in or in connection with this Amendment, the Credit Agreement or any other Loan Document or, with respect to any Obligor, the execution, legality, validity, enforceability, genuineness or sufficiency of this Amendment, the Credit Agreement or any other Loan Document or (B) the financial condition of any Obligor or the performance by any Obligor of its obligations hereunder or under the Credit Agreement or any other Loan Document; (ii) it has received such information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; and (iii) it has made and continues to make its own credit decisions in taking or not taking action under the Loan Documents, independently and without reliance upon the Administrative Agent or any other Lender.

5 1760985371 SECTION 5.9. Reaffirmation. The Borrower (i) hereby consents to the terms of this Amendment and the Credit Agreement and (ii) hereby reaffirms, ratifies and confirms that, after giving effect to this Amendment and the transactions contemplated hereby, the Liens and other security interests granted by it pursuant to, and the terms and conditions of, the Guarantee and Security Agreement remain unaltered and in full force and effect and secure the Secured Obligations as amended hereby. SECTION 5.10. Collateral Agent. The Collateral Agent, executing this Amendment solely with respect to this Section 5.10, hereby consents, pursuant to Section 9.02(c) of the Existing Credit Agreement, to the spreading of the Liens granted under the Security Documents to secure such additional obligations resulting from the increase in the aggregate Commitments as a result of this Amendment and as set forth in Schedule 1.01(b) of the Credit Agreement as amended and restated hereby. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] Signature Page to First Amendment IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written. Borrower: NEW MOUNTAIN FINANCE CORPORATION By: Name: Laura C. Holson Title: Chief Operating Officer and Chief Financial Officer Docusign Envelope ID: A5EB8617-875E-8797-8177-8B1B2EB4A4DA Signature Page to First Amendment Administrative Agent, Issuing Bank, Swingline Lender and Lender: SUMITOMO MITSUI BANKING CORPORATION By: Name: Shane Klein Title: Managing Director Signature Page to First Amendment Solely with respect to Section 5.10, as Collateral Agent: SUMITOMO MITSUI BANKING CORPORATION By: Name: Shane Klein Title: Managing Director

Signature Page to First Amendment Information Classification: General Swingline Lender and Lender: STATE STREET BANK AND TRUST COMPANY By: Name: Jiaqi Wei Title: Vice President Signature Page to First Amendment Swingline Lender, Issuing Bank and Lender: WELLS FARGO BANK, NATIONAL ASSOCIATION By: Name: Sarah Bimberg Title: Vice President Signature Page to First Amendment Swingline Lender, Issuing Bank and Lender: GOLDMAN SACHS BANK USA By: Name: Dan Starr Title: Authorized Signatory

Signature Page to First Amendment Lender: CANADIAN IMPERIAL BANK OF COMMERCE By: Name: Vikash Khullar Title: Managing Director

1760985371 Exhibit A Amendments to Existing Credit Agreement [Attached] Exhibit A to First Amendment, dated as of July 30, 2026 EXECUTION COPY SECOND AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT dated as of September 30, 2024 and as amended by the First Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of July 30, 2026 Among NEW MOUNTAIN FINANCE CORPORATION as Borrower The LENDERS Party Hereto and SUMITOMO MITSUI BANKING CORPORATION, as Administrative Agent $638,500,000537,100,000 __________________ SUMITOMO MITSUI BANKING CORPORATION, DEUTSCHE BANK SECURITIES INC., STATE STREET BANK AND TRUST COMPANY, WELLS FARGO SECURITIES, LLC as Joint Lead Arrangers SUMITOMO MITSUI BANKING CORPORATION as Sole Book Runner 7705800301760924144.6 TABLE OF CONTENTS Page -i-7705800301760924144.6 ARTICLE I DEFINITIONS 1 SECTION 1.01. Defined Terms 1 SECTION 1.02. Classification of Loans and Borrowings 54 SECTION 1.03. Terms Generally 54 SECTION 1.04. Accounting Terms; GAAP 55 SECTION 1.05. Currencies; Currency Equivalents 55 SECTION 1.06. Divisions 56 SECTION 1.07. Rates 57 SECTION 1.08. Outstanding Indebtedness 57 SECTION 1.09. Reclassification 57 SECTION 1.10. Calculations 57 ARTICLE II THE CREDITS 58 SECTION 2.01. The Commitments 58 SECTION 2.02. Loans and Borrowings 58 SECTION 2.03. Requests for Syndicated Borrowings 59 SECTION 2.04. Swingline Loans 60 SECTION 2.05. Letters of Credit 64 SECTION 2.06. Funding of Borrowings 70 SECTION 2.07. Interest Elections 71 SECTION 2.08. Termination, Reduction or Increase of the Commitments 72 SECTION 2.09. Repayment of Loans; Evidence of Debt 76 SECTION 2.10. Prepayment of Loans 77 SECTION 2.11. Fees 81 SECTION 2.12. Interest 83 SECTION 2.13. Alternate Rate of Interest 84 SECTION 2.14. Increased Costs 87 SECTION 2.15. Break Funding Payments 88 SECTION 2.16. Taxes 89 SECTION 2.17. Payments Generally; Pro Rata Treatment: Sharing of Set-offs 92 TABLE OF CONTENTS (continued) Page -ii-7705800301760924144.6 SECTION 2.18. Mitigation Obligations; Replacement of Lenders 96 SECTION 2.19. Defaulting Lenders 96 SECTION 2.20. Assignment and Reallocation of Existing Commitments and Existing Loans. 100 SECTION 2.21. Reallocation Following a Non-Extended Commitment Termination Date. 101 SECTION 2.22. Illegality 103 ARTICLE III REPRESENTATIONS AND WARRANTIES 105 SECTION 3.01. Organization; Powers 105 SECTION 3.02. Authorization; Enforceability 105 SECTION 3.03. Governmental Approvals; No Conflicts 105 SECTION 3.04. Financial Condition; No Material Adverse Change 106 SECTION 3.05. Litigation 106 SECTION 3.06. Compliance with Laws and Agreements 106 SECTION 3.07. Taxes 106 SECTION 3.08. ERISA 106 SECTION 3.09. Disclosure 107 SECTION 3.10. Investment Company Act; Margin Regulations 107 SECTION 3.11. Material Agreements and Liens 108 SECTION 3.12. Subsidiaries and Investments 108 SECTION 3.13. Properties 108 SECTION 3.14. [Reserved] 109 SECTION 3.15. Sanctions 109 SECTION 3.16. USA Patriot Act 109 SECTION 3.17. Collateral Documents 109 SECTION 3.18. Affected Financial Institutions 110 ARTICLE IV CONDITIONS 110 SECTION 4.01. Restatement Effective Date 110 SECTION 4.02. Each Credit Event 112 ARTICLE V AFFIRMATIVE COVENANTS 112

TABLE OF CONTENTS (continued) Page -iii-7705800301760924144.6 SECTION 5.01. Financial Statements and Other Information 113 SECTION 5.02. Notices of Material Events 115 SECTION 5.03. Existence: Conduct of Business 115 SECTION 5.04. Payment of Obligations 116 SECTION 5.05. Maintenance of Properties; Insurance 116 SECTION 5.06. Books and Records; Inspection and Audit Rights 116 SECTION 5.07. Compliance with Laws 116 SECTION 5.08. Certain Obligations Respecting Subsidiaries; Further Assurances 117 SECTION 5.09. Use of Proceeds 118 SECTION 5.10. Status of RIC and BDC 119 SECTION 5.11. Investment Policies; Valuation Policy 119 SECTION 5.12. Portfolio Valuation and Diversification Etc 119 SECTION 5.13. Calculation of Borrowing Base 123 ARTICLE VI NEGATIVE COVENANTS 131 SECTION 6.01. Indebtedness 131 SECTION 6.02. Liens 133 SECTION 6.03. Fundamental Changes 134 SECTION 6.04. Investments 136 SECTION 6.05. Restricted Payments 137 SECTION 6.06. Certain Restrictions on Subsidiaries 138 SECTION 6.07. Certain Financial Covenants 138 SECTION 6.08. Transactions with Affiliates 138 SECTION 6.09. Lines of Business 139 SECTION 6.10. No Further Negative Pledge 139 SECTION 6.11. Modifications of Longer-Term Indebtedness Documents 140 SECTION 6.12. Payments of Other Indebtedness 140 SECTION 6.13. Accounting Changes 141 SECTION 6.14. SBIC Guarantee 141 ARTICLE VII EVENTS OF DEFAULT 141 TABLE OF CONTENTS (continued) Page -iv-7705800301760924144.6 ARTICLE VIII THE ADMINISTRATIVE AGENT 145 SECTION 8.01. Appointment of the Administrative Agent 145 SECTION 8.02. Capacity as Lender 145 SECTION 8.03. Limitation of Duties; Exculpation 146 SECTION 8.04. Reliance 146 SECTION 8.05. Sub-Agents 146 SECTION 8.06. Resignation; Successor Administrative Agent 147 SECTION 8.07. Reliance by Lenders 147 SECTION 8.08. Modifications to Loan Documents 148 SECTION 8.09. Erroneous Payments 148 ARTICLE IX MISCELLANEOUS 151 SECTION 9.01. Notices; Electronic Communications 151 SECTION 9.02. Waivers; Amendments 153 SECTION 9.03. Expenses; Indemnity; Damage Waiver 156 SECTION 9.04. Successors and Assigns 158 SECTION 9.05. Survival 164 SECTION 9.06. Counterparts; Integration; Effectiveness; Electronic Execution 165 SECTION 9.07. Severability 165 SECTION 9.08. Right of Setoff 166 SECTION 9.09. Governing Law; Jurisdiction; Etc 166 SECTION 9.10. WAIVER OF JURY TRIAL 167 SECTION 9.11. Judgment Currency 167 SECTION 9.12. Headings 168 SECTION 9.13. Treatment of Certain Information; No Fiduciary Duty; Confidentiality 168 SECTION 9.14. USA PATRIOT Act 170 SECTION 9.15. Acknowledgement Regarding Any Supported QFCs 170 SECTION 9.16. Acknowledgement and Consent to Bail-In of Affected Financial Institutions 170 SECTION 9.17. Interest Rate Limitations 171 TABLE OF CONTENTS (continued) Page -v-7705800301760924144.6 SECTION 9.18. Effect of Amendment and Restatement of the Existing Credit Agreement 172 SECTION 9.19. Representations and Warranties of the Lenders 172 SECTION 9.20. Lender Information Reporting 172 SECTION 9.21. German Bank Separation Act 172 SCHEDULE 1.01(a) - Approved Dealers and Approved Pricing Services SCHEDULE 1.01(b) - Commitments SCHEDULE 1.01(c) - Industry Classification Group List SCHEDULE 2.05 - Issuing Bank LC Exposure / Swingline Lender Swingline Exposure SCHEDULE 3.11 - Material Agreements and Liens SCHEDULE 3.12(a) - Subsidiaries SCHEDULE 3.12(b) - Investments SCHEDULE 6.08 - Transactions with Affiliates EXHIBIT A - Form of Assignment and Assumption EXHIBIT B - Form of Borrowing Base Certificate EXHIBIT C - Form of Borrowing Request EXHIBIT D - Form of Lender NDA 7705800301760924144.6

THIS SECOND AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT dated as of September 30, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), is entered into by and among NEW MOUNTAIN FINANCE CORPORATION, a Delaware corporation (the “Borrower”), the LENDERS and ISSUING BANKS party hereto, and SUMITOMO MITSUI BANKING CORPORATION, as Administrative Agent. The Borrower, the “Lenders” party thereto, (the “Existing Lenders”) and the Administrative Agent, are parties to an Amended and Restated Senior Secured Revolving Credit Agreement dated as of June 4, 2021 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”). Each of the Existing Lenders shall become or continue as a “Lender” under the Existing Credit Agreement as amended and restated by this Agreement. The Borrower has requested that the Lenders provide the credit facility described herein under this Agreement which shall amend and restate the Existing Credit Agreement in its entirety on the terms specified herein to, inter alia, extend credit to the Borrower in an initial face amount not exceeding $638,500,000 at any one time outstanding. The Lenders are prepared to amend and restate the Existing Credit Agreement in its entirety upon the terms and conditions hereof, and, accordingly, the parties hereto agree as follows: ARTICLE I DEFINITIONS SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “2026 Tranche A Notes” means any unsecured notes in an aggregate principal amount of up to $40,000,000 with a stated interest rate of 7.28% due in 2028 and issued pursuant to documentation that satisfies the requirements set forth in clause (b) of the definition of “Unsecured Longer-Term Indebtedness”. “2026 Tranche B Notes” means any unsecured notes in an aggregate principal amount of up to $35,000,000 with a stated interest rate of 7.76% due in 2031 and issued pursuant to documentation that satisfies the requirements set forth in clause (b) of the definition of “Unsecured Longer-Term Indebtedness”. “2026 Tranche C Notes” means any unsecured notes in an aggregate principal amount of up to $75,000,000 with a stated interest rate of 3.66% due in 2031 and issued pursuant to documentation that satisfies the requirements set forth in clause (b) of the definition of “Unsecured Longer-Term Indebtedness”. “ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans constituting such Borrowing, are denominated in Dollars and bearing interest at a rate determined by reference to the Alternate Base Rate. Revolving Credit Agreement 7705800301760924144.6 “Adjusted Borrowing Base” means the Borrowing Base minus the aggregate amount of Cash and Cash Equivalents included in the Portfolio Investments held by the Obligors (provided that Cash Collateral for outstanding Letters of Credit shall not be treated as a portion of the Portfolio Investments). “Adjusted Covered Debt Balance” means, on any date, the aggregate Covered Debt Amount on such date minus the aggregate amount of Cash and Cash Equivalents included in the Portfolio Investments held by the Obligors (provided that Cash Collateral for outstanding Letters of Credit shall not be treated as a portion of the Portfolio Investments). “Adjusted Daily Simple RFR” means, for purposes of any calculation, the rate per annum equal to (i) Daily Simple RFR for such calculation plus (ii) the RFR Applicable Credit Adjustment Spread; provided that, if the Adjusted Daily Simple RFR as so determined shall ever be less than the Floor, the Adjusted Daily Simple RFR shall be deemed to be the Floor. “Adjusted EURIBOR Rate” means, with respect to any Term Benchmark Borrowing denominated in Euros for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1.00%) equal to (a) the EURIBOR for such Interest Period multiplied by (b) the Statutory Reserve Rate; provided that if the Adjusted EURIBOR Rate as so determined would be less than zero (0.00%), such rate shall be deemed to be equal to zero (0.00%) for the purposes of this Agreement. “Adjusted Term CORRA” means, for purposes of any calculation, the rate per annum equal to (i) Term CORRA for calculation plus (ii) the Term CORRA Adjustment; provided that, if the Adjusted Term CORRA as so determined shall ever be less than the Floor, the Adjusted Term CORRA shall be deemed to be the Floor. “Adjusted Daily Simple RFR” means, for purposes of any calculation, the rate per annum equal to (i) Daily Simple RFR for such calculation plus (ii) the RFR Applicable Credit Adjustment Spread; provided that, if the Adjusted Daily Simple RFR as so determined shall ever be less than the Floor, the Adjusted Daily Simple RFR shall be deemed to be the Floor. “Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor. “Administrative Agent” means Sumitomo Mitsui Banking Corporation, as successor to Goldman Sachs Bank USA in its capacity as administrative agent for the Lenders hereunder. “Administrative Agent’s Account” means, for each Currency, an account in respect of such Currency designated by the Administrative Agent in a notice to the Borrower and the Lenders. “Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent. 2 7705800301760924144.6 “Advance Rate” has the meaning assigned to such term in Section 5.13. “Affected Currency” has the meaning assigned to such term in Section 2.13. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. Anything herein to the contrary notwithstanding, the term “Affiliate” shall not include any Person that constitutes an Investment held by any Obligor or Financing Subsidiary in the ordinary course of business; provided that the term “Affiliate” shall include any Financing Subsidiary. “Agency Transfer Agreement” means that certain Agency Transfer Agreement, dated as of the Restatement Effective Date, by and among the Borrower, the Lenders party thereto, Goldman Sachs Bank USA, the Administrative Agent and the Collateral Agent. “Agreed Foreign Currency” means, at any time, (i) any of Canadian Dollars, English Pounds Sterling, Euros and Australian Dollars, and (ii) with the agreement of each Multicurrency Lender and each Issuing Bank, any other Foreign Currency, so long as, in respect of any such specified Foreign Currency or other Foreign Currency, at such time (a) such Foreign Currency is dealt with in the relevant market for obtaining quotations, (b) such Foreign Currency is freely transferable and convertible into Dollars in the London foreign exchange market or the relevant local market, if applicable, and (c) no central bank or other governmental authorization in the country of issue of such Foreign Currency (including, in the case of the Euro, any authorization by the European Central Bank) is required to permit use of such Foreign Currency by any Multicurrency Lender for making any Loan hereunder and/or to permit the Borrower to borrow and repay the principal thereof and to pay the interest thereon, unless such authorization has been obtained and is in full force and effect. “Agreement” has the meaning assigned to such term in the preamble to this Agreement. “Alternate Base Rate” means, for any day, a rate per annum equal to the greater of (a) zero and (b) the highest of (i) the Prime Rate in effect on such day, (ii) the Federal Funds Effective Rate for such day plus 1/2 of 1% and (iii) the rate per annum equal to 1% plus the Adjusted Term SOFR as in effect for such day. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or Adjusted Term SOFR as set forth above shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or Adjusted Term SOFR, respectively. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain a quotation in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b)(ii) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. 3 7705800301760924144.6 “Anti-Corruption Laws” has the meaning assigned to such term in Section 3.16. “Applicable Dollar Percentage” means, with respect to any Dollar Lender, the percentage of the total Dollar Commitments represented by such Dollar Lender’s Dollar Commitment. If the Dollar Commitments have terminated or expired, the Applicable Dollar Percentages shall be determined based upon the Dollar Commitments most recently in effect, giving effect to any assignments; provided that, for the avoidance of doubt, on and after the Non-Extended Commitment Termination Date for any Non-Extending Lender that is a Dollar Lender, the Applicable Dollar Percentage of such Non-Extending Lender shall be 0%. “Applicable Financial Statements” means, as at any date, the most-recent audited financial statements of the Borrower delivered to the LendersAdministrative Agent; provided that if immediately prior to the delivery to the LendersAdministrative Agent of new audited financial statements of the Borrower a Material Adverse Change (the “Pre-existing MAC”) shall exist (regardless of when it occurred), then the “Applicable Financial Statements” as at said date means the Applicable Financial Statements in effect immediately prior to such delivery until such time as the Pre-existing MAC shall no longer exist. “Applicable Margin” means (i) in the case of any Extending Lender, the Extending Lender Applicable Margin and (ii) in the case of any Non-Extending Lender, the Non-Extending Lender Applicable Margin for such Non-Extending Lender. “Applicable Multicurrency Percentage” means, with respect to any Multicurrency Lender, the percentage of the total Multicurrency Commitments represented by such Multicurrency Lender’s Multicurrency Commitment. If the Multicurrency Commitments have terminated or expired, the Applicable Multicurrency Percentages shall be determined based upon the Multicurrency Commitments most recently in effect, giving effect to any assignments; provided that, for the avoidance of doubt, on and after the Non-Extended Commitment Termination Date for any Non-Extending Lender that is a Multicurrency Lender, the Applicable Multicurrency Percentage of such Non-Extending Lender shall be 0%. “Applicable Percentage” means, with respect to any Lender, the percentage of the total Commitments represented by such Lender’s Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments; provided that, for the avoidance of doubt, on and after the Non-Extended Commitment Termination Date for any Non-Extending Lender, the Applicable Percentage of such Non-Extending Lender shall be 0%. “Applicable Time” means, with respect to any Loans and payments in any Foreign Currency, the local time in the Principal Financial Center for such Foreign Currency as may be reasonably determined by the Administrative Agent. “Approved Dealer” means (a) in the case of any investment that is not a U.S. Government Security, a bank or a broker-dealer registered under the Securities Exchange Act of 1934 of nationally recognized standing or an Affiliate thereof, (b) in the case of a U.S. Government Security, any primary dealer in U.S. Government Securities, and (c) in the case of any foreign investment, any foreign broker-dealer of internationally recognized standing or an 4 7705800301760924144.6

Affiliate thereof, in the case of each of clauses (a), (b) and (c) above, as set forth on Schedule 1.01(a) or any other bank or broker-dealer acceptable to the Administrative Agent in its reasonable determination. “Approved Pricing Service” means a pricing or quotation service as set forth in Schedule 1.01(a) or any other pricing or quotation service approved by the board of directors (or appropriate committee thereof with the necessary delegated authority) of the Borrower and designated in writing to the Administrative Agent (which designation shall be accompanied by a copy of a resolution of the board of directors (or appropriate committee thereof with the necessary delegated authority) of the Borrower that such pricing or quotation service has been approved by the Borrower). “Approved Third-Party Appraiser” means any Independent nationally recognized third-party appraisal firm (a) designated by the Borrower in writing to the Administrative Agent (which designation shall be accompanied by a copy of a resolution of the board of directors or appropriate committee thereof with the necessary delegated authority) of the Borrower that such firm has been approved by the Borrower for purposes of assisting the board of directors (or appropriate committee thereof with the necessary delegated authority) of the Borrower in making valuations of portfolio assets to determine the Borrower’s compliance with the applicable provisions of the Investment Company Act) and (b) acceptable to the Administrative Agent. It is understood and agreed that Houlihan Lokey, Inc., Duff & Phelps Corporation, Kroll LLC, Murray, Devine and Company, Citrin Cooperman, Lincoln International LLC (formerly known as Lincoln Partners LLC) and Valuation Research Corporation are acceptable to the Administrative Agent. As used in Section 5.12 hereof, an “Approved Third-Party Appraiser selected by the Administrative Agent” shall mean any of the firms identified in the preceding sentence and any other Independent nationally recognized third-party appraisal firm identified by the Administrative Agent and consented to by the Borrower (such consent not to be unreasonably withheld). “Asset Coverage Ratio” means the ratio, determined on a consolidated basis for Borrower and its Subsidiaries, without duplication, of (a) the Value of total assets of the Borrower and its Subsidiaries, less all liabilities and indebtedness not represented by senior securities, to (b) the aggregate amount of senior securities representing indebtedness of Borrower and its Subsidiaries (including any Indebtedness outstanding under this Agreement), in each case as determined pursuant to Section 18 under the Investment Company Act, as modified by Section 61 thereunder, and any orders of the Securities and Exchange Commission issued to or with respect to Borrower thereunder, including any exemptive relief granted by the Securities and Exchange Commission with respect to the indebtedness of any SBIC Subsidiary. “Assignment and Assumption” means an Assignment and Assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A (with adjustments thereto to reflect the Classes of Commitments and/or Loans being assigned or outstanding at the time of the respective assignment) or any other form approved by the Administrative Agent and, so long as no Event of Default under clause (a), (b), (i), (j) or (k) of Article VII has occurred and is continuing, the Borrower. 5 7705800301760924144.6 “Assuming Lender” has the meaning assigned to such term in Section 2.08(e). “AUD” and “Australian Dollars” means the lawful currency of The Commonwealth of Australia. “AUD Rate” means the sum of (i) the Bank Bill Swap Reference Bid rate or a successor thereto approved by the Administrative Agent (“BBSY”) as published by Reuters (or such other page or commercially available source providing BBSY (Bid) quotations as may be designated by the Administrative Agent from time to time) at or about 10:30 a.m. (Melbourne, Australia time) on the day that is two Business Days prior to the first day of the Interest Period (or if such day is not a Business Day, then on the immediately preceding Business Day) with a term equivalent to such Interest Period and (ii) 0.05%. “Availability Period” means (a) in the case of any Extending Lender (with respect to such Extending Lender’s Extended Loans), the Extended Availability Period or (b) in the case of any Non-Extending Lender (with respect to such Non-Extending Lender’s Non-Extended Loans), the Non-Extended Availability Period for such Non-Extending Lender. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark for any Currency, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.13(f). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means the United States Bankruptcy Code, 11 U.S.C. Section 101 et seq. “Basel III” means, collectively, those certain agreements on capital and liquidity standards contained in “Basel III: A Global Regulatory Framework for More Resilient Banks and Banking Systems,” “Basel III: International Framework for Liquidity Risk Measurement, 6 7705800301760924144.6 Standards and Monitoring,” and “Guidance for National Authorities Operating the Countercyclical Capital Buffer,” each as published by the Basel Committee on Banking Supervision in December 2010 (as revised from time to time), and “Basel III: The Liquidity Coverage Ratio and Liquidity Risk Monitoring Tools,” as published by the Basel Committee on Banking Supervision in January 2013 (as revised from time to time), and, in each case, as implemented by a Lender’s primary United StateStates bank regulatory authority. “Basel IV” means any amendment, replacement or refinement of Basel III known as “Basel IV”. “Benchmark” means, initially, with respect to any Loans denominated in (a) Dollars, the Term SOFR Reference Rate, (b) Canadian Dollars, the Term CORRA Reference Rate, and (c) each other Agreed Foreign Currency, the Relevant Rate for such Currency; provided that if a Benchmark Transition Event or a Term ESTR Transition Event, as applicable, and its related Benchmark Replacement Date have occurred with respect to the Relevant Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.13. Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof. “Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date; provided that, in the case of any Loan denominated in any Currency other than Dollars, CAD, Euros or GBP, “Benchmark Replacement” shall mean the alternative set forth in (5) below : (1) in the case of any Loan denominated in Dollars, the sum of: (i) Daily Simple SOFR and (ii) the applicable Benchmark Replacement Adjustment; (2) in the case of any Loan denominated in Euros, the first alternative set forth below that can be determined by the Administrative Agent; (a) the sum of (a) Term ESTR and (b) the related Benchmark Replacement Adjustment; and (b) the sum of (a) Daily Simple ESTR and (b) the related Benchmark Replacement Adjustment; (3) in the case of any Loan denominated in English Pounds Sterling, the sum of (a) the Central Bank Rate for that RFR BankingBusiness Day and (b) the applicable Central Bank Rate Adjustment; provided that if the Central Bank Rate is not available for that RFR BankingBusiness Day, the Benchmark Replacement shall be the sum of (i) the most recent Central Bank Rate for a day which is no more than two (2) RFR BankingBusiness Days before that RFR BankingBusiness Day and (ii) the applicable Central Bank Rate Adjustment; (4) in the case of any Loan denominated in Canadian Dollars, the sum of (a) the Daily Simple CORRA and (b) the related Benchmark Replacement Adjustment; 7 7705800301760924144.6 and (5) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Currency giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention in the United States for determining a benchmark rate as a replacement for the then-current Benchmark for syndicated credit facilities denominated in the applicable Currency at such time and (b) the related Benchmark Replacement Adjustment; provided that, in the case of clause (1), (2) or (4), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; provided further that, with respect to a Loan denominated in Euros, notwithstanding anything to the contrary in this Agreement or in any other Loan Document, upon the occurrence of a Term ESTR Transition Event, and the delivery of a Term ESTR Notice, on the applicable Benchmark Replacement Date the “Benchmark Replacement” shall revert to and shall be deemed to be the sum of (a) Term ESTR and (b) the related Benchmark Replacement Adjustment, as set forth in clause (1)(C) of this definition (subject to the first proviso above); provided, further, that if the Benchmark Replacement as determined pursuant to any of the foregoing would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark for a Currency with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement (excluding for the avoidance of doubt, Daily Simple SOFR), the spread adjustment, or method for calculating or determining such spread adjustment,(which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Currency giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body at such time or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Currency in the U.S. syndicated loan market at such time. “Benchmark Replacement Date” means, (x) with respect to any Benchmark (other than the Term SOFR Reference Rate or the Term CORRA Reference Rate), the earliest to occur of the following events with respect to such then-current Benchmark and (y) with respect to the Term SOFR Reference Rate or the Term CORRA Reference Rate, a date and time determined by 8 7705800301760924144.6 the Administrative Agent in its reasonable discretion, which date shall be no later than the earlier to occur of the following events with respect to such then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, if such Benchmark is a term rate, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to any then-current Benchmark, the occurrence of one or more of the following events with respect to such Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), including the Federal Reserve Board, the NYFRB or the Bank of Canada, as applicable, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component thereof), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component thereof) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component thereof), in each case which states that the administrator of such Benchmark (or such component thereof) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, 9 7705800301760924144.6 there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, with respect to any then-current Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any other Loan Document in accordance with Section 2.13 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any other Loan Document in accordance with Section 2.13. “Beneficial Ownership Certification” means, for a “legal entity customer” (as such term is defined in the Beneficial Ownership Regulation), a certification regarding beneficial ownership or control to the extent required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Borrower” has the meaning assigned to such term in the preamble to this Agreement. “Borrower Asset Coverage Ratio” means the ratio, determined for the Obligors, without duplication, of (a)(i) Total Assets minus (ii) Total Assets Concentration Limitation to (b) Total Secured Debt. “Borrowing” means (a) all Syndicated ABR Loans of the same Class made, converted or continued on the same date, (b) all Term Benchmark Loans of the same Class denominated in the same Currency that have the same Interest Period, (c) all RFR Loans of the same Class or (d) a Swingline Loan. “Borrowing Base” has the meaning assigned to such term in Section 5.13. “Borrowing Base Certificate” means a certificate of a Financial Officer of the Borrower, substantially in the form of Exhibit B hereto (or such other form as shall be reasonably satisfactory to the Administrative Agent) and appropriately completed. 10 7705800301760924144.6 “Borrowing Base Deficiency” means, at any date on which the same is determined, the amount, if any, that (a) the aggregate Covered Debt Amount as of such date exceeds (b) the Borrowing Base as of such date. “Borrowing Request” means a request by the Borrower for a Syndicated Borrowing in accordance with Section 2.03, which, if in writing, shall be substantially in the form of Exhibit C hereto (or such other form as shall be reasonably satisfactory to the Administrative Agent). “Business Day” means any day (a) that is not a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed, (b) if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, a continuation or conversion of or into, or the Interest Period for, a Term Benchmark Borrowing denominated in Dollars, that is also a U.S. Government Securities Business Day, (c) if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, a continuation or conversion of or into, or the Interest Period for, an RFR Borrowing denominated in English Pounds Sterling, that is also an RFR Business Day, (d) in relation to any Loan denominated in a Local Rate Currency, any day (other than a Saturday or a Sunday) on which the central bank responsible for administering such Currency is open for business, as determined by the Administrative Agent in its reasonable discretion and (e) if such day relates to a borrowing or continuation of, a payment or prepayment of principal of or interest on, or the Interest Period for, any Borrowing denominated in any other Foreign Currency, or to a notice by the Borrower with respect to any such borrowing, continuation, payment, prepayment or Interest Period, that is also a day on which commercial banks and the London foreign exchange market settle payments in the Principal Financial Center for such Foreign Currency. “CAD” and “Canadian Dollars” means the lawful currency of Canada. “Calculation Amount” means, as of the end of any Testing Period, an amount equal to the greater of: (a) (i) 125% of the Adjusted Covered Debt Balance (as of the end of such Testing Period) minus (ii) the aggregate Value of all Quoted Investments included in the Borrowing Base (as of the end of such Testing Period) and (b) 10% of the aggregate Value of all Unquoted Investments included in the Borrowing Base (as of the end of such Testing Period); provided that in no event shall more than 25% (or, if clause (b) applies, 10%, or as near thereto as reasonably practicable) of the aggregate Value of the Unquoted Investments in the Borrowing Base be tested in respect of any applicable Testing Period. “Canadian Prime Rate” means, on any day, the rate determined by the Administrative Agent to be the higher of (i) the rate equal to the PRIMCAN Index rate that appears on the Bloomberg screen at 10:15 a.m. Toronto time on such day (or, in the event that the PRIMCAN Index is not published by Bloomberg, any other information services that publishes such index from time to time, as selected by the Administrative Agent in its reasonable discretion) and (ii) the rate per annum equal to Adjusted Term CORRA plus 1% per annum; provided, that if any of the above rates shall be less than 0%, such rate shall be deemed to be 0% for purposes of this Agreement. Any change in the Canadian Prime Rate due to a change in the 11 7705800301760924144.6 PRIMCAN Index or Adjusted Term CORRA shall be effective from and including the effective date of such change in the PRIMCAN Index or Adjusted Term CORRA, respectively. “Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. “Cash” means any immediately available funds in Dollars or in any currency other than Dollars (measured in terms of the Dollar Equivalent thereof) which is a freely convertible currency. “Cash Collateralize” means, in respect of a Letter of Credit or any obligation hereunder, to provide and pledge cash collateral pursuant to Section 2.05(k), at a location and pursuant to documentation in form and substance reasonably satisfactory to Administrative Agent and each Issuing Bank. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Equivalents” means investments (other than Cash) that are one or more of the following obligations: (a) U.S. Government Securities, in each case maturing within one year from the date of acquisition thereof; (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, a credit rating of at least A-1 from S&P and at least P-1 from Moody’s; (c) investments in certificates of deposit, banker’s acceptances and time deposits maturing within 180 days from the date of acquisition thereof (i) issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof or under the laws of the jurisdiction or any constituent jurisdiction thereof in which the Principal Financial Center in respect of any Agreed Foreign Currency is located; provided that such certificates of deposit, banker’s acceptances and time deposits are held in a securities account (as defined in the Uniform Commercial Code) through which the Collateral Agent can perfect a security interest therein and (ii) having, at such date of acquisition, a credit rating of at least A-1 from S&P and at least P-1 from Moody’s; (d) fully collateralized repurchase agreements with a term of not more than 30 days from the date of acquisition thereof for U.S. Government Securities and entered into with (i) a financial institution satisfying the criteria described in clause (c) of this definition or (ii) an Approved Dealer having (or being a member of a consolidated group 12 7705800301760924144.6 having) at such date of acquisition, a credit rating of at least A-1 from S&P and at least P-1 from Moody’s; and (e) investments in money market funds that invest solely, and which are restricted by their respective charters to invest solely, in investments of the type described in the immediately preceding clauses (a) through (d) above (including as to credit quality and maturity). provided that (i) in no event shall Cash Equivalents include any obligation that provides for the payment of interest alone (for example, interest-only securities or “IOs”); (ii) if any of Moody’s or S&P changes its rating system, then any ratings included in this definition shall be deemed to be an equivalent rating in a successor rating category of Moody’s or S&P, as the case may be; (iii) Cash Equivalents (other than U.S. Government Securities or repurchase agreements) shall not include any such investment of more than 10% of total assets of the Borrower and its Subsidiaries in any single issuer; and (iv) in no event shall Cash Equivalents include any obligation that is not denominated in Dollars or an Agreed Foreign Currency. “Central Bank Rate” means the greater of (A) the sum of (i) for any Loan denominated in (x) English Pounds Sterling, the Bank of England (or any successor thereto)’s “Bank Rate” as published by the Bank of England (or any successor thereto) from time to time, (y) Euro, one of the following three rates as may be selected by the Administrative Agent in its reasonable discretion: (1) the fixed rate for the main refinancing operations of the European Central Bank (or any successor thereto), or, if that rate is not published, the minimum bid rate for the main refinancing operations of the European Central Bank (or any successor thereto), each as published by the European Central Bank (or any successor thereto) from time to time, (2) the rate for the marginal lending facility of the European Central Bank (or any successor thereto), as published by the European Central Bank (or any successor thereto) from time to time or (3) the rate for the deposit facility of the central banking system of the Participating Member States, as published by the European Central Bank (or any successor thereto) from time to time or (z) any other Agreed Foreign Currency, a central bank rate as determined by the Administrative Agent in its reasonable discretion; plus (ii) the applicable Central Bank Rate Adjustment and (B) 0%. “Central Bank Rate Adjustment” means , for any date, for any Loan denominated in (A) English Pounds Sterling, a rate equal to the difference (which may be a positive or negative value or zero) of (i) the average of the Daily Simple RFR for English Pounds Sterling for the five most recent RFR Business Days preceding such day for which SONIA was available (excluding, from such averaging, the highest and the lowest Daily Simple RFR applicable during such period of five RFR Business Days) minus (ii) the Central Bank Rate in respect of English Pounds Sterling in effect on the last RFR Business Day in such period, (B) Euro, a rate equal to the difference (which may be a positive or negative value or zero) of (i) the average of the EURIBOR Screen Rate for the five most recent Term Benchmark BankingBusiness Days for Euro preceding such day for which the EURIBOR Screen Rate was available (excluding, from such averaging, the highest and the lowest EURIBOR Screen Rate applicable during such period of five Term Benchmark BankingBusiness Days for Euro) minus (ii) the Central Bank Rate in respect of Euro in effect on the last Term Benchmark BankingBusiness Day for Euro in such period and (C) any other Agreed Foreign Currency, a Central Bank Rate Adjustment as determined by the Administrative Agent in its reasonable discretion. For the purposes of this 13 7705800301760924144.6 definition, (x) the term “Central Bank Rate” shall be determined disregarding clause (a)(ii) of the definition of such term and (y) each of the EURIBOR Screen Rate on any day shall be based on the EURIBOR Screen Rate, on such day at approximately the time referred to in the definition of such term for deposits in the applicable Foreign Currency for a maturity of one month. “Change in Control” means (i) the acquisition of direct or indirect Control of the External Manager by any Person or group (other than a Permitted Holder) or (ii) the Borrower shall cease to be managed by the External Manager or an Affiliate thereof that is organized under the laws of a jurisdiction located in the United States of America and is registered as an investment adviser under the Investment Advisers Act of 1940 and in the business of managing or advising clients. “Change in Law” means the occurrence, after the date of this Agreement (or with respect to a person becoming a Lender by assignment or joinder after the date of this Agreement, the effective date thereof), of (a) the adoption or taking effect of any law, treaty or governmental rule or regulation or any change in any law, treaty or governmental rule or regulation or in the interpretation, administration or application thereof (regardless of whether the underlying law, treaty or governmental rule or regulation was issued or enacted prior to the date hereof (or with respect to a person becoming a Lender by assignment or joinder after the date of this Agreement, the effective date thereof)), but excluding proposals thereof, or any determination of a court or Governmental Authority, (b) any guideline, request or directive by any Governmental Authority (whether or not having the force of law) or any implementation rules or interpretations of previously issued guidelines, requests or directives, in each case that is issued or made after the date hereof (or with respect to a person becoming a Lender by assignment or joinder after the date of this Agreement, the effective date thereof) or (c) compliance by any Lender (or its applicable lending office) or any company controlling such Lender with any guideline, request or directive regarding capital adequacy or liquidity (whether or not having the force of law) of any such Governmental Authority, in each case adopted after the date hereof (or with respect to a person becoming a Lender by assignment or joinder after the date of this Agreement, the effective date thereof). For the avoidance of doubt, all requests, rules, guidelines or directives concerning liquidity and capital adequacy issued (i) by any United States regulatory authority having jurisdiction over such Lender under or in connection with the implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and (ii) by any Governmental Authority in connection with the implementation of the recommendations of the Bank for International Settlements or the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority), in each case pursuant to Basel III or Basel IV, shall in each case be deemed to be a “Change in Law”, regardless of the date adopted, issued, promulgated or implemented. “Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans constituting such Borrowing, are (x) Syndicated Dollar Loans, Syndicated Multicurrency Loans or Swingline Loans and/or (y) Extended Loans or Non-Extended Loans; when used in reference to any Lender’s Class of Commitment, refers to whether such Lender is (x) a Dollar Lender or a Multicurrency Lender and/or (y) an Extending Lender or a Non-Extending Lender; and, when used in reference to any Commitment, refers to whether such Commitment is a Dollar Commitment or a Multicurrency Commitment. The “Class” of a Letter of Credit refers to whether such Letter of Credit is a Dollar Letter of Credit or a Multicurrency 14 7705800301760924144.6 Letter of Credit. Other than for purposes of Sections 2.08(f), 2.09(a), 2.10(d), 2.17(c), 2.21 and the last paragraph of 9.02(b), Extending Lenders and Non-Extending Lenders shall be treated as the same Class of Lenders and Extended Loans and Non-Extended Loans shall be treated as the same Class of Loans. “Code” means the Internal Revenue Code of 1986, as amended from time to time. “Collateral” has the meaning assigned to such term in the Guarantee and Security Agreement. “Collateral Agent” means Sumitomo Mitsui Banking Corporation in its capacity as Collateral Agent under the Guarantee and Security Agreement and the other Loan Documents, and includes any successor Collateral Agent thereunder. “Combined Debt Amount” means, as of any date, (i) the aggregate Commitments as of such date (or, if greater, the Revolving Credit Exposures of all Lenders as of such date) plus (ii) the aggregate amount of outstanding Designated Indebtedness (as such term is defined in the Guarantee and Security Agreement) and, without duplication, the aggregate amount of unused and available commitments under any Designated Indebtedness (as such term is defined in the Guarantee and Security Agreement). “Commitments” means, collectively, the Dollar Commitments and the Multicurrency Commitments. “Commitment Increase” has the meaning assigned to such term in Section 2.08(e). “Commitment Increase Date” has the meaning assigned to such term in Section 2.08(e). “Commitment Termination Date” means the Extended Commitment Termination Date or the relevant Non-Extended Commitment Termination Date, as applicable. “Conforming Changes” means, with respect to either the use or administration of Adjusted Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate”, the definition of “Relevant Rate”, the definition of “Canadian Prime Rate”, the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.15 and other technical, administrative or operational matters) that the Administrative Agent decides, in consultation with the Borrower, may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for 15 7705800301760924144.6 the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides, in consultation with the Borrower, is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “CORRA” means the Canadian Overnight Repo Rate Average administered and published by the Bank of Canada (or any successor administrator of the Canadian Overnight Repo Rate Average). “CORRA Administrator” means the Bank of Canada (or any successor administrator). “CORRA Determination Date” has the meaning assigned to such term in the definition of “Daily Simple CORRA”. “CORRA Rate Day” has the meaning assigned to such term in the definition of “Daily Simple CORRA”. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Debt Amount” means, on any date, the sum of (x) all of the Revolving Credit Exposures of all Lenders on such date plus (y) the aggregate amount of Other Covered Indebtedness, Special Longer-Term Unsecured Indebtedness, Unsecured Longer-Term Indebtedness and Unsecured Shorter-Term Indebtedness on such date minus (z) the LC Exposures fully Cash Collateralized on such date pursuant to Section 2.05(k); provided that (A) the Special Longer-Term Unsecured Indebtedness and Unsecured Longer-Term Indebtedness shall be excluded from the calculation of the Covered Debt Amount, in each case, until the date that is nine (9) months prior to the scheduled maturity date of such Indebtedness and (B) 50% of outstanding Unsecured Shorter-Term Indebtedness shall be excluded from the calculation of the Covered Debt Amount until the date that is 9 months prior to the scheduled maturity of such Unsecured Shorter-Term Indebtedness (provided that, to the extent, but only to the extent, any portion of any such Indebtedness is subject to a contractually scheduled amortization payment or other principal payment or mandatory redemption (it being understood that the conversion features into Permitted Equity Interests under Permitted Convertible Indebtedness (as well as the triggering of such conversion and/or settlement thereof solely with Permitted Equity Interests, 16 7705800301760924144.6 except in the case of interest or expenses or fractional shares (which may be payable in cash)), shall not constitute “amortization” for purposes of this definition) earlier than six (6) months after the Extended Final Maturity Date (in the case of Unsecured Longer-Term Indebtedness) or earlier than the original final maturity date of such Indebtedness (in the case of the Special Longer-Term Unsecured Indebtedness or Unsecured Shorter-Term Indebtedness), such portion of such Indebtedness shall be included in the calculation of the Covered Debt Amount beginning upon the date that is the later of (i) nine (9) months prior to such scheduled amortization payment or other scheduled principal payment or mandatory scheduled redemption and (ii) the date the Borrower becomes aware that such Indebtedness is required to be paid or redeemed). For the avoidance of doubt, for purposes of calculating the Covered Debt Amount, any convertible securities that constitute Indebtedness that is required to be included in the “Covered Debt Amount” will be included at the then outstanding principal balance thereof. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning assigned to it in Section 9.15. “Currency” means Dollars or any Foreign Currency. “Custodian” means U.S. Bank National Association. “Daily Simple CORRA” means, for any day (a “CORRA Rate Day”), a rate per annum equal to CORRA for the day (such day “CORRA Determination Date”) that is five Business Days prior to (i) if such CORRA Rate Day is a Business Day, such CORRA Rate Day or (ii) if such CORRA Rate Day is not a Business Day, the Business Day immediately preceding such CORRA Rate Day, in each case, as such CORRA is published by the CORRA Administrator on the CORRA Administrator’s website. If by 1:00 p.m. (Toronto time) on any given CORRA Determination Date, CORRA in respect of such CORRA Determination Date has not been published on the CORRA Administrator’s website and a Benchmark Replacement Date with respect to the Daily Simple CORRA has not occurred, then CORRA for such CORRA Determination Date will be CORRA as published in respect of the first preceding Business Day for which such CORRA was published on the CORRA Administrator’s website; provided that Daily Simple CORRA determined pursuant to this sentence shall be utilized for purposes of the calculation of Daily Simple CORRA for no more than three (3) consecutive CORRA Rate Days. Any change in Daily Simple CORRA due to a change in CORRA shall be effective from and including the effective date of such change in CORRA without notice to the Borrower. “Daily Simple ESTR” means, for any day, ESTR, with the conventions for this rate (which may include a lookback) being established by the Administrative Agent in 17 7705800301760924144.6 accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple ESTR” for business loans; provided that, if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion. “Daily Simple RFR” means, for any day (an “RFR Interest Day”), an interest rate per annum equal to the greater of (a) (x) SONIA for the day (the “RFR Reference Day”) that is 5 RFR Business Days prior to (i) if such RFR Interest Day is an RFR Business Day, such RFR Interest Day or (ii) if such RFR Interest Day is not an RFR Business Day, the RFR Business Day immediately preceding such RFR Interest Day (such RFR Business Day determined pursuant to each of subclauses (i) and (ii), the “RFR Lookback Day”), or (y) if SONIA is not available for the RFR Lookback Day determined pursuant to clause (x) above, if by 5:00 p.m., London time, on the second (2nd) Business Day immediately following any RFR Reference Day, SONIA in respect of such RFR Reference Day has not been published on the SONIA Administrator’s Website and a Benchmark Replacement Date with respect to the Daily Simple RFR has not occurred, then SONIA for such RFR Reference Day will be SONIA as published in respect of the first preceding Business Day for which SONIA was published on the SONIA Administrator’s Website (provided that SONIA as determined pursuant to this clause (y) shall be utilized for purposes of calculation of Daily Simple RFR for no more than three (3) consecutive RFR Interest Days) and (b) 0.00%. Any change in Daily Simple RFR due to a change in SONIA shall be effective from and including the effective date of such change in SONIA without notice to the Borrower. “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion. “Debt to Equity Ratio” means the ratio of (a) the aggregate amount of senior securities representing indebtedness of the Borrower and its Subsidiaries (including under this Agreement), in each case as determined pursuant to the Investment Company Act, and any orders of the Securities and Exchange Commission issued to or with respect to the Borrower thereunder, including any exemptive relief granted by the Securities and Exchange Commission with respect to the indebtedness of any SBIC Subsidiary to (b) Shareholders’ Equity at the last day of the immediately preceding fiscal quarter of the Borrower. “Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default. “Defaulting Lender” means, subject to Section 2.19(b), any Lender that, (a) has failed to (i) fund all or any portion of its Loans or participations in Letters of Credit or Swingline Loans within two Business Days of the date such Loans were required to be funded hereunder 18 7705800301760924144.6 unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s reasonable determination that one or more conditions precedent to funding (each of which conditions precedent, together with the applicable default, if any, shall be specifically identified in detail in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, each Issuing Bank, any Swingline Lender or any Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, each Issuing Bank or any Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s reasonable determination that a condition precedent to funding (which condition precedent, together with the applicable default, if any, shall be specifically identified in detail in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by Administrative Agent and Borrower), (d) Administrative Agent has received notification that such Lender has become, or has a direct or indirect parent company that is, (i) insolvent, or is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors, (ii) other than via an Undisclosed Administration, the subject of a bankruptcy, insolvency, reorganization, liquidation or similar proceeding, or a receiver, trustee, conservator, intervenor or sequestrator or the like has been appointed for such Lender or its direct or indirect parent company, or such Lender or its direct or indirect parent company has taken any action in furtherance of or indicating its consent to or acquiescence in any such proceeding or appointment or (iii) the subject of a Bail-in Action or (e) is a GBSA Lender with respect to which a GBSA Initial Notice has been given; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority or instrumentality so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.19(b)) upon such determination (and the Administrative Agent shall deliver written notice of such determination to the Borrower, each Issuing Bank and each Lender and each Swingline Lender). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. 19 7705800301760924144.6 “Designated Obligations” means all obligations of the Borrower with respect to (a) principal of and interest on the Loans and (b) accrued and unpaid fees under the Loan Documents. “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith; provided that the term “Disposition” or “Dispose” shall not include the disposition of Portfolio Investments originated by the Borrower and immediately transferred to a Financing Subsidiary pursuant to a transaction not prohibited hereunder. “Disqualified Equity Interests” means any Equity Interest of the Borrower that is not a Permitted Equity Interest. “Disqualified Institution” means certain banks, financial institutions and other Persons that have been specified to the Administrative Agent by the Borrower in writing at any time prior to the Restatement Effective Date. “Dollar Commitment” means, with respect to each Dollar Lender, the commitment of such Dollar Lender to make Syndicated Loans, and to acquire participations in Letters of Credit and Swingline Loans, denominated in Dollars hereunder, during such Lender’s Availability Period, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Dollar Credit Exposure hereunder, as such commitment may be (a) reduced or increased from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Dollar Commitment as of the First Amendment Effective Date is set forth on Schedule 1.01(b), or in the Increasing Lender/Joining Lender Agreement or Assignment and Assumption pursuant to which such Lender shall have assumed its Dollar Commitment, as applicable. The aggregate amount of the Lenders’ Dollar Commitments as of the RestatementFirst Amendment Effective Date is $135,000,00075,000,000. “Dollar Equivalent” means, on any date of determination, with respect to an amount denominated in any Foreign Currency, the amount of Dollars that would be required to purchase such amount of such Foreign Currency on the date two Business Days prior to such date, based upon the spot selling rate at which the Administrative Agent or the Issuing Bank, as applicable, offers to sell such Foreign Currency for Dollars in the Principal Financial Center for such Foreign Currency at approximately 11:00 a.m., Applicable Time, for delivery two Business Days later.; provided that the Administrative Agent or the Issuing Bank, as applicable, may obtain such spot rate from another financial institution designated by the Administrative Agent or the Issuing Bank if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; provided further that the Issuing Bank may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letters of Credit denominated in any Agreed Foreign Currency. “Dollar LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Dollar Letters of Credit at such time plus (b) the aggregate amount of 20 7705800301760924144.6 all LC Disbursements in respect of such Letters of Credit that have not yet been reimbursed by or on behalf of the Borrower at such time. The Dollar LC Exposure of any Lender at any time shall be its Applicable Dollar Percentage of the total Dollar LC Exposure at such time. For all purposes of this Agreement, if on any date of determination a Dollar Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.13 or Rule 3.14 of the International Standby Practices, Article 29 of the Uniform Customs and Practice for Documentary Credits, or similar provisions in applicable law or terms expressed in the Letter of Credit, such Dollar Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “Dollar Lender” means the Persons listed on Schedule 1.01(b) as having Dollar Commitments and any other Person that shall have become a party hereto pursuant to a Increasing Lender/Joining Lender Agreement or Assignment and Assumption that provides for it to assume a Dollar Commitment or to acquire Revolving Dollar Credit Exposure, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. “Dollar Letters of Credit” means Letters of Credit that utilize the Dollar Commitments. “Dollar Loan” means a Loan denominated in Dollars. “Dollars” or “$” means the lawful money of the United States of America. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests or equivalents (however designated, including any instrument treated as equity for U.S. federal income tax purposes) in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time. “ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the 21 7705800301760924144.6 Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. “ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) any failure by any Plan to satisfy the minimum funding standard (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Plan; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA. “Erroneous Payment” has the meaning assigned to it in Section 8.09(a). “Erroneous Payment Deficiency Assignment” has the meaning assigned to it in Section 8.09(d). “Erroneous Payment Impacted Class” has the meaning assigned to it in Section 8.09(d). “Erroneous Payment Return Deficiency” has the meaning assigned to it in Section 8.09(d). “Erroneous Payment Subrogation Rights” has the meaning assigned to it in Section 8.09(d). “ESTR” means, with respect to any Business Day, a rate per annum equal to the Euro Short Term Rate for such Business Day published by the ESTR Administrator on the ESTR Administrator’s Website. “ESTR Administrator” means the European Central Bank (or any successor administrator of the Euro Short Term Rate). “ESTR Administrator’s Website” means the European Central Bank’s website, currently at http://www.ecb.europa.eu, or any successor source for the Euro Short Term Rate identified as such by the ESTR Administrator from time to time. 22 7705800301760924144.6 “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “EURIBOR” means, with respect to any Term Benchmark Borrowing denominated in Euros and for any Interest Period, the EURIBOR Screen Rate for a term equal to the term of such Interest Period at approximately 11:00 a.m., Brussels time, two Business Days prior to the commencement of such Interest Period; provided that, if the EURIBOR Screen Rate shall not be available at such time for such Interest Period (an “Impacted EURIBOR Rate Interest Period”) with respect to Euros then EURIBOR shall be the EURIBOR Interpolated Rate. “EURIBOR Interpolated Rate” means, at any time, with respect to any Term Benchmark Borrowing denominated in Euros and for any Interest Period, the rate per annum (rounded to the same number of decimal places as the EURIBOR Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the EURIBOR Screen Rate for the longest period (for which the EURIBOR Screen Rate is available for Euros) that is shorter than the Impacted EURIBOR Rate Interest Period; and (b) the EURIBOR Screen Rate for the shortest period (for which the EURIBOR Screen Rate is available for Euros) that exceeds the Impacted EURIBOR Rate Interest Period, in each case, at such time; provided that, if any EURIBOR Interpolated Rate shall be less than 0%, such rate shall be deemed to be 0% for the purposes of this Agreement. “EURIBOR” means, with respect to any Term Benchmark Borrowing denominated in Euros and for any Interest Period, the EURIBOR Screen Rate for a term equal to the term of such Interest Period at approximately 11:00 a.m., Brussels time, two Business Days prior to the commencement of such Interest Period; provided that, if the EURIBOR Screen Rate shall not be available at such time for such Interest Period (an “Impacted EURIBOR Rate Interest Period”) with respect to Euros then EURIBOR shall be the EURIBOR Interpolated Rate. “EURIBOR Screen Rate” means the euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) for the relevant period as published by Reuters (or such other page or commercially available source providing quotations of such rate as may be designated by the Administrative Agent from time to time) as of 11:00 a.m. Brussels time two Business Days prior to the commencement of such Interest Period. If the EURIBOR Screen Rate shall be less than 0%, the EURIBOR Screen Rate shall be deemed to be 0% for purposes of this Agreement. “Euro” means a single currency of the Participating Member States. “Event of Default” has the meaning assigned to such term in Article VII. “Excluded Taxes” means, with respect to the Administrative Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) Taxes imposed on (or measured by) its net income (however denominated), franchise Taxes and branch profits Taxes, in each case, (i) imposed by the United States of America (or any state or political subdivision thereof), or by the jurisdiction 23 7705800301760924144.6 (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located or (ii) any Taxes imposed by any jurisdiction by reason of the recipient having any present or former connection with such jurisdiction (other than a connection arising from executing, delivering, becoming a party to, performing its obligations under, receiving any payment under, receiving or perfecting a security interest under, engaging in any other transaction pursuant to or enforcing its rights under this Agreement or any other Loan Document or selling or assigning an interest in any Loan or Loan Document), (b) in the case of a Lender, any Taxes that are U.S. federal withholding taxes imposed on amounts payable to such Lender (i) at the time such Lender (other than an assignee pursuant to a request by the Borrower under Section 2.18(b)) becomes a party to this Agreement or designates a new lending office, except to the extent that such Lender’s assignor or such Lender was entitled to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.16, at the time of such assignment or designation, or (ii) that is attributable to such Lender’s failure or inability (other than as a result of a Change in Law occurring after the date such Lender becomes a party to this Agreement) to comply with Section 2.16(f), and (d) any U.S. federal withholding Taxes that are imposed under FATCA. “Existing Notes” means (a) the Borrower's 3.875% seniorBorrower’s $75,000,000 aggregate principal amount unsecured notes due January 2026with a stated interest rate of 5.9%, issued in June of 2022 and due in June of 2027, (b) the Borrower's 5.90% seniorBorrower’s $300,000,000 aggregate principal amount unsecured notes due Junewith a stated interest rate of 6.2%, issued in September of 2024 and due in October of 2027, (c) the Borrower’s 6.20% senior unsecured notes due October 2027, (d) the Borrower's 8.25% senior unsecured notes due November 2028 and (e) the Borrower's floating rate senior unsecured notes due February 2029.$115,000,000 aggregate principal amount unsecured notes with a stated interest rate of 8.25%, issued in November of 2023 and due in November of 2028, (d) the Borrower’s $300,000,000 aggregate principal amount unsecured notes with a stated interest rate of 6.875%, issued in February of 2024 and due in February of 2029, (e) the 2026 Tranche A Notes, (f) the 2026 Tranche B Notes, and (g) the 2026 Tranche C Notes. “Extended Availability Period” means, with respect to any Extending Lender, the period from and including the Restatement Effective Date to but excluding the earlier of the Extended Commitment Termination Date and the date of termination of the Commitments. “Extended Commitment Termination Date” means, with respect to each Extending Lender, September 29July 30, 20282030. “Extended Final Maturity Date” means, with respect to each Extending Lender, September 28July 30, 20292031. “Extended Loans” means Loans or Borrowings of any Extending Lender maturing on the Extended Final Maturity Date. “Extending Lender” means each Lender designated as an “Extending Lender” on Schedule 1.01(b). 24 7705800301760924144.6

“Extending Lender Applicable Margin” (a) with respect to any ABR Loan, 0.901.00% per annum; and (b) with respect to any Term Benchmark Loan or RFR Loan, 1.902.00% per annum. “External Manager” means New Mountain Finance Advisers BDC, L.L.C. “Extraordinary Receipts” means any cash received by or paid to any Obligor on account of any foreign, United States, state or local tax refunds, pension plan reversions, judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action, condemnation awards (and payments in lieu thereof), indemnity payments received not in the ordinary course of business and any purchase price adjustment received not in the ordinary course of business in connection with any purchase agreement and proceeds of insurance (excluding, however, for the avoidance of doubt, proceeds of any issuance of Equity Interests and issuances of Indebtedness by any Obligor); provided that Extraordinary Receipts shall not include any (x) amounts that the Borrower receives from the Administrative Agent or any Lender pursuant to Section 2.16(f), or (y) cash receipts to the extent received from proceeds of insurance, condemnation awards (or payments in lieu thereof), indemnity payments or payments in respect of judgments or settlements of claims, litigation or proceedings to the extent that such proceeds, awards or payments are received by any Person in respect of any unaffiliated third party claim against or loss by such Person and promptly applied to pay (or to reimburse such Person for its prior payment of) such claim or loss and the costs and expenses of such Person with respect thereto. “Family Member” means, with respect to any individual, any other individual having a relationship by blood (to the second degree of consanguinity), marriage, or adoption to such individual. “Family Trusts” means, with respect to any individual, trusts or other estate planning vehicles established for the primary benefit of such individual or Family Members of such individual and in respect of which such individual or a bona fide third party trustee serves as trustee or in a similar capacity. “FATCA” means Section 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any regulations promulgated thereunder and official interpretations thereof and any foreign legislation implemented to give effect to any intergovernmental agreements entered into thereunder and any agreements entered into pursuant to Section 1471(b)(1) of the Code. “Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by 25 7705800301760924144.6 it; provided that if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. “Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source. “Fee Letter” means that certain Fee Letter, dated as of September 20, 2024, among the Borrower, the Administrative Agent and SMBC as a Joint Lead Arranger. “Final Maturity Date” means (i) in the case of any Extending Lender (with respect to such Extending Lender’s Extended Loans), the Extended Final Maturity Date and (ii) in the case of any Non-Extending Lender (with respect to such Non-Extending Lender’s Non-Extended Loans), such Non-Extending Lender’s applicable Non-Extended Final Maturity Date. “Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Borrower. “Financing Subsidiary” means an SPE Subsidiary or an SBIC Subsidiary. “First Amendment Effective Date” means July 30, 2026. “Floor” means zero percent (0%). “Foreign Currency” means at any time any Currency other than Dollars. “Foreign Currency Equivalent” means, with respect to any amount denominated in Dollars, the amount of any Foreign Currency that could be purchased with such amount of Dollars using the reciprocal of the foreign exchange rate(s) specified in the definition of the term “Dollar Equivalent”, as determined by the Administrative Agent. “Foreign Lender” means any Lender that is not a “United States person” as defined under Section 7701(a)(30) of the Code. “Foreign Subsidiary” means any (a) direct or indirect Subsidiary of the Borrower which is a “controlled foreign corporation” within the meaning of the Code or (b) direct or indirect Subsidiary that is disregarded as an entity that is separate from its owner for United States federal income tax purposes and substantially all of its assets consist of the Capital Stock of one or more direct or indirect Foreign Subsidiaries. “Fronting Exposure” means, at any time there is a Defaulting Lender, with respect to any Issuing Bank, such Defaulting Lender’s (a) Applicable Dollar Percentage of the outstanding Dollar LC Exposure and (b) Applicable Multicurrency Percentage of the outstanding Multicurrency LC Exposure, in each case with respect to Letters of Credit issued by such Issuing Bank other than Dollar LC Exposure or Multicurrency LC Exposure, as the case may be, as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof. 26 7705800301760924144.6 “GAAP” means generally accepted accounting principles in the United States of America. “GBP”, “£” and “English Pounds Sterling” means the lawful currency of the United Kingdom. “GBSA” has the meaning assigned to such term in Section 9.21. “GBSA Consultation Notice” has the meaning assigned to such term in Section 9.21. “GBSA Consultation Period” has the meaning assigned to such term in Section 9.21. “GBSA Final Notice” has the meaning assigned to such term in Section 9.21. “GBSA Initial Notice” has the meaning assigned to such term in Section 9.21. “GBSA Lender” has the meaning assigned to such term in Section 9.21. “GBSA Obligations” has the meaning assigned to such term in Section 9.21. “Governmental Authority” means the government of the United States of America, or of any other nation, or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, including any supra-national body exercising such powers or functions (such as the European Union or the European Central Bank). “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; and “Guaranteed” has a meaning correlative thereto; provided that the term Guarantee shall not include (i) endorsements for collection or deposit in the ordinary course of business or (ii) customary indemnification agreements entered into in the ordinary course of business, provided that such indemnification obligations are unsecured, such Person has determined that any liability thereunder is remote and such indemnification obligations are not the functional equivalent of the guaranty of a payment obligation of the primary obligor. The amount of any Guarantee at any time shall be deemed to be an amount equal to the maximum stated or determinable amount of the primary obligation in 27 7705800301760924144.6 respect of which such Guarantee is incurred, unless the terms of such Guarantee expressly provide that the maximum amount for which such Person may be liable thereunder is a lesser amount (in which case the amount of such Guarantee shall be deemed to be an amount equal to such lesser amount). “Guarantee and Security Agreement” means that certain Amended and Restated Guarantee and Security Agreement dated as of the Restatement Effective Date among the Borrower, the Administrative Agent, each Subsidiary of the Borrower from time to time party thereto, each holder (or a representative or trustee therefor) from time to time of any Secured Longer-Term Indebtedness or Secured Shorter-Term Indebtedness, and the Collateral Agent, as the same shall be modified and supplemented and in effect from time to time. “Guarantee Assumption Agreement” means a Guarantee Assumption Agreement substantially in the form of Exhibit B to the Guarantee and Security Agreement between the Collateral Agent and an entity that pursuant to Section 5.08 is required to become a “Subsidiary Guarantor” under the Guarantee and Security Agreement (with such changes as the Administrative Agent shall request consistent with the requirements of Section 5.08). “Hedging Agreement” means any interest rate protection agreement, foreign currency exchange protection agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement. “Immaterial Subsidiaries” means those Subsidiaries of the Borrower that are “designated” as Immaterial Subsidiaries by the Borrower from time to time (it being understood that the Borrower may at any time change any such designation); provided that such designated Immaterial Subsidiaries shall collectively meet all of the following criteria as of the date of the most recent balance sheet required to be delivered pursuant to Section 5.01: (a) the aggregate assets of such Subsidiaries and their Subsidiaries (on a consolidated basis) as of such date do not exceed an amount equal to 5% of the consolidated assets of the Borrower and its Subsidiaries as of such date; and (b) the aggregate revenues of such Subsidiaries and their Subsidiaries (on a consolidated basis) for the fiscal quarter ending on such date do not exceed an amount equal to 5% of the consolidated revenues of the Borrower and its Subsidiaries for such period; provided, further, that the designation of any Subsidiary as an “Immaterial Subsidiary” and any change of any such designation may be made by the Borrower in any Borrowing Base Certificate delivered pursuant to Section 5.01(d) or through the delivery of a certificate of a Financial Officer to the Administrative Agent to such effect at any time. “Increasing Lender” has the meaning assigned to such term in Section 2.08(e). “Increasing Lender/Joining Lender Agreement” has the meaning assigned to such term in Section 2.08(e)(ii) “Indebtedness” of any Person means, without duplication, (a) (i) all obligations of such Person for borrowed money or (ii) with respect to deposits or advances of any kind that are required to be to accounted for under GAAP as a liability on the financial statements of such Person (other than deposits received in connection with a portfolio investment (including Portfolio Investments) of such Person in the ordinary course of such Person’s business 28 7705800301760924144.6

(including, but not limited to, any deposits or advances in connection with expense reimbursement, prepaid agency fees, other fees, indemnification, work fees, tax distributions or purchase price adjustments)), (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person (excluding accounts payable and accrued expenses and trade accounts incurred in the ordinary course of business), (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding accounts payable and accrued expenses incurred in the ordinary course of business), (e) all Indebtedness of others secured by any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed (with the amount of such Indebtedness being the lower of the outstanding amount of such Indebtedness and the fair market value of the property subject to such Lien), (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (i) all Disqualified Equity Interests. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. Notwithstanding the foregoing, “Indebtedness” shall not include (i) any revolving commitments, delayed draw term loans or letters of credit for which any Obligor is acting as a lender or issuing lender, as applicable, as part of or in connection with a Portfolio Investment, (ii) any non-recourse liabilities for participation sold by any Person in any Bank Loans, (iii) indebtedness of such Person on account of the sale by such Person of the first out tranche of any First Lien Bank Loan that arises solely as an accounting matter under ASC 860, (iv) escrows or purchase price holdbacks arising in the ordinary course of business in respect of a portion of the purchase price of an asset or Investment to satisfy unperformed obligations of the seller of such asset or Investment, (v) a commitment arising in the ordinary course of business to make a future Investment or fund the delayed draw or unfunded portion of any existing Investment, (vi) any accrued incentive, management or other fees to an investment manager or its affiliates (regardless of any deferral in payment thereof), (vii) Hedging Agreements entered into pursuant to Section 6.04(c) and not for borrowed money or (viii) non-recourse liabilities for participations sold by any Person in any Bank Loan. “Indemnified Taxes” means Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Obligor under this Agreement. “Independent” when used with respect to any specified Person means that such Person (a) does not have any direct financial interest or any material indirect financial interest in the Borrower or any of its Subsidiaries or Affiliates (including its investment advisor or any Affiliate thereof) and (b) is not connected with the Borrower or of its Subsidiaries or Affiliates (including its investment advisor or any Affiliate thereof) as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions. “Industry Classification Group” means (a) any of the classification groups set forth in Schedule 1.01(c) hereto, together with any such classification groups that may be subsequently established by Moody’s and provided by the Borrower to the Lenders, and (b) up to 29 7705800301760924144.6 three additional industry group classifications established by the Borrower pursuant to Section 5.12. “Initial GBSA Termination Date” has the meaning assigned to such term in Section 9.21. “Interest Election Request” means a request by the Borrower to convert or continue a Syndicated Borrowing in accordance with Section 2.07. “Interest Payment Date” means (a) with respect to any Syndicated ABR Loan, each Quarterly Date, (b) with respect to any RFR Loan, each Monthly Date, (c) with respect to any Term Benchmark Loan, the last day of each Interest Period therefor and, in the case of any Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at three-month intervals after the first day of such Interest Period and (d) with respect to any Swingline Loan, the day that such Loan is required to be repaid. “Interest Period” means, for any Term Benchmark Loan or Borrowing, the period commencing on the date of such Loan or Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months (in each case subject to availability) thereafter or, if agreed by all relevant Lenders, (a) a shorter period or twelve months or (b) with respect to such portion of any Term Benchmark Loan or Borrowing denominated in a Foreign Currency that is scheduled to be repaid on the applicable Final Maturity Date, a period of less than one month’s duration commencing on the date of such Loan or Borrowing and ending on the applicable Final Maturity Date, as specified in the applicable Borrowing Request or Interest Election Request (provided that, the six-month Interest Period will not be available for Term Benchmark Loans or Borrowings denominated in Canadian Dollars); (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period (other than an Interest Period pertaining to a Term Benchmark Borrowing denominated in a Foreign Currency that ends on the applicable Final Maturity Date that is permitted to be of less than one month’s duration as provided in this definition) that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (iii) no tenor that has been removed from this definition pursuant to Section 2.13(f) shall be available for specification in such Borrowing Request or notice of conversion or continuation unless or until it is reinserted pursuant to Section 2.13(f). For purposes hereof, the date of a Loan initially shall be the date on which such Loan is made and thereafter shall be the effective date of the most recent conversion or continuation of such Loan, and the date of a Syndicated Borrowing comprising Loans that have been converted or continued shall be the effective date of the most recent conversion or continuation of such Loans. “Investment” means, for any Person: (a) Equity Interests, bonds, notes, debentures or other securities of any other Person or any agreement to acquire any Equity Interests, bonds, notes, debentures or other securities of any other Person (and any rights or proceeds in respect of (x) any “short sale” of securities or (y) any sale of any securities at a time when such securities 30 7705800301760924144.6 are not owned by such Person); (b) deposits, advances, loans or other extensions of credit made to any other Person (including purchases of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person, but excluding any advances to employees, officers, directors and consultants of such Person or any of its Subsidiaries for expenses in the ordinary course of business); or (c) Hedging Agreements. “Investment Company Act” means the Investment Company Act of 1940, as amended from time to time. “Investment Policies” means, with respect to the Borrower, the investment objectives, policies, restrictions and limitations supplied to the Administrative Agent pursuant to Section 4.01, and as the same may be changed, altered, expanded, amended, modified, terminated or restated from time to time in accordance with this Agreement. “IRS” means the United States Internal Revenue Service. “Issuing Bank” means each of Sumitomo Mitsui Banking Corporation, Wells Fargo Bank, National Association and Goldman Sachs Bank USA and any other Issuing Bank designated pursuant to Section 2.05(n), each in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.05(j). In the case of any Letter of Credit to be issued in an Agreed Foreign Currency, each Issuing Bank may designate any of its affiliates as the “Issuing Bank” for purposes of such Letter of Credit. “Joint Lead Arrangers” means SMBC, Deutsche Bank Securities Inc., State Street Bank and Trust Company and Wells Fargo Securities, LLC. “LC Disbursement” means a payment made by the Issuing Bank pursuant to a Letter of Credit. “LC Exposure” means, at any time, the sum of the Dollar LC Exposure and the Multicurrency LC Exposure. “Lender NDA” has the meaning assigned to such term in Section 9.04(b)(i). “Lenders” means, collectively, the Dollar Lenders and the Multicurrency Lenders. Unless the context otherwise requires, the term “Lenders” includes each Swingline Lender. “Letter of Credit” means any letter of credit issued pursuant to this Agreement. “Letter of Credit Collateral Account” has the meaning assigned to such term in Section 2.05(k). “Letter of Credit Documents” means, with respect to any Letter of Credit, collectively, any application therefor and any other agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to 31 7705800301760924144.6 such Letter of Credit or (b) any collateral security for any of such obligations, each as the same may be modified and supplemented and in effect from time to time. “Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance (other than any customary contractual limitation set forth in any agreement that is not prohibited from being entered into hereunder), charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities (other than on market terms at fair value so long as in the case of any Portfolio Investment, the Value used in determining the Borrowing Base is not greater than the purchase or call price), except in favor of the issuer thereof (and, for the avoidance of doubt, in the case of Investments that are loans or other debt obligations, customary or otherwise market restrictions on assignments or transfers, buyout rights, voting rights, right of first offer or refusal thereof pursuant to the underlying documentation of such Investment shall not be deemed to be a “Lien” and in the case of Investments that are equity securities, excluding customary drag-along, tag-along, right of first refusal and other similar rights in favor of other equity holders of the same issuer). “Loan Documents” means, collectively, this Agreement, the Letter of Credit Documents and the Security Documents. “Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement. “Local Rate” means (i) for Loans or Letters of Credit in AUD, the AUD Rate and (ii) for Loans or Letters of Credit in Canadian Dollars, Adjusted Term CORRA. “Local Rate Currency” means each of AUD and CAD. “Margin Stock” means “margin stock” within the meaning of Regulations T, U and X. “Material Adverse Change” has the meaning assigned to such term in Section 3.04(b). “Material Adverse Effect” means a material adverse effect on (a) the business, Portfolio Investments and other assets, liabilities or financial condition of the Borrower or the Borrower and its Subsidiaries (other than Financing Subsidiaries) taken as a whole (excluding in any case a decline in the net asset value of the Borrower or a change in general market conditions or values of the Portfolio Investments), or (b) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Collateral Agent, the Administrative Agent or the Lenders thereunder. “Material Indebtedness” means (a) Indebtedness (other than the Loans, Letters of Credit and Hedging Agreements), of any one or more of the Borrower and its Subsidiaries in an aggregate principal amount exceeding $20,000,000 and (b) obligations in respect of one or more 32 7705800301760924144.6

Hedging Agreements under which the maximum aggregate amount (giving effect to any netting agreements) that the Borrower and its Subsidiaries would be required to pay if such Hedging Agreement(s) were terminated at such time would exceed $20,000,000. “Minimum Collateral Amount” means, at any time, with respect to Cash Collateral consisting of Cash or deposit account balances, an amount equal to 102% of the Fronting Exposure of the Issuing Banks with respect to Letters of Credit issued and outstanding at such time. “Modification Offer” means, to the extent required by the definition of Permitted Advisor Loan, Secured Longer-Term Indebtedness, Special Longer-Term Unsecured Indebtedness or Unsecured Longer-Term Indebtedness, an obligation of the applicable Obligor that will be satisfied if at least ten (10) Business Days (or, such shorter period if ten (10) Business Days is not practicable) prior to the incurrence of such Permitted Advisor Loan, Secured Longer-Term Indebtedness, Special Longer-Term Unsecured Indebtedness or Unsecured Longer-Term Indebtedness, the Borrower shall have provided notice to the Administrative Agent of the terms thereof that do not satisfy the requirements for such type of Indebtedness set forth in the respective definitions in this Agreement, which notice shall contain reasonable detail of the terms thereof and an unconditional offer by the Borrower to amend this Agreement to the extent necessary to satisfy the requirements in the definition of “Permitted Advisor Loan”, “Secured Longer-Term Indebtedness”, “Special Longer-Term Unsecured Indebtedness” or “Unsecured Longer-Term Indebtedness”, as applicable. If any such Modification Offer is accepted by the Required Lenders within three (3) Business Days of receipt of such offer, this Agreement shall be deemed automatically amended (and, upon the request of the Administrative Agent or the Required Lenders, the Borrower shall promptly enter into a written amendment evidencing such amendment), mutatis mutandis, solely to reflect all or some of such more restrictive provisions, as elected by the Required Lenders. Notwithstanding the foregoing any provision in a Modification Offer (including any associated cure or grace period) incorporated into this Agreement pursuant to the definition of Permitted Advisor Loan, Secured Longer-Term Indebtedness, Special Longer-Term Unsecured Indebtedness or Unsecured Longer-Term Indebtedness, as applicable, shall be deleted from this Agreement pursuant to an amendment entered into by the Administrative Agent and the Borrower (and the Administrative Agent shall act in good faith to enter such amendment) following such time as the terms of such other Indebtedness are permanently amended so that such provision no longer applies or the applicable Permitted Advisor Loan, Secured Longer-Term Indebtedness, Special Longer-Term Unsecured Indebtedness or Unsecured Longer-Term Indebtedness is terminated or otherwise no longer in effect and the Borrower provides the Administrative Agent and each Lender with written notice of such permanent amendment or termination. Any amendment entered into between the Administrative Agent and the Borrower pursuant to this definition shall be at the Borrower’s sole cost and expense. “Monthly Dates” means the last Business Day of each calendar month. “Moody’s” means Moody’s Investors Service, Inc. or any successor thereto. “Monthly Dates” means the last Business Day of each calendar month. 33 7705800301760924144.6 “Multicurrency Commitment” means, with respect to each Multicurrency Lender, the commitment of such Multicurrency Lender to make Syndicated Loans, and to acquire participations in Letters of Credit and Swingline Loans, denominated in Dollars and in Agreed Foreign Currencies hereunder, during such Lender’s Availability Period, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Multicurrency Credit Exposure hereunder, as such commitment may be (a) reduced or increased from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Multicurrency Commitment as of the First Amendment Effective Date is set forth on Schedule 1.01(b), or in the Increasing Lender/Joining Lender Agreement or Assignment and Assumption pursuant to which such Lender shall have assumed its Multicurrency Commitment, as applicable. The aggregate amount of the Lenders’ Multicurrency Commitments as of the RestatementFirst Amendment Effective Date is $503,500,000462,100,000. “Multicurrency LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Multicurrency Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements in respect of such Letters of Credit that have not yet been reimbursed by or on behalf of the Borrower at such time. The Multicurrency LC Exposure of any Lender at any time shall be its Applicable Multicurrency Percentage of the total Multicurrency LC Exposure at such time. For purposes of computing the amount available to be drawn under any Multicurrency Letter of Credit, the amount of such Multicurrency Letter of Credit shall be determined in accordance with Section 1.05. For all purposes of this Agreement, if on any date of determination a Multicurrency Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.13 or Rule 3.14 of the International Standby Practices, Article 29 of the Uniform Customs and Practice for Documentary Credits, or similar provisions in applicable law or terms expressed in the Letter of Credit, such Multicurrency Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “Multicurrency Lender” means the Persons listed on Schedule 1.01(b) as having Multicurrency Commitments and any other Person that shall have become a party hereto pursuant to the Increasing Lender/Joining Lender Agreement or Assignment and Assumption that provides for it to assume a Multicurrency Commitment or to acquire Revolving Multicurrency Credit Exposure, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. “Multicurrency Letters of Credit” means Letters of Credit that utilize the Multicurrency Commitments. “Multicurrency Loan” means a Loan denominated in Dollars or an Agreed Foreign Currency under the Multicurrency Commitments. “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA. 34 7705800301760924144.6 “National Currency” means the currency, other than the Euro, of a Participating Member State. “Net Cash Proceeds” means: (a) with respect to any Disposition by the Borrower or any of its Subsidiaries (other than Financing Subsidiaries), or any Extraordinary Receipt received or paid to the account of the Borrower or any of its Subsidiaries (other than Financing Subsidiaries) (in each case, which requires a payment of the Loans under Section 2.10(d)), an amount equal to (a) the sum of cash and Cash Equivalents received in connection with such transaction (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) minus (b) the sum of (i) the principal amount of any Indebtedness that is secured by the applicable asset and that is required to be repaid in connection with such transaction (other than Indebtedness under the Loan Documents), (ii) the reasonable out-of-pocket fees, costs and expenses incurred by the Borrower or such Subsidiary in connection with such transaction, (iii) the taxes paid or reasonably estimated to be actually payable within two years of the date of the relevant transaction in connection with such transaction; provided that, if the amount of any estimated taxes pursuant to clause (iii) exceeds the amount of taxes actually required to be paid in cash in respect of such Disposition, the aggregate amount of such excess shall constitute Net Cash Proceeds (as of the date the Borrower determines such excess exists) and (iv) any reasonable costs, fees, commissions, premiums and expenses incurred by the Borrower or any of its Subsidiaries in connection with such Disposition; and (b) with respect to the sale or issuance of any Equity Interest by the Borrower or any of its Subsidiaries (other than any Financing Subsidiary) (including, for the avoidance of doubt, cash received by the Borrower or any of its Subsidiaries (other than any Financing Subsidiaries) for the sale by the Borrower or such Subsidiary of any Equity Interest of a Financing Subsidiary but specifically excluding any sale of any Equity Interest by a Financing Subsidiary or cash received by a Financing Subsidiary in connection with the sale of any Equity Interest), or the incurrence or issuance of any Indebtedness by the Borrower or any of its Subsidiaries (other than Financing Subsidiaries) (in each case, which requires a payment of the Loans under Section 2.10(d)), an amount equal to (i) the sum of the cash and Cash Equivalents received in connection with such transaction minus (ii) the sum of (1) reasonable out-of-pocket fees, costs and expenses, incurred by the Borrower or such Subsidiary in connection therewith plus (2) any reasonable costs, fees, commissions, premiums, expenses, or underwriting discounts or commissions incurred by the Borrower or any of its Subsidiaries in connection with such sale or issuance. “Non-Defaulting Lender” means, at any time, a Lender that is not a Defaulting Lender at such time. “Non-Extended Availability Period” means, with respect to any Non-Extending Lender, the period from and including the Restatement Effective Date to but excluding the earlier of the Non-Extended Commitment Termination Date for such Non-Extending Lender and the date of termination of the Commitments. 35 7705800301760924144.6 “Non-Extended Commitment Termination Date” means, with respect to each Non-Extending Lender, June 4September 29, 20252028. “Non-Extended Final Maturity Date” means, with respect to each Non-Extending Lender, June 4September 28, 20262029. “Non-Extended Loans” means Loans or Borrowings of any Non-Extending Lender maturing on the Non-Extended Final Maturity Date for such Non-Extending Lender. “Non-Extending Lender” means each Lender designated as a “Non-Extending Lender” on Schedule 1.01(b). “Non-Extending Lender Applicable Margin” (a) with respect to any ABR Loan, 1.100.90% per annum; and (b) with respect to any Term Benchmark Loan or RFR Loan, 2.101.90% per annum. “Non-Pledged Financing Subsidiary” means, at any time, any Financing Subsidiary all of the Equity Interests of which are not Collateral. “Non-Public Information” means material non-public information (within the meaning of United States federal, state or other applicable securities laws) with respect to Borrower or its Affiliates or their Securities. “Obligor” means, collectively, the Borrower and the Subsidiary Guarantors. “Original Currency” has the meaning assigned to such term in Section 2.17. “Other Covered Indebtedness” means, collectively, Secured Longer-Term Indebtedness and Secured Shorter-Term Indebtedness; provided that “Other Covered Indebtedness” shall not include any Indebtedness secured by a Lien on Portfolio Investments permitted under Section 6.02(e). “Other Permitted Indebtedness” means (a) accrued expenses and current trade accounts payable incurred in the ordinary course of the Borrower’s business which are not overdue for a period of more than 90 days or which are being contested in good faith by appropriate proceedings, (b) Indebtedness (other than Indebtedness for borrowed money) arising in connection with transactions in the ordinary course of the Borrower’s business in connection with its purchasing of securities, loans, derivatives transactions, reverse repurchase agreements or dollar rolls to the extent such transactions are permitted under the Investment Company Act and the Investment Policies (after giving effect to any Permitted Policy Amendments), provided that such Indebtedness does not arise in connection with the purchase of Portfolio Investments other than Cash Equivalents and U.S. Government Securities, (c) Indebtedness in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as such judgments or awards do not constitute an Event of Default under clause (l) of Article VII, (d) Indebtedness which may be deemed to exist pursuant to any performance bonds, surety bonds, statutory bonds, appeal bonds or similar obligations incurred in the ordinary course of business, (e) Indebtedness in respect of netting services, overdraft protections and otherwise in connection with deposit accounts incurred in the ordinary course of 36 7705800301760924144.6 business, (f) Indebtedness consisting of the obligations of suppliers, customers, franchisees and licensees of the Obligors and their Subsidiaries in the ordinary course of business, (g) Indebtedness consisting of deferred purchase price or notes issued to partners, members, officers, directors and employees to purchase or redeem the Securities (or option or warrants or similar instruments) held by such partners, members, officers, directors and employees, (h) Indebtedness in respect of taxes, assessments or governmental charges to the extent that payment thereof shall not at the time be required to be made hereunder, (i) real estate lease or mortgage obligations incurred in the ordinary course of business, (j) contingent obligations resulting from the endorsement of instruments for collection in the ordinary course of business and (k)(i) Indebtedness of an Obligor to or from another Obligor or (ii) Indebtedness of the Borrower or any other Obligor to a SPE Subsidiary entered into not in violation of this Agreement and to the extent a court determines a transfer of assets (including participations) from such Obligor to such SPE Subsidiary did not constitute a true sale, provided that, with respect to this clause (ii), the holders of such Indebtedness have recourse only to the assets purported to be transferred (or in the case of participations, the portfolio investments that such participation interest relates to) to such SPE Subsidiary or counterparty, as applicable, and to no other assets of the Obligors in connection with such Indebtedness. “Other Taxes” means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document, excluding (i) any such taxes, charges or similar levies resulting from an assignment by any Lender in accordance with Section 9.04 hereof (unless such assignment is made pursuant to Section 2.18(b)) or (ii) any Taxes imposed by any jurisdiction by reason of the recipient of any payment on or account of this Agreement having any present or former connection with such jurisdiction (other than a connection arising solely from entering into, receiving any payment under or enforcing its rights under this Agreement or any other Loan Document). “Outbound Investment Rules” means the regulations codified at 31 C.F.R. § 850.101 et seq. and administered and enforced, together with any related public guidance issued, as of the date of the First Amendment Effective Date, by the United States Treasury Department. “Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the Federal Funds Effective Rate and (b) with respect to any amount denominated in an Agreed Foreign Currency, an overnight rate determined by the Administrative Agent or the Issuing Banks, as the case may be, in accordance with banking industry rules on interbank compensation. “Participant” has the meaning assigned to such term in Section 9.04. “Participant Register” has the meaning assigned to such term in Section 9.04. “Participating Member State” means any member state of the European Community that adopts or has adopted the Euro as its lawful currency in accordance with the legislation of the European Union relating to the European Monetary Union. 37 7705800301760924144.6 “PATRIOT Act” shall mean United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect. “Payment Recipient” has the meaning assigned to it in Section 8.09(a). “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions. “Periodic Term CORRA Determination Day” has the meaning specified in the definition of “Term CORRA”. “Permitted Advisor Loan” means any Indebtedness for borrowed money of any Obligor that (a) is owed to the External Manager or any Affiliate thereof, (b) has no mandatory amortization prior to, and a final maturity date not earlier than, six months after the Extended Final Maturity Date, (c) is permitted by the Investment Company Act, (d) is not secured by any property or assets (whether of any Obligor or any other Person), (e) is on terms and conditions not materially less favorable to such Obligor than could be obtained on an arm’s-length basis from unrelated third parties, (f) is on terms and conditions that are not materially more restrictive upon such Obligor, while any Commitments or Loans are outstanding hereunder, than those set forth in this Agreement with respect to such Obligor; provided that, such Obligor may incur any Permitted Advisor Loan that otherwise would not meet the requirements set forth in this clause (f) if it has duly made a Modification Offer (whether or not it is accepted by the Required Lenders) and (g) the Borrower has elected to be treated as a Permitted Advisor Loan by giving written notice of such election to the Administrative Agent. “Permitted Holders” means New Mountain Capital, LLC (or any Affiliate thereof), senior management and employees of New Mountain Capital, LLC and its Subsidiaries (in each case, as of the Restatement Effective Date) and their Family Members and their Family Trusts. “Permitted Convertible Indebtedness” means Indebtedness incurred by an Obligor that is convertible solely into Permitted Equity Interests of the Borrower. “Permitted Equity Interests” means common stock of the Borrower that after its issuance is not subject to any agreement between the holder of such common stock and the Borrower where the Borrower is required to purchase, redeem, retire, acquire, cancel or terminate any such common stock at any time prior to the first anniversary of the Extended Final Maturity Date (as in effect from time to time). “Permitted Liens” means (a) Liens imposed by any Governmental Authority for taxes, assessments or charges not yet due or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Borrower or the applicable Obligor in accordance with GAAP; (b) Liens of clearing agencies, broker-dealers and similar Liens incurred in the ordinary course of business, provided that such Liens (i) attach only to the securities (or proceeds) being purported to be purchased or sold and (ii) secure only obligations incurred in connection with such purchase or sale, and not any 38 7705800301760924144.6 obligation in connection with margin financing; (c) Liens imposed by law, such as materialmen’s, mechanics’, carriers’, workmens’, landlord, storage and repairmen’s Liens and other similar Liens arising in the ordinary course of business and securing obligations (other than Indebtedness for borrowed money) not yet due or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Borrower in accordance with GAAP; (d) Liens incurred or pledges or deposits made to secure obligations incurred in the ordinary course of business under workers’ compensation laws, unemployment insurance or other similar social security legislation (other than in respect of employee benefit plans subject to ERISA) or to secure public or statutory obligations; (e) Liens securing the performance of, or payment in respect of, bids, insurance premiums, deductibles or co-insured amounts, tenders, government or utility contracts (other than for the repayment of borrowed money), surety, stay, customs and appeal bonds and other obligations of a similar nature incurred in the ordinary course of business; (f) Liens arising out of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as such judgments or awards do not constitute an Event of Default under clause (l) of Article VII; (g) customary rights of setoff and liens upon (i) deposits of cash in favor of banks or other depository institutions in which such cash is maintained in the ordinary course of business, (ii) cash and financial assets held in securities accounts in favor of banks and other financial institutions with which such accounts are maintained in the ordinary course of business and (iii) assets held by a custodian in favor of such custodian in the ordinary course of business securing payment of fees, indemnities, charges for returning items and other similar obligations; (h) Liens arising solely from precautionary filings of financing statements under the Uniform Commercial Code of the applicable jurisdictions in respect of operating leases entered into by the Borrower or any of its Subsidiaries in the ordinary course of business or in respect of assets purported to be sold or otherwise contributed or disposed to any Person in a transaction not prohibited by this Agreement; (i) deposits of money securing leases to which an Obligor is a party as lessee made in the ordinary course of business; (j) easements, rights of way, zoning restrictions and similar encumbrances on real property and minor irregularities in the title thereto that do not interfere with or affect in any material respect the ordinary course conduct of the business of the Borrower or any of its Subsidiaries; (k) Liens in favor of any escrow agent solely on and in respect of any cash earnest money deposits made by any Obligor in connection with any letter of intent or purchase agreement (to the extent that the acquisition or disposition with respect thereto is otherwise not prohibited hereunder); (l) any restrictions on the sale or disposition of assets pursuant to a transaction not prohibited hereunder arising from a loan sale agreement; provided such restrictions with respect to this clause (l) only apply to such assets sold or disposed of and do not adversely affect the enforceability of the Collateral Agent’s first-priority security interest on any Collateral; (m) any interest or title of a lessor under any lease entered into by any Obligor or any of its Subsidiaries in the ordinary course of its business and covering only the assets so leased; (n) leases or subleases, licenses or sublicenses granted to other Persons not materially interfering with the conduct of the business of the Obligors or any of their Subsidiaries; (o) Liens on assets not constituting Collateral with respect to obligations contemplated by clause (k) of the definition of “Other Permitted Indebtedness”; (p) Liens of a collection bank arising under Section 4-210 of the UCC on items in the ordinary course of collection; (q) Liens encumbering reasonable and customary initial deposits and margin deposits and similar Liens attaching to brokerage accounts incurred and not as a means to speculate; (r) Liens on any assets (other than Collateral) securing Indebtedness under clauses (d) and (g) of the 39 7705800301760924144.6 definition of “Other Permitted Indebtedness”; (s) precautionary Liens, and filings of financing statements under the Uniform Commercial Code, covering assets sold or contributed or purported to be sold or contributed in good faith to any Person pursuant to a transaction not prohibited hereunder. “Permitted Policy Amendment” means any change, alteration, expansion, amendment, modification, termination or restatement of the Investment Policies that is one of the following: (a) approved in writing by the Administrative Agent (with the consent of the Required Lenders), (b) required by applicable law, rule, regulation or Governmental Authority, or (c) not materially adverse to the rights, remedies or interests of the Lenders in the reasonable discretion of the Administrative Agent (for the avoidance of doubt, no change, alteration, expansion, amendment, modification, termination or restatement of the Investment Policies shall be deemed “materially adverse” if investment size proportionately increases as the size of the Borrower’s capital base changes). “Permitted SBIC Guarantee” means a guarantee by one or more Obligors of Indebtedness of an SBIC Subsidiary on the SBA’s then applicable form (or the applicable form at the time such guarantee was entered into), provided that the recourse to the Borrower thereunder is expressly limited only to periods after the occurrence of an event or condition that is an impermissible change in the control of such SBIC Subsidiary (it being understood that, as provided in clause (s) of Article VII, it shall be an Event of Default hereunder if any such event or condition giving rise to such recourse occurs). “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA. “Platform” has the meaning set forth in Section 5.01(i). “Portfolio Investment” means any Investment (including any Participation Interest) held by the Obligors in their asset portfolio (and solely for purposes of determining the Borrowing Base, Cash or Cash Equivalents, and excluding Cash pledged as cash collateral for Letters of Credit). Without limiting the generality of the foregoing, the following Investments shall not be considered Portfolio Investments under this Agreement or any other Loan Document: (a) any Investment that has not been made in compliance in all material respects with the Investment Policies in effect as of the date of its purchase or origination; (b) any Investment by an Obligor in any Subsidiary, Affiliate or joint venture of such Obligor; (c) any Investment that provides in favor of the obligor in respect of such Portfolio Investment an express right of rescission, set-off, counterclaim or any other defenses; (d) any Investment, which if debt, is an obligation (other than the unused portion of a revolving loan or delayed draw term loan or letters of credit) pursuant to which any future advances or payments to the underlying obligor of such debt may be required to be made by the applicable Obligor; (e) any Investment which is, as of the 40 7705800301760924144.6 date of the making of such Investment, made to a bankrupt entity (other than a debtor-in-possession financing and current pay obligations); (f) any Investment, Cash or account in which a Financing Subsidiary has an interest; (g) any Investment that is not owned by an Obligor free and clear of any Liens (except for Permitted Liens); and (h) to the extent of such participation, any Investment in which any Obligor has sold a participation therein to a Person that is not an Obligor. “Prime Rate” means the rate of interest per annum last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Any change in the Prime Rate shall take effect at the opening of business on the day such change is publicly announced or quoted as being effective. “Principal Financial Center” means, in the case of any Currency, the principal financial center where such Currency is cleared and settled, as determined by the Administrative Agent. “Public Lender” means Lenders that do not wish to receive Non-Public Information with respect to the Borrower or any of its Subsidiaries or their Securities. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning assigned to it in Section 9.15. “Quarterly Dates” means the last Business Day of March, June, September and December in each year, commencing on December 31, 2024. “Quoted Investments” means a Portfolio Investment with a value assigned by the Borrower pursuant to Section 5.12(b)(ii)(A). “Reference Time” with respect to any setting of the then-current Benchmark means (a) if such Benchmark is Adjusted Term SOFR, 5:00 p.m. (New York City time) on the day that is two U.S. Government Securities Business days preceding the date of such setting, and (b) if such Benchmark is not Adjusted Term SOFR, the time determined by the Administrative Agent in its reasonable discretion. “Refunded Swingline Loans” has the meaning set forth in Section 2.04(c). “Refunding Loan” has the meaning set forth in Section 2.04(c). “Register” has the meaning set forth in Section 9.04. 41 7705800301760924144.6 “Regulations D, T, U and X” means, respectively, Regulations D, T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time. “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective partners, directors, officers, managers, employees, agents, advisers and other representatives of such Person and such Person’s Affiliates. “Relevant Asset Coverage Ratio” means, as of any date, the Asset Coverage Ratio as of the end of the most recent fiscal quarter for which financial statements of the Borrower have been delivered pursuant to Section 5.01(a) or 5.01(b), provided that if the financial statements of the Borrower have not been delivered pursuant to Section 5.01(a) or 5.01(b) on or prior to the date specified therein, then from and including the day immediately succeeding the date on which such financial statements were required to be delivered, the Relevant Asset Coverage Ratio shall be deemed to be less than 1.75:1.00 to and including the date on which the required financial statements are delivered. “Relevant Available Funds” means the aggregate amount available to be drawn under any committed facilities, including, for the avoidance of doubt, this Agreement, for which all applicable conditions to availability could be satisfied at such time. “Relevant Governmental Body” means (i) with respect to a Benchmark Replacement in respect of obligations, interest, fees, commissions or other amounts denominated in Dollars, the Federal Reserve Board and/or the New York Federal Reserve Bank, or a committee officially endorsed or convened by the Federal Reserve Board and/or the New York Federal Reserve Bank or, in each case, any successor thereto, (ii) with respect to a Benchmark Replacement in respect of obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to English Pounds Sterling, the Bank of England, or a committee officially endorsed or convened by the Bank of England or, in each case, any successor thereto, (iii) with respect to a Benchmark Replacement in respect of obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Euros, the European Central Bank, or a committee officially endorsed or convened by the European Central Bank or, in each case, any successor thereto, (iv) with respect to a Benchmark Replacement in respect of obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, in Canadian Dollars, the Bank of Canada, or a committee officially endorsed or convened by the Bank of Canada, or in each case, any successor thereto and (v) with respect to a Benchmark Replacement in respect of obligations, interest, fees, commissions or other amounts denominated in any Foreign Currency (other than English Pounds Sterling, Euros, or Canadian Dollars), (a) the central bank for the Currency in which such obligations, interest, fees, commissions or other amounts are denominated, or calculated with respect to, or any central bank or other supervisor which is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement, or (2) any working group or committee officially endorsed or convened by (A) the central bank for the Currency in which such obligations, interest, fees, commissions or other amounts are denominated, or calculated with respect to, (B) any central bank or other supervisor that is responsible for supervising either (i) such Benchmark Replacement or (ii) the administrator of such Benchmark 42 7705800301760924144.6 Replacement, (C) a group of those central banks or other supervisors or (D) the Financial Stability Board or any part thereof. “Relevant Rate” means (i) with respect to any Term Benchmark Borrowing denominated in Dollars, Adjusted Term SOFR, (ii) with respect to any Term Benchmark Borrowing denominated in Euros, Adjusted EURIBOR Rate, (ii) with respect to any RFR Borrowing denominated in English Pounds Sterling, Adjusted Daily Simple RFR and (iv) with respect to any Local Rate Currency, the Local Rate. “Required Lenders” means, at any time, Lenders having Revolving Credit Exposures and unused Commitments representing more than 50% of the sum of the total Revolving Credit Exposures and unused Commitments at such time. The Required Lenders of a Class (which shall include the terms “Required Dollar Lenders” and “Required Multicurrency Lenders”) means Lenders having Revolving Credit Exposures and unused Commitments of such Class representing more than 50% of the sum of the total Revolving Credit Exposures and unused Commitments of such Class at such time. Notwithstanding the foregoing, the Credit Exposure and unused Commitments of any Defaulting Lender shall be disregarded in the determination of Required Lenders or Required Lenders of a Class. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means the chief executive officer, president, chief financial officer, chief operating officer, treasurer, assistant treasurer or controller of an Obligor. “Restatement Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02). “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock of the Borrower or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of the Borrower or any option, warrant or other right to acquire any such shares of capital stock of the Borrower (it being understood that none of: (w) the conversion features under convertible notes; (x) the triggering and/or settlement thereof; or (y) any cash payment made by the Borrower in respect thereof , shall constitute a Restricted Payment hereunder). “Return of Capital” means (a) any net cash amount received by any Obligor in respect of the outstanding principal of any Portfolio Investment (whether at stated maturity, by acceleration or otherwise), but not including any prepayment of a revolver that does not permanently reduce the related commitments, (b) without duplication of amounts received under clause (a), any net cash proceeds received by any Obligor from the sale of any property or assets pledged as collateral in respect of any Portfolio Investment to the extent such net cash proceeds are less than or equal to the outstanding principal balance of such Portfolio Investment, (c) any net cash amount received by any Obligor in respect of any Portfolio Investment that is an Equity Interest (x) upon the liquidation or dissolution of the issuer of such Portfolio Investment, (y) as a 43 7705800301760924144.6 distribution of capital made on or in respect of such Portfolio Investment, or (z) pursuant to the recapitalization or reclassification of the capital of the issuer of such Portfolio Investment or pursuant to the reorganization of such issuer or (d) any similar return of capital received by any Obligor in cash in respect of any Portfolio Investment (in the case of clauses (a), (b), (c) and (d), net of any fees, costs, commissions, premiums, expenses and taxes payable or reasonably estimated to be payable with respect thereto (including reasonable legal fees and expenses). “Revolving Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Revolving Dollar Credit Exposure and Revolving Multicurrency Credit Exposure at such time. “Revolving Dollar Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Syndicated Loans, and its LC Exposure and Swingline Exposure, at such time made or incurred under the Dollar Commitments. “Revolving Multicurrency Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Syndicated Loans, and its LC Exposure and Swingline Exposure, at such time made or incurred under the Multicurrency Commitments. “Revolving Percentage” means, as of any date of determination, the result, expressed as a percentage, of the Revolving Credit Exposure on such date divided by the aggregate outstanding Covered Debt Amount on such date. “RFR”, when used in reference to any Loan or Borrowing, refers to whether such Loan is, or the Loans constituting such Borrowing are, bearing interest at a rate determined by reference to Daily Simple RFR. “RFR Applicable Credit Adjustment Spread” means 0.0326%. “RFR Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which banks are closed for general business in London. “RFR Interest Day” has the meaning assigned to such term in the definition of “Daily Simple RFR”. “RFR Lookback Day” has the meaning assigned to such term in the definition of “Daily Simple RFR”. “RIC” means a person qualifying for treatment as a “regulated investment company” under the Code. “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc., a New York corporation, or any successor thereto. “Sanctioned Country” means, at any time, a country, territory or region that is thesubject or the target of country-wide or territory-wide Sanctions broadly prohibiting dealings 44 7705800301760924144.6 with such country, territory or region (as of the First Amendment Effective Date, Cuba, Iran, North Korea and Syria, the Crimea Region of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic and non-government-controlled areas of the Zaporizhzhia and Kherson Regions of Ukraine). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State or by the United Nations Security Council, the European Union or any European Union member state or subject to or the subject or target of Sanctions, (b) any Person located, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clause (a) or (b). For purposes of this definition, “Person” shall include a vessel. “Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the United States of America (including the Office of Foreign Assets Control of the U.S. Department of the Treasury and the U.S. Department of State), the United Nations Security Council, the European Union or any member state thereof, His Majesty’s Treasury of the United Kingdom or any other relevant sanctions authority having jurisdiction over the Borrower or its Subsidiaries or any Lender. “SBA” means the United States Small Business Administration or any Governmental Authority succeeding to any or all of the functions thereof. “SBIC Equity Commitment” means a commitment by the Borrower to make one or more capital contributions to an SBIC Subsidiary. “SBIC Subsidiary” means any direct or indirect Subsidiary (including such Subsidiary’s general partner or managing entity to the extent that the only material asset of such general partner or managing entity is its equity interest in the SBIC Subsidiary) of the Borrower licensed as a small business investment company under the Small Business Investment Act of 1958, as amended, (or that has applied for such a license and is actively pursuing the granting thereof by appropriate proceedings promptly instituted and diligently conducted) and which is designated by the Borrower (as provided below) as an SBIC Subsidiary, so long as (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of such Subsidiary: (i) is Guaranteed by any Obligor (other than a Permitted SBIC Guarantee), (ii) is recourse to or obligates any Obligor in any way (other than in respect of any SBIC Equity Commitment or Permitted SBIC Guarantee), or (iii) subjects any property of any Obligor, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than Equity Interests in any SBIC Subsidiary pledged to secure such Indebtedness, and (b) no Obligor has any obligation to maintain or preserve such Subsidiary’s financial condition or cause such entity to achieve certain levels of operating results (other than in respect of any SBIC Equity Commitment, Permitted SBIC Guarantee or analogous commitment). Any such designation by the Borrower shall be effected pursuant to a certificate of a Financial Officer delivered to the Administrative Agent, which certificate shall include a statement to the effect that, to the best of such officer’s knowledge, such designation complied with the foregoing conditions. 45 7705800301760924144.6 “Secured Debt” means Indebtedness of the Borrower and its Subsidiaries that are consolidated with the Borrower for purposes of GAAP (including under this Agreement and, for the avoidance of doubt, the Secured Debt Amount, but excluding any Indebtedness of any of the Borrower’s Subsidiaries that are SBIC Subsidiaries) outstanding at any time that is secured in any manner by any Lien on assets of the Borrower or any such Subsidiaries. “Secured Debt Amount” means, on any date, the aggregate amount of all Secured Longer-Term Indebtedness and Secured Shorter-Term Indebtedness on such date (other than the obligations owed under the Loan Documents, including the Revolving Credit Exposure). “Secured Debt Ratio” means the ratio of (a) Secured Debt to (b) the aggregate amount of Indebtedness of the Borrower and its Subsidiaries that are consolidated with the Borrower for purposes of GAAP (including under this Agreement and, for the avoidance of doubt, the Secured Debt Amount, but excluding any Indebtedness of any of the Borrower’s Subsidiaries that are SBIC Subsidiaries). “Secured Longer-Term Indebtedness” means, as at any date, Indebtedness (other than Indebtedness hereunder) of an Obligor (which may be Guaranteed by Subsidiary Guarantors) that is secured by the assets of any Obligor that (a) has no scheduled amortization prior to (other than for amortization in an amount not greater than 1% of the aggregate initial principal amount of such Indebtedness per year; provided that amortization in excess of 1% per year shall be permitted so long as the amount of such amortization in excess of 1% is permitted to be incurred pursuant to Section 6.01(i)), and has a final maturity date not earlier than, six months after the Extended Final Maturity Date (it being understood that (A) none of: (w) the conversion features into Permitted Equity Interests under Permitted Convertible Indebtedness solely with Permitted Equity Interests; (x) the triggering of such conversion and/or settlement thereof; or (y) any cash payment made in respect thereof , shall constitute “amortization” for purposes of this clause (a) and (B) any customary mandatory amortization that is contingent upon the happening of an event that is not certain to occur (including a change of control or bankruptcy) shall not in and of itself be deemed to disqualify such Indebtedness for purposes of this clause (a)), (b) is incurred pursuant to documentation that is substantially comparable to market terms for substantially similar debt of other similarly situated borrowers as determined by the Borrower in its reasonable judgment or, if such transaction is not one in which there are market terms for substantially similar debt of other similarly situated borrowers, on terms that are negotiated in good faith on an arm’s length basis (except, in each case, other than financial covenants, covenants governing the borrowing base, if any, portfolio valuations and events of default (other than events of default customary in indentures or similar instruments that have no analogous provisions in this Agreement or credit agreements generally), which shall be not materially more restrictive upon the Borrower and its Subsidiaries, while any Loans or the Commitments are outstanding, than those set forth in this Agreement (it being understood that put rights or repurchase or redemption obligations (x) in the case of convertible securities, in connection with the suspension or delisting of the Capital Stock of the Borrower or the failure of the Borrower to satisfy a continued listing rule with respect to its Capital Stock or (y) arising out of circumstances that would constitute a “fundamental change” (as such term is customarily defined in convertible note offerings) or be an Event of Default shall not be deemed to be more restrictive for purposes of this definition)); provided that, any Obligor may incur any Secured Longer-Term Indebtedness that otherwise would not meet the requirements set forth in this 46 7705800301760924144.6 clause (b) if it has duly made a Modification Offer and (c) is not secured by any assets of any Obligor other than pursuant to this Agreement or the Security Documents and the holders of which have either executed (i) a joinder agreement to the Guarantee and Security Agreement or (ii) such other document or agreement, in a form reasonably satisfactory to the Administrative Agent and the Collateral Agent, pursuant to which the holders of such Secured Longer-Term Indebtedness shall have become a party to the Guarantee and Security Agreement and assumed the obligations of a Financing Agent or Designated Indebtedness Holder (in each case, as defined in the Guarantee and Security Agreement). “Secured Party” has the meaning given to such term in the Guarantee and Security Agreement. “Secured Shorter-Term Indebtedness” means, collectively, (a) any Indebtedness of an Obligor that does not constitute Secured Longer-Term Indebtedness and that is (a) not secured by any assets of any Obligor other than pursuant to this Agreement or the Security Documents and the holders of which have either executed (i) a joinder agreement to the Guarantee and Security Agreement or (ii) such other document or agreement, in a form reasonably satisfactory to the Administrative Agent and the Collateral Agent, pursuant to which the holders of such Secured Shorter-Term Indebtedness shall have become a party to the Guarantee and Security Agreement and assumed the obligations of a Financing Agent or Designated Indebtedness Holder (in each case, as defined in the Guarantee and Security Agreement) and (b) any Indebtedness that is designated as “Secured Shorter-Term Indebtedness” pursuant to Section 6.11(a). “Security Documents” means, collectively, the Guarantee and Security Agreement and all other assignments, pledge agreements, security agreements, control agreements and other instruments executed and delivered on or after the date hereof by any of the Obligors pursuant to the Guarantee and Security Agreement or otherwise providing or relating to any collateral security for any of the Secured Obligations under and as defined in the Guarantee and Security Agreement. “Settlement” has the meaning set forth in Section 2.04(c). “Settlement Date” has the meaning set forth in Section 2.04(c). “Shareholders’ Equity” means, at any date, the amount determined on a consolidated basis, without duplication, in accordance with GAAP, of shareholders equity for the Borrower and its Subsidiaries at such date, which, for the avoidance of doubt, shall exclude any non-controlling interests. “SMBC” means Sumitomo Mitsui Banking Corporation. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). 47 7705800301760924144.6 “SOFR Borrowing” means, as to any Borrowing, the SOFR Loans comprising such Borrowing. “SOFR Loan” means a Loan that bears interest at a rate based on Adjusted Term SOFR, other than pursuant to clause (b)(iii) of the definition of “Alternate Base Rate”. “SONIA” means, with respect to any RFR Business Day, a rate per annum equal to the Sterling Overnight Index Average for such RFR Business Day published by the SONIA Administrator on the SONIA Administrator’s Website. “SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average). “SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time. “SPE Subsidiary” means: (a) a direct or indirect Subsidiary of the Borrower or any other Obligor to which any Obligor sells, conveys or otherwise transfers (whether directly or indirectly) Cash, Cash Equivalents or Portfolio Investments, which engages in no material activities other than in connection with the purchase, holding, disposition or financing of such assets and other portfolio investments and which is designated by the Borrower (as provided below) as an SPE Subsidiary: (i) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is Guaranteed by any Obligor (other than Guarantees in respect of Standard Securitization Undertakings), (ii) is recourse to or obligates any Obligor in any way other than pursuant to Standard Securitization Undertakings or (iii) subjects any property of any Obligor (other than property that has been contributed or sold, purported to be sold or otherwise transferred to such Subsidiary or any equity of such Subsidiary), directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings or any Guarantee thereof, (ii) with which no Obligor has any material contract, agreement, arrangement or understanding (excluding customary sale and contribution agreements and master participation agreements, in each case, entered into with a special purpose entity that is structured to be bankruptcy remote) other than on terms, taken as a whole, not materially less favorable to such Obligor than those that might be obtained at the time from Persons that are not Affiliates of any Obligor, other than fees payable in the ordinary course of business in connection with servicing receivables or financial assets and pursuant to Standard Securitization Undertakings, and (ii) to which no Obligor has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results, other than pursuant to Standard Securitization Undertakings; and 48 7705800301760924144.6

(b) a direct or indirect Subsidiary of the Borrower designated by the Borrower (as provided below) as an SPE Subsidiary and which meets the following criteria: (i) such subsidiary is the direct or indirect parent of any SPE Subsidiary; (ii) such Subsidiary engages in no activities and has no assets (other than in connection with the transfer of assets to and from any SPE Subsidiary referred to in clause (a), its ownership of a SPE Subsidiary referred to in clause (a), any contracts, agreements or arrangements not prohibited by clause (iii) below and Standard Securitization Undertakings) or liabilities (other than in connection with any contracts, agreements or arrangements not prohibited by clause (iii) below and Standard Securitization Undertakings); (iii) no Obligor has any material contract, agreement, arrangement or understanding with such Subsidiary other than on terms, taken as a whole, not materially less favorable to such Obligor than those that might be obtained at the time from persons that are not affiliates of any Obligor, other than fees payable in the ordinary course of business in connection with servicing receivables or financial assets and pursuant to any Standard Securitization Undertakings; and (iv) no Obligor has any obligation to maintain or preserve such Subsidiary’s financial condition or cause such entity to achieve certain levels of operating results, other than pursuant to Standard Securitization Undertakings. Any such designation under clauses (a) and (b) by the Borrower shall be effected pursuantcertified to in a certificate of a Financial Officer delivered to the Administrative Agent, which certificate shallcan be made through a Borrowing Base Certificate delivered pursuant to Section 5.01(d) and shall include a statement to the effect that, to the best of such officer’s knowledge, such designation complied with the foregoing conditions set forth in clause (a) or (b) above, as applicable. Each Subsidiary of an SPE Subsidiary shall be deemed to be an SPE Subsidiary and shall comply with the foregoing requirements of clause (a) and (b) of this definition, as applicable. “SPE Subsidiary Recourse Obligation” has the meaning assigned to such term in the definition of “Standard Securitization Undertakings”. “Special Equity Interest” means any Equity Interest that is subject to a Lien in favor of creditors of the issuer of such Equity Interest provided that (a) such Lien was created to secure Indebtedness owing by such issuer to such creditors, (b) such Indebtedness was (i) in existence and already secured by such Lien at the time the Obligors acquired such Equity Interest, (ii) incurred or assumed by such issuer and secured by such Lien substantially contemporaneously with such acquisition or (iii) a refinancing of the Indebtedness described in the foregoing clause (i) or clause (ii) and (c) unless such Equity Interest is not intended to be included in the Collateral, the documentation creating or governing such Lien does not prohibit the inclusion of such Equity Interest in the Collateral. “Special Longer-Term Unsecured Indebtedness” means Indebtedness of an Obligor incurred after the RestatementFirst Amendment Effective Date that is Indebtedness that satisfies all of the criteria specified in the definition of “Unsecured Longer-Term Indebtedness” 49 7705800301760924144.6 other than clause (a) thereof so long as such Indebtedness has a maturity date of at least five years from the date of the initial issuance of such Indebtedness; provided that, any Obligor may incur any Special Longer-Term Unsecured Indebtedness that otherwise would not meet the requirements set forth in thisclause (b) of the definition of “Unsecured Longer-Term Indebtedness” if it has duly made a Modification Offer. “Specified Purchase” has the meaning assigned to such term in Section 2.08(e)(i)(E). “Specified Purchase Agreement Representations” means such of the representations made by or with respect to a Specified Target, its Subsidiaries and their respective businesses in the definitive documentation governing the applicable Specified Purchase (the “Specified Purchase Agreement”) as are material to the interests of the Lenders, but only to the extent that the Borrower or its Affiliates shall have the right to terminate its obligations under the applicable Specified Purchase Agreement as a result of a breach of such representations in the applicable Specified Purchase Agreement without expense (as determined without regard to any notice requirement and without giving effect to any waiver, amendment or other modification thereto that is materially adverse to the interests of the Lenders (as reasonably determined by the Administrative Agent), unless the Administrative Agent shall have consented thereto (such consent not to be unreasonably withheld, delayed or conditioned)). “Specified Representations” means the representations and warranties of the Borrower set forth in Section 3.01 (relating to corporate existence and corporate power and authority of the Obligors); Section 3.02 (relating to enforceability of the Loan Documents); Section 3.03(b) (relating to no conflicts with organizational documents (limited to the execution, delivery and performance of the Loan Documents, incurrence of Indebtedness thereunder and the granting of guarantees and security interests in respect thereof)); Section 3.10; Section 3.15; and Section 3.17. “Specified Target” has the meaning assigned to such term in Section 2.08(e)(i)(E). “Standard Securitization Undertakings” means, collectively, (a) customary arms-length servicing obligations (together with any related performance guarantees), (b) obligations (together with any related performance guarantees) to refund the purchase price or grant purchase price credits for dilutive events or misrepresentations (in each case unrelated to the collectability of the assets sold or the creditworthiness of the associated account debtors), (c) representations, warranties, covenants and indemnities (together with any related performance guarantees) of a type that are reasonably customary in accounts receivable securitizations, (d) obligations (together with any related performance guarantees) under any customary “bad boy” guarantee and (e) obligations under customary limited recourse guarantees; provided, however, that any such guarantee described in this clause (e) shall not exceed 10% of the aggregate unfunded commitments plus outstandings under the applicable loan (any such guarantee described in this clause (e), a “SPE Subsidiary Recourse Obligation”). “Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one 50 7705800301760924144.6 minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Federal Reserve Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D) or any other reserve ratio or analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Loans. Such reserve percentages shall include those imposed pursuant to Regulation D. Term Benchmark Loans for which the associated Benchmark is adjusted by reference to the Statutory Reserve Rate (per the related definition of such Benchmark) shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage. “Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Anything herein to the contrary notwithstanding, the term “Subsidiary” shall not include any Person that constitutes an Investment held by the Borrower in the ordinary course of business and that is not, under GAAP, consolidated on the financial statements of the Borrower and its Subsidiaries. Unless otherwise specified, “Subsidiary” means a Subsidiary of the Borrower. “Subsidiary Guarantor” means any Subsidiary that is a Guarantor under the Guarantee and Security Agreement. It is understood and agreed that no Financing Subsidiary, Immaterial Subsidiary or Foreign Subsidiary shall be a Subsidiary Guarantor. “Supported QFC” has the meaning assigned to it in Section 9.15. “Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be the sum of (a)(i) its Applicable Dollar Percentage of the total Swingline Exposure incurred under the Dollar Commitments and (ii) its Applicable Multicurrency Percentage of the total Swingline Exposure at such time incurred under the Multicurrency Commitments. (excluding, for purpose of this clause (a), in the case of any Lender that is a Swingline Lender, Swingline Loans made by it that are outstanding at such time to the extent that the other Lenders under such Lender’s Class of Commitments shall not have funded their participations in such Swingline Loans), adjusted, in each case, to give effect to any reallocation under Section 2.19 of the Swingline Exposure of Defaulting Lenders in effect at such time, plus (b) in the case of any Lender that is a Swingline Lender, the aggregate principal amount of all Swingline Loans made 51 7705800301760924144.6 by such Lender outstanding at such time, less the amount of participations funded by the other Lenders under such Lender’s Class of Commitments in such Swingline Loans. “Swingline Lender” means each of Sumitomo Mitsui Banking Corporation, Deutsche Bank AG New York Branch, Wells Fargo Bank, National Association, State Street Bank and Trust Company and Goldman Sachs Bank USA and each additional Swingline Lender designated pursuant to Section 2.04(f), each in its capacity as lender of Swingline Loans hereunder, and its successors in such capacity as provided in Section 2.04(e). “Swingline Loan” means a Loan made pursuant to Section 2.04. “Syndicated”, when used in reference to any Loan or Borrowing, refers to whether such Loan is, or the Loans constituting such Borrowing are, made pursuant to Section 2.01. “Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings (including backup withholding), assessments, fees, or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Benchmark”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing are, bearing interest at a rate determined by reference to the Adjusted Term SOFR Rate, Adjusted EURIBOR Rate or the applicable Local Rate. “Term CORRA” means, (a) for any calculation with respect to a Term Benchmark Borrowing denominated in Canadian Dollars, the Term CORRA Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term CORRA Determination Day”) that is two Business Days prior to the first day of such Interest Period, as such rate is published by the Term CORRA Administrator and is displayed on a screen or other information service, as identified or selected by the Administrative Agent; provided, however, that if as of 1:00 p.m. (Toronto time) on any Periodic Term CORRA Determination Day the Term CORRA Reference Rate for the applicable tenor has not been published by the Term CORRA Administrator and a Benchmark Replacement Date with respect to the Term CORRA Reference Rate has not occurred, then Term CORRAclause (a) of this definition will be the Term CORRA Reference Rate for such tenor as published by the Term CORRA Administrator on the first preceding Business Day for which such Term CORRA Reference Rate for such tenor was published by the Term CORRA Administrator so long as such first preceding Business Day is not more than three Business Days prior to such Periodic Term CORRA Determination Day; and (b) for any calculation with respect to the Canadian Prime Rate for any day, the Term CORRA Reference Rate for a tenor of one month on the day (such day, the “Canadian Prime Rate Term CORRA Determination Day”) that is two Business Days prior to such day, as such rate is published by the Term CORRA Administrator and is displayed on a screen or other information service, as identified or selected by the Administrative Agent; provided, however, that if as of 1:00 p.m. (Toronto time) on any Canadian Prime Rate Term CORRA Determination Day the Term CORRA Reference Rate for the applicable tenor has not been published by the 52 7705800301760924144.6

Term CORRA Administrator and a Benchmark Replacement Date with respect to the Term CORRA Reference Rate has not occurred, then Term CORRAclause (b) of this definition will be the Term CORRA Reference Rate for such tenor as published by the Term CORRA Administrator on the first preceding Business Day for which such Term CORRA Reference Rate for such tenor was published by the Term CORRA Administrator so long as such first preceding Business Day is not more than three Business Days prior to such Canadian Prime Rate Term CORRA Determination Day “Term CORRA Adjustment” means, with respect to Term Benchmark Loans denominated in Canadian Dollars, (i) with an Interest Period of one month, 0.29547% (29.547 basis points) for an Available Tenor of one-month’s duration, and (ii) with an Interest Period of three months, 0.32138% (32.138 basis points). “Term CORRA Administrator” means Candeal Benchmark Administration Services Inc., TSX Inc., or any successor administrator of the Term CORRA Reference Rate selected by the Administrative Agent in its reasonable discretion. “Term CORRA Reference Rate” means the forward-looking term rate based on CORRA. “Term ESTR” means, for a tenor comparable to the applicable Corresponding TenorInterest Period as of the applicable Reference Time, the forward-looking term rate based on ESTR that has been selected or recommended by the Relevant Governmental Body. “Term ESTR Notice” means a notification by the Administrative Agent to the Lenders and the Borrower of the occurrence of a Term ESTR Transition Event. “Term ESTR Transition Event” means the determination by the Administrative Agent that (a) Term ESTR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term ESTR is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event has previously occurred resulting in a Benchmark Replacement in accordance with Section 2.13 that is not Term ESTR. “Term SOFR” means, (a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFRclause (a) of this definition will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) 53 7705800301760924144.6 U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to an ABR Loan on any day (with respect to clause (b)(iii) of “Alternate Base Rate”, to the extent applicable), the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “ABR Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any ABR Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFRclause (b) of this definition will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such ABR Term SOFR Determination Day.; provided, that if Term SOFR as determined above (including pursuant to the proviso under clause (a) or (b) above) shall ever be less than zero, then Term SOFR shall be deemed to be zero. “Term SOFR Adjustment” means, for any calculation with respect to an ABR Loan (with respect to clause (b)(iii) of “Alternate Base Rate”, to the extent applicable) or a SOFR Loan, 0.10%. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in consultation with the Borrower). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Termination Date” means the earliest to occur of (i) the Extended Final Maturity Date, (ii) the date of the termination of the Commitments in full pursuant to Section 2.08(c), or (iii) the date on which the Commitments are terminated pursuant to Article VII. “Total Assets” means, as of any date of determination, the value of the total assets of the Obligors, less all liabilities and indebtedness of the Obligors not represented by senior securities, in each case, as of such date of determination; provided that, for purposes of calculating the Borrower Asset Coverage Ratio, if the value of the Obligors’ interest in any Financing Subsidiary would be less than zero, it shall be deemed to be zero. “Total Assets Concentration Limitation” means, as of any date of determination, the amount by which the aggregate value of Equity Interests in Financing Subsidiaries held by the Obligors as of such date of determination exceeds 10% of the Total Assets as of such date of determination. 54 7705800301760924144.6 “Total Secured Debt” means, as of any date of determination, the aggregate amount of senior securities representing secured indebtedness of the Obligors (including any Indebtedness outstanding under this Agreement) as of such date of determination, in each case as determined pursuant to the Investment Company Act and any orders of the Securities and Exchange Commission issued to or with respect to Borrower. “Transactions” means the execution, delivery and performance by the Borrower of this Agreement and the other Loan Documents, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder. “Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans constituting such Borrowing, is determined by reference to a Term Benchmark, the Alternate Base Rate or the Daily Simple RFR. “U.S. Special Resolution Regime” has the meaning assigned to it in Section 9.15. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the Benchmark Replacement Adjustment. “Undisclosed Administration” means, in relation to a Lender, the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory authority or regulator under or based on the law in the country where such Lender is subject to home jurisdiction supervision if applicable law requires that such appointment is not to be publicly disclosed. “Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the State of New York. “Unsecured Longer-Term Indebtedness” means any unsecured Indebtedness of an Obligor (which may be Guaranteed by Subsidiary Guarantors) that (a) has no amortization prior to (other than for amortization in an amount not greater than 1% of the aggregate initial principal amount of such Indebtedness per year; provided that amortization in excess of 1% per year shall be permitted so long as the amount of such amortization in excess of 1% is permitted to be incurred pursuant to Section 6.01(j)), and has a final maturity date not earlier than, six months after the Extended Final Maturity Date (it being understood that (A) none of: (w) the conversion features into Permitted Equity Interests under Permitted Convertible Indebtedness solely with Permitted Equity Interests; (x) the triggering of such conversion and/or settlement thereof; or (y) any cash payment made in respect thereof, shall constitute “amortization” for purposes of this 55 7705800301760924144.6 clause (a) and (B) any customary mandatory amortization that is contingent upon the happening of an event that is not certain to occur (including a change of control or bankruptcy) shall not in and of itself be deemed to disqualify such Indebtedness for purposes of this clause (a)), (b) is incurred pursuant to documentation that is substantially comparable to market terms for substantially similar debt of other similarly situated borrowers as reasonably determined in good faith by the Borrower or, if such transaction is not one in which there are market terms for substantially similar debt of other similarly situated borrowers, on terms that are negotiated in good faith on an arm’s length basis (other than financial covenants and events of default (other than events of default customary in indentures or similar instruments that have no analogous provisions in this Agreement or credit agreements generally), which need not be substantially comparable to market terms for substantially similar debt but shall be no more restrictive upon the Borrower and its Subsidiaries, while the Commitments or Loans are outstanding, than those set forth in this Agreement, it being understood that put rights or repurchase or redemption obligations arising out of circumstances that would constitute a “fundamental change” or a “change of control repurchase event” (as such terms are customarily defined in convertible note offerings and note offerings, as applicable) or be Events of Default under this Agreement shall not be deemed to be more restrictive for purposes of this definition); provided that, any Obligor may incur any Unsecured Longer-Term Indebtedness that otherwise would not meet the requirements set forth in this clause (b) if it has duly made a Modification Offer, and (c) is not secured by any assets of any Obligor. Notwithstanding the foregoing, the Existing Notes shall be deemed Unsecured Longer-Term Indebtedness in all respects despite the fact that each maturity date of the Existing Notes is prior to the Extended Final Maturity Date so long as the Existing Notes continue to comply with all other requirements of the above definition; provided that from and after the date that is nine (9) months prior to the scheduled maturity date of any such Existing Notes, such Existing Notes shall be included in the Covered Debt Amount. “Unsecured Shorter-Term Indebtedness” means, collectively, (a) any Indebtedness of an Obligor that is not secured by any assets of any Obligor and that does not constitute Unsecured Longer-Term Indebtedness and (b) any Indebtedness that is designated as “Unsecured Shorter-Term Indebtedness” pursuant to Section 6.11(a). “Unquoted Investments” means a Portfolio Investment with a value assigned by the Borrower pursuant to Section 5.12(b)(ii)(B). “U.S. Government Securities” means securities that are direct obligations of, and obligations the timely payment of principal and interest on which is fully guaranteed by, the United States or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States and in the form of conventional bills, bonds, and notes. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. 56 7705800301760924144.6

“Valuation Policy” means the valuation policy of the Borrower provided to the Administrative Agent prior to the Restatement Effective Date, as such policy may be amended, supplemented or otherwise modified from time to time with the consent of the Administrative Agent (not to be unreasonably withheld). “Value” has the meaning assigned to such term in Section 5.13. “Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Syndicated Dollar Loan” or “Syndicated Multicurrency Loan”), by Type (e.g., an “ABR Loan”) or by Class and Type (e.g., a “Syndicated Multicurrency Term Benchmark Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Dollar Borrowing”, “Multicurrency Borrowing” or “Syndicated Borrowing”), by Type (e.g., an “ABR Borrowing”) or by Class and Type (e.g., a “Syndicated ABR Borrowing” or “Syndicated Multicurrency Term Benchmark Borrowing”). Loans and Borrowings may also be identified by Currency. SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof’ and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be 57 7705800301760924144.6 construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Solely for purposes of this Agreement, any references to “principal amount” or “obligations” owed by any Person under any Hedging Agreement shall refer to the amount (after giving effect to any netting agreement) that would be required to be paid by such Person if such Hedging Agreement were terminated at such time less any collateral posted in support thereof. SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, (a) if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith and (b) all leases that are or would have been treated as operating leases for purposes of GAAP prior to the issuance on February 25, 2016 of the Accounting Standards Update No. 2016-02, Leases (Topic 842) (the “ASU”) shall continue to be accounted for as operating leases for purposes of all financial definitions and calculations for the purposes of the Loan Documents hereunder (whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with the ASU (on a prospective or retroactive basis or otherwise) to be treated as capitalized lease obligations in the financial statements to be delivered pursuant to the Loan Documents. The Borrower covenants and agrees with the Lenders that whether or not the Borrower may at any time adopt Financial Accounting Standard No. 159 (or successor standard solely as it relates to fair valuing liabilities) or accounts for liabilities acquired in an acquisition on a fair value basis pursuant to Financial Accounting Standard No. 141(R) (or successor standard solely as it relates to fair valuing liabilities), all determinations of compliance with the terms and conditions of this Agreement shall be made on the basis that the Borrower has not adopted Financial Accounting Standard No. 159 (or such successor standard solely as it relates to fair valuing liabilities) or, in the case of liabilities acquired in an acquisition, Financial Accounting Standard No. 141(R) (or such successor standard solely as it relates to fair valuing liabilities). SECTION 1.05. Currencies; Currency Equivalents. (a) Currencies Generally. At any time, any reference in the definition of the term “Agreed Foreign Currency” or in any other provision of this Agreement to the Currency of any particular nation means the lawful currency of such nation at such time whether or not the name of such Currency is the same as it was on the date hereof. Except as provided in Section 2.10(b) and the last sentence of Section 2.17(a), for purposes of determining (i) whether the amount of any Borrowing or Letter of Credit under the Multicurrency Commitments, together with all other Borrowings and Letters of Credit under the Multicurrency Commitments then outstanding or to be borrowed at the same time as such Borrowing, would exceed the aggregate amount of the Multicurrency Commitments, (ii) the aggregate unutilized amount of the 58 7705800301760924144.6 Multicurrency Commitments, (iii) the Revolving Credit Exposure, (iv) the Multicurrency LC Exposure, (v) the Covered Debt Amount and (vi) the Borrowing Base or the Value or the fair market value of any Portfolio Investment, the outstanding principal amount of any Borrowing or Letter of Credit that is denominated in any Foreign Currency or the Value or the fair market value of any Portfolio Investment that is denominated in any Foreign Currency shall be deemed to be the Dollar Equivalent of the amount of the Foreign Currency of such Borrowing, Letter of Credit or Portfolio Investment, as the case may be, determined as of the date of such Borrowing or Letter of Credit (determined in accordance with the last sentence of the definition of the term “Interest Period”) or the date of valuation of such Portfolio Investment, as the case may be. Wherever in this Agreement in connection with a Borrowing or Loan an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing or Loan is denominated in a Foreign Currency, such amount shall be the relevant Foreign Currency Equivalent of such Dollar amount (rounded to the nearest 1,000 units of such Foreign Currency). (b) Special Provisions Relating to Euro. Each obligation hereunder of any party hereto that is denominated in the National Currency of a state that is not a Participating Member State on the date hereof shall, effective from the date on which such state becomes a Participating Member State, be redenominated in Euro in accordance with the legislation of the European Union applicable to the European Monetary Union; provided that, if and to the extent that any such legislation provides that any such obligation of any such party payable within such Participating Member State by crediting an account of the creditor can be paid by the debtor either in Euros or such National Currency, such party shall be entitled to pay or repay such amount either in Euros or in such National Currency. If the basis of accrual of interest or fees expressed in this Agreement with respect to an Agreed Foreign Currency of any country that becomes a Participating Member State after the date on which such currency becomes an Agreed Foreign Currency shall be inconsistent with any convention or practice in the interbank market for the basis of accrual of interest or fees in respect of the Euro, such convention or practice shall replace such expressed basis effective as of and from the date on which such state becomes a Participating Member State; provided that, with respect to any Borrowing denominated in such currency that is outstanding immediately prior to such date, such replacement shall take effect at the end of the Interest Period therefor. Without prejudice to the respective liabilities of the Borrower to the Lenders and the Lenders to the Borrower under or pursuant to this Agreement, each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time, in consultation with the Borrower, reasonably specify to be necessary or appropriate to reflect the introduction or changeover to the Euro in any country that becomes a Participating Member State after the date hereof; provided that the Administrative Agent shall provide the Borrower and the Lenders with prior notice of the proposed change with an explanation of such change in sufficient time to permit the Borrower and the Lenders an opportunity to respond to such proposed change. SECTION 1.06. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, 59 7705800301760924144.6 obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. 60 7705800301760924144.6

SECTION 1.07. Rates. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Alternate Base Rate or the applicable Relevant Rate, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Alternate Base Rate or the applicable Relevant Rate or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Alternate Base Rate or the applicable Relevant Rate any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Alternate Base Rate or the applicable Relevant Rate or any other Benchmark, or any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. SECTION 1.08. Outstanding Indebtedness. For the avoidance of doubt, to the extent that any Indebtedness is repaid, redeemed, repurchased, defeased or otherwise acquired, retired or discharged (or irrevocable notice for redemption thereof has been given and in connection with such notice, the Borrower has either (x) designated on its balance sheet as “restricted” or (y) deposited with the trustee in respect of such Indebtedness, in each case, an amount of Cash sufficient to consummate such redemption; provided that, from and after the date of such irrevocable notice, such Cash shall not be included in the Borrowing Base or held in an account of the Borrower or any of its Subsidiaries that is pledged to any Person (other than the Collateral Agent or the holders of such Indebtedness)), in each case, in accordance with the terms of the documentation governing such Indebtedness, such Indebtedness shall be deemed to be paid off and not to be outstanding for any purpose hereunder to the extent of the amount of such repayment, redemption, repurchase, defeasance, retirement, discharge or irrevocable notice. SECTION 1.09. Reclassification. For purposes of determining compliance with the provisions in Article VI, in the event that a proposed transaction or other action meets the criteria of more than one of the categories described therein, the Borrower, in its sole discretion, will be permitted to classify such transaction or other action on the date it is consummated or otherwise taken or later reclassify such transaction or other action, in any manner that complies with each applicable provision of Article VI, so long as such transaction or other action is permitted to be consummated or otherwise taken pursuant to each applicable provision of Article VI at the time of reclassification. 61 7705800301760924144.6 SECTION 1.10. Calculations. For purposes of categorization of each Portfolio Investment in accordance with Section 5.13, the amount of “first lien debt”, “aggregate first lien debt” and “EBITDA” with respect to any Portfolio Investment may be calculated by the Borrower in good faith using information from and calculations consistent with the relevant financial models, pro forma financial statements, compliance certificates and financial reporting packages provided by the relevant obligor or issuer as per the requirements of and all in the manner set forth in the relevant agreement governing such Portfolio Investment. ARTICLE II THE CREDITS SECTION 2.01. The Commitments. Subject to the terms and conditions set forth herein: (a) each Dollar Lender severally agrees to make Syndicated Loans in Dollars to the Borrower from time to time during such Dollar Lender’s Availability Period in an aggregate principal amount that will not result in (i) such Lender’s Revolving Dollar Credit Exposure exceeding such Lender’s Dollar Commitment, (ii) the aggregate Revolving Dollar Credit Exposure of all of the Dollar Lenders with Dollar Commitments then in effect exceeding the aggregate Dollar Commitments at such time or (iii) the total Covered Debt Amount exceeding the Borrowing Base then in effect; and (b) each Multicurrency Lender severally agrees to make Syndicated Loans in Dollars and in Agreed Foreign Currencies to the Borrower from time to time during such Multicurrency Lender’s Availability Period in an aggregate principal amount that will not result in (i) such Lender’s Revolving Multicurrency Credit Exposure exceeding such Lender’s Multicurrency Commitment, (ii) the aggregate Revolving Multicurrency Credit Exposure of all of the Multicurrency Lenders with Multicurrency Commitments then in effect exceeding the aggregate Multicurrency Commitments at such time or (iii) the total Covered Debt Amount exceeding the Borrowing Base then in effect. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Syndicated Loans. SECTION 2.02. Loans and Borrowings. (a) Obligations of Lenders. Each Syndicated Loan shall be made as part of a Borrowing consisting of Loans of the same Class of Commitments, Currency and Type made by the applicable Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required. (b) Type of Loans. Subject to Section 2.13, each Syndicated Borrowing of a Class shall be constituted entirely of ABR Loans, RFR Loans or of Term Benchmark Loans of such Class denominated in a single Currency as the Borrower may request in accordance 62 7705800301760924144.6 herewith. Each ABR Loan shall be denominated in Dollars. Each Term Benchmark Loan shall be denominated in Dollars or an Agreed Foreign Currency (other than English Pounds Sterling). Each RFR Loan shall be denominated in English Pounds Sterling. Lender at its option may make any RFR Loan or Term Benchmark Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. (c) Minimum Amounts. Each Term Benchmark Borrowing and each RFR Borrowing shall be in an aggregate amount of $1,000,000 or a larger multiple of $1,000,000, and each ABR Borrowing (whether a Syndicated Loan or a Swingline Loan) shall be in an aggregate amount of $1,000,000 or a larger multiple of $100,000; provided that a Syndicated ABR Borrowing of a Class may be in an aggregate amount that is equal to the entire unused balance of the total Commitments of such Class or that is required to finance the reimbursement of an LC Disbursement of such Class as contemplated by Section 2.05(f). Borrowings of more than one Class, Currency and Type may be outstanding at the same time. (d) Limitations on Interest Periods. Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request (or to elect to convert to or continue as a Term Benchmark Borrowing) any Borrowing if the Interest Period requested therefor would end after the Extended Final Maturity Date; provided that any request (or election to convert or continue as a Term Benchmark Borrowing) that would extend past an applicable Non-Extended Final Maturity Date may only be made with respect to the portion of the Term Benchmark Borrowing held by the Extending Lenders and Non-Extending Lenders for which the Non-Extended Final Maturity Date shall not have occurred; provided further that the foregoing will not release any Non-Extending Lender from any such obligation to make Loans to the Borrower, in each case, that was required to be performed on or prior to the Non-Extended Commitment Termination Date for such Non-Extending Lender. (e) Treatment of Classes. Notwithstanding anything to the contrary contained herein, with respect to each Syndicated Loan, Swingline Loan or Letter of Credit designated in Dollars, the Administrative Agent shall deem the Borrower to have requested that such Syndicated Loan, Swingline Loan or Letter of Credit be applied ratably to each of the Dollar Commitments and the Multicurrency Commitments, based upon the percentage of the aggregate Commitments represented by the Dollar Commitments and the Multicurrency Commitments, respectively. SECTION 2.03. Requests for Syndicated Borrowings. (a) Notice by the Borrower. To request a Syndicated Borrowing, the Borrower shall notify the Administrative Agent of such request in writing (i) in the case of a Term Benchmark Borrowing denominated in Dollars, not later than 11:00 a.m., New York time, three Business Days before the date of the proposed Borrowing, (ii) in the case of a Term Benchmark Borrowing denominated in a Foreign Currency, not later than 11:00 a.m., New York time, four Business Days before the date of the proposed Borrowing (iii) in the case of a RFR Borrowing, not later than 11:00 a.m., New York time, four Business Days before the date of the proposed Borrowing or (iv) in the case of a Syndicated ABR Borrowing, not later than 11:00 a.m., New York time, one Business Day before the date of the proposed Borrowing. Each such 63 7705800301760924144.6 Borrowing Request shall be irrevocable and in a form approved by the Administrative Agent and signed by the Borrower. (b) Content of Borrowing Requests. Each Borrowing Request shall specify the following information in compliance with Section 2.02: (i) whether such Borrowing is to be made under the Dollar Commitments or the Multicurrency Commitments; (ii) whether such Borrowing is a Syndicated Loan or a Swingline Loan; (iii) the aggregate amount and Currency of the requested Borrowing; (iv) the date of such Borrowing, which shall be a Business Day; (v) in the case of a Syndicated Borrowing denominated in Dollars, whether such Borrowing is to be an ABR Borrowing or a Term Benchmark Borrowing; (vi) in the case of a Term Benchmark Borrowing, the Interest Period therefor, which shall be a period contemplated by the definition of the term “Interest Period” and permitted under Section 2.02(d); and (vii) the location and number of the Borrower’s account to which funds are to be disbursed. (c) Notice by the Administrative Agent to the Lenders. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each applicable Lender of the details thereof and of the amounts of such Lender’s Loan to be made as part of the requested Borrowing. (d) Failure to Elect. If no election as to the Class of a Syndicated Borrowing is specified, then the requested Syndicated Borrowing shall be deemed to be under the Multicurrency Commitments. If no election as to the Currency of a Syndicated Borrowing is specified, then the requested Syndicated Borrowing shall be denominated in Dollars. If no election as to the Type of a Syndicated Borrowing is specified, then the requested Borrowing shall be a Term Benchmark Borrowing having an Interest Period of one month and, if an Agreed Foreign Currency has been specified, the requested Syndicated Borrowing shall be a Term Benchmark Borrowing or RFR Borrowing, as applicable, denominated in such Agreed Foreign Currency and, in the case of any such Term Benchmark Borrowing, having an Interest Period of one month. If a Term Benchmark Borrowing is requested but no Interest Period is specified, (i) if the Currency specified for such Borrowing is Dollars (or if no Currency has been so specified), the requested Borrowing shall be a Term Benchmark Borrowing denominated in Dollars having an Interest Period of one month’s duration, and (ii) if the Currency specified for such Borrowing is an Agreed Foreign Currency, the Borrower shall be deemed to have selected an Interest Period of one month’s duration. 64 7705800301760924144.6

SECTION 2.04. Swingline Loans. (a) Agreement to Make Swingline Loans. Subject to the terms and conditions set forth herein, each Swingline Lender agrees to make Swingline Loans under each Commitment to the Borrower from time to time during the Extended Availability Period in Dollars, in minimum increments of $100,000 and in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans of both Classes of Commitments exceeding $25,000,000, (ii) the sum of any Swingline Lender’s outstanding Multicurrency Loans, its Multicurrency LC Exposure, its outstanding Swingline Loans and (without duplication) its other Swingline Exposure exceeding its Multicurrency Commitment, (iii) the sum of any Swingline Lender’s outstanding Dollar Loans, its Dollar LC Exposure, its outstanding Swingline Loans and (without duplication) its other Swingline Exposure exceeding its Dollar Commitment, (iv) the total Revolving Dollar Credit Exposures of Dollar Lenders with Dollar Commitments then in effect exceeding the aggregate Dollar Commitments at such time, (v) the total Revolving Multicurrency Credit Exposures of Multicurrency Lenders with Multicurrency Commitments then in effect exceeding the aggregate Multicurrency Commitments at such time, (vi) the Swingline Exposure of the applicable Swingline Lender requested to issue such Swingline Loan (determined for these purposes without giving effect to the participations therein of the Lenders pursuant to paragraph (d) of this Section) shall not exceed the amount set forth opposite the name of such Swingline Lender on Schedule 2.05 or (vii) the total Covered Debt Amount exceeding the Borrowing Base then in effect; provided that no Swingline Lender shall be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans. (b) Notice of Swingline Loans by the Borrower. To request a Swingline Loan, the Borrower shall notify the Administrative Agent of such request by telephone (confirmed in writing) not later than 11:00 a.m., New York time, on the day of such proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day), the amount of the requested Swingline Loan and whether such Swingline Loan is to be made under the Dollar Commitments or the Multicurrency Commitments. The Administrative Agent will promptly advise the applicable Swingline Lender of any such notice received from the Borrower. Each Swingline Lender shall make each Swingline Loan available to the Borrower by means of a credit to the general deposit account of the Borrower with such Swingline Lender (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(f), by remittance to such Issuing Bank) by 3:00 p.m., New York time, on the requested date of such Swingline Loan. (c) Refunding of Swingline Loans. With respect to any Swingline Loans which have not been repaid by the Borrower pursuant to Section 2.09 or voluntarily prepaid by the Borrower pursuant to Section 2.10, the Administrative Agent, on behalf of such Swingline Lender, shall request settlement (“Settlement”) with the Lenders on a weekly basis (or on a more frequent basis if so determined by the Administrative Agent on behalf of such Swingline Lender), no later than 2:00 p.m. (New York City time) at least one Business Day in advance of the proposed date of such requested Settlement (the date of such requested Settlement being the “Settlement Date”). Such notice shall request that each Lender holding a Revolving Credit 65 7705800301760924144.6 Exposure make a Multicurrency Loan or Dollar Loan, as applicable, that is an ABR Loan (each a “Refunding Loan”) to the Borrower on such Settlement Date such that the amount of all such Loans is equal to the amount of Swingline Loans (the “Refunded Swingline Loans”) outstanding on the date such notice is given. Anything contained in this Agreement to the contrary notwithstanding, (1) the proceeds of such Refunding Loans made by the Lenders other than such Swingline Lender shall be immediately delivered by Administrative Agent to such Swingline Lender (and not to the Borrower) and applied to repay a corresponding portion of the Refunded Swingline Loans and (2) on the day such Refunding Loans are made, such Swingline Lender’s pro rata share of the Refunded Swingline Loans shall be deemed to be paid with the proceeds of a Refunding Loan made by such Swingline Lender to Borrower, and such portion of the Swingline Loans deemed to be so paid shall no longer be outstanding as Swingline Loans but shall instead constitute part of such Swingline Lender’s outstanding Multicurrency Loans or Dollar Loans, as applicable, to the Borrower. If any portion of any such amount paid (or deemed to be paid) to such Swingline Lender should be recovered by or on behalf of the Borrower from such Swingline Lender in bankruptcy, by assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared among all Lenders in the manner contemplated by Section 2.17. (d) Participations by Lenders in Swingline Loans. If for any reason Refunding Loans are not made pursuant to Section 2.04(c) above in an amount sufficient to repay the Refunded Swingline Loans on or before the third Business Day after demand for payment thereof by such Swingline Lender, each Lender holding a Revolving Credit Exposure (other than Non-Extending Lenders for which such Non-Extending Lender’s applicable Non-Extended Commitment Termination Date shall have occurred; provided that the foregoing will not release any Non-Extending Lender from any such obligation to acquire or fund participations in Swingline Loans, in each case, that was required to be performed on or prior to the Non-Extended Commitment Termination Date for such Non-Extending Lender) shall be deemed to, and hereby agrees to, have purchased a participation in such outstanding Swingline Loans, and in an amount equal to its Applicable Multicurrency Percentage or Applicable Dollar Percentage of the applicable unpaid amount together with accrued interest thereon. Upon one Business Day’s notice from such Swingline Lender, each Lender holding a Revolving Credit Exposure shall deliver to the Administrative Agent, on behalf of such Swingline Lender, an amount equal to its respective participation in the applicable unpaid amount as provided below. In order to evidence such participation each Lender holding a Revolving Credit Exposure agrees to enter into a participation agreement at the request of such Swingline Lender in form and substance reasonably satisfactory to such Swingline Lender. In the event any Lender holding a Revolving Credit Exposure fails to make available to the Administrative Agent, on behalf of such Swingline Lender, the amount of such Lender’s participation as provided in this paragraph, such Swingline Lender shall be entitled to recover such amount on demand from such Lender at the Alternate Base Rate. Subject to the foregoing, each Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph (d) is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments of the respective Class, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender shall comply with its obligation under this 66 7705800301760924144.6 paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the applicable Swingline Lender the amounts so received by it from the Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the relevant Swingline Lender. Any amounts received by a Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by such Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Lenders that shall have made their payments pursuant to this paragraph and to the applicable Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof. (e) Resignation and Replacement of Swingline Lender. Any Swingline Lender may resign and be replaced at any time by written agreement among the Borrower, the Administrative Agent, the resigning Swingline Lender and a successor Swingline Lender. The Administrative Agent shall notify the Lenders of any such resignation and replacement of any Swingline Lender. In addition to the foregoing, if a Lender becomes, and during the period it remains, a Defaulting Lender, and if any Default has arisen from a failure of the Borrower to comply with Section 2.19(a), then each Swingline Lender may, upon prior written notice to the Borrower and the Administrative Agent, resign as a Swingline Lender, effective at the close of business New York time on a date specified in such notice (which date may not be less than five (5) Business Days after the date of such notice). On or after the effective date of any such resignation, the Borrower and the Administrative Agent may, by written agreement, appoint one or more successor Swingline Lenders. The Administrative Agent shall notify the Lenders of any such appointment of a successor Swingline Lender. Upon the effectiveness of any resignation of any Swingline Lender, the Borrower shall repay in full all outstanding Swingline Loans together with all accrued interest thereon. From and after the effective date of the appointment of a successor Swingline Lender, (i) such successor Swingline Lender shall have all the rights and obligations of the replaced Swingline Lender under this Agreement with respect to Swingline Loans to be made thereafter and (ii) references herein to the term “Swingline Lender” shall be deemed to refer to such successor or to any previous Swingline Lender, or to such successor and all previous Swingline Lenders, as the context shall require. After the replacement of the Swingline Lender hereunder, the replaced Swingline Lender shall have no obligation to make additional Swingline Loans. (f) Designation of Additional Swingline Lenders. The Borrower may, at any time and from time to time, with the consent of the Administrative Agent (which consent shall not be unreasonably withheld), designate as additional Swingline Lenders one (1) or more Lenders with Revolving Credit Exposure that agree to serve in such capacity as provided below. The acceptance by a Lender with Revolving Credit Exposure of an appointment as a Swingline Lender hereunder shall be evidenced by an agreement, which shall be in form and substance reasonably satisfactory to the Administrative Agent, executed by the Borrower, the Administrative Agent and such designated Lender and, from and after the effective date of such 67 7705800301760924144.6 agreement, (i) such Lender shall have all the rights and obligations of a Swingline Lender under this Agreement and the other Loan Documents and (ii) references herein or therein to the term “Swingline Lender” shall be deemed to include such Lender in its capacity as a maker of Swingline Loans hereunder; provided that each such agreement shall include an updated Schedule 2.05; provided, further, that the Borrower shall not update Schedule 2.05 to increase any Swingline Lender’s maximum Swingline Exposure without such Swingline Lender’s consent. SECTION 2.05. Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, in addition to the Loans provided for in Section 2.01, the Borrower may request any Issuing Bank to issue, at any time and from time to time at least thirty (30) days prior to the Extended Commitment Termination Date, during the Extended Availability Period and under either the Dollar Commitments or Multicurrency Commitments, Letters of Credit denominated in Dollars or (in the case of Letters of Credit under the Multicurrency Commitments) in any Agreed Foreign Currency for its own account in such form as is acceptable to such Issuing Bank in its sole discretion. Each requested Letter of Credit must satisfy the requirements of this Agreement (unless waived to the extent permitted by this Agreement) and such Issuing Bank's internal policies, forms and procedures (unless waived by such Issuing Bank). Letters of Credit issued hereunder shall constitute utilization of the Commitments up to the aggregate amount available to be drawn thereunder. Without limiting any rights of an Issuing Bank under this Section 2.05, no Issuing Bank shall be obligated to issue any Letter of Credit that is not a standby letter of credit. (b) Notice of Issuance or Amendment. To request the issuance of a Letter of Credit (or an amendment to an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by such Issuing Bank) to any Issuing Bank and the Administrative Agent (at least three (3) Business Days in advance of the requested date of issuance) a notice requesting the issuance of a Letter of Credit or amendment, and specifying the date of issuance or amendment (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (d) of this Section), the amount and Currency of such Letter of Credit, whether such Letter of Credit is to be issued under the Dollar Commitments or the Multicurrency Commitments, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare such Letter of Credit or amendment. If requested by the applicable Issuing Bank, the Borrower also shall submit to such Issuing Bank a letter of credit application on such Issuing Bank’s standard forms in connection with any request for a Letter of Credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, such Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. (c) Limitations on Amounts. A Letter of Credit shall be issued or amended, only if (and upon issuance or amendment of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance or amendment (i) the aggregate LC Exposure of the Issuing Banks (determined for these purposes without giving effect to the 68 7705800301760924144.6 participations therein of the Lenders pursuant to paragraph (e) of this Section) shall not exceed $50,000,000, (ii) the total Revolving Dollar Credit Exposures of Dollar Lenders with Dollar Commitments then in effect shall not exceed the aggregate Dollar Commitments at such time, (iii) the total Revolving Multicurrency Credit Exposures of Multicurrency Lenders with Multicurrency Commitments then in effect shall not exceed the aggregate Multicurrency Commitments at such time, (iv) with respect to each Issuing Bank that is a Swingline Lender with a Multicurrency Commitment, the sum of such Swingline Lender’s outstanding Multicurrency Loans, its Multicurrency LC Exposure, its outstanding Swingline Loans and (without duplication) its other Swingline Exposure shall not exceed its Multicurrency Commitment then in effect, (v) with respect to each Issuing Bank that is a Swingline Lender with a Dollar Commitment, the sum of such Swingline Lender’s outstanding Dollar Loans, its Dollar LC Exposure, its outstanding Swingline Loans and (without duplication) its other Swingline Exposure shall not exceed its Dollar Commitment then in effect, (vi) the LC Exposure of the applicable Issuing Bank requested to issue such Letter of Credit (determined for these purposes without giving effect to the participations therein of the Lenders pursuant to paragraph (e) of this Section) shall not exceed the amount set forth opposite the name of such Issuing Bank on Schedule 2.05 and (vii) the total Covered Debt Amount shall not exceed the Borrowing Base then in effect. The minimum initial amount of each Letter of Credit shall be $250,000 and no more than ten (10) Letters of Credit may be outstanding at any one time. (d) Expiration Date. Each Letter of Credit shall provide that it expires within one year from the date of issuance. If a Letter of Credit also provides for automatic extension, such Letter of Credit must also provide for automatic expiration at the initial or any subsequent expiration date upon such Issuing Bank's sending a notice of non-extension to the beneficiary reasonably before the then current expiration date, that no automatic extension may exceed one year in duration, and that the Letter of Credit must in all events expire on a final and certain date stated in the Letter of Credit that is not later than ten (10) days prior to the Extended Commitment Termination Date. Notwithstanding the foregoing, if a Letter of Credit is outstanding following the earlier to occur of the Extended Commitment Termination Date and the Termination Date, (i) the Letter of Credit must be Cash Collateralized in an amount of at least 102% of the undrawn face amount and any unreimbursed drawings not honored or refused of each Letter of Credit on terms acceptable to such Issuing Bank, no later than five (5) Business Days prior to the Extended Commitment Termination Date or Termination Date, as applicable, or supported by another letter of credit approved by such Issuing Bank, and (ii) the Borrower pays in full, no later than five (5) Business Days prior to the Extended Commitment Termination Date, all commissions, fees and expenses required to be paid with respect to any such Letter of Credit through the then current expiration date of such Letter of Credit (and, in that connection, the Lenders agree not later than the date two Business Days after the date upon which the last such Letter of Credit shall expire or be terminated to rebate to the Borrower the excess, if any, of the aggregate participation and fronting fees that have been prepaid by the Borrower over the sum of the amount of such fees that ultimately accrue through the date of such expiration or termination and the aggregate amount of all other unpaid obligations hereunder at such time), in each case pursuant to arrangements reasonably satisfactory to such Issuing Bank and the Administrative Agent. No Letter of Credit shall have an expiry date after the Extended Final Maturity Date. 69 7705800301760924144.6 (e) Participations. By the issuance of a Letter of Credit of a Class of Commitment (or an amendment to a Letter of Credit increasing the amount thereof) by any Issuing Bank, and without any further action on the part of such Issuing Bank or the Lenders, such Issuing Bank hereby grant to each Lender (other than any Non-Extending Lender for which such Non-Extending Lender’s applicable Non-Extended Commitment Termination Date has occurred; provided that the foregoing will not release any Non-Extending Lender from any such obligation to acquire or fund participations in Letters of Credit, in each case, that was required to be performed on or prior to the Non-Extended Commitment Termination Date for such Non-Extending Lender) of such Class, and each Lender of such Class hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Applicable Dollar Percentage or Applicable Multicurrency Percentage, as the case may be, of the aggregate amount available to be drawn under such Letter of Credit. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the applicable Commitments; provided that no Lender shall be required to purchase a participation in a Letter of Credit pursuant to this Section 2.05(e) if (x) the conditions set forth in Section 4.02 would not be satisfied in respect of a Borrowing at the time such Letter of Credit was issued and (y) the Required Lenders of the respective Class shall have so notified such Issuing Bank in writing at least two (2) Business Days prior to the requested date of issuance of such Letter of Credit and shall not have subsequently determined that the circumstances giving rise to such conditions not being satisfied no longer exist. Unless an Issuing Bank has received written notice from the Required Lenders of the Respective Class or the Borrower, at least two (2) Business Days prior to the requested date of issuance of the applicable Letter of Credit, that one or more applicable conditions contained in Section 4.02 shall not then be satisfied, then, subject to the terms and conditions hereof, such Issuing Bank shall be entitled to assume all such conditions are satisfied. In consideration and in furtherance of the foregoing, each Lender of a Class (other than any Non-Extending Lender for which such Non-Extending Lender’s applicable Non-Extended Commitment Termination Date has occurred; provided that that foregoing will not release any Non-Extending Lender from any such obligation to acquire or fund participations in Letters of Credit, in each case, that was required to be performed on or prior to the Non-Extended Commitment Termination Date for such Non-Extending Lender) hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for account of each Issuing Bank, such Lender’s Applicable Dollar Percentage or Applicable Multicurrency Percentage, as the case may be, of each LC Disbursement made by such Issuing Bank in respect of Letters of Credit of such Class promptly upon the request of such Issuing Bank at any time from the time of such LC Disbursement until such LC Disbursement is reimbursed by the Borrower or at any time after any reimbursement payment is required to be refunded to the Borrower for any reason. Such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each such payment shall be made in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the applicable Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to the next following paragraph (f), the Administrative Agent shall distribute 70 7705800301760924144.6 such payment to the applicable Issuing Bank or, to the extent that the Lenders have made payments pursuant to this paragraph (e) to reimburse such Issuing Bank, then to such Lenders and such Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this paragraph (e) to reimburse such Issuing Bank for any LC Disbursement shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement. (f) Reimbursement. If an Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such Issuing Bank in respect of such LC Disbursement by paying to such Issuing Bank an amount equal to such LC Disbursement in the Currency in which such Letter of Credit is denominated not later than 3:00 p.m., New York time, on (i) the Business Day that the Borrower receives notice of such LC Disbursement, if such notice is received prior to 11:00 a.m., New York time, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time; provided that, if such LC Disbursement is not less than $100,000 and is denominated in Dollars, the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or 2.04 that such payment be financed with a Syndicated ABR Borrowing or a Swingline Loan of the respective Class in an equivalent amount and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Syndicated ABR Borrowing or Swingline Loan and in the event the Borrower elects to finance the LC Disbursement, the Administrative Agent shall pay to such Issuing Bank the proceeds of such Loan. If the Borrower fails to make such payment when due and does not request and receive a Syndicated ABR Borrowing or Swingline Loan in the unpaid amount pursuant to Section 2.05(f) hereof, the Administrative Agent shall notify each applicable Lender with a Commitment then in effect of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender’s Applicable Dollar Percentage or Applicable Multicurrency Percentage, as the case may be, thereof. (g) Obligations Absolute. The Borrower’s obligation to reimburse LC Disbursements as provided in paragraph (f) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by an Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply strictly with the terms of such Letter of Credit, and (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of the Borrower’s obligations hereunder. None of the Administrative Agent, the Revolving Lenders, the Issuing Banks or any of their respective Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit by the Issuing Banks or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any 71 7705800301760924144.6 Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Banks; provided that the foregoing shall not be construed to excuse any Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by such Issuing Bank’s fraud, gross negligence or willful misconduct when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof as determined by a court of competent jurisdiction in a final and non-appealable judgement. The parties hereto expressly agree that: (i) the Issuing Banks may accept documents that appear on their face to be in substantial compliance with the terms of a Letter of Credit without responsibility for further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms of such Letter of Credit; (ii) the Issuing Banks shall have the right, in itstheir sole discretion, to decline to accept such documents and to make such payment if such documents are not in strict compliance with the terms of such Letter of Credit; and (iii) this sentence shall establish the standard of care to be exercised by the Issuing Banks when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof (and the parties hereto hereby waive, to the extent permitted by applicable law, any standard of care inconsistent with the foregoing). (h) Disbursement Procedures. Each Issuing Bank shall, within a reasonable time following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The applicable Issuing Bank shall promptly after such examination notify the Administrative Agent and the Borrower in writing of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse such Issuing Bank and the applicable Lenders with respect to any such LC Disbursement. (i) Interim Interest. If any Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to Syndicated ABR Loans; provided that, if the Borrower fails to reimburse such LC Disbursement within two Business Days following the date when due pursuant to paragraph (f) of this Section, then the provisions of Section 2.12(c) shall apply automatically without further action by the Lenders. Interest accrued pursuant to this paragraph shall be for account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to 72 7705800301760924144.6 paragraph (f) of this Section to reimburse such Issuing Bank shall be for account of such Lender to the extent of such payment. (j) Resignation and/or Replacement of an Issuing Bank. Any Issuing Bank may resign and be replaced at any time by written agreement among the Borrower, the Administrative Agent, the resigning Issuing Bank and the successor Issuing Bank. In addition, if any Issuing Bank, in its capacity as a Lender, assigns all of its Loans and Commitments in accordance with the terms of this Agreement, such Issuing Bank may resign as an Issuing Bank hereunder upon not less than thirty days prior written notice to the Administrative Agent and the Borrower. The Administrative Agent shall notify the Lenders of any such resignation and replacement of an Issuing Bank. Upon the effectiveness of any resignation of an Issuing Bank, the Borrower shall pay all unpaid fees accrued for account of the resigning Issuing Bank pursuant to Section 2.11(b). From and after the effective date of the appointment of a successor Issuing Bank, (i) the successor Issuing Bank shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the effective resignation of any Issuing Bank hereunder, the resigning Issuing Bank, as the case may be, shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such resignation, but shall not be required to issue additional Letters of Credit or amend outstanding Letters of Credit (k) Cash Collateralization. If the Borrower shall be required to provide Cash Collateral for LC Exposure pursuant to Section 2.05(d), Section 2.10(b) or (c) or the last paragraph of Article VII, the Borrower shall promptly, but in any event within five (5) Business Days, deposit into a segregated collateral account or accounts (herein, collectively, the “Letter of Credit Collateral Account”) in the name and under the dominion and control of such Issuing Bank Cash denominated in the Currency of the Letter of Credit under which such LC Exposure arises in an amount equal to the amount required under Section 2.05(d), Section 2.10(b) or (c) or the last paragraph of Article VII, as applicable. Such deposit shall be held by such Issuing Bank or its agent as collateral in the first instance for the LC Exposure under this Agreement and thereafter for the payment of the “Secured Obligations” under and as defined in the Guarantee and Security Agreement, and for these purposes the Borrower hereby grants a security interest (subject only to Liens of the type described in clause (g) of the definition of Permitted Liens and unrecorded Liens permitted hereunder which have priority over the Liens on the Collateral by operation of law) to such Issuing Bank in the Letter of Credit Collateral Account and in any financial assets (as defined in the Uniform Commercial Code) or other property held therein. If the Borrower is required to provide Cash Collateral hereunder as a result of the occurrence of an Event of Default, such Cash Collateral (to the extent not applied as set forth in this Section 2.05(k)) shall be returned to the Borrower promptly after all Events of Default have been waived. If the Borrower is required to provide Cash Collateral hereunder pursuant to Section 2.10(b)(ii), such Cash Collateral (to the extent not applied as set forth in this Section 2.05(k)) shall be returned to the Borrower promptly as and to the extent that, after giving effect to such return, the aggregate Revolving Multicurrency Credit Exposures would not exceed the aggregate Multicurrency Commitments. 73 7705800301760924144.6 (l) No Obligation to Issue After Certain Events. No Issuing Bank shall be under any obligation to issue, amend, reinstate or extend any Letter of Credit if: any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing, amending, reinstating or extending such Letter of Credit, or any law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank shall refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the Restatement Effective Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Restatement Effective Date and which such Issuing Bank in good faith deems material to it, or the issuance of such Letter of Credit would violate one or more policies of such Issuing Bank applicable to letters of credit generally. (m) Applicability of ISP and UCP. Unless otherwise expressly agreed by the Issuing Banks and the Borrower when a Letter of Credit is issued, (i) the rules of the International Standby Practices shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each commercial Letter of Credit. (n) Additional Issuing Banks. From time to time, the Borrower may, by notice to the Administrative Agent, designate one or more additional Lenders with Revolving Credit Exposure as an Issuing Bank, so long as each such Lender agrees (in its sole discretion) to act in such capacity and is reasonably satisfactory to the Administrative Agent; provided that each such notice shall include an updated Schedule 2.05; provided, further, that the Borrower shall not update Schedule 2.05 to increase any Issuing Bank’s maximum LC Exposure without such Issuing Bank’s consent. Each such additional Issuing Bank shall execute a counterpart of this Agreement upon the approval of the Administrative Agent (which approval shall not be unreasonably withheld, delayed or conditioned) and shall thereafter be an Issuing Bank hereunder for all purposes. SECTION 2.06. Funding of Borrowings. (a) Funding by Lenders. Each Lender shall make each Loan to be made by it hereunder by wire transfer of immediately available funds by (i) 11:00 a.m., New York time, on the date of Borrowing specified in the applicable Borrowing Request for any Loan denominated in Dollars or Canadian Dollars, (ii) 9:00 a.m., New York time, on the date of Borrowing specified in the applicable Borrowing Request for any Loan denominated in English Pounds Sterling or Euros, or (iii) 6:00 p.m., New York time, on the date before the date of Borrowing specified in the applicable Borrowing Notice for any Loan denominated in Australian Dollars, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; provided that Swingline Loans shall be made as provided in Section 2.04. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower designated by the Borrower in the applicable Borrowing Request; provided that Syndicated ABR Borrowings made to 74 7705800301760924144.6 finance the reimbursement of an LC Disbursement as provided in Section 2.05(f) shall be remitted by the Administrative Agent to the applicable Issuing Bank. (b) Presumption by the Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing on such date in accordance with clause (a) of this Section 2.06, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree that the Administrative Agent may recover such corresponding amount with interest thereon for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent as follows: (a) in the case of such Lender, at the Federal Funds Effective Rate; or (b) in the case of the Borrower, at the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. Nothing in this paragraph shall relieve any Lender of its obligation to fulfill its commitments hereunder, and this paragraph shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. SECTION 2.07. Interest Elections. (a) Elections by the Borrower for Syndicated Borrowings. Subject to Section 2.03(d), the Loans constituting each Syndicated Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Term Benchmark Borrowing, shall have the Interest Period specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a Borrowing of a different Type or to continue such Borrowing as a Borrowing of the same Type and, in the case of a Term Benchmark Borrowing, may elect the Interest Period therefor, all as provided in this Section; provided, however, that (i) a Syndicated Borrowing of a Class may only be continued or converted into a Syndicated Borrowing of the same Class, (ii) except as set forth in Sections 2.13, 2.20(e) and 2.21, a Syndicated Borrowing denominated in one Currency may not be continued as, or converted to, a Syndicated Borrowing in a different Currency, (iii) no Term Benchmark Borrowing denominated in a Foreign Currency may be continued if, after giving effect thereto, the aggregate Revolving Multicurrency Credit Exposures would exceed the aggregate Multicurrency Commitments, and (iv) neither a Term Benchmark Borrowing denominated in a Foreign Currency nor a RFR Borrowing may not be converted to a Borrowing of a different Type. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders of the respective Class holding the Loans constituting such Borrowing, and the Loans constituting each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Loans, which may not be converted or continued. (b) Notice of Elections. To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election in writing by the time that a 75 7705800301760924144.6 Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Syndicated Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such Interest Election Request shall be irrevocable and shall be in a form approved by the Administrative Agent and signed by the Borrower. (c) Content of Interest Election Requests. Each Interest Election Request shall specify the following information in compliance with Section 2.02: (i) the Borrowing (including the Class of Commitment) to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) of this paragraph shall be specified for each resulting Borrowing); (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day; (iii) whether, in the case of a Borrowing denominated in Dollars, the resulting Borrowing is to be an ABR Borrowing or a Term Benchmark Borrowing; and (iv) if the resulting Borrowing is a Term Benchmark Borrowing, the Interest Period therefor after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period” and permitted under Section 2.02(d). (d) Notice by the Administrative Agent to the Lenders. Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each applicable Lender of the details thereof and of such Lender’s portion of each resulting Borrowing. (e) Failure to Elect; Events of Default. If the Borrower fails to deliver a timely and complete Interest Election Request with respect to a Term Benchmark Borrowing prior to the end of the Interest Period therefor, then, unless such Borrowing is repaid as provided herein, (i) if such Borrowing is denominated in Dollars, at the end of such Interest Period such Borrowing shall be converted to a Syndicated Term Benchmark Borrowing of the same Class having an Interest Period of one month, and (ii) if such Borrowing is denominated in a Foreign Currency, the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, (i) any Term Benchmark Borrowing denominated in Dollars shall, at the end of the applicable Interest Period for such Term Benchmark Borrowing, be automatically converted to an ABR Borrowing and (ii) any Term Benchmark Borrowing denominated in a Foreign Currency shall not have an Interest Period of more than one month’s duration. SECTION 2.08. Termination, Reduction or Increase of the Commitments. (a) Scheduled Termination. Unless previously terminated, the Commitments of each Extending Lender with respect to such Extending Lender’s Extended Loans shall terminate on the Extended Commitment Termination Date and the Commitments of each Non-Extending Lender with respect to such Non-Extending Lender’s Non-Extended Loans shall 76 7705800301760924144.6 terminate on the Non-Extended Commitment Termination Date for such Non-Extending Lender; provided that the foregoing will not release any Non-Extending Lender from any such obligation to make Loans to the Borrower, or acquire or fund participations in Letters of Credit or Swingline Loans, in each case, that was required to be performed on or prior to the Non-Extended Commitment Termination Date for such Non-Extending Lender. (b) Voluntary Termination or Reduction. The Borrower may at any time terminate, or from time to time reduce, the Commitments of either Class of Commitment, ratably among the Lenders of such Class of Commitment; provided that (i) each reduction of the Commitments of a Class shall be in an amount that is $5,000,000 (or, if less, the entire amount of the Commitments of such Class) or a larger multiple of $1,000,000 in excess thereof and (ii) the Borrower shall not terminate or reduce the Commitments of either Class of Commitment if, after giving effect to any concurrent prepayment of the Syndicated Loans of such Class in accordance with Section 2.10, the total Revolving Credit Exposures of such Class would exceed the total Commitments of such Class. Any such reduction of the Commitments below the principal amount of the Swingline Loans permitted under Section 2.04(a)(i) and the Letters of Credit permitted under Section 2.05(c)(i) shall result in a dollar-for-dollar reduction of such amounts as applicable. (c) Notice of Voluntary Termination or Reduction. The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section 2.08 at least three (3) Business Days (or such shorter period as may be agreed by the Administrative Agent) prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the applicable Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination or reduction of the Commitments of a Class delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities or a transaction contemplated by Section 2.10(d), in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. (d) Effect of Termination or Reduction. Any termination or reduction of the Commitments of a Class of Commitments pursuant to clause (b) shall be permanent. Each reduction of the Commitments of a Class of Commitments pursuant to clause (b) shall be made ratably among the Lenders of such Class (including with respect to (x) Dollar Lenders and Multicurrency Lenders and (y) Extending Lenders and Non-Extending Lenders) in accordance with their respective Commitments. (e) Increase of the Commitments. (i) Requests for Increase by Borrower. The Borrower may, at any time, request that the Commitments hereunder of a Class of Commitments be increased (each such proposed increase being a “Commitment Increase”), upon notice to the Administrative Agent (who shall promptly notify the Lenders), which notice shall specify each existing Lender that shall have agreed to an additional Commitment of the same Class as its existing Commitment (each an “Increasing Lender”) and/or each additional 77 7705800301760924144.6 lender that shall have agreed to a new Commitment or existing Lender that shall have agreed to a new Commitment of a different Class than its existing Commitment (each an “Assuming Lender”) that shall have agreed to an additional Commitment and the date on which such increase or creation, as applicable is to be effective (the “Commitment Increase Date”), which shall be a Business Day at least three Business Days (or such lesser period as the Administrative Agent may reasonably agree) after delivery of such notice and at least 30 days prior to the Extended Commitment Termination Date; provided that: (A) the minimum amount of the Commitment of any Assuming Lender, and the minimum amount of the increase of the Commitment of any Increasing Lender, as part of such Commitment Increase shall be $5,000,000 or a larger multiple of $1,000,000 in excess thereof (or such lesser amount as the Administrative Agent may reasonably agree); (B) immediately after giving effect to such Commitment Increase (including, if applicable, the substantially concurrent reduction of the Commitments of a Non-Extending Lender in accordance with Section 2.08(f)), the total Commitments of all of the Lenders hereunder shall not exceed $790,000,000805,650,000; (C) each Assuming Lender shall be consented to by the Administrative Agent, each Swingline Lender and each Issuing Bank (such consent not to be unreasonably withheld); (D) in the case of any Commitment Increase (other than a Commitment Increase used in connection with a Specified Purchase) no Default shall have occurred and be continuing on such Commitment Increase Date or shall result from the proposed Commitment Increase; and (E) (1) in the case of a Commitment Increase used in connection with a merger or consolidation with, or acquisition by an Obligor of all or substantially all of the assets of, any other business development company advised by the External Manager permitted under Section 6.03 (such Person, a “Specified Target” and such merger, consolidation or acquisition a “Specified Purchase”), the Specified Representations (immediately after giving effect to such merger, consolidation or acquisition) and the Specified Purchase Agreement Representations (immediately prior to giving effect to such merger, consolidation or acquisition) shall be true and correct in all material respects on and as of such Commitment Increase Date, or (2) in the case of any other Commitment Increase, the representations and warranties contained in this Agreement shall be true and correct in all material respects (or, in the case of any portion of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the Commitment Increase Date as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). 78 7705800301760924144.6 (ii) Effectiveness of Commitment Increase by Borrower. An Assuming Lender, if any, shall become a Lender hereunder as of such Commitment Increase Date and the Commitment of the respective Class of any Increasing Lender and such Assuming Lender shall be increased as of such Commitment Increase Date; provided that: (x) the Administrative Agent shall have received on or prior to 11:00 a.m., New York time, on such Commitment Increase Date (or on or prior to a time on an earlier date specified by the Administrative Agent) a certificate of a duly authorized officer of the Borrower stating that each of the applicable conditions to such Commitment Increase set forth in clauses (D) and (E) of the foregoing paragraph (i) has been satisfied; and (y) each Assuming Lender or Increasing Lender shall have delivered to the Administrative Agent, on or prior to 11:00 a.m., New York time on such Commitment Increase Date (or on or prior to a time on an earlier date specified by the Administrative Agent) (each, a “Increasing Lender/Joining Lender Agreement”), an agreement, in form and substance satisfactory to the Borrower and the Administrative Agent, pursuant to which such Lender shall, effective as of such Commitment Increase Date, undertake a Commitment or an increase of Commitment in each case of the respective Class, duly executed by such Assuming Lender or Increasing Lender, as applicable, and the Borrower and acknowledged by the Administrative Agent. Promptly following satisfaction of such conditions, the Administrative Agent shall notify the Lenders of such Class (including any Assuming Lenders) thereof and of the occurrence of the Commitment Increase Date by facsimile transmission or electronic messaging system. (iii) Recordation into Register. Upon its receipt of a Increasing Lender/Joining Lender Agreement executed by an Assuming Lender or any Increasing Lender, together with the certificate referred to in clause (ii)(x) above, the Administrative Agent shall, if such agreement has been completed, (x) accept such agreement, (y) record the information contained therein in the Register and (z) give prompt notice thereof to the Borrower. (iv) Adjustments of Borrowings upon Effectiveness of Increase. On the Commitment Increase Date, the Borrower shall (A) prepay the outstanding Loans (if any) of the affected Class of Commitments in full, (B) simultaneously borrow new Loans of such Class hereunder in an amount equal to such prepayment; provided that with respect to subclauses (A) and (B), (x) the prepayment to, and borrowing from, any existing Lender shall be effected by book entry to the extent that any portion of the amount prepaid to such Lender will be subsequently borrowed from such Lender and (y) the existing Lenders, the Increasing Lenders and the Assuming Lenders shall make and receive payments among themselves, in a manner acceptable to the Administrative Agent, so that, after giving effect thereto, the Loans of such Class are held ratably by the Lenders of such Class in accordance with the respective Commitments of such Class of 79 7705800301760924144.6 such Lenders (after giving effect to such Commitment Increase) and (C) pay to the Lenders of such Class the amounts, if any, payable under Section 2.15 as a result of any such prepayment. Concurrently therewith, the Lenders of such Class shall be deemed to have adjusted their participation interests in any outstanding Letters of Credit of such Class so that such interests are held ratably in accordance with their Revolving Commitments of such Class as so increased. (v) Terms of Loans Issued on the Commitment Increase Date. The terms and provisions of any new Loans issued by any Assuming Lender or Increasing Lender, and the Commitment Increase of any Assuming Lender or Increasing Lender, shall be identical to the terms and provisions of Loans issued by, and the Commitments of, the Revolving Lenders immediately prior to the applicable Commitment Increase Date (except that any upfront or similar one-time fee may be different). (f) Reduction of Non-Extending Lenders’ Commitment. Notwithstanding anything to the contrary herein (including Section 2.08(d)): (i) The Borrower may at any time (x) terminate, or from time to time reduce, the Commitment of any Non-Extending Lender without reducing the Commitments of any other Lender of the same Class of Commitments of such Non-Extending Lender or (y) at any time after a Non-Extending Lender’s Non-Extended Commitment Termination Date and so long as (1) no Event of Default exists, (2) no event or condition exists which, upon notice, lapse of time or both would, unless cured or waived, become an Event of Default under clause (a), (b), (i), (j) or (k) of Section 7.01 and (3) the Borrowing Base exceeds the Covered Debt Amount at such time, prepay the Loans of such Non-Extending Lender without prepaying the Loans of any other Lender of the same Class of Commitments of such Non-Extending Lender; provided that each reduction of the Commitment or prepayment of Loans of a Non-Extending Lender pursuant to this clause (f) shall be in an amount that is $5,000,000 or a larger multiple of $1,000,000 in excess thereof (or, in each case, the entire Commitment or outstanding Loans of such Non-Extending Lender, as applicable). (ii) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitment or prepay the Loans of any Non-Extending Lender under this clause (f) at least two Business Days (or such lesser period as the Administrative Agent may reasonably agree) prior to (x) the related Commitment Increase Date in the case of any termination or reduction or (y) the effective date of such prepayment, in each case, specifying such election and the related Commitment Increase Date or effective date thereof, as applicable. Promptly following receipt of any notice, the Administrative Agent shall advise each Lender of the contents thereof. Each notice delivered by the Borrower pursuant to this clause (f) shall be irrevocable; provided that a notice of termination or reduction may state that such notice is conditioned upon the effectiveness of other events, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. 80 7705800301760924144.6

(iii) Any termination or reduction of the Commitment or prepayment of Loans of any Non-Extending Lender pursuant to this clause (f) shall be permanent and, if applicable in connection with any termination or reduction of Commitments, shall be made concurrently with all required reallocations, prepayments and cash collateralizations required under Section 2.21; provided that, for the avoidance of doubt, if any Loans or Letters of Credit are outstanding, no reduction or termination of Commitments shall be made pursuant to this Section 2.08(f) if the conditions set forth in Section 4.02 are not satisfied on the date of such reduction or termination. SECTION 2.09. Repayment of Loans; Evidence of Debt. (a) Repayment. The Borrower hereby unconditionally promises to pay the Loans of each Class of Commitments, as applicable, as follows: (i) to the Administrative Agent for account of the Lenders of such Class the outstanding principal amount of the Syndicated Loans of the Lenders of such Class and all other amounts due and owing hereunder and under the other Loan Documents on such Lenders’ applicable Final Maturity Date; and (ii) to the applicable Swingline Lender the then unpaid principal amount of each Swingline Loan of such Class of Commitment denominated in Dollars made by such Swingline Lender, as provided in Section 2.04; provided that on each date that a Syndicated Borrowing of such Class of Commitment is made, the Borrower shall repay all Swingline Loans of such Class of Commitment then outstanding. (b) Manner of Payment. Prior to any repayment or prepayment of any Borrowings to any Lenders of any Class of Commitment hereunder, the Borrower shall select the Borrowing or Borrowings of such Class to be paid and shall notify the Administrative Agent by telephone (confirmed in writing) of such selection not later than the time set forth in Section 2.10(ef) prior to the scheduled date of such repayment; provided that each repayment of Borrowings in Dollars to any Lenders of a Class shall be applied to repay any outstanding ABR Borrowings of such Class before any other Borrowings of such Class. If the Borrower fails to make a timely selection of the Borrowing or Borrowings to be repaid or prepaid, such payment shall be applied to repay Borrowings in the same Currency and, solely in the case of any such payment in Dollars, first, to pay any outstanding ABR Borrowings of the applicable Class and, second, to other Borrowings of such Class in the order of the remaining duration of their respective Interest Periods (the Borrowing with the shortest remaining Interest Period to be repaid first). Other than in connection with a reduction or termination of Commitments or prepayment of Loans pursuant to Section 2.08(f) or Section 2.10(e), the occurrence of the Final Maturity Date with respect to any Lender pursuant to Section 2.09(a) or a mandatory prepayment pursuant to Section 2.10(d), each payment of a Syndicated Borrowing to Lenders of a Class shall be applied ratably (both with respect to (x) Dollar Loans and Multicurrency Loans and (y) Extended Loans and Non-Extended Loans) to the Loans included in such Borrowing. (c) Maintenance of Records by Lenders. Each Lender shall maintain in accordance with its usual practice records evidencing the indebtedness of the Borrower to such 81 7705800301760924144.6 Lender resulting from each Loan made by such Lender, including the amounts and Currency of principal and interest payable and paid to such Lender from time to time hereunder. (d) Maintenance of Records by the Administrative Agent. The Administrative Agent shall maintain records in which it shall record (i) the amount and Currency of each Loan made hereunder, the Class and Type thereof and each Interest Period therefor, (ii) the amount and Currency of any principal or interest due and payable or to become due and payable from the Borrower to each Lender of such Class of Commitment hereunder and (iii) the amount and Currency of any sum received by the Administrative Agent hereunder for account of the Lenders and each Lender’s share thereof. (e) Effect of Entries. The entries made in the records maintained pursuant to paragraph (c) or (d) of this Section shall be prima facie evidence, absent obvious error, of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such records or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement. (f) Promissory Notes. Any Lender may request that Loans of any Class made by it be evidenced by a promissory note; in such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered permitted assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the payee named therein (or, if such promissory note is a registered note, to such payee and its registered, permitted assigns). SECTION 2.10. Prepayment of Loans. (a) Optional Prepayments. The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty except for payments under Section 2.15, subject to the requirements of this Section. Any prepayment of a Borrowing made in accordance with this clause (a) shall be applied ratably among the Lenders of a Class of Commitment unless such prepayment is made in connection with the reduction of Commitments in accordance with Section 2.08(b) or 2.08(f) in which case such prepayment shall be applied in accordance with Section 2.08(d) or 2.08(f), as applicable. (b) Mandatory Prepayments due to Changes in Exchange Rates. (i) Determination of Amount Outstanding. On each Quarterly Date and, in addition, promptly upon the receipt by the Administrative Agent of a Currency Valuation Notice (as defined below), the Administrative Agent shall determine the aggregate Revolving Multicurrency Credit Exposure. For the purpose of this determination, the outstanding principal amount of any Loan or Letter of Credit that is denominated in any Foreign Currency shall be deemed to be the Dollar Equivalent of the amount in the Foreign Currency of such Loan or Letter of Credit, determined as of such Quarterly Date or, in the case of a Currency Valuation Notice received by the Administrative Agent prior 82 7705800301760924144.6 to 11:00 a.m., New York time, on a Business Day, on such Business Day or, in the case of a Currency Valuation Notice otherwise received, on the first Business Day after such Currency Valuation Notice is received. Upon making such determination, the Administrative Agent shall promptly notify the Multicurrency Lenders, the Issuing Banks and the Borrower thereof. (ii) Prepayment. If on the date of such determination the aggregate Revolving Multicurrency Credit Exposure minus the Multicurrency LC Exposure fully Cash Collateralized on such date exceeds 105% of the aggregate amount of the Multicurrency Commitments as then in effect, the Borrower shall, prepay the Syndicated Multicurrency Loans and Swingline Multicurrency Loans (and/or provide Cash Collateral for Multicurrency LC Exposure as specified in Section 2.05(k)) within 15 Business Days following the Borrower’s receipt of such request in such amounts as shall be necessary so that after giving effect thereto the aggregate Revolving Multicurrency Credit Exposure does not exceed the Multicurrency Commitments. For purposes hereof “CurrentCurrency Valuation Notice” means a notice given by the Required Multicurrency Lenders or the Issuing Banks to the Administrative Agent stating that such notice is a “Currency Valuation Notice” and requesting that the Administrative Agent determine the aggregate Revolving Multicurrency Credit Exposure. The Administrative Agent shall not be required to make more than one valuation determination pursuant to Currency Valuation Notices within any rolling three month period. Any prepayment pursuant to this paragraph shall be applied, first to Swingline Multicurrency Loans outstanding, second, to Syndicated Multicurrency Loans outstanding and third, as cover for Multicurrency LC Exposure. (c) Mandatory Prepayments due to Borrowing Base Deficiency. In the event that at any time any Borrowing Base Deficiency shall exist, the Borrower shall, within five Business Days after delivery of the applicable Borrowing Base Certificate, prepay the Loans (or provide Cash Collateral for Letters of Credit as contemplated by Section 2.05(k)) or reduce Other Covered Indebtedness or any other Indebtedness that is included in the Covered Debt Amount at such time or otherwise remedy the Borrowing Base Deficiency in such amounts as shall be necessary so that such Borrowing Base Deficiency is cured; provided that (i) the aggregate amount of such prepayment of Loans (and Cash Collateral for Letters of Credit) shall be at least equal to the Revolving Percentage times the aggregate prepayment of the Covered Debt Amount, and (ii) if, within five (5) Business Days after delivery of a Borrowing Base Certificate demonstrating such Borrowing Base Deficiency, the Borrower shall present the Administrative Agent with a reasonably feasible plan to enable such Borrowing Base Deficiency to be cured within 30 Business Days (which 30-Business Day period shall include the five Business Days permitted for delivery of such plan), then such prepayment or reduction shall not be required to be effected immediately but may be effected in accordance with such plan (with such modifications as the Borrower may reasonably determine), so long as such Borrowing Base Deficiency is cured within such 30-Business Day period.; provided, further, that solely to the extent such Borrowing Base Deficiency is due to a failure to satisfy the requirements of Section 5.13(f) as a consequence of a change in either (x) the ratio of the Gross Borrowing Base to the Senior Debt Amount or (y) the Relevant Asset Coverage Ratio from one quarterly period 83 7705800301760924144.6 to the next, such thirty (30) Business Day period shall be extended to a forty-five (45) Business Day period solely with respect to compliance with Section 5.13(f). (d) Mandatory Prepayments During Amortization Period. During the period commencing on the date immediately following the Commitment Termination Date with respect to any Loans of any Lender or Lenders and ending on the Final Maturity Date with respect to the Loans of such Lender or Lenders: (i) Asset Disposition. If the Borrower or any of its Subsidiaries (other than a Financing Subsidiary) Disposes of any property which results in the receipt by such Person of Net Cash Proceeds in excess of $5,000,000 in the aggregate since the applicable Commitment Termination Date, the Borrower shall prepay an aggregate principal amount of such Loans owed to such Lender or Lenders equal to 100% of such Net Cash Proceeds no later than the fifth Business Day following the receipt of such Net Cash Proceeds (such prepayments to be applied as set forth in Section 2.09(b)); (ii) Equity Issuance. Upon the sale or issuance by the Borrower or any of its Subsidiaries (other than a Financing Subsidiary) of any of its Equity Interests (other than any sales or issuances of Equity Interests to the Borrower or any Subsidiary Guarantor), the Borrower shall prepay an aggregate principal amount of such Loans owed to such Lender or Lenders equal to 75% of all Net Cash Proceeds received therefrom no later than the fifth Business Day following the receipt of such Net Cash Proceeds (such prepayments to be applied as set forth in Section 2.09(b)); (iii) Indebtedness. Upon the incurrence or issuance by the Borrower or any of its Subsidiaries (other than a Financing Subsidiary) of any Indebtedness (excluding any Permitted Advisor Loan or the making of any Loans or issuance of any Letters of Credit hereunder), the Borrower shall prepay an aggregate principal amount of such Loans owed to such Lender or Lenders equal to 100% of all Net Cash Proceeds received therefrom no later than the fifth Business Day following the receipt of such Net Cash Proceeds (such prepayments to be applied as set forth in Section 2.09(b)); (iv) Extraordinary Receipt. Upon any Extraordinary Receipt (which, when taken with all other Extraordinary Receipts received after the applicable Commitment Termination Date, exceeds $5,000,000 in the aggregate) received by or paid to or for the account of the Borrower or any of its Subsidiaries (other than a Financing Subsidiary), and not otherwise included in clauses (i), (ii) or (iii) of this Section 2.10(d), the Borrower shall prepay an aggregate principal amount of such Loans owed to such Lender or Lenders equal to 100% of all Net Cash Proceeds received therefrom no later than the fifth Business Day following the receipt of such Net Cash Proceeds (such prepayments to be applied as set forth in Section 2.09(b)); and (v) Return of Capital. If any Obligor shall receive any Return of Capital (other than from any other Obligor or arising from any Transferred Assets), the Borrower shall prepay an aggregate principal amount of such Loans owed to such Lender or Lenders equal to 90% of such Return of Capital (excluding amounts payable by the Borrower pursuant to Section 2.15) no later than the fifth Business Day following the 84 7705800301760924144.6 receipt of such Return of Capital (such prepayments to be applied as set forth in Section 2.09(b)); provided, that if the Loans to be prepaid pursuant to clauses (i) through (v) above are Term Benchmark Loans, the Borrower may defer such prepayment until the last day of the Interest Period applicable to such Loans owed to such Lender or Lenders, so long as the Borrower deposits an amount equal to such Net Cash Proceeds, no later than the fifth Business Day following the receipt of such Net Cash Proceeds, into a segregated collateral account in the name and under the dominion and control of the Administrative Agent, pending application of such amount to the prepayment of the Loans on the last day of such Interest Period; and provided further, that the Administrative Agent may direct the application of such deposits as set forth in Section 2.09(b) at any time and if the Administrative Agent does so, no amounts will be payable by the Borrower pursuant to Section 2.15. Notwithstanding the foregoing, Net Cash Proceeds required to be applied to the prepayment of the Loans pursuant to this Section 2.10(d) shall (A) (I) from the period commencing on the Non-Extended Commitment Termination Date and ending on the Extended Commitment Termination Date, be applied ratably among the Non-Extending Lenders for which the Non-Extended Commitment Termination Date shall have occurred and (II) from the Extended Commitment Termination Date to the Extended Final Maturity Date, be applied ratably among the Extending Lenders and shall be made in accordance with the Guarantee and Security Agreement andSection 2.10(e) and (B) exclude the amount necessary for the Borrower to make all required distributions (which shall be no less than the amount estimated in good faith by Borrower under Section 6.05(b) herein) to maintain the status of a RIC under the Code and a “business development company” under the Investment Company Act for so long as the Borrower retains such status and to avoid payment by the Borrower of federal income taxes and federal excise Taxes imposed by Section 4982 of the Code for so long as the Borrower retains the status of a RIC under the Code, and (C) if the Loans to be prepaid pursuant to clauses (i) through (v) above are Term Benchmark Loans, the Borrower may defer such prepayment until the last day of the Interest Period applicable to such Loans, so long as the Borrower deposits an amount equal to such Net Cash Proceeds, no later than the fifth Business Day following the receipt of such Net Cash Proceeds, into a segregated collateral account in the name and under the dominion and control of the Administrative Agent, pending application of such amount to the prepayment of the Loans on the last day of such Interest Period; provided, further, that the Administrative Agent may direct the application of such deposits as set forth in Section 2.09(b) at any time and if the Administrative Agent does so, no amounts will be payable by the Borrower pursuant to Section 2.15. (e) Payments Following the Commitment Termination Date or During an Event of Default. Notwithstanding any provision to the contrary in Section 2.09 or this Section 2.10: (i) any prepayment of Loans required to be made in connection with any of the events specified in Section 2.10(d) after the Extended Commitment Termination Date shall be applied to prepay Loans and/or cash collateralize outstanding Letters of Credit on a pro-rata basis between each outstanding Class of Revolving Credit Exposure; provided, that, so long as no Event of Default has occurred and is continuing, each prepayment in 85 7705800301760924144.6 an Agreed Foreign Currency (including as a result of the Borrower’s receipt of proceeds from a prepayment event in such Agreed Foreign Currency) shall be applied ratably among just the Multicurrency Lenders to prepay the Loans denominated in such Agreed Foreign Currency and, if after such payment, if applicable, or otherwise, the balance of the Loans denominated in such Agreed Foreign Currency remaining is zero, then, if there are any remaining proceeds, such amount shall be applied to prepay (in Dollars) the remaining Loans and/or cash collateralize outstanding Letters of Credit on a pro-rata basis (based on the aggregate outstanding Dollar Equivalent principal amount of such Loans and Letters of Credit) between each outstanding Class of Revolving Credit Exposure; (ii) after the Extended Commitment Termination Date, no optional prepayment of the Loans of any Class shall be permitted unless at such time, the Borrower also prepays the Loans of each other Class or, to the extent no Loans of any other Class are outstanding, provides cash collateral as contemplated by Section 2.05(k) for outstanding Letters of Credit of such Class, which prepayment (and cash collateral) shall be made on a pro-rata basis (based on the outstanding principal amounts of such Indebtedness) between each outstanding Class of Revolving Credit Exposure; and (iii) notwithstanding any other provision to the contrary in this Agreement, if an Event of Default has occurred and is continuing, then any payment or repayment of the Loans shall be applied to repay Loans and/or cash collateralize outstanding Letters of Credit on a pro rata basis (based on the aggregate Dollar Equivalents of the outstanding principal amounts of such Loans and Letters of Credit) between each outstanding Class of Revolving Credit Exposure. (f) (e) Notices, Etc. The Borrower shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, such Swingline Lender) by telephone (confirmed in writing) of any prepayment hereunder (i) in the case of prepayment of a Term Benchmark Borrowing denominated in Dollars (other than in the case of a prepayment pursuant to Section 2.10(d)), not later than 11:00 a.m., New York time, three Business Days before the date of prepayment, (ii) in the case of prepayment of a Term Benchmark Borrowing denominated in a Foreign Currency (other than in the case of a prepayment pursuant to Section 2.10(d)), not later than 11:00 a.m., Applicable Time, four Business Days before the date of prepayment, (iii) in the case of prepayment of a RFR Borrowing (other than in the case of a prepayment pursuant to Section 2.10(d)), not later than 11:00 a.m., London time, four Business Days before the date of prepayment, (iv) in the case of prepayment of a Syndicated ABR Borrowing (other than in the case of a prepayment pursuant to Section 2.10(d)), not later than 11:00 a.m., New York time, one Business Day before the date of prepayment, (v) in the case of prepayment of a Swingline Loan, not later than 11:00 a.m., New York time, on the date of prepayment, or (vi) in the case of any prepayment pursuant to Section 2.10(d), not later than 11:00 a.m., New York time, one Business Day before the date of prepayment or, in each case of the notice periods described in this paragraph (e), such lesser periods as the Administrative Agent may reasonably agree. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that, if (i) a notice of prepayment is given in connection with a conditional notice of termination or reduction of the 86 7705800301760924144.6 Commitments of a Class as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08 and (ii) any notice given in connection with Section 2.10(d) may be conditioned on the consummation of the applicable transaction contemplated by such Section and the receipt by the Borrower or any such Subsidiary (other than a Financing Subsidiary) of Net Cash Proceeds. Promptly following receipt of any such notice relating to a Syndicated Borrowing, the Administrative Agent shall advise the affected Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of a Borrowing of the same Type as provided in Section 2.02 or in the case of a Swingline Loan, as provided in Section 2.04, except as necessary to apply fully the required amount of a mandatory prepayment or scheduled payment. Each prepayment of a Syndicated Borrowing of a Class of Commitments shall be applied ratably to the Loans held by the Lenders of such Class included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.12 and shall be made in the manner specified in Section 2.09(b) unless such prepayment is made in connection with the reduction of Commitments in accordance with Section 2.08(b) or 2.08(f) or a mandatory prepayment pursuant to Section 2.10(d), in which case such prepayment shall be applied in accordance with Section 2.08(d), 2.08(f) or Section 2.10(d), as applicable. SECTION 2.11. Fees. (a) Commitment Fee. The Borrower agrees to pay to the Administrative Agent for account of each Lender a commitment fee, which shall accrue at a rate per annum equal to 0.375% on the average daily unused amount of the Dollar Commitment and Multicurrency Commitment, as applicable, of such Lender during the period from and including the Restatement Effective Date to but excluding the earlier of the date such Commitment terminates and such Lender’s Commitment Termination Date. Commitment fees accrued through and including such Quarterly Date shall be payable in arrears on the fifth (5th) Business Day after each Quarterly Date and on the earlier of the date the Commitments of the respective Class terminate and the Commitment Termination Date of such Class, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees, (i) the daily unused amount of the applicable Revolving Commitment shall be determined as of the end of each day and (ii) the Commitment of any Class of a Lender shall be deemed to be used to the extent of the outstanding Syndicated Loans and LC Exposure of such Class of such Lender (and the Swingline Exposure of such Class of such Lender shall be disregarded for such purpose). (b) Letter of Credit Fees. The Borrower agrees to pay (i) to the Administrative Agent for account of each Lender a participation fee with respect to its participations in Letters of Credit of each Class of Commitments, which shall accrue at a rate per annum equal to the Applicable Margin applicable to interest on Term Benchmark Loans on the average daily amount of such Lender’s LC Exposure of such Class (excluding any portion thereof attributable to unreimbursed LC Disbursements), following receipt of an invoice from the Administrative Agent, during the period from and including the Restatement Effective Date to but excluding the later of the date on which such Lender’s Commitment of such Class terminates and the date on which such Lender ceases to have any LC Exposure of such Class, and (ii) to 87 7705800301760924144.6 each Issuing Bank a fronting fee, which shall accrue at the rate of 0.25% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Restatement Effective Date to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any LC Exposure, as well as each Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including each Quarterly Date shall be payable on the fifth (5th) Business Day following such Quarterly Date, commencing on the first such date to occur after the Restatement Effective Date; provided that all such fees with respect to the Letters of Credit shall be payable (i) with respect to each Issuing Bank, within five (5) Business Days of demand by such Issuing Bank and in all cases automatically on the Termination Date, (ii) with respect to any Lender, on the earlier to occur of such Lender’s Final Maturity Date and the Termination Date and (iii) the Borrower shall pay any such fees that have accrued and that are unpaid on such date and, in the event any Letters of Credit shall be outstanding that have expiration dates after the Termination Date, the Borrower shall prepay on the Termination Date the full amount of the participation and fronting fees that will accrue on such Letters of Credit subsequent to the Termination Date through but not including the date such outstanding Letters of Credit are scheduled to expire (and, in that connection, the Lenders agree not later than the date two Business Days after the date upon which the last such Letter of Credit shall expire or be terminated to rebate to the Borrower the excess, if any, of the aggregate participation and fronting fees that have been prepaid by the Borrower over the sum of the amount of such fees that ultimately accrue through the date of such expiration or termination and the aggregate amount of all other unpaid obligations hereunder at such time). Any other fees payable to an Issuing Bank pursuant to this paragraph shall be payable within ten (10) Business Days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (c) Administrative Agent Fees. The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent. (d) Payment of Fees. All fees payable hereunder shall be paid on the dates due, in Dollars (or, at the election of the Borrower with respect to any fees payable to an Issuing Bank on account of Letters of Credit issued in any Foreign Currency, in such Foreign Currency) and immediately available funds, to the Administrative Agent (or to the applicable Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances absent obvious error. SECTION 2.12. Interest. (a) ABR Loans. The Loans constituting each ABR Borrowing (including each Swingline Loan) shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin. 88 7705800301760924144.6

(b) Term Benchmark Loans and RFR Loans. (i) The Loans comprising each Term Benchmark Borrowing shall bear interest at the applicable Relevant Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin and (ii) the Loans comprising each RFR Borrowing shall bear interest at a rate per annum equal to the Adjusted Daily Simple RFR plus the Applicable Margin. (c) Default Interest. Notwithstanding the foregoing, if any Event of Default has occurred and is continuing and the Required Lenders have elected to increase pricing, the interest rates applicable to Loans and any fee or other amount payable by the Borrower hereunder shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided above, (ii) in the case of any Letter of Credit, 2% plus the fee otherwise applicable to such Letter of Credit as provided in Section 2.11(b)(i), or (iii) in the case of any fee or other amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section. (d) Payment of Interest. Accrued interest on each Loan shall be payable in arrears onto the Administrative Agent for distribution to each Lender on each Interest Payment Date for such Loan in the Currency in which such Loan is denominated and, in the case of Syndicated Loans, with respect to any Lender, upon the earlier of such Lender’s Final Maturity Date and the Termination Date; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of a Syndicated ABR Loan prior to such Lenders’ Final Maturity Date), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Term Benchmark Borrowing denominated in Dollars prior to the end of the Interest Period therefor, accrued interest on such Borrowing shall be payable on the effective date of such conversion. (e) Computation. All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed (i) by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate and (ii) on Multicurrency Loans denominated in English Pounds Sterling or Canadian Dollars shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Relevant Rate shall be determined by the Administrative Agent and such determination shall be conclusive absent manifest error. SECTION 2.13. Alternate Rate of Interest. (a) Subject to clauses (b), (c), (d), (e), (f) and (g) of this Section 2.13, if (i) prior to the commencement of any Interest Period for a Term Benchmark Borrowing of a Class or (ii) at any time for a RFR Borrowing (the Currency of such Borrowing herein called the “Affected Currency”): (i) (A) in the case of a Term Benchmark Borrowing, the Administrative Agent shall have determined in good faith (which determination shall be conclusive and binding upon the Borrower absent manifest error) that the Relevant Rate for the Affected Currency cannot be determined pursuant to the definition thereof for such Interest Period 89 7705800301760924144.6 or (B) in the case of a RFR Borrowing, the Administrative Agent shall have determined in good faith (which determination shall be conclusive and binding upon the Borrower absent manifest error) that the Daily Simple RFR for the Affected Currency cannot be determined pursuant to the definition thereof; or (ii) (A) in the case of a Term Benchmark Borrowing, the Administrative Agent shall have received notice from the Required Lenders of such Class of Commitments that the Relevant Rate for the Affected Currency for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making, funding or maintaining their respective Loans included in such Borrowing for such Interest Period or (B) in the case of a RFR Borrowing, the Administrative Agent shall have received notice from the Required Multicurrency Lenders that the Daily Simple RFR for the Affected Currency will not adequately and fairly reflect the cost to such Lenders of making, funding or maintaining the Loans included in such RFR Borrowing; then the Administrative Agent shall give written notice thereof (or telephonic notice, promptly confirmed in writing) to the Borrower and the affected Lenders as promptly as practicable thereafter identifying the relevant provision above. Until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Syndicated Borrowing to, or the continuation of any Syndicated Borrowing as, a Term Benchmark Borrowing denominated in the Affected Currency shall be ineffective and, if the Affected Currency is Dollars, such Syndicated Borrowing (unless prepaid) shall be continued as, or converted to, a Syndicated ABR Borrowing at the end of the applicable Interest Period, (ii) if the Affected Currency is Dollars and any Borrowing Request requests a Term Benchmark Borrowing denominated in Dollars, such Borrowing shall be made as a Syndicated ABR Borrowing, (iii) if the Affected Currency is a Foreign Currency other than Canadian Dollars, (A) any Borrowing Request that requests a Term Benchmark Borrowing or RFR Borrowing denominated in the Affected Currency shall be made as a Term Benchmark Borrowing with a Relevant Rate equal to the Central Bank Rate for the applicable Agreed Foreign Currency; provided, that if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Agreed Foreign Currency cannot be determined, such Borrowing Request shall be ineffective, and (B) any outstanding Term Benchmark Borrowing or RFR Borrowing in the Affected Currency, at the Borrower’s election shall either (1) be converted to a Syndicated Borrowing bearing interest at the Central Bank Rate for the applicable Agreed Foreign Currency; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Agreed Foreign Currency cannot be determined, such Borrowing shall be converted into a Syndicated ABR Borrowing denominated in Dollars (in an amount equal to the Dollar Equivalent of such Affected Currency) immediately in the case of an RFR Borrowing or, in the case of a Term Benchmark Borrowing, at the end of the applicable Interest Period, (2) be converted into a Syndicated ABR Borrowing denominated in Dollars (in an amount equal to the Dollar Equivalent of such Affected Currency) immediately in the case of an RFR Borrowing or, in the case of a Term Benchmark Borrowing, at the end of the applicable Interest Period, or (3) be prepaid in full immediately in the case of an RFR Borrowing or, in the case of a Term Benchmark Borrowing, at the end of the applicable Interest Period, and (iv) if the Affected Currency is Canadian Dollars, (A) any Borrowing Request that requests a Term Benchmark 90 7705800301760924144.6 Borrowing denominated in Canadian Dollars shall be made as a Term Benchmark Borrowing with a Relevant Rate equal to the Canadian Prime Rate; provided, that if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Canadian Prime Rate cannot be determined, such Borrowing Request shall be ineffective, and (B) any outstanding Term Benchmark Borrowing in Canadian Dollars, at the Borrower’s election, shall either (1) be converted to a Term Benchmark Borrowing denominated in Canadian Dollars with a Relevant Rate equal to the Canadian Prime Rate at the end of applicable Interest Period; provided that, if the Administrative Agent determines, which determination shall be conclusive and biding absent manifest error) that the Canadian Prime Rate cannot be determined, such Borrowing shall be converted into a Syndicated ABR Borrowing denominated in Dollars (in an amount equal to the Dollar Equivalent of such Affected Currency) at the end of the applicable Interest Period, (2) be converted into a Syndicated ABR Borrowing denominated in Dollars (in an amount equal to the Dollar Equivalent of such Affected Currency) at the end of the applicable Interest Period, or (3) be prepaid in full at the end of the applicable Interest Period; provided that if no election is made by the Borrower by the date that is three Business Days after receipt by the Borrower of such notice or, in the case of a Term Benchmark Borrowing, the last day of the current Interest Period for the applicable Term Benchmark Loan, if earlier, the Borrower shall be deemed to have elected clause (iii)(B)(1) or (iv)(B)(1) above, as applicable. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 2.15. (b) Notwithstanding anything to the contrary herein or in any other Loan Document (and any Hedging Agreement shall be deemed not to be a “Loan Document” for purposes of this Section 2.13), if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with any of clauses (1) through (4) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (5) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders of each affected Class. (c) Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the proviso below in this paragraph, with respect to a Loan denominated in Euros, if a Term ESTR Transition Event and its related Benchmark Replacement Date, as applicable, have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of 91 7705800301760924144.6 such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that, this clause (c) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Borrower a Term ESTR Notice. For the avoidance of doubt, the Administrative Agent shall not be required to deliver any Term ESTR Notice after the occurrence of a Term ESTR Transition Event, and may do so in its sole discretion. (d) In connection with the implementation and administration of a Benchmark Replacement or Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement. (e) The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement, (ii) the effectiveness of any Conforming Changes, (iii) the commencement of a Benchmark Transition Event and (iv) the commencement of a Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.13, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 2.13. (f) At any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or Term ESTR), then the Administrative Agent may remove any tenor of such Benchmark that is unavailable or non-representative for Benchmark (including Benchmark Replacement) settings and (ii) the Administrative Agent may reinstate any such previously removed tenor for Benchmark (including Benchmark Replacement) settings. (g) Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Term Benchmark Borrowing or RFR Borrowing of, conversion to or continuation of Term Benchmark Loans or RFR Loans, as applicable, in an Affected Currency to be made, converted or continued during any Benchmark Unavailability Period and, failing that, (x) the Borrower will be deemed to have converted any request for a Term Benchmark Borrowing denominated in Dollars into a request for a Borrowing of or conversion to ABR Loans or (y) any Term Benchmark Borrowing or RFR Borrowing denominated in a Foreign Currency shall be ineffective. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR. Furthermore, if any Term Benchmark Loan or RFR Loan in any Currency is outstanding on the date of the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until such time as a Benchmark Replacement for such Currency is implemented pursuant to this Section 2.13, (i) if such Term Benchmark Loan is denominated in Dollars, then on the last day of 92 7705800301760924144.6 the Interest Period applicable to such Loan, such Loan shall be converted by the Administrative Agent to, and shall constitute, an ABR Loan denominated in Dollars on such day or (ii) if such Term Benchmark Loan or RFR Loan is denominated in any Currency other than Dollars, then such Loan shall, on the last day of the Interest Period applicable to such Loan, at the Borrower’s election prior to such day be prepaid by the Borrower on such day. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 2.15. SECTION 2.14. Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve (including pursuant to regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D)), compulsory loan, insurance charge, special deposit or similar requirement against assets of, deposits with or for account of, or credit extended by, any Lender or any Issuing Bank (except any such reserve requirement reflected in the Adjusted EURIBOR Rate); (ii) subject any Lender or any Issuing Bank to any Taxes (other than (A) Indemnified Taxes, and (B) Excluded Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on the Administrative Agent, any Lender or any Issuing Bank or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lenders of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or such Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or such Issuing Bank hereunder (whether of principal, interest or otherwise), in each case by an amount deemed by such Lender or such Issuing Bank to be material, then the Borrower will pay to such Lender or such Issuing Bank, as the case may be, in Dollars, such additional amount or amounts as will compensate such Lender or Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered. (b) Capital and Liquidity Requirements. If any Lender or any Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or such Issuing Bank’s capital or on the capital of such Lender’s or such Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Swingline Loans and Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that 93 7705800301760924144.6 which such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to capital adequacy and liquidity requirements), by an amount deemed to be material by such Lender or such Issuing Bank, then, upon the request of such Lender or such Issuing Bank, the Borrower will pay to such Lender or such Issuing Bank, as the case may be, in Dollars, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s, as applicable, holding company for any such reduction suffered (provided that, such amounts shall be consistent with amounts that such Lender or Issuing Bank, as applicable, is generally charging other borrowers similarly situated). (c) Certificates from Lenders. A certificate of a Lender or an Issuing Bank setting forth in reasonable detail the basis for and the calculation of the amount or amounts, in Dollars, necessary to compensate such Lender or such Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be promptly delivered to the Borrower and shall be conclusive absent manifest error; provided, however that no Lender shall be requested to disclose confidential or price sensitive information or any other information, to the extent prohibited by applicable law. The Borrower shall pay such Lender or such Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 Business Days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or such Issuing Bank’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than six months prior to the date that such Lender or such Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such Issuing Bank’s intention to claim compensation therefor; provided, further, that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof. SECTION 2.15. Break Funding Payments. In the event of (a) the payment of any principal of any Term Benchmark Loan other than on the last day of an Interest Period therefor (including as a result of the occurrence of any Commitment Increase Date or an Event of Default), (b) the conversion of any Term Benchmark Loan other than on the last day of an Interest Period therefor, (c) the failure to borrow, convert, continue or prepay any Syndicated Loan on the date specified in any notice delivered pursuant hereto (including, in connection with any Commitment Increase Date, and regardless of whether such notice is permitted to be revocable under Section 2.10(ef) and is revoked in accordance herewith), or (d) the assignment as a result of a request by the Borrower pursuant to Section 2.18(b) of any Term Benchmark Loan other than on the last day of an Interest Period therefor, then, in any such event, the Borrower shall compensate each affected Lender for such Lender’s loss (other than loss of profit or spread), cost and reasonable expense attributable to such event. Payment under this Section 2.15 shall be made upon written request of a Lender delivered not later than ten (10) Business Days following the payment, conversion, or failure to borrow, convert, continue or 94 7705800301760924144.6 prepay that gives rise to a claim under this Section 2.15 accompanied by a certificate of such Lender setting forth in reasonable detail the basis for and the calculation of the amount or amounts that such Lender is entitled to receive pursuant to this Section 2.15, which certificate shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof. SECTION 2.16. Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Obligor hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Taxes, except as required by applicable law; provided that if any Obligor shall be required to deduct any Taxes from such payments, then (i) if such Taxes are Indemnified Taxes, the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or applicable Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Obligor shall make such deductions and (iii) such Obligor shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law. (b) Payment of Other Taxes by the Borrower. In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of Other Taxes. (c) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent, each Lender and each Issuing Bank for and, within 10 Business Days after written demand therefor, pay the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent, such Lender or such Issuing Bank, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority, except to the extent that any such Indemnified Taxes or Other Taxes arise as the result of the fraud, gross negligence or willful misconduct of the Administrative Agent, such Lender or such Issuing Bank. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or an Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or an Issuing Bank, shall be conclusive absent manifest error. (d) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 Business Days after written demand therefor, for (i) any Indemnified Taxes or Other Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(f) relating to the maintenance of a Participant Register, and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as 95 7705800301760924144.6 to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (d). (e) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (f) Tax Documentation. (i) Any Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate. In addition, any Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.16(f)(ii) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing: (A) any Lender that is a “United States person” (as defined under Section 7701(a)(30) of the Code) shall deliver to the Borrower and the Administrative Agent (and such additional copies as shall be reasonably requested by the recipient) on or prior to the date on which such Lender become a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), duly completed and executed copies of Internal Revenue Service Form W-9 or any successor form certifying that such Lender is exempt from U.S. federal backup withholding tax; and (B) each Foreign Lender shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable 96 7705800301760924144.6 request of the Borrower or the Administrative Agent), but only if such Foreign Lender is legally entitled to do so, whichever of the following is applicable: (w) duly completed and executed copies of Internal Revenue Service Form W-8BEN-E or any successor form claiming eligibility for benefits of an income tax treaty to which the United States is a party, (x) duly completed copies of Internal Revenue Service Form W-8ECI or any successor form certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (y) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (1) a certificate to the effect that such Foreign Lender is not (1) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (2) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (3) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and (2) duly completed and executed copies of Internal Revenue Service Form W-8BEN-E (or any successor form) certifying that the Foreign Lender is not a United States Person, or (z) any other form including Internal Revenue Service Form W-8IMY as applicable prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax duly completed together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower to determine the withholding or deduction required to be made. (iii) In addition, each Lender shall deliver such forms promptly upon the obsolescence, expiration or invalidity of any form previously delivered by such Lender; provided it is legally able to do so at the time. Each Lender shall promptly notify the Borrower and the Administrative Agent at any time the chief tax officer of such Lender becomes aware that it no longer satisfies the legal requirements to provide any previously delivered form or certificate to the Borrower (or any other form of certification adopted by the U.S. or other taxing authorities for such purpose). (g) Documentation Required by FATCA. If a payment made to a Lender under this Agreement would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent, such document prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their respective obligations under FATCA or to determine 97 7705800301760924144.6 the amount to deduct and withhold from such payment. Solely for purposes of this Section 2.16(g), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (h) Treatment of Certain Refunds. If the Administrative Agent, any Lender or any Issuing Bank determines, in its sole discretion exercised in good faith, that it has received a refund or credit (in lieu of such refund) of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses (including Taxes) of the Administrative Agent, any Lender or any Issuing Bank, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the Borrower, upon the request of the Administrative Agent, any Lender or any Issuing Bank, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, any Lender or any Issuing Bank in the event the Administrative Agent, any Lender or any Issuing Bank is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this clause (h), in no event will the Administrative Agent, any Lender or any Issuing Bank be required to pay any amount to Borrower pursuant to this clause (h), the payment of which would place such Person in a less favorable net after-Tax position than such Person would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This subsection shall not be construed to require the Administrative Agent, any Lender or any Issuing Bank to make available its tax returns or its books or records (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Person. (i) Each party’s obligations under this Section shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments, the expiration or cancellation of all Letters of Credit and the repayment, satisfaction or discharge of all obligations under any Loan Document. SECTION 2.17. Payments Generally; Pro Rata Treatment: Sharing of Set-offs. (a) Payments by the Borrower. The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or under Section 2.14, 2.15 or 2.16, or otherwise) or under any other Loan Document (except to the extent otherwise provided therein) prior to 2:00 p.m., New York time, on the date when due, in immediately available funds, without defenses, set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at the Administrative Agent’s Account, except as otherwise expressly provided in the relevant Loan Document and except payments to be made directly to any Issuing Bank or any Swingline Lender as expressly provided herein and payments pursuant to Sections 2.14, 2.15, 2.16 and 9.03, which shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for account of any other Person to the 98 7705800301760924144.6 appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All amounts owing under this Agreement (including commitment fees, payments required under Section 2.14, and payments required under Section 2.15 relating to any Loan denominated in Dollars, but not including principal of and interest on any Loan denominated in any Foreign Currency or payments relating to any such Loan required under Section 2.15, or any reimbursement or Cash Collateralization of any LC Exposure denominated in any Foreign Currency, which are payable in such Foreign Currency) or under any other Loan Document (except to the extent otherwise provided therein) are payable in Dollars. Notwithstanding the foregoing, if the Borrower shall fail to pay any principal of any Loan or LC Disbursement when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), the unpaid portion of such Loan or LC Disbursement shall, if such Loan or LC Disbursement is not denominated in Dollars, automatically be redenominated in Dollars on the due date thereof (or, if such due date is a day other than the last day of the Interest Period therefor, on the last day of such Interest Period) in an amount equal to the Dollar Equivalent thereof on the date of such redenomination and such principal shall be payable on demand; and if the Borrower shall fail to pay any interest on any Loan or LC Disbursement that is not denominated in Dollars, such interest shall automatically be redenominated in Dollars on the due date therefor (or, if such due date is a day other than the last day of the Interest Period therefor, on the last day of such Interest Period) in an amount equal to the Dollar Equivalent thereof on the date of such redenomination and such interest shall be payable on demand. Notwithstanding the foregoing provisions of this Section, if, after the making of any Borrowing in any Foreign Currency, currency control or exchange regulations are imposed in the country which issues such currency with the result that the type of currency in which the Borrowing was made (the “Original Currency”) no longer exists or the Borrower is not able to make payment to the Administrative Agent for the account of the Lenders in such Original Currency, then all payments to be made by the Borrower hereunder in such currency shall instead be made when due in Dollars in an amount equal to the Dollar Equivalent (as of the date of repayment) of such payment due, it being the intention of the parties hereto that the Borrower takes all risks of the imposition of any such currency control or exchange regulations. (b) Application of Insufficient Payments. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees of a Class of Commitments then due hereunder, such funds shall be applied (i) first, to pay interest and fees of such Class then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees of such Class then due to such parties, and (ii) second, to pay principal and unreimbursed LC Disbursements of such Class then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements of such Class then due to such parties. (c) Pro Rata Treatment. Except to the extent otherwise provided herein: (i) (x) other than with respect any Syndicated Borrowing requested pursuant to Section 99 7705800301760924144.6 2.21(a)(i), each Syndicated Borrowing of a Class shall be made from the Lenders of such Class of Commitments, (y) other than the payment of a commitment fee to a Non-Extending Lender on the earlier of the date its Commitments terminate and its applicable Non-Extended Commitment Termination Date, each payment of commitment fee under Section 2.11 shall be made for account of the Lenders of the applicable Class, and (z) other than with respect to any termination or reduction of Commitments or prepayment of Loans in accordance with Section 2.08(f), each termination or reduction of the amount of the Commitments of a Class under Section 2.08 shall be applied to the respective Commitments of the Lenders of such Class, in each case pro rata according to the amounts of their respective Commitments of such Class; (ii) other than with respect to any Syndicated Borrowing requested pursuant to Section 2.21(a)(i), each Syndicated Borrowing of a Class shall be allocated pro rata among the Lenders of such Class according to the amounts of their respective Commitments of such Class (in the case of the making of Syndicated Loans) or their respective Loans of such Class that are to be included in such Borrowing (in the case of conversions and continuations of Loans); (iii) other than in connection with a termination or reduction of Commitments or prepayment of Loans in accordance with Section 2.08(f), the payment of a Non-Extending Lender’s Non-Extended Loans on such Non-Extending Lender’s Non-Extended Final Maturity Date pursuant to Section 2.09(a) or a mandatory prepayment pursuant to Section 2.10(d), each payment or prepayment of principal of Syndicated Loans of a Class by the Borrower shall be made for account of the Lenders of such Class pro rata in accordance with the respective unpaid principal amounts of the Syndicated Loans of such Class held by them; and (iv) other than the payment of interest to a Non-Extending Lender on the earlier of the date its Commitments terminate and its applicable Non-Extended Final Maturity Date, each payment of interest on Syndicated Loans of a Class by the Borrower shall be made for account of the Lenders of such Class pro rata in accordance with the amounts of interest on such Loans of such Class then due and payable to the respective Lenders. Each Syndicated Borrowing requested pursuant to Section 2.21(a)(i) shall be made from each Extending Lender and Non-Extending Lender for which the Non-ExtendingNon-Extended Commitment Termination Date shall not have occurred on a pro rata basis according to the amounts of their respective Commitments. Any termination or reduction of Commitments or prepayment of Loans made in accordance with Section 2.08(f) (including any payment or prepayment of principal of Syndicated Loans in connection therewith), shall be applied to the applicable Non-Extending Lender(s) on a pro rata basis according to the amounts of their respective Commitments or Loans, as applicable, any payment of Non-Extended Loans on a Non-Extended Final Maturity Date pursuant to Section 2.09(a) shall be made for the account of each Non-Extending Lender for which the applicable Non-Extended Final Maturity Date shall have occurred pro rata in accordance with the respective unpaid principal amounts of the Non-Extended Loans held by them and any mandatory prepayment of Non-Extended Loans pursuant to Section 2.10(d) shall be made for account of each Non-Extending Lender for which the applicable Non-Extended Commitment Termination Date shall have occurred pro rata in accordance with the respective unpaid principal amounts of the Non-Extended Loans held by them. For the avoidance of doubt, no payments shall be allocated solely to Non-Extending Lenders following the occurrence and during the continuance of an Event of Default and the Borrowing Base exceeds the Covered Debt Amount at such time. (d) Sharing of Payments by Lenders. If any Lender of any Class of Commitment shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Syndicated Loans, or 100 7705800301760924144.6

participations in LC Disbursements or Swingline Loans, of such Class resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Syndicated Loans, and participations in LC Disbursements and Swingline Loans, and accrued interest thereon of such Class then due than the proportion received by any other Lender of such Class, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Syndicated Loans, and participations in LC Disbursements and Swingline Loans, of other Lenders of such Class to the extent necessary so that the benefit of all such payments shall be shared by the Lenders of such Class ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Syndicated Loans, and participations in LC Disbursements and Swingline Loans, of such Class; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. (e) Presumptions of Payment. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for account of the Lenders or the Issuing Banks hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Banks, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Banks, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or such Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent at the Federal Funds Effective Rate. (f) Certain Deductions by the Administrative Agent. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(c), 2.04(d), 2.05(e), 2.06(a) or (b) or 2.17(e), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid. SECTION 2.18. Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 2.14, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to 101 7705800301760924144.6 Section 2.16, then, at the request of the Borrower, such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.16, as the case may be, in the future and (ii) would not subject such Lender to any cost or expense not required to be reimbursed by the Borrower and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender requests compensation under Section 2.14, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for account of any Lender pursuant to Section 2.16, and, in each case, such Lender has not designated a different lending office in accordance with clause (a) above, or if any Lender becomes a Defaulting Lender or is a Non-Consenting Lender (as provided in Section 9.02(d)), then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent (and, if a Commitment is being assigned, each Issuing Bank and each Swingline Lender), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.16, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. SECTION 2.19. Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: (i) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise) or received by Administrative Agent from a Defaulting Lender pursuant to Section 9.08 shall be applied at such time or times as may be determined by Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to Administrative Agent hereunder; second, to the payment on a pro 102 7705800301760924144.6 rata basis of any amounts owing by such Defaulting Lender to any Issuing Bank or any Swingline Lender hereunder; third, to Cash Collateralize each Issuing Bank’s Fronting Exposure with respect to such Defaulting Lender in the manner described in Section 2.05(d); fourth, as Borrower may request (so long as no Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by Administrative Agent; fifth, if so determined by Administrative Agent and Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize each Issuing Bank’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in the manner described in Section 2.05(d); sixth, to the payment of any amounts owing to the Lenders, Issuing Banks or Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, any Issuing Bank or any Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Event of Default exists, to the payment of any amounts owing to Borrower as a result of any judgment of a court of competent jurisdiction obtained by Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or reimbursement obligations in respect of any LC Disbursement for which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied and waived, such payment shall be applied solely to pay the Loans of, and reimbursement obligations in respect of any LC Disbursement that is owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or reimbursement obligations in respect of any LC Disbursement that is owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in Letters of Credit and Swingline Loans are held by the Lenders pro rata in accordance with the applicable Commitments without giving effect to Section 2.19(a)(iii). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.19(a)(i) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (ii) Certain Fees. (A) No Defaulting Lender shall be entitled to receive any fee pursuant to Sections 2.11(a) and (b) for any period during which that Lender is a Defaulting Lender (and Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender); provided that such Defaulting Lender shall be entitled to receive fees pursuant to Section 2.11(b) for any period during which that Lender is a Defaulting Lender only to extent allocable to its Applicable Dollar Percentage or Applicable 103 7705800301760924144.6 Multicurrency Percentage, as the case may be, of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.19(d). (B) With respect to any Section 2.11(b) fees not required to be paid to any Defaulting Lender pursuant to clause (A) above, Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Letters of Credit or Swingline Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iii) below, (y) pay to each Issuing Bank the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuing Bank’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee. (iii) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in Letters of Credit and Swingline Loans shall be reallocated (effective no later than one (1) Business Day after the Administrative Agent has actual knowledge that such Lender has become a Defaulting Lender) among the Non-Defaulting Lenders in accordance with their respective Applicable Dollar Percentages and Applicable Multicurrency Percentages, as the case may be (in each case calculated without regard to such Defaulting Lender’s Commitment), but only to the extent that (x) the conditions set forth in Section 4.02 are satisfied at the time of such reallocation (and, unless Borrower shall have otherwise notified Administrative Agent at such time, Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Commitment. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (iv) Cash Collateral; Repayment of Swingline Loans. If the reallocation described in clause (iii) above cannot, or can only partially, be effected, the Borrower shall not later than two (2) Business Days after demand by the Administrative Agent (at the direction of any Issuing Bank and/or any Swingline Lender), without prejudice to any right or remedy available to it hereunder or under law, (x) first, prepay Swingline Loans in an amount equal to the Swingline Lender’s Swingline Exposure (which exposure shall be deemed equal to the applicable Defaulting Lender’s Applicable Percentage of the total outstanding Swingline Exposure (other than Swingline Exposure as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof)) and (y) second, Cash Collateralize each Issuing Bank’s Fronting Exposure in accordance with the procedures set forth in Section 2.19(d) or (z) make other arrangements reasonably satisfactory to the Administrative Agent, the Issuing Banks and the Swingline Lenders in their sole discretion to protect them against the risk of non-payment by such Defaulting Lender. 104 7705800301760924144.6

(v) Amendments Etc. No Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder or any other Loan Documents and the Revolving Credit Exposure and unused Commitments of such Defaulting Lender shall not be included in determining whether two-thirds (2/3rds) of the Lenders, two-thirds (2/3rds) of the Lenders of a Class, the Required Lenders or the Required Lenders of a Class have taken or may take any action hereunder or any other Loan Documents, except that the Commitments of such Lender may not be increased or extended, and, except as otherwise set forth herein, amounts payable to such Defaulting Lender hereunder may not be permanently reduced, without the consent of such Defaulting Lender (other than reductions in fees and interest in which such reduction does not disproportionately affect such Defaulting Lender). (b) Defaulting Lender Cure. If the Borrower, the Administrative Agent, the Swingline Lenders and the Issuing Banks agree in writing that a Lender is no longer a Defaulting Lender, Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that such former Defaulting Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Lenders in accordance with the applicable Commitments (without giving effect to Section 2.19(a)(iii)), and if Cash Collateral has been posted with respect to such Defaulting Lender, the Administrative Agent will promptly return or release such Cash Collateral to the Borrower, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender having been a Defaulting Lender. (c) New Swingline Loans/Letters of Credit. So long as any Lender is a Defaulting Lender, (i) no Swingline Lender shall be required to fund any Swingline Loans unless it is satisfied that the participations therein will be fully allocated among Non-Defaulting Lenders in a manner consistent with clause (a)(iii) above and the Defaulting Lender shall not participate therein and (ii) no Issuing Bank shall be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that the participations in any existing Letters of Credit as well as the new, extended, renewed or increased Letter of Credit has been or will be fully allocated among the Non-Defaulting Lenders in a manner consistent with clause (a)(iii) above and such Defaulting Lender shall not participate therein except to the extent such Defaulting Lender’s participation has been or will be fully Cash Collateralized in accordance with Section 2.19(d). (d) Cash Collateral. At any time that there shall exist a Defaulting Lender, promptly following the written request of Administrative Agent or any Issuing Bank (with a copy to Administrative Agent) Borrower shall Cash Collateralize each Issuing Bank’s Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to Section 105 7705800301760924144.6 2.19(a)(iii) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount in respect of such Fronting Exposure. (i) Grant of Security Interest. Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to (and subjects to the control of) Administrative Agent, for the benefit of Issuing Banks, and agrees to maintain, a first priority security interest (subject only to Liens of the type described in clause (g) of the definition of Permitted Liens and unrecorded Liens permitted hereunder which have priority over the Liens on the Collateral by operation of law) in all such Cash Collateral as security for the Defaulting Lenders’ obligation to fund participations in respect of Letters of Credit, to be applied pursuant to clause (ii) below. If at any time Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than Administrative Agent and Issuing Banks as herein provided (subject only to Liens of the type described in clause (g) of the definition of Permitted Liens), or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount in respect of such Fronting Exposure, Borrower will, promptly upon demand by Administrative Agent, pay or provide to Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender). All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at SMBC. Borrower shall pay on demand therefor from time to time all reasonable and customary account opening, activity and other administrative fees and charges in connection with the maintenance and disbursement of Cash Collateral. (ii) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section 2.19 in respect of Letters of Credit shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of Letters of Credit (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein. (iii) Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce Issuing Bank’s Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this Section 2.19 following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender) or (ii) the determination by Administrative Agent and Issuing Banks that there exists excess Cash Collateral; provided that, subject to the other provisions of this Section 2.19, the Person providing Cash Collateral and each Issuing Bank may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure; provided, further, that to the extent that such Cash Collateral was provided by Borrower, such Cash Collateral shall remain subject to the security interest granted pursuant to the Loan Documents. SECTION 2.20. Assignment and Reallocation of Existing Commitments and Existing Loans.[Reserved.] 106 7705800301760924144.6 (a) On the Restatement Effective Date, the Lenders, shall assign and transfer the Loans among themselves, in a manner acceptable to the Administrative Agent, so that, after giving effect to all such assignments and transfers, the Loans of each Class are held ratably by the Lenders of such Class in accordance with the respective Commitments of such Class of such Lenders (immediately after giving effect to this Agreement). Concurrently therewith, the Lenders of each Class shall be deemed to have assigned and transferred their participation interests in any outstanding Letters of Credit and Swingline Loans of such Class among themselves, in a manner acceptable to the Administrative Agent, so that such interests are held ratably in accordance with the Commitments of such Class of such Lenders (immediately after giving effect to this Agreement). (b) Each of the Lenders hereby acknowledges and agrees that (i) no Lender nor the Administrative Agent has made any representations or warranties or assumed any responsibility with respect to (A) any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness or sufficiency of this Agreement, the Existing Credit Agreement or any other Loan Document or (B) the financial condition of any Obligor or the performance by any Obligor of its obligations hereunder or under any other Loan Document; (ii) it has received such information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; and (iii) it has made and continues to make its own credit decisions in taking or not taking action under this Agreement, independently and without reliance upon the Administrative Agent or any other Lender. SECTION 2.21. Reallocation Following a Non-Extended Commitment Termination Date. (a) Reallocation of Participations and Loans. (i) Notwithstanding anything to the contrary herein, (a) in connection with the reduction or termination of any Non-Extending Lender’s Commitments in accordance with Section 2.08(f) on any date prior to the Non-Extended Commitment Termination Date for such Non-Extending Lender, the Borrower shall be permitted to request a Loan to be made ratably among the Extending Lenders and Non-Extending Lenders for which the Non-Extended Commitment Termination Date shall not have occurred who are in the same Class of Commitment as such Non-Extending Lender in accordance with the provisions of Sections 2.02, 2.03 and 2.17(c) in an amount up to the amount by which such Non-Extending Lender’s Revolving Dollar Credit Exposure or Revolving Multicurrency Credit Exposure, as applicable, would otherwise exceed such Non-Extending Lender’s Applicable Dollar Percentage or Applicable Multicurrency Percentage, as applicable, of the Dollar Credit Exposure or Multicurrency Credit Exposure, as applicable, after giving effect to such Commitment reduction or termination and (b) on any date following the Non-Extended Commitment Termination Date for any Non-Extending Lender until the Extended Commitment Termination Date, the Borrower shall be permitted to request a Loan to be made ratably among the Extending Lenders and Non-Extending Lenders for which the Non-Extended Commitment Termination Date shall not have occurred who are in the same Class of Commitment as such Non-Extending Lender in accordance with Sections 2.02, 2.03 and 2.17(c) in an amount 107 7705800301760924144.6 up to the Revolving Credit Exposure of each Non-Extending Lender for which the Non-Extended Commitment Termination Date shall have occurred, in each case of the foregoing clauses (a) and (b), so long as (x) the conditions set forth in Section 4.02 are satisfied (and, unless Borrower shall have otherwise notified the Administrative Agent at such time, Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), (y) such Borrowing does not cause (I) the aggregate Revolving Credit Exposure of any Extending Lender to exceed such Extending Lender’s Commitment, (II) the aggregate Revolving Dollar Credit Exposure of all of the Dollar Lenders with Dollar Commitments then in effect to exceed the aggregate Dollar Commitments at such time or (III) the aggregate Revolving Multicurrency Credit Exposure of all of the Multicurrency Lenders with Multicurrency Commitments then in effect to exceed the aggregate Multicurrency Commitments at such time and (z) the proceeds of any such Loan are applied solely to reduce the Revolving Credit Exposure of the applicable Non-Extending Lender or Non-Extending Lenders, as applicable. (ii) All or any part of each Non-Extending Lender’s participation in Letters of Credit and Swingline Loans shall be reallocated on (A) any date on which the Commitment of such Non-Extending Lender is reduced or terminated pursuant to Section 2.08(f) and (B) on the Non-Extended Commitment Termination Date for such Non-Extending Lender, in each case, among the Extending Lenders and Non-Extending Lenders for which the Non-Extended Commitment Termination Date shall not have occurred in accordance with their respective Applicable Dollar Percentages and Applicable Multicurrency Percentages after giving effect to the reduction of the aggregate Commitments, but only to the extent that (x) the conditions set forth in Section 4.02 are satisfied at the time of such reallocation (and, unless Borrower shall have otherwise notified Administrative Agent at such time, Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause (I) the aggregate Revolving Credit Exposure of any Extending Lender or Non-Extending Lender for which the Non-Extended Commitment Termination Date shall not have occurred to exceed such Lender’s Commitment, (II) the total Revolving Dollar Credit Exposures of Dollar Lenders with Dollar Commitments then in effect to exceed the aggregate Dollar Commitments at such time, or (III) the total Revolving Multicurrency Credit Exposures of Multicurrency Lenders with Multicurrency Commitments then in effect to exceed the aggregate Multicurrency Commitments at such time. (b) Cash Collateral; Repayment of Swingline Loans. If the prepayment of any Loan related to the reduction or termination of a Non-Extending Lender’s Commitment prior to the Non-Extended Commitment Termination Date described in clause (a)(i) above or any reallocation described in clause (a)(ii) above cannot, or can only partially, be effected (or if the Borrower does not request a Loan pursuant to clause (a)(i) above or requests a Loan in an amount less than the maximum amount permitted to be requested pursuant to clause (a)(i) above), the Borrower shall, not later than (i) with respect to any reduction or termination of a Non-Extending Lender’s Commitment pursuant to Section 2.08(f), the date of such Commitment reduction or termination or, (ii) with respect to any reallocation of participations in Letters of Credit and Swingline Loans on the Non-Extended Commitment Termination Date for any Non-Extending Lender, on the Non-Extended Commitment Termination Date applicable to such 108 7705800301760924144.6

Non-Extending Lender, as the case may be, without prejudice to any right or remedy available to it hereunder or under law, (x) prepay Swingline Loans in an amount equal to the amount by which the participation obligations of the Non-Extending Lenders for which the Non-Extended Commitment Termination Date shall have occurred which have not been reallocated to the Extending Lenders and Non-Extending Lenders for which the Non-Extended Commitment Termination Date shall not have occurred pursuant to clause (a)(ii) above, (y) provide Cash Collateral in an amount equal to the amount by which the participation obligations of such Non-Extending Lenders in Letters of Credit have not been reallocated pursuant to clause (a)(ii) above and/or (z) prepay any other Loans of a Non-Extending Lender whose Commitments have been reduced or terminated pursuant to Section 2.08(f) in an amount equal to the amount by which the Revolving Credit Exposure of such Non-Extending Lender after giving effect to any prepayment described in clause (a)(i)(z) above exceeds such Non-Extending Lender’s Applicable Dollar Percentage or Applicable Multicurrency Percentage, as applicable, of the Dollar Credit Exposure or Multicurrency Credit Exposure, as applicable, after giving effect to any reduction or termination in such Non-Extending Lender’s Commitment, as applicable. 109 7705800301760924144.6 SECTION 2.22. Illegality. If any Change in Law shall make it unlawful or impossible for any Lender to perform any of its obligations hereunder, to make, maintain or fund any RFR Loan or Term Benchmark Loan or to determine or charge interest rates based upon any applicable Daily Simple RFR or Relevant Rate and such Lender shall so notify the Administrative Agent, the Administrative Agent shall give written notice thereof (or telephonic notice, promptly confirmed in writing) to the Borrower and the other Lenders as promptly as practicable thereafter, whereupon until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such notice no longer exist, (i) the Alternate Base Rate shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause (iii) thereof, (ii) any Interest Election Request that requests the conversion of any Borrowing to, or the continuation of any Borrowing as, a Term Benchmark Borrowing denominated in the affected Currency shall be ineffective and, if the affected Currency is Dollars, such Borrowing (unless prepaid) shall be continued as, or converted to, an ABR Borrowing either (A) at the end of the applicable Interest Period if such Lender may lawfully continue to maintain such Loan to such date or (B) immediately if such Lender shall determine that it may not lawfully continue to maintain such Term Benchmark Loan to such date, (iii) if the affected Currency is Dollars and any Borrowing Request requests a Term Benchmark Borrowing denominated in Dollars, such Borrowing shall be made as an ABR Borrowing, (iv) if the affected Currency is a Foreign Currency other than Canadian Dollars, (A) any Borrowing Request that requests a Term Benchmark Borrowing or RFR Borrowing denominated in the affected Currency shall be made as a Term Benchmark Borrowing with a Relevant Rate equal to the Central Bank Rate for the applicable Agreed Foreign Currency; provided, that if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Agreed Foreign Currency cannot be determined, such Borrowing Request shall be ineffective, and (B) any outstanding Term Benchmark Borrowing or RFR Borrowing in the affected Currency, at the Borrower’s election shall either (1) be converted to a Term Benchmark Borrowing with a Relevant Rate equal to the Central Bank Rate for the applicable Agreed Foreign Currency; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Agreed Foreign Currency cannot be determined, such Borrowing shall be converted into an ABR Borrowing denominated in Dollars (in an amount equal to the Dollar Equivalent of such affected Currency) immediately in the case of an RFR Borrowing or, in the case of a Term Benchmark Borrowing, either (x) at the end of the applicable Interest Period if such Lender may lawfully continue to maintain such Loan to such date or (y) immediately if such Lender shall determine that it may not lawfully continue to maintain such Term Benchmark Loan to such date, (2) be converted into an ABR Borrowing denominated in Dollars (in an amount equal to the Dollar Equivalent of such affected Currency) immediately in the case of an RFR Borrowing or, in the case of a Term Benchmark Borrowing, either (x) at the end of the applicable Interest Period if such Lender may lawfully continue to maintain such Loan to such date or (y) immediately if such Lender shall determine that it may not lawfully continue to maintain such Term Benchmark Loan to such date, or (3) be prepaid in full immediately in the case of an RFR Borrowing or, in the case of a Term Benchmark Borrowing, either (x) at the end of the applicable Interest Period if such Lender may lawfully continue to maintain such Loan to such date or (y) immediately if such Lender shall determine that it may not lawfully continue to maintain such Term Benchmark Loan to such date, and (v) if the affected Currency is Canadian Dollars, (A) any Borrowing Request that 110 7705800301760924144.6 requests a Term Benchmark Borrowing denominated in Canadian Dollars shall be made as a Term Benchmark Borrowing with a Relevant Rate equal to the Canadian Prime Rate; provided, that if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Canadian Prime Rate cannot be determined, such Borrowing Request shall be ineffective, and (B) any outstanding Term Benchmark Borrowing in Canadian Dollars, at the Borrower’s election, shall either (1) be converted to a Term Benchmark Borrowing denominated in Canadian Dollars with a Relevant Rate equal to the Canadian Prime Rate at the end of applicable Interest Period; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Canadian Prime Rate cannot be determined, such Borrowing shall be converted into an ABR Borrowing denominated in Dollars (in an amount equal to the Dollar Equivalent of such affected Currency) either (x) at the end of the applicable Interest Period if such Lender may lawfully continue to maintain such Loan to such date or (y) immediately if such Lender shall determine that it may not lawfully continue to maintain such Term Benchmark Loan to such date, (2) be converted into an ABR Borrowing denominated in Dollars (in an amount equal to the Dollar Equivalent of such affected Currency) either (x) at the end of the applicable Interest Period if such Lender may lawfully continue to maintain such Loan to such date or (y) immediately if such Lender shall determine that it may not lawfully continue to maintain such Term Benchmark Loan to such date, or (3) be prepaid in full at the end of the applicable Interest Period; provided that if no election is made by the Borrower by the date that is three Business Days after receipt by the Borrower of such notice or, in the case of a Term Benchmark Borrowing, the last day of the current Interest Period for the applicable Term Benchmark Loan, if earlier, the Borrower shall be deemed to have elected clause (iv)(B)(1) or (v)(B)(1) above, as applicable. Notwithstanding the foregoing, the affected Lender shall, prior to giving such notice to the Administrative Agent, use reasonable efforts to designate a different lending office if such designation would avoid the need for giving such notice and if such designation would not otherwise be disadvantageous to such Lender in the good faith exercise of its discretion. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 2.15. ARTICLE III REPRESENTATIONS AND WARRANTIES The Borrower represents and warrants to the Lenders that: SECTION 3.01. Organization; Powers. Each of the Borrower and its Subsidiaries is (a) duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, (c) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required of the Borrower or such Subsidiary, as applicable., except where the failure to comply with clause (a) (solely with respect to any Subsidiary that is not a Subsidiary Guarantor), clause (b) (solely with respect to any Subsidiary that is not a Subsidiary Guarantor) and clause (c), individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. 111 7705800301760924144.6 SECTION 3.02. Authorization; Enforceability. The Transactions are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Agreement has been duly executed and delivered by the Borrower and constitutes, and each of the other Loan Documents when executed and delivered by each Obligor party thereto will constitute, a legal, valid and binding obligation of such Obligor, enforceable in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). SECTION 3.03. Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any applicable Governmental Authority, except for (i) such as have been or will be obtained or made and are in full force and effect, (ii) filings and recordings in respect of the Liens created pursuant to this Agreement or the Security Documents, and (iii) of which the failure to obtain would not reasonably be expected to have a Material Adverse Effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any other Obligor or any order of any Governmental Authority applicable to the Borrower or any other Obligor, or their respective property, (c) will not violate or result in a default in any material respect under any indenture, agreement or other instrument binding upon the Borrower or any other Obligor, as applicable, or assets, or give rise to a right thereunder to require any payment to be made by any such Person, and (d) except for the Liens created pursuant to this Agreement or the Security Documents, will not result in the creation or imposition of any Lien (other than Liens permitted by Section 6.02) on any asset of the Borrower or any other Obligors, except in the cases of the foregoing clauses (b) and (c), as would not reasonably be expected to have a Material Adverse Effect. SECTION 3.04. Financial Condition; No Material Adverse Change. (a) Financial Statements. The consolidated financial statements of the Borrower delivered pursuant to Sections 4.01(f), 5.01(a), and 5.01(b) present fairly, in all material respects, the consolidated financial position and results of operations and cash flows of the Borrower and its Subsidiaries as of such date and for such period in accordance with GAAP. (b) No Material Adverse Change. Since the date of the most recent Applicable Financial Statements, there has not been any event, development or circumstance (herein, a “Material Adverse Change”) that has had or could reasonably be expected to have a material adverse effect on (i) the business, Portfolio Investments and other assets, liabilities or financial condition of the Borrower and its Subsidiaries (other than any Financing Subsidiary, immaterialImmaterial Subsidiary or Foreign Subsidiary) taken as a whole (excluding in any case a decline in the net asset value of the Borrower or a change in general market conditions or values of the Borrower’s Portfolio Investments), or (ii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Administrative Agent, the Collateral Agent and the Lenders thereunder. 112 7705800301760924144.6

SECTION 3.05. Litigation. There are no actions, suits, investigations or proceedings by or before any arbitrator or Governmental Authority now pending against or, to the knowledge of any Financial Officer of the Borrower, threatened in writing against or affecting the Borrower or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve this Agreement or the Transactions (other than any action brought by the Borrower against a Defaulting Lender). SECTION 3.06. Compliance with Laws and Agreements. Each of the Borrower and its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries is subject to any contract or other arrangement, the performance of which by the Borrower or its Subsidiaries could reasonably be expected to result in a Material Adverse Effect. SECTION 3.07. Taxes. Each of the Borrower and its Subsidiaries has timely filed or caused to be filed all material Tax returns and reports required to have been filed and has paid or caused to be paid all material Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Person has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. SECTION 3.08. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. SECTION 3.09. Disclosure. As of the Effective Date, the Borrower has disclosed in its public filings or to the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, that if terminated prior to its term, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the written reports, financial statements, certificates or other written information (other than projections (including projected financial information), other forward looking information and information of a general economic or industry specific nature or information relating to third parties that, for the avoidance of doubt, are not Affiliates) furnished by or on behalf of the Borrower to the Administrative Agent in connection with the negotiation of this Agreement and the other Loan Documents or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) when taken together with the Borrower’s public filings and as a whole (and after giving effect to all updates, modifications and supplements) contains any material misstatement of fact or omits to state any material fact (known to any Obligor in the case of materials not furnished by it) necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading at the time made; provided that, with respect to projections (including projected financial information) and other forward looking information relating to 113 7705800301760924144.6 third parties and information of a general economic or industry specific nature, the Borrower represents only that such information was prepared in good faith based upon assumptions believed in good faith to be reasonable at the time of the preparation thereof (it being understood that projections are subject to significant and inherent uncertainties and contingencies which may be outside of the Borrower’s control and that no assurance can be given that projections will be realized, and are therefore not to be viewed as fact, and that actual results for the periods covered by projections may differ from the projected results set forth in such projections and that such differences may be material). SECTION 3.10. Investment Company Act; Margin Regulations. (a) Status as Business Development Company. The Borrower has elected to be regulated as a “business development company” within the meaning of the Investment Company Act and qualifies as a RIC. (b) Compliance with Investment Company Act. The business and other activities of the Borrower and its Subsidiaries, including the making of the Loans hereunder, the application of the proceeds and repayment thereof by the Borrower and the consummation of the Transactions contemplated by the Loan Documents do not result in a violation or breach in any material respect of the provisions of the Investment Company Act or any rules, regulations or orders issued by the Securities and Exchange Commission thereunder, in each case that are applicable to the Borrower and its Subsidiaries. (c) Investment Policies. The Borrower is in compliance in all respects with the Investment Policies (after giving effect to any Permitted Policy Amendments), except to the extent that the failure to so comply could not reasonably be expected to have a Material Adverse Effect. (d) Use of Credit. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of any extension of credit hereunder will be used to buy or carry any Margin Stock. SECTION 3.11. Material Agreements and Liens. (a) Material Agreements. Part A of Schedule 3.11 is a complete and correct list, as of the RestatementFirst Amendment Effective Date, of each credit agreement, loan agreement, indenture, purchase agreement, guarantee, letter of credit or other arrangement providing for or otherwise relating to any Indebtedness or any extension of credit (or commitment for any extension of credit) to, or guarantee by, the Borrower or any of its Subsidiaries outstanding as of the RestatementFirst Amendment Effective Date and not otherwise publicly disclosed in an aggregate principal amount in excess of $2,500,000 (in each case, other than (x) Indebtedness hereunder or under any other Loan Document and (y) any such agreement or arrangement that is between or among an Obligor and any other Obligors), and the aggregate principal or face amount outstanding or that is, or may become, outstanding under 114 7705800301760924144.6 each such arrangement, in each case, as of the RestatementFirst Amendment Effective Date, is correctly described in Part A of Schedule 3.11. (b) Liens. Part B of Schedule 3.11 is a complete and correct list, as of the RestatementFirst Amendment Effective Date, of each Lien securing Indebtedness of any Person outstanding on the RestatementFirst Amendment Effective Date (other than Indebtedness hereunder or under any other Loan Document) covering any property of the Borrower or any of the Subsidiary Guarantors, and the aggregate principal amount of such Indebtedness secured (or that may be secured) by each such Lien and the property covered by each such Lien as of the RestatementFirst Amendment Effective Date is correctly described in Part B of Schedule 3.11. SECTION 3.12. Subsidiaries and Investments. (a) Subsidiaries. Set forth on Schedule 3.12(a) is a list of the Borrower’s Subsidiaries as of the RestatementFirst Amendment Effective Date. (b) Investments. Set forth on Schedule 3.12(b) is a complete and correct list, as of the RestatementFirst Amendment Effective Date, of all Investments (other than Investments of the types referred to in clauses (b), (c) and (d) of Section 6.04) held by the Borrower or any of the Subsidiary Guarantors in any Person on the RestatementFirst Amendment Effective Date and, for each such Investment, (x) the identity of the Person or Persons holding such Investment and (y) the nature of such Investment. Except as disclosed in Schedule 3.12 hereto as of the First Amendment Effective Date, each of the Borrower and any of the Subsidiary Guarantors ownedowns, free and clear of all Liens (other than Liens created pursuant to this Agreement or the Security Documents and Permitted Liens), all such Investments as of such datethe First Amendment Effective Date. SECTION 3.13. Properties. (a) Title Generally. Each of the Borrower and each of the Subsidiary Guarantors has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes, except where failure to have title or leasehold interests would not reasonably be expected to have a Material Adverse Effect. (b) Intellectual Property. Each of the Borrower and its Subsidiaries (other than any Financing Subsidiary) owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and its Subsidiaries (other than any Financing Subsidiary) does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. SECTION 3.14. [Reserved]. SECTION 3.15. Sanctions. 115 7705800301760924144.6 (a) None of the Borrower or any of its Subsidiaries nor, to the knowledge of the Borrower, any of their respective directors, officers or authorized signors, is a Sanctioned Person. (b) The Borrower has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and investment advisors with Anti-Corruption Laws and applicable Sanctions in all material respects. The Borrower, its Subsidiaries and to the knowledge of the Borrower, their respective employees, officers, directors and agents (acting on their behalf), are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. (c) The representations in this Section 3.15 are not being sought by any Lender that is subject to Council Regulation (EC) No 2271/96 and/or Section 7 of the German Foreign Trade and Payments Ordinance (Außenwirtschaftsverordnung) (in connection with Section 4 Paragraph 1 No. 3 of the German Foreign Trade and Payments Act (Außenwirtschaftsgesetz)) or other similar blocking or anti-boycott laws (collectively, the “Blocking Regulations”) if and to the extent that such representations and warranties would give rise to a violation by such party of the Blocking Regulations. SECTION 3.16. USA Patriot Act. Each of the Borrower and its Subsidiaries is in compliance with (a) the PATRIOT Act and (b) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) Title III of the Uniting And Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism of 2001, as amended (“USA Patriot Act”). No part of the proceeds of the Loans will be used, directly or indirectly, (A) for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in a manner that would result in a violation of the United States Foreign Corrupt Practices Act of 1977, as amended, or in material violation of US or UK regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions (collectively, the “Anti-Corruption Laws”) or (ii) any Person for the purpose of financing the activities of any Person, at the time of such financing (A) subject to, or the subject of, any Sanctions, (B) located, organized or resident in a Sanctioned Country, in each case as would result in a violation of Sanctions or (C) in any other manner that would result in violation of Sanctions applicable to any party hereto. The representations in this Section 3.16 are not being sought by any Lender that is subject to the Blocking Regulations if and to the extent that such representations and warranties would give rise to a violation by such party of the Blocking Regulations. SECTION 3.17. Collateral Documents. The provisions of the Security Documents are effective to create in favor of the Collateral Agent a legal, valid and enforceable first priority Lien (subject to Liens permitted by Section 6.02) on all right, title and interest of the Borrower and each Subsidiary Guarantor in the Collateral described therein. Except for filings completed (or to the extent perfection is only possible through possession or control, delivery of all Collateral to the Collateral Agent) on or prior to the Restatement Effective Date and as 116 7705800301760924144.6

contemplated hereby and by the Security Documents, no further filing (or delivery) will be necessary to perfect such Liens to the extent such Liens may be perfected by filing (or possession or control, as applicable). SECTION 3.18. Affected Financial Institutions. Neither the Borrower nor any Subsidiary is an Affected Financial Institution. SECTION 3.19. Outbound Investment Rules. The Borrower and its Subsidiaries (i) are not engaged, and have no intention to engage, in any activity in violation of the Outbound Investment Rules, and (ii) are not engaged in any activity that would cause the Administrative Agent, Collateral Agent or any Lender (x) to be in violation of the Outbound Investment Rules or (y) to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. ARTICLE IV CONDITIONS SECTION 4.01. Restatement Effective Date. The effectiveness of this Agreement and of the obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit hereunder shall not become effective until completion of each of the following conditions precedent (unless a condition shall have been waived in accordance with Section 9.02): (a) Documents. Administrative Agent shall have received each of the following documents, each of which shall be reasonably satisfactory to the Administrative Agent (and to the extent specified below to each Lender) in form and substance: (i) Executed Counterparts. From each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic (e.g., pdf) transmission of a signed signature page to this Agreement) that such party has signed a counterpart of this Agreement and the other Loan Documents. (ii) Opinion of Counsel to the Obligors. A customary favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Restatement Effective Date) of Dechert LLP, New York counsel for the Borrower and the Subsidiary Guarantors, in form and substance reasonably acceptable to the Administrative Agent (and the Borrower hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent). (iii) Corporate Documents. Such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower and the Subsidiary Guarantors, the authorization of the Transactions and any other legal matters relating to the Borrower and the Subsidiary Guarantors, this Agreement or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel. 117 7705800301760924144.6 (iv) Officer’s Certificate. A certificate, dated the Restatement Effective Date and signed by the President, the Chief Executive Officer, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in the lettered clauses of the first sentence of Section 4.02. (v) Investment Policies. A copy of the Investment Policies in effect as of the date of this Agreement. (vi) Guarantee and Security Agreement. The Guarantee and Security Agreement duly executed and delivered by each of the parties thereto. (vii) Borrowing Base Certificate. A Borrowing Base Certificate dated as of the Restatement Effective Date. (b) Fees and Expenses. Confirmation of receipt by the Administrative Agent of the fees payable to the Administrative Agent and the Lenders in connection with the Loan Documents (including the fees set forth in the Fee Letter) on the Restatement Effective Date. The Borrower shall have paid all reasonable and documented expenses (including the legal fees of Mayer Brown LLP) of the Administrative Agent and the Lenders for which invoices have been presented. (c) Lien Searches. The Collateral Agent shall have received the results of a recent lien search in each relevant jurisdiction with respect to each Obligor, and such search shall reveal no Liens on any of the assets of any Obligor except for Liens listed on Part B of Schedule 3.11. (d) Restatement Effective Date Adjustments. Evidence that the Borrower has, as of the Restatement Effective Date, paid in full of all accrued and unpaid interest, facility fees and LC participation fees owing to each Existing Lender under the Existing Credit Agreement, which may be paid from the initial Borrowing hereunder, and the Borrowings and other adjustments to the Loans described in Section 2.20 shall have occurred. (e) Know Your Customer Documentation. The Administrative Agent and the Lenders shall have received, sufficiently in advance of the Effective Date (i) all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and (ii) to the extent that the Borrower qualifies as a “legal entity customer” under the requirements of the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to the Borrower. (f) Financial Statements. The Administrative Agent and the Lenders shall have received the (i) the audited consolidated statement of assets and liabilities, statement of operations, statement of changes in net assets, statements of cash flows and schedule of investments of the Borrower and its consolidated Subsidiaries as of and for the fiscal year ended December 31, 2023 and (ii) the unaudited consolidated statement of assets and liabilities, statement of operations, statement of changes in net assets, statements of cash flows and schedule of investments of the Borrower and its consolidated Subsidiaries as of and for the fiscal 118 7705800301760924144.6 quarter ended June 30, 2024. The Lenders hereby acknowledge receipt of the financial statements referred to in this Section 4.01(f). (g) Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or any Lender may reasonably request in form and substance reasonably satisfactory to the Administrative Agent. (h) Replacement of Administrative Agent. The Agent Replacement Effective Date (as defined in the Agency Transfer Agreement) has occurred. SECTION 4.02. Each Credit Event. The obligation of each Lender to make any Loan, and of each Issuing Bank to issue, amend, renew or extend any Letter of Credit, is additionally subject to the satisfaction of the following conditions: (a) (i) in the case of a Loan made to pay the purchase price and related feesand expenses in respect of a Specified Purchase, the Specified Representations (immediately after giving effect to such merger, consolidation or acquisition) and the Specified Purchase Agreement Representations (immediately prior to giving effect to such merger, consolidation acquisition) shall be true and correct in all material respects on and as of the date of such Loan, or (ii) in the case of any other Loan or issuance, amendment, renewal or extension of any Letter of Credit, the representations and warranties of the Borrower set forth in this Agreement and in the other Loan Documents shall be true and correct in all material respects (or, in the case of any portion of any representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the date of such Loan or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, or, as to any such representation or warranty that refers to a specific date, as of such specific date; (b) (i) in the case of a Loan made to pay the purchase price and related fees and expenses in respect of a Specified Purchase, at the time of and immediately after giving effect to such Loan, no Event of Default under clause (a), (b), (i), (j) or (k) of Article VII shall have occurred and be continuing, or (ii) in the case of any Loan or issuance, amendment, renewal or extension of any Letter of Credit (other than a Loan made to pay the purchase price and related fees and expenses in respect of a Specified Purchase), at the time of and immediately after giving effect to such Loan or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing; and (c) either (i) the Covered Debt Amount (after giving effect to such extension of credit) shall not exceed the Borrowing Base reflected on the Borrowing Base Certificate most recently delivered to the Administrative Agent or (ii) the Borrower shall have delivered an updated Borrowing Base Certificate demonstrating that the Covered Debt Amount (after giving effect to such extension of credit) shall not exceed the Borrowing Base after giving effect to such extension of credit as well as any concurrent acquisitions of Portfolio Investments or payment of outstanding Loans or Other Covered Indebtedness. Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in the preceding sentence. 119 7705800301760924144.6 ARTICLE V AFFIRMATIVE COVENANTS Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired, been terminated, Cash Collateralized or backstopped and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that: SECTION 5.01. Financial Statements and Other Information. The Borrower will furnish to the Administrative Agent and each Lender: (a) within 90 days after the end of each fiscal year of the Borrower (or such longer period permitted pursuant to any orders, declarations, laws, regulations or letters issued by the SEC or any other government or regulatory authority, not to exceed one hundred twenty (120) days after the end of each fiscal year of the Borrower), the audited consolidated balance sheet and statement of operations, changes in net assets and cash flows and schedule of investments of the Borrower and its Subsidiaries as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Deloitte LLP or other independent public accountants of recognized national standing to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied; provided that the requirements set forth in this clause (a) may be fulfilled by providing to the Administrative Agent and the Lenders the report of the Borrower to the SEC on Form 10-K for the applicable fiscal year (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (or such longer period permitted pursuant to any orders, declarations, laws, regulations or letters issued by the SEC or any other government or regulatory authority, not to exceed seventy-five (75) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Borrower), the consolidated balance sheet and statement of operations, changes in net assets and cash flows and schedule of investments of the Borrower and its Subsidiaries as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for (or, in the case of the statements of assets and liabilities, operations, changes in net assets and cash flows and schedule of investments, as of the end of) the corresponding period or periods of the previous fiscal year, all certified by a Financial Officer of the Borrower as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; provided that the requirements set forth in this clause (b) may be fulfilled by providing to the Lenders the report of the Borrower to the SEC on Form 10-Q for the applicable quarterly period; (c) concurrently with any delivery of financial statements under clause (a) or (b) of this Section 5.01, a certificate of a Financial Officer of the Borrower (i) certifying that 120 7705800301760924144.6 such statements are consistent with the financial statements filed by the Borrower with the Securities and Exchange Commission, (ii) certifying as to whether the Borrower has knowledge that a Default has occurred during the applicable period and, if a Default has occurred (or has occurred and is continuing from a prior period), specifying the details thereof and any action taken or proposed to be taken with respect thereto, (iii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.01(i), 6.01(j), 6.01(m), 6.01(n), 6.01(o), 6.02(e), 6.03(g), 6.04(f), and 6.07 and(a), (iv) setting forth a schedule reflecting the ownership and allocation of Investments reported to be held by the Borrower and its Subsidiaries in the most recently-delivered consolidated statements delivered pursuant to Sections 5.01(a) or (b) and (v) stating whether any change in GAAP as applied by (or in the application of GAAP by) the Borrower has occurred since the Restatement Effective Date (but only if the Borrower has not previously reported such change to the Administrative Agent and if such change has had a material effect on the financial statements) and, if any such change has occurred, specifying the effect (unless such effect has been previously reported) as determined by the Borrower of such change on the financial statements accompanying such certificate; provided that the requirements set forth in this clause (c)(iii) may be fulfilled by providing to the Administrative Agent the report of the Borrower to the SEC on Form 10-Q for the applicable quarterly period; (d) as soon as available and in any event not later than twenty (20) days after the end of each monthly accounting period (ending on the last day of each calendar month) of the Borrower and its Subsidiaries, (i) a Borrowing Base Certificate as at the last day of such accounting period and, (ii) if during such monthly accounting period the Borrower has declared or made any Restricted Payment pursuant to Section 6.05(c), a certificate of a Financial Officer of the Borrower describing each such Restricted Payment and certifying that the conditions set forth in Section 6.05(c) were satisfied on the date of each such Restricted Payment; and (iii) if during such monthly accounting period the Borrower has designated any existing Subsidiary as a SPE Subsidiary, a certificate of a Financial Officer of the Borrower listing such newly-designated Subsidiary and certifying that such Subsidiary satisfies the conditions set forth in the definition of “SPE Subsidiary”; (e) promptly but no later than five Business Days after the Borrower shall at any time have knowledge that there is a Borrowing Base Deficiency, a Borrowing Base Certificate as at the date the Borrower has knowledge of such Borrowing Base Deficiency indicating the amount of the Borrowing Base Deficiency as at the date the Borrower obtained knowledge of such deficiency and the amount of the Borrowing Base Deficiency as of the date not earlier than one Business Day prior to the date the Borrowing Base Certificate is delivered pursuant to this paragraph; (f) promptly upon receipt thereof copies of all significant reports submitted by the Borrower’s independent public accountants in connection with each annual, interim or special audit or review of any type of the financial statements or related internal control systems of the Borrower or any of its Subsidiaries delivered by such accountants to the management or board of directors of the Borrower; (g) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any of the Subsidiary Guarantors with the Securities and Exchange Commission, or any Governmental 121 7705800301760924144.6 Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, as the case may be; and (h) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any of its Subsidiaries, or compliance with the terms of this Agreement and the other Loan Documents, as the Administrative Agent or any Lender may reasonably request, including such documents and information requested by the Administrative Agent or any Lender that are reasonably required in order to comply with “know-your-customer” and other anti-terrorism, anti-money laundering and similar rules and regulations and related policies and procedures.; and (i) within 45 days after the end of each fiscal quarter of the Borrower, all external valuation reports relating to the Portfolio Investments delivered to the Borrower by the Approved Third-Party Appraiser in connection with the quarterly appraisals of Unquoted Investments (provided that any recipient of such reports executes and delivers any non-reliance letter, release, confidentiality agreement or similar agreements required by such Approved Third-Party Appraiser). (i) The Borrower and each Lender acknowledge that certain of the Lenders may be Public Lenders and, if documents or notices required to be delivered pursuant to this Section 5.01 or otherwise are being distributed through IntraLinks/IntraAgency, SyndTrak, DebtDomain or another relevant website or other information platform (the “Platform”), any document or notice that Borrower has indicated contains Non-Public Information shall not be posted by Administrative Agent on that portion of the Platform designated for such Public Lenders. Borrower agrees to clearly designate all information provided to Administrative Agent by or on behalf of Borrower or any of its Subsidiaries which is suitable to make available to Public Lenders. If Borrower has not indicated whether a document or notice delivered pursuant to this Section 5.01 contains Non-Public Information, the Administrative Agent reserves the right to post such document or notice solely on that portion of the Platform designated for Lenders who wish to receive material Non-Public Information with respect to Borrower, its Subsidiaries and their Securities (as such term is defined in Section 5.13 of this Agreement). (j) Notwithstanding anything to the contrary herein, the requirements to deliver documents set forth in Sections 5.01(a), (b) and (g) will be fulfilled by filing by the Borrower of the applicable documents for public availability on the SEC’s Electronic Data Gathering and Retrieval system; provided, that the Borrower shall notify the Administrative Agent (by telecopier or electronic mail) of the posting of any such documents. SECTION 5.02. Notices of Material Events. The Borrower will furnish to the Administrative Agent (for distribution to each Lender) prompt written notice upon any Responsible Officer obtaining actual knowledge of the following: (a) the occurrence of any Default (unless the Borrower first became aware of such Default from a notice delivered by the Administrative Agent); provided that if such Default is subsequently cured within the time periods set forth herein, the failure to provide notice of such Default shall not itself result in an Event of Default hereunder; 122 7705800301760924144.6 (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower, any of its Subsidiaries that has a reasonable likelihood of being adversely determined or the External Manager that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding $20,000,000; and (d) any other development (excluding matters of a general economic, financial or political nature to the extent that they would not reasonably be expected to have a disproportionate effect on the Borrower or any of its Subsidiaries (other than Financing Subsidiaries)) that results in, or could reasonably be expected to result in, a Material Adverse Effect. Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. SECTION 5.03. Existence: Conduct of Business. The Borrower will, and will cause each of its Subsidiaries (other than Immaterial Subsidiaries) to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03. SECTION 5.04. Payment of Obligations. The Borrower will, and will cause each of its Subsidiaries to, pay its obligations, including income tax and other material tax liabilities and material contractual obligations, that, if not paid, could reasonably be expected to result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect. SECTION 5.05. Maintenance of Properties; Insurance. The Borrower will, and will cause each of its Subsidiaries (other than Immaterial Subsidiaries) to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted unless the failure to so keep and maintain could not reasonably be expected to result in a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution not prohibited under Section 6.03, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations. 123 7705800301760924144.6 SECTION 5.06. Books and Records; Inspection and Audit Rights. The Borrower will, and will cause each of its Subsidiaries to, keep books of record and account in accordance with GAAP in all material respects. The Borrower will, and will cause each other Obligor to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice to the Borrower, to visit and inspect its properties during normal business hours, to examine and make extracts from its books and records (but only to the extent the applicable Obligor is not prohibited from disclosing such information or providing access to such information pursuant to applicable law or an agreement such Obligor entered into with a third party (other than an Affiliate) in the ordinary course of its business), and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested, in each case, solely related to the Obligors and to the extent such inspection or requests for such information are reasonable and such information can be provided or discussed without violation of law, rule, regulation or any contract such Obligor entered into with a third party that is not an Affiliate; provided that, (i) the Borrower or such other Obligor shall be entitled to have its representatives and advisors present during any inspection of its books and records and during any discussion with its independent accountants and independent auditors and (ii) unless an Event of Default shall have occurred and be continuing, the Borrower’s obligation to reimburse any costs and expenses incurred by the Administrative Agent and the Lenders in connection with any such inspections shall be limited to one inspection per calendar year. SECTION 5.07. Compliance with Laws. The Borrower will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations, including the Investment Company Act, and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Without limiting the generality of the foregoing, the Borrower will, and will cause its Subsidiaries to, conduct its business and other activities in compliance in all material respects with the provisions of the Investment Company Act and any applicable rules, regulations or orders issued by the Securities and Exchange Commission thereunder. The Borrower shall maintain in effect policies and procedures reasonably designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and investment advisors with Anti-Corruption laws and applicable Sanctions in all material respects. The covenants in this Section 5.07 are not being sought by any Lender that is subject to the Blocking Regulations if and to the extent that such covenants would give rise to a violation by such party of the Blocking Regulations. SECTION 5.08. Certain Obligations Respecting Subsidiaries; Further Assurances. (a) Subsidiary Guarantors. In the event that (i) the Borrower or any Subsidiary Guarantor shall form or acquire any new Subsidiary (other than a Financing Subsidiary, a Foreign Subsidiary, an Immaterial Subsidiary or a Subsidiary of a Foreign Subsidiary) or (ii) Financing Subsidiary, Foreign Subsidiary, Immaterial Subsidiary, or Subsidiary of a Foreign Subsidiary shall no longer constitute a “Financing Subsidiary”, “Immaterial Subsidiary”, “Foreign Subsidiary” or “Subsidiary of a Foreign Subsidiary”, as applicable, pursuant to the definition thereof (in which case such Person shall be deemed to be a “new” Subsidiary for purposes of this Section 5.08 as of such date), the Borrower will within 124 7705800301760924144.6 forty-five (45) days thereof (or such longer period as shall be reasonably agreed by the Administrative Agent) cause such new Subsidiary to become a “Subsidiary Guarantor” (and, thereby, an “Obligor”) under the Guarantee and Security Agreement pursuant to a Guarantee Assumption Agreement and to deliver such proof of corporate or other action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by the Borrower pursuant to Section 4.01 upon the Restatement Effective Date or as the Administrative Agent shall have reasonably requested. For the avoidance of doubt, the Borrower may elect to cause any of its Financing Subsidiaries, Immaterial Subsidiaries or Foreign Subsidiaries to become an Obligor by causing such Person to become a Subsidiary Guarantor and executing and delivering a Guarantee Assumption Agreement (and, if requested by the Administrative Agent or the Collateral Agent with respect to any Foreign Subsidiaries, executing and delivering a guarantee and security agreement governed by the laws of the country in which such Subsidiary is located, in form and substance reasonably acceptable to the Administrative Agent and the Collateral Agent, it being understood that a guarantee and security agreement that is substantially in the form of the Guarantee and Security Agreement, other than with respect to modifications to reflect requirements under the laws of the country in which such Subsidiary is located, will be deemed reasonably acceptable) and other deliverables as required for a Subsidiary Guarantor under this Section 5.08(a) (at which point such Person shall be a Subsidiary Guarantor and shall no longer be an Immaterial Subsidiary). (b) Ownership of Subsidiaries. The Borrower will, and will cause each of its Subsidiaries to, take such action from time to time as shall be necessary to ensure that each of the Subsidiary Guarantors is a wholly owned Subsidiary; provided that the foregoing shall not prohibit any transaction permitted under Section 6.03 or 6.04, so long as after giving effect to such permitted transaction, each of the remaining Subsidiaries (other than any Immaterial Subsidiaries or Financing Subsidiaries) is a wholly-owned Subsidiary. (c) Further Assurances. The Borrower will, and will cause each of the Subsidiary Guarantors to, take such action from time to time as shall reasonably be requested by the Administrative Agent to effectuate the purposes and objectives of this Agreement. Without limiting the generality of the foregoing, the Borrower will, and will cause each of the Subsidiary Guarantors to, take such action from time to time (including filing appropriate Uniform Commercial Code financing statements and executing and delivering such assignments, security agreements and other instruments) as shall be reasonably requested by the Administrative Agent: (i) to create, in favor of the Collateral Agent for the benefit of the Secured Parties (and any affiliate thereof that is a party to any Hedging Agreement entered into with the Borrower) and the holders of any Secured Longer-Term Indebtedness or Secured Shorter-Term Indebtedness, perfected security interests and Liens in the Collateral; provided that any such security interest or Lien shall be subject to the relevant requirements of the Security Documents, (ii) in the case of any portfolio investment held by a Financing Subsidiary or Immaterial Subsidiary, including any cash collection related thereto, ensure that such portfolio investment shall not be held in the account of any Obligor subject to a control agreement among such Obligor, the Collateral Agent and the Custodian delivered in connection with this Agreement or any other Loan Document; provided that, in the case of a participation interest held by any Financing Subsidiary or Immaterial Subsidiary (other than a 100% participation interest held for more than ninety (90) days that was acquired from an Obligor, such Portfolio Investment, including any cash collection related thereto, may be held in any account of any Obligor), so long as, in the case of cash, it is 125 7705800301760924144.6 promptly distributed to such Financing Subsidiary or Immaterial Subsidiary, (iii) in the case of any Portfolio Investment consisting of a Bank Loan (as defined in Section 5.13) that does not constitute all of the credit extended to the underlying borrower under the relevant underlying loan documents and a Financing Subsidiary or Immaterial Subsidiary holds any interest in the loans or other extensions of credit under such loan documents, (x) to cause such Financing Subsidiary or Immaterial Subsidiary to be party to such underlying loan documents as a “lender” having a direct interest (or a participation not acquired from an Obligor) in such underlying loan documents and the extensions of credit thereunder and (y) to ensure that all amounts owing to such Obligor by the underlying borrower or other obligated party are remitted by such borrower or obligated party (or the applicable administrative agents, collateral agents or equivalent Person) directly to the separate accounts of such Obligor and no other amounts owing by such underlying borrower or obligated party are remitted to the accounts of such Obligor, (iv) in the event that any Obligor is acting as an agent or administrative agent under any loan documents with respect to any Bank Loan that does not constitute all of the credit extended to the underlying borrower under the relevant underlying loan documents, to ensure that all funds held by such Obligor in such capacity as agent or administrative agent is segregated from all other funds of such Obligor and clearly identified as being held in an agency capacity and (v) to cause the closing sets and all executed amendments, consents, forbearances and other modifications and assignment agreements relating to any Portfolio Investment and any other documents relating to any Portfolio Investment requested by the Collateral Agent, in each case, to be held by the Collateral Agent or a custodian pursuant to the terms of a custodian agreement reasonably satisfactory to the Collateral Agent. SECTION 5.09. Use of Proceeds. The Borrower will use the proceeds of the Loans and the issuances of Letters of Credit only for ongoing working capital and for general corporate purposes of the Borrower, including the acquisition and funding (either directly or through one or more wholly-owned Subsidiaries) of leveraged loans, mezzanine loans, high-yield securities, convertible securities, preferred stock, common stock and other Portfolio Investments; provided that neither the Administrative Agent nor any Lender shall have any responsibility as to the use of any of such proceeds. No part of the proceeds of any extension of credit hereunder will be used in violation of applicable law or, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any Margin Stock in violation of law. Upon the request of any Lender, the Borrower shall furnish to such Lender a statement in conformity with the requirements of FR Form G-3 or FR Form U-1, as applicable, referred to in Regulation U. Margin Stock shall be purchased by the Obligors only with the proceeds of Indebtedness not directly or indirectly secured by Margin Stock, or with the proceeds of equity capital of the Borrower. Without limiting the foregoing, no Obligor will directly or indirectly, use the proceeds of the Loansany extension of credit (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent such activities, businesses or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto. The covenants in this Section 5.09 are not being sought by any Lender that is subject to the Blocking 126 7705800301760924144.6 Regulations if and to the extent that such covenants would give rise to a violation by such party of the Blocking Regulations. SECTION 5.10. Status of RIC and BDC. The Borrower shall at all times, subject to applicable grace periods set forth in the Code, maintain its status as a RIC under the Code, and as a “business development company” under the Investment Company Act. SECTION 5.11. Investment Policies; Valuation Policy. (a) The Borrower shall at all times be in compliance with its Investment Policies (after giving effect to any Permitted Policy Amendments) and Valuation Policy. (b) Upon the request of the Administrative Agent from time to time, the Borrower shall provide the assumptions and underlying analysis used in constructing its Valuation Policy. In addition, the Borrower shall provide to the Administrative Agent on a quarterly basis any valuation reports or presentations delivered to its Board of Directors or received from any Approved Third-Party Appraisers pursuant to Section 5.12(b)(ii). SECTION 5.12. Portfolio Valuation and Diversification Etc. (a) Industry Classification Groups. For purposes of this Agreement, the Borrower shall assign each Portfolio Investment to an Industry Classification Group. To the extent that any Portfolio Investment is not correlated with the risks of other Portfolio Investments in an Industry Classification Group, such Portfolio Investment may be assigned by the Borrower to an Industry Classification Group that is more closely correlated to such Portfolio Investment. In the absence of any correlation, the Borrower shall be permitted, upon prior notice to the Administrative Agent and each Lender, to create up to three additional industry classification groups for purposes of this Agreement. (b) Portfolio Valuation Etc. (i) Settlement Date Basis. For purposes of this Agreement, all determinations of whether an investment is to be included as a Portfolio Investment shall be determined on a settlement-date basis (meaning that any investment that has been purchased will not be treated as a Portfolio Investment until such purchase has settled, and any Portfolio Investment which has been sold will not be excluded as a Portfolio Investment until such sale has settled); provided that no such investment shall be included as a Portfolio Investment to the extent it has not been paid for in full. (ii) Determination of Values. The Borrower will conduct reviews of the value to be assigned to each of its Portfolio Investments as follows: (A) Quoted Investments - External Review. With respect to Portfolio Investments (including Cash Equivalents) for which market quotations are readily available, the Borrower shall, not less frequently than once each calendar week, determine the market value of such Portfolio Investments which shall, in each case, be determined in accordance with one of the following methodologies (as selected by the Borrower): 127 7705800301760924144.6 (w) in the case of public and 144A securities, the average of the bid prices as determined by two Approved Dealers selected by the Borrower, (x) in the case of Bank Loans, the bid price as determined by one Approved Dealer selected by the Borrower, (y) in the case of any Quoted Investment traded on an exchange, the closing price for such Quoted Investment most recently posted on such exchange, and (z) in the case of any other Quoted Investment, the fair market value thereof as determined by an Approved Pricing Service. (B) Unquoted Investments- External Review. With respect to each Portfolio Investment for which market quotations are not readily available, the Borrower shall, in accordance with its Valuation Policy, determine the fair market value of such Portfolio Investment. (C) Internal Review. The Borrower shall conduct internal reviews of all Portfolio Investments at least once each calendar week which shall take into account any events of which the Borrower has knowledge that materially and adversely affect the aggregate value of the Portfolio Investments. If the value of any Portfolio Investment as most recently determined by the Borrower pursuant to this Section 5.12(b)(ii)(C) is lower than the value of such Portfolio Investment as most recently determined pursuant to Section 5.12(b)(ii)(A) and (B), such lower value shall be deemed to be the “Value” of such Portfolio Investment for purposes hereof; provided that the Value of any Portfolio Investment of the Borrower and its Subsidiaries shall be increased by the net unrealized gain as at the date such Value is determined of any Hedging Agreement entered into to hedge risks associated with such Portfolio Investment and reduced by the net unrealized loss as at such date of any such Hedging Agreement (such net unrealized gain or net unrealized loss, on any date, to be equal to the aggregate amount receivable or payable under the related Hedging Agreement if the same were terminated on such date). (D) Failure to Determine Values. If the Borrower shall fail to (x) determine the value of any Portfolio Investment as at any date pursuant to the requirements of the foregoing sub-clause (A), (B) or (C), then the “Value” of such Portfolio Investment as at such date shall be deemed to be zero for purposes of the Borrowing Base until such time as the value of such Portfolio Investment is otherwise determined or reviewed, as applicable, in accordance herewith. (E) Testing of Values. (x) For the second calendar month immediately following the end of each fiscal quarter (the last day of such calendar month, the “Valuation Testing Date”, and the last such fiscal quarter, the “Testing 128 7705800301760924144.6

Period”), the Administrative Agent shall cause an Approved Third-Party Appraiser selected by the Administrative Agent to value such number of Unquoted Investments (selected by the Administrative Agent) that collectively have an aggregate Value approximately equal to the Calculation Amount; provided, that, unless an Event of Default has occurred and is continuing, such Unquoted Investments selected by the Administrative Agent shall be Investments that are included in the Borrowing Base. The Administrative Agent agrees to notify the Borrower in writing of the Unquoted Investments selected by the Administrative Agent to be tested in each Testing Period, not later than 15 days prior to the Valuation Testing Date (or such later date as agreed to between the Administrative Agent and the Borrower). If there is a difference between the Borrower’s valuation and the Approved Third-Party Appraiser’s valuation of any Unquoted Investment, the Value of such Unquoted Investment for Borrowing Base purposes shall be established as set forth in sub-clause (F) below. (y) For the avoidance of doubt, the valuation of any Approved Third-Party Appraiser selected by the Administrative Agent will be as of the Valuation Testing Date and shall be reflected in the Borrowing Base Certificate for the monthly accounting period ending on the Valuation Testing Date if such Approved Third-Party Appraiser delivers such valuation at least seven Business Days before the 20th day after the end of the applicable monthly accounting period and, if such valuation is delivered after such time, it shall, subject to sub-clause (F) below, be included in the Borrowing Base Certificate for the following monthly period and applied to the then applicable balance of the related Portfolio Investment. For illustrative purposes, if the given fiscal quarter is the fourth quarter ending on December 31, 2023, then (A) the Administrative Agent would initiate the testing of Values (using the December 31, 2023 Values) for purposes of determining the scope of the testing under clause (E)(x) during the month of February with the anticipation of receiving the valuations from the applicable Approved Third-Party Appraiser(s) on or after February 29, 2024 and (B)(xx) if such valuations were received before the seventh Business Day before March 20, 2024, such valuations would be included in the March 20, 2024 Borrowing Base Certificate covering the month of February, or (yy) if such valuations were received after such time, they would, subject to clause (F) below, be included in the April 20, 2024 Borrowing Base Certificate for the month of March. (F) Valuation Dispute Resolution. Notwithstanding the foregoing, the Administrative Agent shall at any time have the right to request, in its reasonable discretion, any Unquoted Investment included in the Borrowing Base with a value determined pursuant to Section 5.12(b)(ii) (other than, so long as no Event of Default exists, any Portfolio Investment included in the Borrowing Base tested pursuant to Section 5.12(b)(ii)(E) as of the most recent Testing Period) to be independently valued by an Approved Third-Party Appraiser selected by the 129 7705800301760924144.6 Administrative Agent. There shall be no limit on the number of such appraisals requested by the Administrative Agent in its reasonable discretion; provided that, (i) any appraisal shall be conducted in a manner that is not disruptive to the Borrower’s business and (ii) the values determined by any appraisal shall be treated as confidential information by the Administrative Agent and the Lenders and shall be deemed to be “Information” hereunder and subject to Section 9.13 hereof. The reasonable and documented out-of-pocket costs of any such valuation shall be at the expense of the Borrower; provided that, so long as no Event of Default has occurred and is continuing, the Borrower’s obligations to reimburse valuation costs incurred by the Administrative Agent pursuant to this Section 5.12(b)(ii)(F) shall be limited to an aggregate annual amount equal to the greater of $100,000 and 0.015% of the aggregate Commitments. The Administrative Agent shall notify the Borrower of its receipt of results from an Approved Third-Party Appraiser of any appraisal and provide a copy of the results and any related reports to the Borrower. If the difference between the Borrower’s valuation pursuant to Section 5.12(b)(ii)(B) and the valuation of any Approved Third-Party Appraiser selected by the Administrative Agent pursuant to Section 5.12(b)(ii)(E) or (F) and such difference is (1) less than 5% of the Borrower’s value thereof, then the Borrower’s valuation shall be used, (2) between 5% and 20% of the Borrower’s value thereof, then the valuation of such Portfolio Investment shall be the average of the value determined by the Borrower and the value determined by the Approved Third-Party Appraiser retained by the Administrative Agent and (3) greater than 20% of the Borrower’s value thereof, then the Borrower and the Administrative Agent shall select an additional Approved Third-Party Appraiser and the valuation of such Portfolio Investment shall be the average of the three valuations (with the Administrative Agent’s Approved Third-Party Appraiser’s valuation to be used until the third valuation is obtained). For the avoidance of doubt, Portfolio Investments that are part of the Collateral but not included in the Borrowing Base as of the most recent Testing Period shall not be subject to testing under this Section 5.12(b)(ii)(F). (iii) Generally Applicable Valuation Provisions. (A) Each Approved Third-Party Appraiser (whether selected by the Borrower or the Administrative Agent) shall apply a recognized valuation methodology that is commonly accepted in the Borrower’s industry for valuing Portfolio Investments of the type being valued and held by the Obligors. Other procedures relating to the valuation will be reasonably agreed upon by the Administrative Agent and the Borrower. (B) Notwithstanding anything to the contrary contained herein, from the Restatement Effective Date until the date when the first valuation report with respect to the applicable Portfolio Investment is required to be delivered under Section 5.12(b)(ii)(B) or (E), as applicable, the Value of any Portfolio Investment included in the Borrowing Base shall be the Value as delivered to the Administrative Agent on or prior to the Restatement Effective Date. For the avoidance of doubt, subject to Section 5.12(b)(ii)(B) the value of any Portfolio 130 7705800301760924144.6 Investments determined in accordance with any provision of this Section 5.12 shall be the Value of such Portfolio Investment for purposes of this Agreement until a new Value for such Portfolio Investment is subsequently required to be determined in good faith in accordance with this Section 5.12. (C) The foregoing valuation procedures shall only be required to be used for purposes of calculating the Borrowing Base and shall not be required to be utilized by the Borrower for any other purposes, including, without limitation, the delivery of financial statements or valuations required under ASC820 or the Investment Company Act or otherwise. (D) The Administrative Agent shall notify the Borrower of its receipt of the final results of any such test promptly upon its receipt thereof and shall provide a copy of such results and the related report to the Borrower promptly upon the Borrower’s request. (E) The Administrative Agent and each Lender acknowledges that it may be required to enter into a non-reliance letter, confidentiality agreement or similar agreement requested or required by a proposed appraiser to allow the Administrative Agent or such Lender to review any written valuation report. Notwithstanding anything to the contrary contained herein, there shall be no requirement to disclose any portion of any report submitted by an Approved Third-Party Appraiser without such a non-reliance letter if such non-reliance letter is required by such Approved Third-Party Appraiser as a condition to such disclosure. (c) RIC Diversification Requirements. The Borrower will, to the extent applicable, comply with the portfolio diversification requirements set forth in the Code applicable to RIC’s at each time such diversification requirements are subject to testing pursuant to the Code, subject in each case to applicable grace periods set forth in the Code. (d) Participation Interests. The Value attributable to any Participation Interest shall be the Value determined with respect to the underlying portfolio investment related to such Participation Interest in accordance with this Section 5.12, provided any participation interest that does not satisfy the definition of Participation Interest shall have a Value of zero (0) for purposes of this Agreement. SECTION 5.13. Calculation of Borrowing Base. For purposes of this Agreement, the “Borrowing Base” shall be determined, as at any date of determination, as the sum of the products obtained by multiplying (x) the Value of each Portfolio Investment (excluding any Cash Collateral held by the Administrative Agent pursuant to Section 2.05(k)) to the extent the Borrower elects to include such Portfolio Investments in the Borrowing Base and (y) the applicable Advance Rate for such Portfolio Investment; provided that: (a) (i) if, as of the date of determination, the Relevant Asset Coverage Ratio is (i) greater than or equal to 2.00:1.00, the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments included in the Borrowing Base of all issuers in a 131 7705800301760924144.6 consolidated group of corporations or other entities (collectively, a “Consolidated Group”) in accordance with GAAP exceeding 6% of the aggregate Value of all Portfolio Investments included in the Borrowing Base, shall be 50% of the otherwise applicable Advance Rate; (ii) less than 2.00:1.00 and greater than or equal to 1.75:1.00, the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments included in the Borrowing Base of all issuers in a Consolidated Group in accordance with GAAP exceeding 5% of the aggregate Value of all Portfolio Investments included in the Borrowing Base, shall be 50% of the otherwise applicable Advance Rate or (iii) less than 1.75:1.00, the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments included in the Borrowing Base of all issuers in a Consolidated Group in accordance with GAAP exceeding 4% of the aggregate Value of all Portfolio Investments included in the Borrowing Base, shall be 50% of the otherwise applicable Advance Rate; (a) the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments in any single Industry Classification Group that exceeds 20% of the aggregate Value of all Portfolio Investments included in the Borrowing Base as of the end of the most recent fiscal quarter shall be 0%; provided that, with respect to the Portfolio Investments in a single Industry Classification Group from time to time designated by the Borrower to the Administrative Agent and approved by the Lenders in their sole discretion, such 20% figure shall be increased to 30% and, accordingly, only to the extent that the Value for such single Industry Classification Group exceeds 30% of the aggregate Value of all Portfolio Investments shall the Advance Rate applicable to such excess Value be 0%; (b) no Portfolio Investment may be included in the Borrowing Base unless the Collateral Agent maintains a first priority, perfected Lien (subject to Permitted Liens) on such Portfolio Investment and such Portfolio Investment has been Delivered (as defined in the Guarantee and Security Agreement) to the Collateral Agent, and then only for so long as such Portfolio Investment continues to be Delivered as contemplated therein; (b) (c) in the case of each of the largest two single issuers, the advance rateif, as of the date of determination, the Relevant Asset Coverage Ratio is (i) greater than or equal to 2.00:1.00, the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments in such issuerincluded in the Borrowing Base of all issuers in a Consolidated Group in accordance with GAAP exceeding 1512% of the aggregate Value of all Portfolio Investments included in the Borrowing Base as of the end of the most recent fiscal quarter shall be 0%; (d) (ii) less than 2.00:1.00 in the case of each of the third and fourth largest single issuers, the advance rateand greater than or equal to 1.75:1.00, the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments in such issuerincluded in the Borrowing Base of all issuers in a Consolidated Group in accordance with GAAP exceeding 10% of the aggregate Value of all Portfolio Investments included in the Borrowing Base as of the end of the most recent fiscal quarter shall be 0%; (e) or (iii) less than 1.75:1.00, the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments in any single issuer not described by paragraph (c) or (d) aboveincluded in the Borrowing Base of all issuers in a Consolidated Group in accordance 132 7705800301760924144.6 with GAAP exceeding 7.58% of the aggregate Value of all Portfolio Investments included in the Borrowing Base as of the end of the most recent fiscal quarter shall be 0%; (c) if, as of the date of determination, the Relevant Asset Coverage Ratio is (i) greater than or equal to 2.00:1.00, the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments included in the Borrowing Base in any single Industry Classification Group that exceeds 25% of the aggregate Value of all Portfolio Investments included in the Borrowing Base shall be 0%; provided that, with respect to Portfolio Investments included in the Borrowing Base in a single Industry Classification Group from time to time designated by the Borrower to the Administrative Agent, such 25% figure shall be increased to 30%, (ii) less than 2.00:1.00 and greater than or equal to 1.75:1.00, the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments included in the Borrowing Base in any single Industry Classification Group that exceeds 20% of the aggregate Value of all Portfolio Investments included in the Borrowing Base shall be 0%; provided that, with respect to Portfolio Investments included in the Borrowing Base in a single Industry Classification Group from time to time designated by the Borrower to the Administrative Agent, such 20% figure shall be increased to 25%, or (iii) less than 1.75:1.00, the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments included in the Borrowing Base in any single Industry Classification Group that exceeds 20% of the aggregate Value of all Portfolio Investments included in the Borrowing Base shall be 0%; (d) if, as of the date of determination, the Relevant Asset Coverage Ratio is (i) greater than or equal to 2.00:1.00, the Advance Rate applicable to that portion of the aggregate Value of the Borrower’s investments in Non-Core Investments shall be 0% to the extent necessary so that no more than 20% of the Borrowing Base is attributable to such Non-Core Investments, (ii) less than 2.00:1.00 and greater than or equal to 1.75:1.00, the Advance Rate applicable to that portion of the aggregate Value of the Borrower’s investments in Non-Core Investments shall be 0% to the extent necessary so that no more than 10% of the Borrowing Base is attributable to such Non-Core Investments or (iii) less than 1.75:1.00, the Advance Rate applicable to that portion of the aggregate Value of the Borrower’s investments in Non-Core Investments shall be 0% to the extent necessary so that no more than 5% of the Borrowing Base is attributable to such Non-Core Investments; (f) the Advance Rate applicable to that portion of the aggregate Value of the five largest Portfolio Investments exceeding 50% of the aggregate Value of all Portfolio Investments included in the Borrowing Base as of the end of the most recent quarter shall be 0%; (g) the Advance Rate applicable to that portion of the aggregate Value of unsecured Portfolio Investments exceeding 50% of the aggregate Value of all Portfolio Investments included in the Borrowing Base as at the end of the most recent quarter shall be 0% (Cash being excluded solely for the purposes of calculating amounts pursuant to this clause (g)); (h) the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments in Performing Cash Pay Preferred Stock exceeding 25% of the aggregate Value of all Portfolio Investments included in the Borrowing Base as of the end of the most recent quarter shall be 0%; the Advance Rate applicable to that portion of the aggregate Value of the of the Portfolio Investments in Performing Non-Cash Pay High Yield Investments, 133 7705800301760924144.6 Performing Non-Cash Pay Mezzanine Securities and Performing Common Equity shall be 0% to the extent necessary so that no more than 20% of the Borrowing Base is attributable to such investments; (i) the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments in Capital Stock (other than Preferred Stock) shall be 0% to the extent necessary so that no more than 10% of the Borrowing Base is attributable to such investments (it being understood that in no event shall Equity Interests of Financing Subsidiaries be included in the Borrowing Base); (e) (j) if, as of the date of determination, the Relevant Asset Coverage Ratio is (i) less than 2.00:1.00 and greater than or equal to 1.75:1.00, the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments in Performing Non-Cash Pay Mezzanine Securities, Performing Non-Cash Pay Preferred Stock and Performing Common EquityBorrower’s investments in Junior Investments and Non-Core Investments shall be 0% to the extent necessary so that no more than 2530% of the Borrowing Base is attributable to such investments; Investments or (ii) less than 1.75:1.00, the Advance Rate applicable to that portion of the aggregate Value of the Borrower’s investments in Junior Investments and Non-Core Investments shall be 0% to the extent necessary so that no more than 20% of the Borrowing Base is attributable to such Investments; (k) the Advance Rate applicable to the aggregate Value of Non-Performing Portfolio Investments shall be 0%; (l) the portion of the Borrowing Base attributable to Portfolio Investments invested outside the United States, Canada, the United Kingdom, Australia, Germany, France, Belgium, the Netherlands, Luxembourg, Switzerland, Denmark, Finland, Norway and Sweden shall be 0% to the extent necessary so that no more than 5% of the Borrowing Base is attributable to such investments, unless otherwise consented to by the Administrative Agent; (m) the Borrowing Base shall consist of Portfolio Investments in no fewer than 15 separate issuers; (f) if, as of such date of determination, (i)(A) the Borrowing Base (without giving effect to any adjustment required pursuant to this paragraph (f), the “Gross Borrowing Base”) is less than 1.5 times the Senior Debt Amount and (B) the Relevant Asset Coverage Ratio is less than 2.00:1.00 and greater than or equal to 1.75:1.00, then the Borrowing Base shall be reduced to the extent necessary such that the contribution of Senior Investments to the Borrowing Base may not be less than 60% of the Borrowing Base, (ii)(A) the Gross Borrowing Base is less than 1.5 times the Senior Debt Amount and (B) the Relevant Asset Coverage Ratio is less than 1.75:1.00, then the Borrowing Base shall be reduced to the extent necessary such that the contribution of Senior Investments to the Borrowing Base may not be less than 75% of the Borrowing Base, or (iii)(A) the Gross Borrowing Base is greater than or equal to 1.5 times the Senior Debt Amount and (B) the Relevant Asset Coverage Ratio is less than 1.75:1.00, then the Borrowing Base shall be reduced to the extent necessary such that the contribution of Senior Investments to the Borrowing Base may not be less than 25% of the Borrowing Base; 134 7705800301760924144.6 135 7705800301760924144.6 - 100% (g) the Advance Rate applicable to the aggregate Value of Non-Performing Portfolio Investments shall be 0%; (h) (n) no Participation Interest may be included in the Borrowing Base for more than ninety (90) days; and (i) (o) the Advance Rate applicable to that portion of the aggregate Value of the Unquoted Investments included in the Borrowing Base for which an Approved Third-Party Appraiser has not assisted the Borrower in determining the fair market value of such Unquoted Investments during the immediately preceding Testing QuarterPeriod exceeding 75% of the aggregate Value of all Portfolio Investments included in the Borrowing Base shall be 0%; and. (p) the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments in Non-Cash Pay Bank Loans shall be 0% to the extent necessary so that no more than 25% of the Borrowing Base is attributable to such investments. For the avoidance of doubt, (i) no Portfolio Investment may be included in the Borrowing Base unless the Collateral Agent maintains a first priority, perfected Lien (subject to Permitted Liens) on such Portfolio Investment and such Portfolio Investment has been Delivered (as defined in the Guarantee and Security Agreement) to the Collateral Agent, and then only for so long as such Portfolio Investment continues to be Delivered as contemplated therein, (ii) to avoid double-counting of excess concentrations, any Advance Rate reductions set forth above shall be without duplication of any other such Advance Rate reductions and (iii) to the extent the Borrowing Base is required to be reduced to comply with the limitations set forth above, the Borrower shall be permitted to choose the Portfolio Investments to be excluded from the Borrowing Base to effect such reduction. As used herein, the following terms have the following meanings: “Advance Rate” means, as to any Portfolio Investment and subject to adjustment as provided in Section 5.13 and as provided below based on the Relevant Asset Coverage Ratio as of such date, the following percentages with respect to such Portfolio Investment: Portfolio Investment Quoted Unquoted - 100% - Quoted Long-Term U.S. Government Securities Unquoted 95% - Quoted 95% - Unquoted 95% Relevant Asset Coverage Ratio ≥ 2.00:1.00 - QuotedPortfolio Investment Performing Cash Pay First Lien Unquoted 85% 2.00:1.00 > Relevant Asset Coverage Ratio ≥ 1.75:1.00 75% 85% 75% Cash, Cash Equivalents and Short-Term U.S. Government Securities 85% 1.75:1.00 > Relevant Asset Coverage Ratio ≥ 1.50:1.00 75% 100% Advance Rates 136 7705800301760924144.6 25% 65% Performing Common Equity 55% 30% 75% 20% 60% 25% 20% 50% 20% 65% 20% 55% Performing Cash Pay First Lien Unitranche Bank Loans Non-Performing DIP Loans 45% 0% 70% 0% 0% 0% Performing Non-Cash Pay Bank Loans 0% 60% 0% 65% 85% Non-Performing First Lien Bank Loans 55% 0% 0% 60% 0% 0% 50% 0% Performing Cash Pay Second Lien Bank Loans 0% 55% 75% Non-Performing First Lien Unitranche Bank Loans 45% 0% 75% 0% 0% Bank Loans 0% Performing Non-Cash Pay High Yield Securities 0% 65% 0% 60% 80% Non-Performing First Lien Last Out Bank Loans 50% 0% 70% 0% 55% 0% 0% 45% 0% 60% 0% 50% 70% Non-Performing Second Lien Bank Loans 40% 0% 65% 0% 0% 0% Performing Non-Cash Pay Mezzanine Investments 0% 55% 0% 55% 75% Non-Performing High Yield Securities 45% 0% 0% 50% 0% 0% 40% 0% Performing Cash Pay High Yield Securities 0% 45% 65% Non-Performing Mezzanine Investments 35% 0% 70% 0% 0% 0% Performing Preferred Equity 0% 60% 0% 55% Non-Performing Preferred Equity 45% 0% 65% 0% 50% 0% 0% 40% 0% 55% 0% 45% Performing Cash Pay First Lien Last Out Bank Loans Non-Performing Common Equity 35% 0% 60% 0% 0% 0% Performing DIP Loans 0% 50% 0% 40% 80% Structured Finance Obligations 35% 0% 0% 35% 0% 0% 30% 0% Performing Cash Pay Mezzanine Investments 0% 30% 70%

137 7705800301760924144.6 and Finance Leases Cash and U.S. Government Securities with maturities less than one year 100% n.a. U.S. Government Securities with maturities greater than one year 95% n.a. Performing First Lien Bank Loans 85% 75% Performing Unitranche Loans 80% 70% Performing Second Lien Bank Loans 75% 65% Performing Cash Pay High Yield Securities 70% 60% Performing Cash Pay Secured Bonds 70% 60% Performing Cash Pay Mezzanine Securities 65% 55% Performing Non-Cash Pay High Yield Securities 60% 50% Performing Non-Cash Pay Secured Bonds 60% 50% Performing Non-Cash Pay Mezzanine Securities 55% 45% Performing Cash Pay Preferred Stock 65% 55% Performing Non-Cash Pay Preferred Stock 55% 45% Performing Common Equity (and zero cost or penny warrants with performing debt) 30% 20% Non-Performing First Lien Bank Loans 0% 0% Non-Performing Unitranche Loans 0% 0% Non-Performing Second Lien Bank Loans 0% 0% Non-Performing High Yield Securities 0% 0% Non-Performing Secured Bonds 0% 0% Non-Performing Mezzanine Securities 0% 0% Non-Performing Preferred Equity 0% 0% Non-Performing Common Equity 0% 0% “Bank Loans” means debt obligations (including term loans, notes revolving loans, debtor-in-possession financings, the funded and unfunded portion of revolving credit lines and letter of credit facilities and other similar loans and investments including interim loans, bridge loans and senior subordinated loans) which are generally documented under a loan or credit facility, note purchase agreement or other similar financing arrangement facility (whether or not syndicated). “Capital Stock” of any Person means any and all shares of corporate stock (however designated) of and any and all other Equity Interests and participations representing ownership interests (including membership interests and limited liability company interests) in, such Person. “Cash” has the meaning assigned to such term in Section 1.01. “Cash Equivalents” has the meaning assigned to such term in Section 1.01. “Cash Pay Bank Loan” means First Lien Bank Loans, First Lien Unitranche Bank Loans, First Lien Last Out Bank Loans and Second Lien Bank Loans as to which, at the time of determination, (x) all of the interest on which is payable not less frequently than semi-annually and for which not less than 2/3rds of the interest (including accretions and “pay-in-kind” interest) for the current period is payable in cash at least semi-annually or (y) if the immediately preceding clause (x) does not apply, (i) if such Bank Loan is a floating rate obligation, cash interest in an amount greater than or equal to 2.0% per annum above the applicable benchmark rate is payable at least semi-annually or (ii) if such Bank Loan is a fixed rate obligation, cash interest in an amount greater than or equal to 5.5% per annum is payable at least semi-annually.; provided that if any such existing Cash Pay Bank Loan no longer satisfies clause (x) of this definition (notwithstanding whether such Bank Loan would thereafter qualify as a Cash Pay Bank Loan by satisfying clause (y) of this definition) due to an amendment, deferral, waiver or restructuring of such Portfolio Investment, in each case, related to the deterioration of the credit profile of the underlying borrower, it shall be classified as a Non-Performing First Lien Bank Loan, Non-Performing First Lien Unitranche Bank Loan, Non-Performing First Lien Last Out Bank Loan or Non-Performing Second Lien Bank Loan, as the case may be. “DIP Loan” means a loan made to a debtor-in-possession pursuant to Section 364 of the Bankruptcy Code having the priority allowed by either 364(c) or 364(d) of the Bankruptcy Code. “Finance Lease” means any transaction representing the obligation of a lessee to pay rent or other amounts under a lease which is required to be classified and accounted for as a capital lease on the balance sheet of such lessee under GAAP. “First Lien Bank Loan” means a Bank Loan (other than a DIP Loan) that is entitled to the benefit of a first lien and first priority perfected security interest (subject to Liens for Superpriority Revolvers and other customary encumbrances) on a substantial portion of the assets (subject to customary exceptions) of the respective borrower and guarantors obligated in respect thereof; provided that any First Lien Bank Loan that is also a First Lien First OutUnitranche Bank Loan or ashall be treated for purposes of determining the applicable Advance Rate as a First Lien Unitranche Bank Loan; provided, further, that any First Lien Bank Loan that is also a First Lien Last Out Bank Loan shall be treated for purposes of determining the applicable Advance Rate as a Unitranche Loan.First Lien Last Out Bank Loan. For the avoidance of doubt, to the extent that, and only for so long as, any Superpriority Revolver exceeds the amount permitted under clause (c) of the definition thereof, an Obligor’s investment in such applicable Bank Loan shall be treated as a Second Lien Bank Loan for purposes of determining the applicable Advance Rate for such Portfolio Investment under this Agreement. “First Lien Last Out Bank Loan” means a Bank Loan that is a First Lien Bank Loan, a portion of which is, in effect, subject to debt subordination and superpriority rights of other lenders following an event of default (such portion, a “last out” portion); provided that the aggregate principal amount of the “last out” portion of such Bank Loan is at least 50% of the aggregate principal amount of any “first out” portion of such Bank Loan, provided, further, that the underlying obligor with respect to such Bank Loan shall have a ratio of first lien debt (including the “first out” portion of such Bank Loan, but excluding the “last out” portion of such Bank Loan) to EBITDA that does not exceed 3.25:1.00 and a ratio of aggregate first lien debt (including both the “first out” portion and the “last out” portion of such Bank Loan) to EBITDA that does not exceed 5.25:1.00. An Obligor investment in the “last out” portion of a First Lien 138 7705800301760924144.6 Last Out Bank Loan shall be treated as a First Lien Last Out Bank Loan for purposes of determining the applicable Advance Rate for such Portfolio Investment. For the avoidance of doubt, an Obligor’s investment in the portion of such Bank Loan that is not the last out portion (the “first out” portion) shall be treated as a First Lien Bank Loan for purposes of determining the applicable Advance Rate for such Portfolio Investment and an Obligor’s investment in any “last out” portion of a First Lien Bank Loan that does not meet the foregoing criteria shall be treated as a Second Lien Bank Loan. “First Lien First OutUnitranche Bank Loan” means a First Lien Bank Loan with a ratio of first lien debt to EBITDA that exceeds 5.25 to :1.00. For the avoidance of doubt, an Obligor’s investment in the portion of such Bank Loan that does not exceed 5.25:1.00 shall be treated as a First Lien Bank Loan for purposes of determining the applicable Advance Rate for such Portfolio Investment. “Gross Borrowing Base” means, as of any date of determination, the Borrowing Base as of such date without giving effect to any adjustment to the Borrowing Base pursuant to Section 5.13(f). “High Yield Securities” means debt Securities and Preferred Stock (solely to the extent that such Preferred Stock has a maturity date or is subject to mandatory redemption on a date certain that is not greater than ten (10) years from the date of initial issuance of such Preferred Stock), in each case (a) issued by public or private issuers, (b) issued pursuant to an effective registration statement or pursuant to Rule 144A or other exemption under the Securities Act (or any successor provision thereunder) or other exemption to the Securities Act and (c) that are not Cash Equivalents, Mezzanine SecuritiesInvestments or Bank Loans. “Junior Investments” means, collectively, Performing Cash Pay High Yield Securities and Performing Cash Pay Mezzanine Investments. “Long-Term U.S. Government Securities” means U.S. Government Securities maturing more than one year from the applicable date of determination. “Mezzanine SecuritiesInvestments” means (i) debt Securities (including convertible debt Securities (other than the “in-the-money” equity component thereof)) and Preferred Stock (solely to the extent that such Preferred Stock has a maturity date or is subject to mandatory redemption on a date certain that is not greater than ten (10) years from the date of initial issuance of such Preferred Stock), in each case (a) issued by public or private issuers, (b) issued without registration under the Securities Act, (c) not issued pursuant to Rule 144A under the Securities Act (or any successor provision thereunder), (d) that are not Cash Equivalents and (e) contractually subordinated in right of payment to other debt of the same issuer and (ii) a Bank Loan that is not a First Lien Bank Loan, First Lien Last Out Bank Loan, First Lien Unitranche Bank Loan, Second Lien Bank Loan or a High Yield Security. “Non-Core Investments” means, collectively, Capital Stock, Preferred Stock, Non-Performing Bank Loans, Non-Performing High Yield Securities, Non-Performing Mezzanine Investments, Performing DIP Loans, Performing Non-Cash Pay Bank Loans, 139 7705800301760924144.6 Performing Non-Cash Pay High Yield Securities and Performing Non-Cash Pay Mezzanine Investments. “Non-Cash PayNon-Performing Bank Loans” means, collectively, Non-Performing First Lien Bank Loans, Non-Performing First Lien Last Out Bank Loans, Non-Performing First Lien Unitranche Bank Loans and Non-Performing Second Lien Bank Loans other than Cash Pay Bank Loans. “Non-Performing Common Equity” means Capital Stock (other than Preferred Stock) and warrants of an issuer having any debt outstanding that is non-Performing. “Non-Performing DIP Loans” means DIP Loans other than Performing DIP Loans. “Non-Performing First Lien Bank Loans” means First Lien Bank Loans other than Performing Cash Pay First Lien Bank Loans and Performing Non-Cash Pay First Lien Bank Loans. “Non-Performing First Lien Last Out Bank Loans” means First Lien Last Out Bank Loans other than Performing Cash Pay First Lien Last Out Bank Loans and Performing Non-Cash Pay First Lien Last Out Bank Loans. “Non-Performing First Lien Unitranche Bank Loans” means First Lien Unitranche Bank Loans other than Performing Cash Pay First Lien Unitranche Bank Loans and Performing Non-Cash Pay First Lien Unitranche Bank Loans. “Non-Performing High Yield Securities” means High Yield Securities other than Performing Cash Pay High Yield Securities and Performing Non-Cash Pay High Yield Securities. “Non-Performing Mezzanine SecuritiesInvestments” means Mezzanine SecuritiesInvestments other than Performing Cash Pay Mezzanine SecuritiesInvestments and Performing Non-Cash Pay Mezzanine Investments. “Non-Performing Portfolio Investment” means Portfolio Investments for which the issuer is in default of any payment obligations of principal or interest in respect thereof after the expiration of any applicable grace periodother than Portfolio Investments that are Performing. “Non-Performing Preferred Equity” means Preferred EquityStock other than Performing Preferred Equity. “Non-Performing Second Lien Bank Loans” means Second Lien Bank Loans other than Performing Cash Pay Second Lien Bank Loans and Performing Non-Cash Pay Second Lien Bank Loans. 140 7705800301760924144.6

“Non-Performing Secured Bonds” means Secured Bonds other than Performing Secured Bonds. “Non-Performing Unitranche Loans” means Unitranche Loans other than Performing Unitranche Loans. “Participation Interest” means a participation interest (excluding any sub-participation interests) in an investment that at the time of acquisition by an Obligor satisfies each of the following criteria: (a) the underlying investment would constitute a Portfolio Investment were it acquired directly by such Obligor, (b) the seller of the participation is an SPE Subsidiary, (c) the entire purchase price for such participation is paid in full at the time of its acquisition and (d) the participation provides the participant all of the economic benefit and risk of the whole or part of such portfolio investment that is the subject of such participation. “Performing” means (a) with respect to any Portfolio Investment that is debt, (x) the issuer of such Portfolio Investment is not, at the time of determination, in default of any payment obligations outstanding with respect to accrued and unpaid interest or principal in respect thereof, after the receipt of any notice and/or the expiration of any applicable grace period and (y) such debt is not placed on non-accrual status as disclosed on the most recently filed Form 10-K or Form 10-Q, as applicable, by the Borrower with the SEC and (b) with respect to any Portfolio Investment that is Preferred Stock, (x) the issuer of such Portfolio Investment has not failed to meet any scheduled redemption obligations or to pay its latest declared cash dividend, after the expiration of any applicable grace period and (y) such Preferred Stock is not placed on non-accrual status as disclosed on the most recently filed Form 10-K or Form 10-Q, as applicable, by the Borrower with the SEC. “Performing Cash Pay First Lien Bank Loans” means First Lien Bank Loans which are Cash Pay Bank Loans and are Performing. “Performing Cash Pay First Lien Last Out Bank Loans” means First Lien Last Out Bank Loans which are Cash Pay Bank Loans and are Performing. “Performing Cash Pay First Lien Unitranche Bank Loans” means First Lien Unitranche Bank Loans which are Cash Pay Bank Loans and are Performing. “Performing Cash Pay High Yield Securities” means High Yield Securities (a) as to which, at the time of determination, (x) not less than 2/3rds of the interest (including accretions and “pay-in-kind” interest) for the current monthly, quarterly, semiannualsemi-annual or annual period (as applicable) is payable in cash and (b) which are Performing.or (y) if the immediately preceding clause (x) does not apply, (i) if such High Yield Security is a floating rate obligation, cash interest in an amount greater than or equal to 2.0% per annum above the applicable benchmark rate is payable at least semi-annually or (ii) if such High Yield Security is a fixed rate obligation, cash interest in an amount greater than or equal to 5.5% per annum is payable at least semi-annually and (b) which are Performing; provided that if any such existing Performing Cash Pay High Yield Security no longer satisfies clause (x) of this definition (notwithstanding whether such High Yield Security would thereafter qualify as a Performing Cash Pay High Yield Security by satisfying clause (y) of this definition) due to an amendment, 141 7705800301760924144.6 deferral, waiver or restructuring of such Portfolio Investment, in each case, related to the deterioration of the credit profile of the underlying borrower, it shall be classified as a Non-Performing High Yield Security. “Performing Cash Pay Mezzanine SecuritiesInvestments” means Mezzanine SecuritiesInvestments (a) as to which, at the time of determination, (x) not less than 2/3rds of the interest (including accretions and “pay-in-kind” interest) for the current monthly, quarterly, semi-annual or annual period (as applicable) is payable in cash and (b) which are Performing., or (y) if the immediately preceding clause (x) does not apply, (i) if such Mezzanine Investment is a floating rate obligation, cash interest in an amount greater than or equal to 2.0% per annum above the applicable benchmark rate is payable at least semi-annually or (ii) if such Mezzanine Investment is a fixed rate obligation, cash interest in an amount greater than or equal to 5.5% per annum is payable at least semi-annually and (b) which are Performing; provided that if any such existing Performing Cash Pay Mezzanine Investment no longer satisfies clause (x) of this definition (notwithstanding whether such Mezzanine Investment would thereafter qualify as a Performing Cash Pay Mezzanine Investment by satisfying clause (y) of this definition) due to an amendment, deferral, waiver or restructuring of such Portfolio Investment, in each case, related to the deterioration of the credit profile of the underlying borrower, it shall be classified as a Non-Performing Mezzanine Investment. “Performing Cash Pay Second Lien Bank Loans” means Second Lien Bank Loans which are Cash Pay Bank Loans and are Performing. “Performing Cash Pay Preferred Stock” means Preferred Stock (a) as to which, at the time of determination, not less than 2/3rds of the dividends (including accretions and “pay-in-kind” dividends) for the current monthly, quarterly, semi-annual or annual period (as applicable) is payable in cash and (b) which are Performing. “Performing Cash Pay Secured Bonds” means Secured Bonds (a) as to which, at the time of determination, not less than 2/3rds of the interest (including accretions and “pay-in-kind” interest) for the current monthly, quarterly, semiannual or annual period (as applicable) is payable in cash and (b) which are Performing. “Performing Common Equity” means Capital Stock (other than Preferred Stock) and zero cost or penny warrants of an issuer all of whose outstanding debt is Performing. “Performing DIP Loans” means a DIP Loan that is Performing. “Performing Non-Cash Pay Bank Loans” means Performing Non-Cash Pay First Lien Bank Loans, Performing Non-Cash Pay First Lien Last Out Bank Loans, Performing Non-Cash Pay First Lien Unitranche Bank Loans and Performing Non-Cash Pay Second Lien Bank Loans. “Performing Non-Cash Pay First Lien Bank Loans” means First Lien Bank Loans which are not Cash Pay Bank Loans and are Performing. 142 7705800301760924144.6 “Performing Non-Cash Pay First Lien Last Out Bank Loans” means First Lien Last Out Bank Loans which are not Cash Pay Bank Loans and are Performing. “Performing Non-Cash Pay First Lien Unitranche Bank Loans” means First Lien Unitranche Bank Loans which are not Cash Pay Bank Loans and are Performing. “Performing Non-Cash Pay High Yield Securities” means Performing High Yield Securities other than Performing Cash Pay High Yield Securities. “Performing Non-Cash Pay Mezzanine SecuritiesInvestments” means Performing Mezzanine SecuritiesInvestments other than Performing Cash Pay Mezzanine SecuritiesInvestments. “Performing Non-Cash Pay Preferred Stock” means Performing Preferred Stock other than Performing Cash Pay Preferred Stock. “Performing Non-Cash Pay Secured Bonds” means Performing Secured Bonds other than Performing Cash Pay Secured Bonds. “Performing Non-Cash Pay Second Lien Bank Loans” means Second Lien Bank Loans which are not Cash Pay Bank Loans and are Performing. “Performing Preferred Equity” means Preferred Stock which is Performing. “Preferred Stock,” as applied to the Capital Stock of any Person, means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to any shares (or other interests) of other Capital Stock of such Person, and shall include, without limitation, cumulative preferred, non-cumulative preferred, participating preferred and convertible preferred Capital Stock. “Second Lien Bank Loan” means a Bank Loan (other than a First Lien Bank Loan or a DIP Loan) that is entitled to the benefit of a first and/or second lien and first and/or second priority perfected security interest (subject to customary encumbrances) on specifieda substantial portion of the assets of the respective borrower and guarantors obligated in respect thereof. “Secured Bonds” means bonds that are entitled to the benefit of a lien and perfected security interest on specified assets of the respective issuer and guarantors obligated in respect thereof. “Securities” means common and preferred stock, units and participations, member interests in limited liability companies, partnership interests in partnerships, notes, bonds, debentures, trust receipts and other obligations, instruments or evidences of indebtedness, including debt instruments of public and private issuers and tax-exempt securities (including warrants, rights, put and call options and other options relating thereto, representing rights, or any combination thereof) and other property or interests commonly regarded as securities or any form of interest or participation therein, but not including Bank Loans. 143 7705800301760924144.6 “Securities Act” means the United States Securities Act of 1933, as amended. “Senior Debt Amount” means, as of any date, the greater of (i) the Covered Debt Amount and (ii) the Combined Debt Amount. “Senior Investments” means Cash, Cash Equivalents, Short-Term U.S. Government Securities, Long-Term U.S. Government Securities, Performing Cash Pay First Lien Bank Loans, Performing Cash Pay First Lien Unitranche Bank Loans, and Performing Cash Pay First Lien Last Out Bank Loans. “Short-Term U.S. Government Securities” means U.S. Government Securities maturing within one year of the applicable date of determination. “Structured Finance Obligation” means any obligation issued by a special purpose vehicle and secured directly by, referenced to, or representing ownership of, a pool of receivables or other financial assets of any obligor, including collateralized debt obligations and mortgaged-backed securities. For the avoidance of doubt, if an obligation satisfies the definition of “Structured Finance Obligation”, such obligation shall not (a) qualify as any other category of Portfolio Investment and (b) be included in the Borrowing Base. “Superpriority Revolver” means, with respect to any borrower under a Bank Loan, a senior facility (including any “ABL” revolver) for such borrower and/or any of its parents and/or subsidiaries; provided that (a) such Bank Loan has a second-priority lien on the collateral that is subject to the first-priority lien of such senior facility (or a pari passu lien on such collateral), (b) such senior facility is not secured by any other assets (other than a pari passu lien or a second-priority lien on any collateral that is subject to a pari passu lien or a first-priority lien of such Bank Loan) and does not benefit from any standstill rights (other than customary rights) and (c) the maximum outstanding principal amount of such senior facility (i) is not greater than 15% of the aggregate enterprise value of such borrower (as determined at the time of closing of the transaction, and thereafter an enterprise value for such borrower determined in a manner consistent with the valuation methodology applied in the valuation for such borrower as determined by the External Manager (so long as it has the necessary delegated authority) or the Borrower’s board of directors (or the appropriate committee thereof with the necessary delegated authority) in a commercially reasonable manner, including the use of an Approved Third-Party Appraiser in the case of Unquoted Investments) and (ii) is not greater than the lower of (x) 1.0x EBITDA of the borrower under such Bank Loan, and (y) 20% of the outstanding amount of the associated first-priority lien loan. “U.S. Government Securities” has the meaning assigned to such term in Section 1.01. “Unitranche Loan” means a First Lien Bank Loan, a portion of which is, in effect, subject to superpriority rights of other lenders following an event of default (such portion, a “second out” portion); provided that, the aggregate principal amount of the “second out” portion of such Bank Loan is at least 50% of the aggregate principal amount of any “first out” portion of such Bank Loan; provided, further, that the underlying obligor with respect to such Bank Loan shall have a ratio of first lien debt (including the “first out” portion of such Bank Loan, but 144 7705800301760924144.6 excluding the “second out” portion of such Bank Loan) to EBITDA that does not exceed 3.25 to 1.00 and a ratio of aggregate first lien debt (including both the “first out” portion and the “second out” portion of such Bank Loan) to EBITDA that does not exceed 5.25 to 1.00. An Obligor’s investment in (i) the “second out” portion of a Unitranche Loan that meets the foregoing criteria set forth in this definition shall be treated as a Unitranche Loan; (ii) the “first out” portion of a Unitranche Loan shall be treated as a First Lien Bank Loan; and (iii) any “second out” portion of a Unitranche Loan that does not meet the foregoing criteria set forth in this definition shall be treated as a Second Lien Bank Loan, in each case, for purposes of determining the applicable Advance Rate for such Portfolio Investment under this Agreement. “Value” means, with respect to any Portfolio Investment, the lower of: (i) the most recent internal market value as determined pursuant to Section 5.12(b)(ii)(C) and (ii) the most recent external market value as determined pursuant to Section 5.12(b)(ii)(A) and (B). ARTICLE VI NEGATIVE COVENANTS Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired, been terminated, Cash Collateralized or backstopped and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that: SECTION 6.01. Indebtedness. Subject to the last sentence of this Section 6.01, the Borrower will not, nor will it permit any of the Subsidiary Guarantors to, create, incur, assume or permit to exist any Indebtedness (for clarity, with respect to revolving loan facilities or staged advance loan facilities, “incurrence” shall be deemed to take place only at the time such facility is entered into or the aggregate commitments thereunder are increased or extended and, solely for purposes of satisfying the incurrence tests in this Section 6.01, shall be deemed to be fully drawn with respect to any commitments that have not expired or been terminated and are, subject to the satisfaction of customary credit event conditions, available to be drawn; provided that such commitments shall in no event include (i) any delayed draw portion that has not yet been funded (which delayed draw portion shall be “incurred” when funded) or (ii) any accordion capacity that has not yet been exercised), except: (a) Indebtedness created hereunder or existing on the Restatement Effective Date and set forth in Part A of Schedule 3.11; (b) Secured Longer-Term Indebtedness and Unsecured Longer-Term Indebtedness (other than Permitted Advisor Loans) so long as (i) no Default exists at the time of the incurrence thereof, (ii) the aggregate amount of such Secured Longer-Term Indebtedness and Unsecured Longer-Term Indebtedness, taken together with other then-outstanding Indebtedness, does not exceed the amount required to comply with the provisions of Section 6.07(b), and 145 7705800301760924144.6 (iii) prior to and immediately after giving effect to the incurrence of any Secured Longer-Term Indebtedness or Unsecured Longer-Term Indebtedness, the Covered Debt Amount does not or would not exceed the Borrowing Base then in effect; (c) Other Permitted Indebtedness; (d) Guarantees of Indebtedness of any Obligor otherwise permitted under this Section 6.01; (e) Indebtedness of any Obligor owing to any other Obligor or, if such Indebtedness is subject to subordination terms and conditions that are satisfactory to the Administrative Agent, any other Subsidiary of the Borrower; (f) for the avoidance of doubt, Indebtedness of Financing Subsidiaries, Immaterial Subsidiaries and Foreign Subsidiaries; (g) repurchase obligations with respect to U.S. Government Securities or limited recourse debt facilities used solely to purchase U.S. Government Securities in which the recourse is limited to such U.S. Government Securities, in each case arising in the ordinary course of business and which repurchase obligations or limited recourse debt facilities may be fully collateralized; (h) obligations payable to clearing agencies, brokers or dealers in connection with the purchase or sale of securities in the ordinary course of business; (i) Secured Shorter-Term Indebtedness so long as (i) no Default exists at the time of the incurrence thereof, (ii) the aggregate amount (determined at the time of the incurrence of such Indebtedness) of such Indebtedness does not exceed the greater of (A) $50,000,000 and (B) 5% of Shareholders’ Equity, (iii) the aggregate amount of such Indebtedness, taken together with other then-outstanding Indebtedness, does not exceed the amount required to comply with the provisions of Section 6.07, and (iv) prior to and immediately after giving effect to the incurrence of any such Indebtedness, the Covered Debt Amount does not or would not exceed the Borrowing Base then in effect; (j) Unsecured Shorter-Term Indebtedness so long as (i) no Default exists at the time of the incurrence thereof, (ii) the aggregate amount (determined at the time of the incurrence of such Indebtedness) of such Indebtedness does not exceed $1,000,000,000, (iii) the aggregate amount of such Indebtedness, taken together with other then-outstanding Indebtedness, does not exceed the amount required to comply with the provisions of Section 6.07, and (iv) prior to and immediately after giving effect to the incurrence of any such Indebtedness, the Covered Debt Amount does not or would not exceed the Borrowing Base then in effect; (k) obligations (including Guarantees) in respect of Standard Securitization Undertakings (other than SPE Subsidiary Recourse Obligations); (l) Permitted SBIC Guarantees and any SBIC Equity Commitment or analogous commitment; 146 7705800301760924144.6 (m) Special Longer-Term Unsecured Indebtedness so long as (i) no Default exists at the time of the incurrence thereof, (ii) the aggregate amount (determined at the time of the incurrence of such Indebtedness) of such Indebtedness, does not exceed $400,000,000, (iii) so long as (i) no Default exists at the time of the incurrence thereof, (ii) the aggregate amount (determined at the time of the incurrence of such Indebtedness) of such Indebtedness, taken together with other then-outstanding Indebtedness that constitutes senior securities (immediately after giving effect to its incurrence), does not exceed the amount required to comply with the provisions of Section 6.07(b), and (iv) prior to and immediately after giving effect to the incurrence of any such Indebtedness, the Covered Debt Amount does not or would not exceed the Borrowing Base then in effect; (n) other Indebtedness (which may include, for the avoidance of doubt, unsecured Guarantees by an Obligor of the Indebtedness of an issuer or obligor under any Portfolio Investment held by any Obligor, so long as such Guarantees are extended by such Obligor in accordance with the Borrower’s Investment Policies and SPE Subsidiary Recourse Obligations) in an aggregate outstanding principal amount not to exceed $40,000,000 at any one time outstanding so long as, after giving effect to any concurrent acquisitions of Portfolio Investments or payment of outstanding Loans or Other Covered Indebtedness, (i) no Event of Default shall have occurred and be continuing after giving effect to the incurrence thereof, (ii) the aggregate principal amount of such Indebtedness (determined at the time of incurrence of such Indebtedness), taken together with other then-outstanding Indebtedness that constitutes senior securities does not exceed the amount required to comply with the provisions of Sections 6.07(b), and (iii) immediately after giving effect to the incurrence of any such Indebtedness, the Covered Debt Amount does not or would not exceed the Borrowing Base then in effect; and (o) other Indebtedness arising pursuant to a Permitted Advisor Loan in an aggregate outstanding principal amount not to exceed $100,000,000 at any one time outstanding. SECTION 6.02. Liens. The Borrower will not, nor will it permit any of the Subsidiary Guarantors to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof (which, for the avoidance of doubt, shall not include participations in Investments to the extent that the portion of such Investment represented by such participation is not treated as a Portfolio Investment) except: (a) any Lien on any property or asset of the Borrower or any Subsidiary Guarantor existing on the First Amendment Effective Date and set forth in Part B of Schedule 3.11 and any extensions, renewals and replacements thereof; provided that, (i) no such Lien shall extend to any other property or asset of the Borrower or any of the Subsidiary Guarantors other than (x) after-acquired property that is affixed or incorporated into the property descriptions covered by such Lien as of the First Amendment Effective Date and (y) proceeds and products thereof, accessions, replacements or additions thereto and improvements thereon, and (ii) any such Lien shall secure only those obligations which it secures on the First Amendment Effective Date and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof or are otherwise permitted by Section 6.01; 147 7705800301760924144.6 (b) Liens created pursuant to this Agreement (including Section 2.19) or any of the Security Documents (including Liens in favor of the Designated Indebtedness Holders (as defined in the Guarantee and Security Agreement)); (c) for the avoidance of doubt, Liens on the assets of a Financing Subsidiary (or on the Equity Interests of such Financing Subsidiary to the extent securing Indebtedness of such Financing Subsidiary), Immaterial Subsidiary or Foreign Subsidiary securing obligations of such Financing Subsidiary, Immaterial Subsidiary or Foreign Subsidiary; (d) Liens on Special Equity Interests included in the Portfolio Investments of the Borrower but only to the extent securing obligations in the manner provided in the definition of “Special Equity Interests” in Section 1.01; (e) Liens securing Indebtedness or other obligations in an aggregate principal amount not exceeding $20,000,000 at any one time outstanding (which may cover Portfolio Investments, but only to the extent released from the Lien in favor of the Collateral Agent pursuant to Section 10.03 of the Guarantee and Security Agreement), so long as at the time of incurrence of such Indebtedness or other obligations, the aggregate amount of Indebtedness permitted under clauses (a), (b) and (i) of Section 6.01, does not exceed the lesser of (i) the Borrowing Base and (ii) the amount required to comply with the provisions of Section 6.07(b); (f) Permitted Liens; (g) Liens on (x) Equity Interests in any SBIC Subsidiary created in favor of the SBA or its designee and (y) Equity Interests in any SPE Subsidiary in favor of and required by any lender providing third-party financing to such SPE Subsidiary; (h) Liens securing Hedging Agreements permitted under Section 6.04(c); and (i) Liens in connection with repurchase obligations with respect to U.S. Government Securities incurred in the ordinary course of business or limited recourse debt facilities used to purchase U.S. Government Securities incurred in the ordinary course of business in which the recourse is limited to such U.S. Government Securities, provided that such Liens (i) attach only to such U.S. Government Securities (or proceeds) being purchased or sold and (ii) secure only obligations incurred in connection with such purchase or sale. SECTION 6.03. Fundamental Changes. The Borrower will not, nor will it permit any of the Subsidiary Guarantors to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up, dissolve or divide itself (or suffer any liquidation, dissolution or division). The Borrower will not, nor will it permit any of the Subsidiary Guarantors to, acquire any business or property from, or Capital Stock of, or be a party to any acquisition of, any Person, except for purchases or acquisitions of Portfolio Investments and other assets in the normal course of the day-to-day business activities of the Borrower and its Subsidiaries and not in violation of the terms and conditions of this Agreement or any other Loan Document. The Borrower will not, nor will it permit any of the Subsidiary Guarantors to, convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, any part of its assets, whether now owned or hereafter acquired, but excluding (i) any transaction permitted under Section 6.05 or 6.12; (ii) assets (other than Portfolio Investments) sold or 148 7705800301760924144.6 disposed of in the ordinary course of business (including to make expenditures of cash in the normal course of the day-to-day business activities of the Borrower and its Subsidiaries) and (iii) subject to the provisions of clauses (d) and (e) below, Portfolio Investments. Notwithstanding the foregoing provisions of this Section: (a) any Subsidiary Guarantor of the Borrower may be merged or consolidated with or into the Borrower or any other Subsidiary Guarantor; provided that (i) if any transaction shall be between the Borrower and a Subsidiary Guarantor, the Borrower shall be the continuing or surviving entity, and (ii) if any such transaction shall be between a Subsidiary Guarantor and a wholly owned Subsidiary Guarantor, the wholly owned Subsidiary Guarantor shall be the continuing or surviving corporationentity; (b) any Subsidiary Guarantor of the Borrower may sell, lease, transfer (including a deemed transfer resulting from a division or plan of division) or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any Subsidiary Guarantor of the Borrower; (c) the Capital Stock of any Subsidiary of the Borrower may be sold, transferred (including a deemed transfer resulting from a division or plan of division) or otherwise disposed of (including by way of consolidation or merger) (i) to the Borrower or any Subsidiary Guarantor of the Borrower or (ii) so long as such transaction results in an Obligor receiving the proceeds of such disposition, to any other Person; provided that in the case of this clause (ii), (x) if such Person is an Affiliate of the Borrower that is not an Obligor, such transaction shall be at prices and on terms and conditions, taken as a whole, not materially less favorable to such Obligor other than in good faith is believed to be obtained on an arm’s-length basis from unrelated third parties, and (y) if such Subsidiary is a Subsidiary Guarantor or holds any Portfolio Investments, the Borrower would not have been prohibited from disposing of all such Portfolio Investments and all other assets of such Subsidiary in one transaction to such other Person under any other term of this Agreement; (d) the Obligors may sell, transfer (including a deemed transfer resulting from a division or plan of division) or otherwise disposeDispose of Portfolio Investments (other than to an ImmaterialSubsidiaries that are not Subsidiary, Foreign Subsidiary or Financing Subsidiary Guarantors) so long as after giving effect to such sale, transfer or other disposition (and any concurrent acquisitions of Portfolio Investments or payment of outstanding Loans or Other Covered Indebtedness) (x) the Covered Debt Amount does not exceed the Borrowing Base or (y) if such sale, transfer or other disposition is made pursuant to, and in accordance with, a plan submitted and accepted in accordance with clause (e) of Article VII or, if the Administrative Agent otherwise consents in writing, the amount by which the Covered Debt Amount exceeds the Borrowing Base is reduced thereby; (e) the Obligors may sell, transfer (including a deemed transfer resulting from a division or plan of division) or otherwise disposeDispose of Portfolio Investments to an ImmaterialSubsidiaries that are not Subsidiary, Foreign Subsidiary or Financing Subsidiary Guarantors so long as (i) after giving effect to such sale, transfer or other disposition (and any concurrent acquisitions of Portfolio Investments or payment of outstanding Loans or Other 149 7705800301760924144.6 Covered Indebtedness) the Covered Debt Amount does not exceed the Borrowing Base and the Borrower delivers to the Administrative Agent a certificate of a Financial Officer to such effect and (ii) either (x) the amount by which the Borrowing Base exceeds the Covered Debt Amount immediately prior to such sale, transfer or other disposition is not diminished as a result of such sale, transfer or other disposition or (y) the Borrowing Base immediately after giving effect to such sale, transfer or other disposition is at least 110% of the Covered Debt Amount; (f) the Borrower may merge or consolidate with, or acquire all or substantially all of the assets of, any other Person so long as (i) the Borrower is the continuing or surviving entity in such transaction and (ii) at the time thereof and after giving effect thereto, no Default shall have occurred or be continuing; provided that, in no event shall the Borrower enter in any transaction of merger or consolidation or amalgamation, or effect any internal reorganization, if the surviving entity would be organized under any jurisdiction other than a jurisdiction of the United States; (g) the Borrower and each of the Subsidiary Guarantors may sell, lease, transfer (including a deemed transfer resulting from a division or plan of division) or otherwise dispose of equipment or other property or assets that do not consist of Portfolio Investments so long as the aggregate amount of all such sales, leases, transfer and dispositions does not exceed $5,000,000 in any fiscal year; (h) the Obligors may transfer assets to a Financing Subsidiary for the sole purpose of facilitating the transfer of assets from one Financing Subsidiary (or a Subsidiary that was a Financing Subsidiary immediately prior to such disposition) to another Financing Subsidiary, directly or indirectly through such Obligor (such assets, the “Transferred Assets”); provided that (i) no Event of Default exists and is continuing at such time, (ii) immediately after giving effect to such transfer, the Covered Debt Amount shall not exceed the Borrowing Base at such time, (iii) the Transferred Assets were transferred to such Obligor by the transferor Financing Subsidiary on the same Business Day that such assets are transferred by such Obligor to the transferee Financing Subsidiary and (iv) following such transfer such Obligor has no liability, actual or contingent, with respect to the Transferred Assets other than Standard Securitization Undertakings and Permitted SBIC Guarantees not prohibited by Section 6.01 (for the avoidance of doubt, in determining for the purposes of this Agreement whether any Obligor has received Net Cash Proceeds in respect of any transaction involving a Transferred Asset, the transfer of such Transferred Asset to and from such Obligor shall be deemed to be a single transaction); and (i) the Borrower may dissolve or liquidate any Subsidiary Guarantor so long as in connection with such dissolution or liquidation, any and all of the assets of such Subsidiary Guarantor shall be distributed or otherwise transferred to an Obligor. SECTION 6.04. Investments. The Borrower will not, nor will it permit any of the Subsidiary Guarantors to, acquire, make or enter into, or hold, any Investments except: (a) operating deposit accounts with banks; 150 7705800301760924144.6 (b) Investments by the Borrower and the Subsidiary Guarantors in the Borrower and the Subsidiary Guarantors; (c) Hedging Agreements entered into in the ordinary course of the Borrower’s financial planning and not for speculative purposes; (d) Investments held by the Borrower and its Subsidiariesthe Subsidiary Guarantors in their asset portfolio (excluding Investments in Hedging Agreements and Investments in any joint venture or any Subsidiary that is not a Subsidiary Guarantor) to the extent such Investments are permitted under the Investment Company Act and the Borrower’s Investment Policies as in effect as of the date such Investments are acquired; provided that, if such Investment is not an Investment that is included in the Collateral and has been or will be Delivered (as defined in the Guarantee and Security Agreement) (other than Investments (but excluding Cash or Cash Equivalents) exchanged for Investments made or received in connection with or as a result of a workout or restructuring), then, (x) immediately after giving effect to such Investment, the Covered Debt Amount does not exceed the Borrowing Base and (y) either (A) the amount by which the Borrowing Base exceeds the Covered Debt Amount immediately prior to such Investment (or, if earlier, a commitment to make such Investment) is not diminished as a result of such Investment or (B) the Borrowing Base immediately after giving effect to such Investment is at least 110% of the Covered Debt Amount; (e) Investments in any joint venture or any Subsidiary that is not a Subsidiary Guarantor so long as, (x) immediately after giving effect to such Investment, the Covered Debt Amount does not exceed the Borrowing Base and (y) either (A) the amount by which the Borrowing Base exceeds the Covered Debt Amount immediately prior to such Investment (or, if earlier, a commitment to make such Investment) is not diminished as a result of such Investment or (B) the Borrowing Base immediately after giving effect to such Investment is at least 110% of the Covered Debt Amount; (f) additional Investments up to but not exceeding $20,000,000 in the aggregate; (g) Investments in Cash and Cash Equivalents; (h) Investments described on Schedule 3.12(b); (i) for the avoidance of doubt, Investments by a Financing Subsidiary; and (j) Investments in the form of Guarantees permitted pursuant to Section 6.01. For purposes of clause (f) of this Section, the aggregate amount of an Investment at any time shall be deemed to be equal to (A) the aggregate amount of Cash, together with the aggregate fair market value of property, loaned, advanced, contributed, transferred or otherwise invested that gives rise to such Investment minus (B) the aggregate amount of dividends, distributions or other payments received in cash in respect of such Investment; provided that in no event shall the aggregate amount of such Investment be deemed to be less than zero; the amount of an Investment shall not in any event be reduced by reason of any write-off of such 151 7705800301760924144.6 Investment nor increased by any increase in the amount of earnings retained in the Person in which such Investment is made that have not been dividended, distributed or otherwise paid out. SECTION 6.05. Restricted Payments. The Borrower will not, nor will it permit any of the Subsidiary Guarantors to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except that the Borrower may declare and pay: (a) dividends with respect to the Capital Stock of the Borrower payable solely in additional shares of the Borrower’s stock, which may include a combination of cash and stock; provided that, such cash dividend would otherwise be permitted pursuant to another clause of this Section 6.05; (b) dividends and distributions in either case in cash or other property (excluding for this purpose the Borrower’s common stock which, for the avoidance of doubt, will be permitted without restriction) in or with respect to any taxable year (or any calendar year, as relevant) of the Borrower in amounts not to exceed 110% of the higher of (x) the net investment income of the Borrower for the applicable year determined in accordance with GAAP and (y) the minimum amounts required to be distributed to allow the Borrower (i) to satisfy the minimum distribution requirements imposed by Section 852(a) of the Code (or any successor thereto) to maintain the Borrower’s eligibility to be taxed as a RIC for any such taxable year, (ii) to reduce to zero (0) for any such taxable year its liability for federal income taxes imposed on (A) its investment company taxable income pursuant to Section 852(b)(1) of the Code (or any successor thereto), and (B) its net capital gain pursuant to Section 852(b)(3) of the Code (or any successor thereto), and (iii) to reduce to zero (0) its liability for federal excise taxes for any calendar year imposed pursuant to Section 4982 of the Code (or any successor thereto); and (c) other Restricted Payments so long as (i) on the date of such other Restricted Payment and after giving effect thereto and to any concurrent acquisitions of Portfolio Investments or payment of outstanding Loans or Other Covered Indebtedness (x) the Covered Debt Amount does not exceed 90% of the Borrowing Base and no Default shall have occurred and be continuing or would result therefrom. Nothing herein shall be deemed to prohibit the payment of Restricted Payments by any Subsidiary of the Borrower to the Borrower or to any other Subsidiary Guarantor. SECTION 6.06. Certain Restrictions on Subsidiaries. The Borrower will not permit any of its Subsidiaries (other than Financing Subsidiaries) to enter into or suffer to exist any indenture, agreement, instrument or other arrangement (other than the Loan Documents) that prohibits or restrains, in each case in any material respect, or imposes materially adverse conditions upon, the incurrence or payment of Indebtedness, the declaration or payment of dividends, the making of loans, advances, guarantees or Investments or the sale, assignment, transfer or other disposition of property to the Borrower by any Subsidiary; provided that the foregoing shall not apply to (i) indentures, agreements, instruments or other arrangements pertaining to other Indebtedness permitted hereby (provided that such restrictions would not adversely affect the exercise of rights or remedies of the Administrative Agent or the Lenders hereunder or under the Security Documents or restrict any Subsidiary in any manner from performing its obligations under the Loan Documents) and (ii) indentures, agreements, 152 7705800301760924144.6 instruments or other arrangements pertaining to any lease, sale or other disposition of any asset permitted by this Agreement or any Lien permitted by this Agreement on such asset so long as the applicable restrictions only apply to the assets subject to such lease, sale, other disposition or Lien. SECTION 6.07. Certain Financial Covenants. (a) Minimum Shareholders’ Equity. The Borrower will not permit Shareholders’ Equity at the last day of any fiscal quarter of the Borrower to be less than $893,176,923.60730,451,730 plus 25% of the net proceeds of the sale of Equity Interests by the Borrower and its Subsidiaries after the Restatement Effective DateMarch 31, 2026 (other than proceeds of sales of Equity Interests by and among the Borrower and its Subsidiaries). (b) Asset Coverage Ratio. The Borrower will not permit the Asset Coverage Ratio (i) immediately after any Borrowing hereunder, or (ii) on the last day of any fiscal quarter of the Borrower, to be less than 1.50 to 1. (c) Borrower Asset Coverage Ratio. The Borrower will not permit the Borrower Asset Coverage Ratio on the last day of any fiscal quarter of the Borrower, to be less than 2.00 to 1. SECTION 6.08. Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to enter into any transactions with any of its Affiliates, even if otherwise permitted under this Agreement, except (a) transactions in the ordinary course of business at prices and on terms and conditions, taken as a whole, not materially less favorable to the Borrower or such Subsidiary (other than a SBIC Subsidiary) than in good faith is believed could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among the Borrower and its Subsidiaries not involving any other Affiliate, (c) transactions permitted by Section 6.03(a), (b), (c) and (e), (d) Restricted Payments permitted by Section 6.05, (e) transactions described on Schedule 6.08, (f) any Investment that results in the creation of an Affiliate; (g) transactions between or among the Obligors and any SBIC Subsidiary or Financing Subsidiary or any “downstream affiliate” (as such term is used under the rules promulgated under the Investment Company Act) company of an Obligor at prices and on terms and conditions, taken as a whole, not materially less favorable to the Obligors than in good faith is believed could be obtained at the time on an arm’s-length basis from unrelated third parties; (h) the Borrower may issue and sell Equity Interests to its Affiliates; (i) transactions with one or more Affiliates (including co-investments) permitted by an exemptive order granted by the SEC (as may be amended from time to time), any no action letter or as otherwise permitted by applicable law, rule or regulation and SEC staff interpretations thereof; (j) transactions between a Subsidiary that is not an Obligor and an Affiliate thereof that is not an Obligor; (k) transactions and documents governing transactions permitted under Section 6.03; (l) transactions approved by a majority of the independent members of the Board of Directorsboard of directors of the Borrower; (m) the payment of reasonable fees to, and indemnities and director’s and officer’s insurance provided for the benefit of, directors, managers and officers of the External Manager, the Borrower or any Subsidiary in the ordinary course of business; (n) transactions with or among any Portfolio Investment to the extent not otherwise prohibited hereunder; (o) employment, severance, indemnification or compensation plan, agreement or arrangement and 153 7705800301760924144.6 the payment of compensation (including bonuses) and any similar plans, agreements, arrangements or payments; (p) provision of benefits (including retirement, health, equity and other benefits plans) and indemnification to officers, directors, employees and consultants and all like and similar arrangements, (q) transactions between or among the Obligors and any Financing Subsidiary arising from, in connection with or related to Standard Securitization Undertakings and (r) under or related to the Permitted Advisor Loan and permitted hereunder. SECTION 6.09. Lines of Business. The Borrower will not, nor will it permit any of the Subsidiary Guarantors to, engage to any material extent in any business in a manner that would violate its Investment Policies. The Borrower will not, nor will it permit any of its Subsidiaries to amend, modify, supplement or waive in any material respect the Investment Policies (other than a Permitted Policy Amendment). SECTION 6.10. No Further Negative Pledge. The Borrower will not, and will not permit any of the Subsidiary Guarantors to, enter into any agreement, instrument, deed or lease which prohibits or limits in any material respect the ability of any Obligor to create, incur, assume or suffer to exist any Lien upon any of its properties, assets or revenues, whether now owned or hereafter acquired, or which requires the grant of any security for an obligation if security is granted for another obligation, except the following: (a) this Agreement, the other Loan Documents and documents with respect to Indebtedness permitted under Section 6.01(b) or (i); (b) covenants in documents creating Liens permitted by Section 6.02 (including covenants with respect to the Designated Indebtedness Obligations or Designated Indebtedness Holders under (and, in each case, as defined in) the Security Documents) prohibiting further Liens on the assets encumbered thereby; (c) customary restrictions contained in leases not subject to a waiver; (d) any such agreement that imposes restrictions on investments or other interests in Financing Subsidiaries (but no other assets of any Obligor); and (e) any other agreement that does not restrict in any manner (directly or indirectly) Liens created pursuant to the Loan Documents on any Collateral securing the “Secured Obligations” under and as defined in the Guarantee and Security Agreement and does not require the direct or indirect granting of any Lien securing any Indebtedness or other obligation by virtue of the granting of Liens on or pledge of property of any Obligor to secure the Loans or any Hedging Agreement. SECTION 6.11. Modifications of Longer-Term Indebtedness Documents. The Borrower will not, nor will it permit any of the Subsidiary Guarantors to, consent to any modification, supplement or waiver of any of the provisions of any agreement, instrument or other document evidencing or relating to any Secured Longer-Term Indebtedness, Special Longer-Term Unsecured Indebtedness or Unsecured Longer-Term Indebtedness that would result in such Indebtedness not meeting the requirements of the definition of “Secured Longer-Term Secured Indebtedness”, “Special Longer-Term Unsecured Indebtedness” and “Unsecured Longer-Term Indebtedness”, as applicable, set forth in Section 1.01 of this Agreement, unless (i) in the case of Secured Longer-Term Indebtedness, such Indebtedness would have been permitted to be incurred as Secured Shorter-Term Indebtedness at the time of such modification, supplement or waiver and the Borrower so designates such Indebtedness as “Secured Shorter-Term Indebtedness” (whereupon such Indebtedness shall be deemed to constitute “Secured Shorter-Term Indebtedness” for all purposes of this Agreement) and (ii) in the case of Unsecured Longer-Term Indebtedness, such Indebtedness would have been permitted to be incurred as Unsecured Shorter-Term Indebtedness at the time of such modification, 154 7705800301760924144.6 supplement or waiver and the Borrower so designates such Indebtedness as “Unsecured Shorter-Term Indebtedness” (whereupon such Indebtedness shall be deemed to constitute “Unsecured Shorter-Term Indebtedness” for all purposes of this Agreement). SECTION 6.12. Payments of Other Indebtedness. The Borrower will not, nor will it permit any of the Subsidiary Guarantors to, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Secured Longer-Term Indebtedness, Unsecured Longer-Term Indebtedness or Special Longer-Term Unsecured Indebtedness or any other Indebtedness not then included in the Covered Debt Amount (including any portion of Unsecured Shorter-Term Indebtedness not then included in the Covered Debt Amount), other than the refinancing of Secured Longer-Term Indebtedness, Unsecured Longer-Term Indebtedness, Special Longer-Term Unsecured Indebtedness or any other Indebtedness not included in the Covered Debt Amount with Indebtedness permitted under Section 6.01), except for (a) regularly scheduled payments, prepayments or redemptions of principal and interest in respect thereof required pursuant to the instruments evidencing such Indebtedness, (it being understood that none of: (w) the conversion features into Permitted Equity Interests under Permitted Convertible Indebtedness; (x) the triggering and/or settlement thereof; or (y) any cash payment on account of interest or expenses or fractional shares made in respect thereof, shall constitute a “regularly scheduled payment, prepayment or redemption of principal and interest” within the meaning of this clause (a)); (b) so long as no Default shall exist or be continuing, any payment (other than any payment of Permitted Advisor Loans) that, if treated as a Restricted Payment for purposes of Section 6.05(c), would be permitted to be made pursuant to the provisions set forth in Section 6.05(c); (c) voluntary payments or prepayments of Secured Longer-Term Indebtedness, so long as both before and after giving effect to such voluntary payment or prepayment (i) the Borrower is in pro forma compliance with the financial covenants set forth in Section 6.07 and (ii) no Default shall exist or be continuing; and (d) any payments and prepayments with respect to any Permitted Advisor Loan so long as, (i) at the time of and immediately after giving effect to such payment or prepayment, as applicable, no Default or Event of Default shall have occurred and be continuing and (ii) the Borrowing Base, immediately after giving effect to such payment or prepayment, as applicable, is at least 115% of the Covered Debt Amount. Notwithstanding anything herein to the contrary, in no event shall any Obligor be permitted to prepay or settle (whether as a result of a mandatory redemption, conversion or otherwise) any such Indebtedness if, immediately after giving effect thereto and any concurrent acquisitions of Portfolio Investments or payment of outstanding Loans or Other Covered Indebtedness, the Covered Debt Amount would exceed the Borrowing Base then in effect. SECTION 6.13. Accounting Changes. The Borrower will not, nor will it permit any of its Subsidiaries to, make any change in (a) accounting policies or reporting practices, except as permitted under GAAP or required by law or rule or regulation of any Governmental Authority, or (b) its fiscal year. 155 7705800301760924144.6 SECTION 6.14. SBIC Guarantee. The Borrower will not, nor will it permit any of its Subsidiaries to, cause or permit the occurrence of any event or condition that would result in any recourse to any Obligor under any Permitted SBIC Guarantee. SECTION 6.15. Outbound Investment Rules. The Borrower will not and will not permit any of its Subsidiaries to, engage, directly or indirectly, in (i) any activities in violation of the Outbound Investment Rules, or (ii) any activity that would cause the Administrative Agent, Collateral Agent or any Lender (x) to be in violation of the Outbound Investment Rules or (y) to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. ARTICLE VII EVENTS OF DEFAULT If any of the following events (each, an “Event of Default”) shall occur and be continuing: (a) the Borrower shall (i) fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise or (ii) fail to deposit any amount into the Letter of Credit Collateral Account as required by Section 2.05(d); (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or under any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five or more Business Days; (c) any representation, warranty or certification made or deemed made by or on behalf of the Borrower or any of its Subsidiaries in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, shall prove to have been incorrect when made or deemed made in any material respect as of the date on which such representation or warranty is made or deemed made, or when furnished, and if susceptible to cure, the failure of such representation or warranty to be true and accurate in any material respects, or the adverse effect of the failure of such representation or warranty shall not have been cured within 30 days after the earlier of (i) written notice thereof given by the Administrative Agent (given at the request of any Lender) to the Borrower and (ii) knowledge thereof by a Responsible Officer of the Borrower; (d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in (i) Section 5.03 (with respect to the Borrower’s existence) or Sections 5.08(a) and (b), Section 5.09 or in Article VI or any Obligor shall default in the performance of any of its obligations contained in Sections 3 and 7 of the Guarantee and Security Agreement or (ii) Sections 5.01(e) and (f) or 5.02 and such failure, in the case of this clause (ii), 156 7705800301760924144.6 shall continue unremedied for a period of five or more days after the earlier of (A) written notice thereof given by the Administrative Agent (given at the request of any Lender) to the Borrower and (B) knowledge thereof by a Responsible Officer of the Borrower; (e) a Borrowing Base Deficiency shall occur and continue unremedied for a period of five or more Business Days after delivery of a Borrowing Base Certificate demonstrating such Borrowing Base Deficiency pursuant to Section 5.01(e); provided that it shall not be an Event of Default hereunder if the Borrower shall present the Administrative Agent with a reasonably feasible plan to enable such Borrowing Base Deficiency to be cured within thirty (30) Business Days (which thirty (30)-Business Day period shall include the five Business Days permitted for delivery of such plan), so long as such Borrowing Base Deficiency is cured within such thirty (30)-Business Day period; (f) the Borrower or any Obligor, as applicable, shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b), (d), (e) or (s) of this Article) or any other Loan Document and such failure shall continue unremedied for a period of 30 or more days after the earlier of (i) written notice thereof given by the Administrative Agent (given at the request of any Lender) to the Borrower and (ii) knowledge thereof by a Responsible Officer of the Borrower; (g) the Borrower or any of its Subsidiaries shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable, taking into account any applicable grace period; (h) any event or condition occurs that (i) results in any Material Indebtedness becoming due prior to its scheduled maturity or (ii) shall continue unremedied for any applicable period of time sufficient to enable or permit the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to, as a result of an event of default under such Material Indebtedness, cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity (for the avoidance of doubt, after giving effect to any applicable grace period), unless, in the case of this clause (ii), such event or condition is no longer continuing or has been waived in accordance with the terms of such Material Indebtedness such that the holder or holders thereof or any trustee or agent on its or their behalf are no longer enabled or permitted to cause such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (h) shall not apply to (1) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness; (2) convertible debt that becomes due as a result of a conversion or redemption event, other than to the extent it becomes due or is paid in cash (other than interest, expenses or fractional shares, which may be paid in cash in accordance with conversion provisions of convertible indebtedness) as a result of an “event of default” (as defined in the documents governing such convertible Material Indebtedness); (3) for the avoidance of doubt, Other Covered Indebtedness to the extent of required prepayment, repurchase, redemption or defeasance effected pursuant to Section 2.10(c); or (4) in the case of 157 7705800301760924144.6 clause (h)(ii), any Indebtedness of a Financing Subsidiary to the extent the event or condition giving rise to the circumstances in clause (h)(ii) was not a payment or insolvency default; (i) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any of its Subsidiaries (other than Immaterial Subsidiaries) or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of its Subsidiaries (other than Immaterial Subsidiaries) or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed and unstayed for a period of 60 or more days or an order or decree approving or ordering any of the foregoing shall be entered; (j) the Borrower or any of its Subsidiaries (other than Immaterial Subsidiaries) shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (i) of this Article VII, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of its Subsidiaries (other than Immaterial Subsidiaries) or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing; (k) the Borrower or any of its Subsidiaries (other than Immaterial Subsidiaries) shall become unable, admit in writing its inability or fail generally to pay its debts as they become due; (l) one or more judgments for the payment of money in an aggregate amount in excess of $25,000,000 shall be rendered against the Borrower or any of its Subsidiaries (other than Immaterial Subsidiaries) or any combination thereof and the same shall remain undischarged for a period of sixty (60) consecutive days following the entry of such judgment during which sixty (60) day period such judgment shall not have been vacated, stayed, discharged or bonded pending appeal, or liability for such judgment amount shall not have been admitted by an insurer or reputable standing or execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any of its Subsidiaries (other than Immaterial Subsidiaries) to enforce any such judgment; (m) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; (n) a Change in Control shall occur; (o) [Reserved]; 158 7705800301760924144.6 (p) the Liens created by the Security Documents shall, at any time with respect to Portfolio Investments constituting Collateral having an aggregate Value in excess of 5% of the aggregate Value of all Portfolio Investments that constitute Collateral, not be valid and perfected or are asserted not to be valid and perfected (to the extent perfection by filing, registration, recordation, possession or control is required herein or therein) in favor of the Collateral Agent, free and clear of all other Liens (other than Liens permitted under Section 6.02 or under the respective Security Documents) except to the extent that any such loss of perfection or asserted loss of perfection results from the failure of the Collateral Agent to maintain possession of the certificates representing the securities pledged under the Loan Documents; provided that, if such default is as a result of any action of the Administrative Agent or the Collateral Agent or a failure of the Administrative Agent or Collateral Agent to take any action within their control, then there shall be no Default or Event of Default hereunder unless such default shall continue unremedied for a period of 10 consecutive Business Days after such Borrower receives written notice of such default thereof from the Administrative Agent unless the continuance thereof is a result of a failure of the Administrative Agent or the Collateral Agent to take an action within their control; (q) except for expiration or termination in accordance with its terms, any of the Loan Documents shall for whatever reason be terminated or cease to be in full force and effect in any material respect, or the enforceability thereof shall be contested by the Borrower or any other Obligor; (r) the Obligors shall at any time, without the consent of the Required Lenders, fail to comply with the covenant contained in Section 5.11(a), and such failure shall continue unremedied for a period of thirty (30) or more days after the earlier of (i) written notice thereof by the Administrative Agent (given at the request of any Lender) to the Borrower or (ii) knowledge thereof by a Financial Officer; or (s) the Borrower or any of its Subsidiaries shall cause or permit the occurrence of any condition or event that would result in any recourse to any Obligor under any Permitted SBIC Guarantee; then, and in every such event (other than an event with respect to the Borrower described in clause (i) or (j) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder and under the other Loan Documents, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (i) or (j) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder and under the other Loan Documents, shall automatically become 159 7705800301760924144.6 due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. In the event that the Loans shall be declared, or shall become, due and payable pursuant to the immediately preceding paragraph then, upon notice from the Administrative Agent or Lenders with LC Exposure representing more than 50% of the total LC Exposure demanding the deposit of Cash Collateral pursuant to this paragraph, the Borrower shall promptly, but in any event within three (3) Business Days, deposit into the Letter of Credit Collateral Account cash in an amount equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (i) or (j) of this Article. ARTICLE VIII THE ADMINISTRATIVE AGENT SECTION 8.01. Appointment of the Administrative Agent. Each of the Lenders and the Issuing Banks hereby irrevocably appoints the Administrative Agent as its agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Except for the rights of the Borrower as expressly provided herein, the provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Banks, and the Borrower shall not have rights as a third-party beneficiary of any of such provisions. Each of the Lenders and the Issuing Banks hereby irrevocably appoints the Collateral Agent as its agent hereunder and under the other Loan Documents and authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms hereof or thereof (including Section 9 of the Guarantee and Security Agreement), and to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The Collateral Agent shall be a third-party beneficiary of this Section 8.01 and shall have all of the rights, benefits and privileges of a third-party beneficiary, including an independent right of action to enforce such rights, benefits and privileges directly, without the consent or joinder of any other Person. SECTION 8.02. Capacity as Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder. SECTION 8.03. Limitation of Duties; Exculpation. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent 160 7705800301760924144.6

shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders, and (c) the Administrative Agent shall not be required to take any action that, in its reasonable opinion or in the reasonable opinion of its counsel, will expose the Administrative Agent to liability to the extent such liability is not otherwise reimbursed under the Loan Documents, or is contrary to any Loan Document or applicable law, and (d) except as expressly set forth herein and in the other Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), in each case, to the extent the Administrative Agent believes in good faith such other number or percentage of Lenders is required by this Agreement or the other Loan Documents), or in the absence of its own fraud, gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein or therein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. SECTION 8.04. Reliance. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. SECTION 8.05. Sub-Agents. The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such 161 7705800301760924144.6 sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with fraud, gross negligence or willful misconduct in the selection of such sub-agents. SECTION 8.06. Resignation; Successor Administrative Agent. The Administrative Agent may resign at any time by notifying the Lenders, the Issuing Banks and the Borrower. Upon any such resignation, the Required Lenders shall have the right, with the consent of the Borrower not to be unreasonably withheld or delayed (or, if an Event of Default has occurred and is continuing in consultation with the Borrower), to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent’s resignation shall nonetheless become effective and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and (2) the Required Lenders shall perform the duties of the Administrative Agent (and all payments and communications provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly) until such time as the Required Lenders appoint a successor agent as provided for above in this paragraph. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder (if not already discharged therefrom as provided above in this paragraph). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent’s resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent. Any resignation by Sumitomo Mitsui Banking Corporation as Administrative Agent pursuant to this Section shall also constitute its resignation as an Issuing Bank and a Swingline Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Bank and Swingline Lender, (b) the retiring Issuing Bank and Swingline Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor Issuing Bank shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Issuing Bank to effectively assume the obligations of the retiring Issuing Bank with respect to such Letters of Credit. SECTION 8.07. Reliance by Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, 162 7705800301760924144.6 independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. The Administrative Agent shall have no duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and the Administrative Agent shall have no responsibility with respect to the accuracy of or the completeness of any information provided to Lenders. Each Lender, by delivering its signature page to this Agreement or any Assignment and Assumption and funding any Loan shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be approved by the Administrative Agent, Required Lenders or Lenders. SECTION 8.08. Modifications to Loan Documents. Except as otherwise provided in Section 2.13 or Section 9.02(b) or (c) of this Agreement or the Security Documents with respect to this Agreement, the Administrative Agent may, with the prior consent of the Required Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the Loan Documents; provided that, without the prior consent of each Lender, the Administrative Agent shall not (except as provided herein or in the Security Documents) release all or substantially all of the Collateral or otherwise terminate all or substantially all of the Liens under any Security Document providing for collateral security, agree to additional obligations being secured by all or substantially all of such collateral security (excluding (x) any such increase pursuant to a Commitment Increase under Section 2.08(e), (y) any Secured Longer-Term Indebtedness or Secured Shorter-Term Indebtedness permitted hereunder or (z) the spreading of such Liens to any Designated Indebtedness Obligations or Hedging Agreement Obligations (as such terms are defined in the Guarantee and Security Agreement)), or alter the relative priorities of the obligations entitled to the benefits of the Liens created under the Security Documents with respect to all or substantially all of the Collateral, except that no such consent shall be required, and the Administrative Agent is hereby authorized (and so agrees with the Borrower), to direct the Collateral Agent under the Guarantee and Security Agreement, subject to any applicable requirements under Section 10.03 of the Guarantee and Security Agreement, to release any Lien covering property in accordance with Section 9.02(c) hereof.. SECTION 8.09. Erroneous Payments. (a) If the Administrative Agent notifies a Lender, an Issuing Bank or an Indemnitee, or any Person who has received funds on behalf of a Lender, an Issuing Bank or an Indemnitee (any such Lender, Issuing Bank, Indemnitee or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)), that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Issuing Bank, Indemnitee or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or 163 7705800301760924144.6 repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof)), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Lender, Issuing Bank or Indemnitee shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Payment Recipient hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment (a “Payment Notice”), (y) that was not preceded or accompanied by a Payment Notice, or (z) that such Payment Recipient otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case: (i) (A) in the case of immediately preceding clauses (x) or (y), an error has been made or shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Payment Recipient shall promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof and that it is so notifying the Administrative Agent pursuant to this Section 8.09(b). (c) Each Lender, Issuing Bank and Indemnitee hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender, Issuing Bank or Indemnitee under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender, Issuing Bank or Indemnitee from any source, against any amount due to the Administrative Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement. (d) In the event an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (a), from any Lender or Issuing Bank that has 164 7705800301760924144.6 received such Erroneous Payment (or portion thereof) (or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s request to such Lender or Issuing Bank at any time, (i) such Lender or Issuing Bank shall be deemed to have assigned its Loans (but not its Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platform as to which the Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender or Issuing Bank shall deliver any promissory notes issued pursuant to Section 2.09(f) evidencing such Loans to the Borrower or the Administrative Agent, (ii) the Administrative Agent as the assignee Lender or Issuing Bank shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender or Issuing Bank, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender or assigning Issuing Bank shall cease to be a Lender or Issuing Bank, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender or assigning Issuing Bank and (iv) the Administrative Agent may reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. The Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender or Issuing Bank shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender or Issuing Bank (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender or Issuing Bank and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Lender, Issuing Bank or Indemnitee under the Loan Documents with respect to each Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”). (e) The parties hereto agree that an Erroneous Payment shall not be deemed to pay, prepay, repay, discharge or otherwise satisfy any Secured Obligations under and as defined in the Guarantee and Security Agreement owed by the Borrower or any other Obligor, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the 165 7705800301760924144.6 Borrower or any other Obligor for the purpose of making payment in respect of the Secured Obligations or is otherwise paid from Collateral, proceeds of Collateral or other funds of the Borrower or any other Obligor. (f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation any defense based on “discharge for value” or any similar doctrine. (g) Each party’s obligations, agreements and waivers under this Section 8.09 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender or Issuing Bank, the termination of the Commitments and/or the repayment, satisfaction or discharge of all obligations (or any portion thereof) under any Loan Document. ARTICLE IX MISCELLANEOUS SECTION 9.01. Notices; Electronic Communications. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy or e-mail, as follows: (i) if to the Borrower, to it at: New Mountain Finance Corporation 1633 Broadway, 48th Floor New York, NY 10019 Attention: Laura Holson Telephone: (212) 220-3393 E-Mail: Lholson@newmountaincapital.com (ii) if to the Administrative Agent or SMBC, in its capacity as a Swingline Lender, to it at: Sumitomo Mitsui Banking Corporation 277 Park Avenue New York, NY 10172 Attention: Mark Giannini Phone Number: 212-761-8663 Telecopy Number: 212-224-4397 166 7705800301760924144.6 Email: mark.giannini@smbcgroup.com with a copy to: SCAD Loan Ops Servicing Email: SCADLoanOpsServicing@smbcgroup.com; scadagencyoperations@smbcgroup.com (iii) if to SMBC, in its capacity as Issuing Bank, to it at: Sumitomo Mitsui Banking Corporation 277 Park Avenue New York, NY 10172 Attention: Trade Credit Services Fax: 212-224-4310 Email: trade_credit_svc@smbcgroup.com (iv) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire. Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt. Notices delivered through electronic communications to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b). (b) Electronic Communications. Notices and other communications to the Lenders and the Issuing Banks hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender or any Issuing Bank pursuant to Section 2.06 if such Lender or such Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. (i) Notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing 167 7705800301760924144.6 clause (i) of notification that such notice or communication is available and identifying the website address therefor. Each party hereto understands that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution and agrees and assumes the risks associated with such electronic distribution, except to the extent caused by the fraud, willful misconduct or gross negligence of Administrative Agent, any Lender or their respective Related Parties, as determined by a final, non-appealable judgment of a court of competent jurisdiction. The Platform and any electronic communications media approved by the Administrative Agent as provided herein are provided “as is” and “as available”. None of the Administrative Agent or its Related Parties warrant the accuracy, adequacy, or completeness of the such media or the Platform and each expressly disclaims liability for errors or omissions in the Platform and such media. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects is made by the Administrative Agent and any of its Related Parties in connection with the Platform or the electronic communications media approved by the Administrative Agent as provided for herein. (c) Private Side Information Contacts. Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United States federal and state securities laws, to make reference to information that is not made available through the “Public Side Information” portion of the Platform and that may contain Non-Public Information with respect to the Borrower, its Subsidiaries or their Securities for purposes of United States federal or state securities laws. In the event that any Public Lender has determined for itself to not access any information disclosed through the Platform or otherwise, such Public Lender acknowledges that (i) other Lenders may have availed themselves of such information and (ii) neither Borrower nor Administrative Agent has any responsibility for such Public Lender’s decision to limit the scope of the information it has obtained in connection with this Agreement and the other Loan Documents. (d) Documents to be Delivered under Sections 5.01 and 5.12(a). For so long as an DebtDomain or equivalent website is available to each of the Lenders hereunder, the Borrower may satisfy its obligation to deliver documents to the Administrative Agent or the Lenders under Sections 5.01 and 5.12(a) by delivering one hard copy thereof to the Administrative Agent and either an electronic copy or a notice identifying the website where such information is located for posting by the Administrative Agent on DebtDomain or such equivalent website; provided that the Administrative Agent shall have no responsibility to maintain access to DebtDomain or an equivalent website. SECTION 9.02. Waivers; Amendments. (a) No Deemed Waivers Remedies Cumulative. No failure or delay by the Administrative Agent, any Issuing Bank, any Swingline Lender or any Lender in exercising any 168 7705800301760924144.6 right or power hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Banks, the Swingline Lenders and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan, Swingline Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Swingline Lender, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time. (b) Amendments to this Agreement. Except as provided in Section 2.13 and the definition of “Modification Offer”, neither either this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall: (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon (other than with respect to the election of or the failure to elect the default rate in accordance with Section 2.12(c)), or reduce any fees payable hereunder, without the written consent of each Lender directly and adversely affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly and adversely affected thereby, (iv) change SectionSections 2.10(e) or 2.17(b), (c) or (d) in a manner that would alter the pro rata sharing of payments required thereby or change the definition of the term “Applicable Percentage”, in each case without the written consent of each Lender directly and adversely affected thereby, (v) change any of the provisions of this Section or the definition of the term “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender directly and adversely affected thereby, 169 7705800301760924144.6 (vi) subject to clause (e) below, change any of the provisions of the definition of “Agreed Foreign Currencies” or any other provision specifying the Foreign Currencies in which Multicurrency Loans may be made hereunder, or make any determination or grant any consent hereunder with respect to the definition of “Agreed Foreign Currencies”, in each case, without the consent of each Multicurrency Lender, (vii) contractually subordinate the payment priority of the Credit Agreement Obligations (as defined in the Guarantee and Security Agreement) or contractually subordinate the Liens granted to the Collateral Agent (for the benefit of the Secured Parties) in the Collateral, without the written consent of each Lender, or (viii) change Section 9.219.22 without the written consent of each Lender (if any) that is subject to the GBSA;, or (ix) add a borrower that is organized under the laws of any country other than the United States of America or any State thereof or the District of Columbia, without the written consent of each Revolving Lender; provided further that (x) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Issuing Banks or the Swingline Lenders hereunder without the prior written consent of the Administrative Agent, the Issuing Banks or the Swingline Lenders, as the case may be and (y) the consent of Lenders (other than Defaulting Lenders) holding not less than two-thirds of the Revolving Credit Exposure and unused Commitments (other than of Defaulting Lenders) will be required (A) for any adverse change (from the Lenders’ perspective) affecting the provisions of this Agreement relating to the determination of the Borrowing Base, and (B) for any release of any material portion of the Collateral other than for fair value or as otherwise permitted hereunder or under the other Loan Documents. Anything in this Agreement to the contrary notwithstanding, no waiver or modification of any provision of this Agreement or any other Loan Document that could reasonably be expected to adversely affect the Lenders of any Class in a manner that does not affect all Classes equally shall be effective against the Lenders of such Class unless the Required Lenders of such Class shall have concurred with such waiver or modification. (c) Amendments to Security Documents. Except to the extent otherwise expressly set forth in the Guarantee and Security Agreement, no Security Document nor any provision thereof may be waived, amended or modified, nor may the Liens thereof be spread to secure any additional obligations (including any increase in Loans hereunder, but excluding (x) any suchthe spreading of such Liens in connection with any increase pursuant to a Commitment Increase under Section 2.08(e), (y) the spreading of such Liens in connection with any Secured Longer-Term Indebtedness or Secured Shorter-Term Indebtedness permitted hereunder or (z) the spreading of such Liens to any Designated Indebtedness Obligations or Hedging Agreement Obligations (as such terms are defined in the Guarantee and Security Agreement) as provided for in the Guarantee and Security Agreement) except pursuant to an agreement or agreements in writing entered into by the Borrower, and by the Collateral Agent with the consent of the Required Lenders; provided that, (i) without the written consent of each Lender, no such 170 7705800301760924144.6 agreement shall release all or substantially all of the Obligors from their respective obligations under the Security Documents and (ii) without the written consent of each Lender, no such agreement shall release all or substantially all of the collateral security or otherwise terminate all or substantially all of the Liens under the Security Documents, alter the relative priorities of the obligations entitled to the Liens created under the Security Documents (except in connection with securing additional obligations equally and ratably with the Loans and other obligations hereunder) with respect to all or substantially all of the collateral security provided thereby, or release all or substantially all of the guarantors under the Guarantee and Security Agreement from their guarantee obligations thereunder, except that no such consent shall be required, and the Administrative Agent and the Lenders hereby agree that the Collateral Agent is hereby authorized (and so agrees with the Borrower) to direct the Collateral Agent under the Guarantee and Security Agreement, (w) to release from the Guarantee and Security Agreement any “Subsidiary Guarantor” (and any property of such Subsidiary Guarantor) that is designated as a “Financing Subsidiary”, a “Foreign Subsidiary” or an “Immaterial Subsidiary” or is otherwise no longer required to be a “Subsidiary Guarantor” in accordance with this Agreement and the Guarantee and Security Agreement (including, without limitation, because it ceases to be consolidated on the Borrower’s financial statements) so long as (A) both immediately before and after giving effect to such release and any concurrent acquisitions of Portfolio Investments or payment of outstanding Loans or Other Covered Indebtedness (x) no Default shall exist or be continuing and (y) the Covered Debt Amount does not exceed the Borrowing Base, (B) solely to the extent that disposition of all of the property of such Subsidiary Guarantor to a Financing Subsidiary or an Immaterial Subsidiary would be subject to additional conditions pursuant to Section 6.03, such conditions have been satisfied and (C) the Borrower delivers a certificate of a Responsible Officer to the Administrative Agent and the Collateral Agent certifying as to the satisfaction of the conditions set forth in the foregoing clauses (A) and (B), (x) to release any Lien covering property (and to release any such guarantor) that is the subject of either a disposition of property permitted hereunder or a disposition to which the Required Lenders or the required number or percentage of Lenders have consented and (y) to release any Lien and/or guarantee obligation in accordance with Section 10.03 of the Guarantee and Security Agreement. Notwithstanding anything herein or in any other Loan Document to the contrary, except for any such release or termination in connection with the Termination Date, without the written consent of each Lender, the Collateral Agent shall not (i) release all or substantially all of the Obligors from their respective obligations under the Security Documents, (ii) release all or substantially all of the collateral security, (iii) otherwise terminate all or substantially all of the Liens under the Security Documents or (iv) alter the relative priorities of the obligations entitled to the Liens created under the Security Documents (except in connection with securing additional obligations equally and ratably with the Loans and other obligations hereunder) with respect to all or substantially all of the collateral security provided thereby. (d) Replacement of Non-Consenting Lender. If, in connection with any proposed change, waiver, amendment, consent, discharge or termination to any of the provisions of this Agreement as contemplated by this Section 9.02, the consent of the Required Lenders shall have been obtained but the consent of one or more Lenders (each a “Non-Consenting Lender”) whose consent is required for such proposed change, waiver, amendment, consent, discharge or termination is not obtained, then (so long as no Event of Default has occurred and is continuing) the Borrower shall have the right, at its sole cost and expense, to replace each such Non-Consenting Lender or Lenders with one or more replacement Lenders pursuant to Section 171 7705800301760924144.6 2.18(b) so long as at the time of such replacement, each such replacement Lender consents to the proposed change, waiver, discharge or termination. (e) If the Administrative Agent and the Borrower acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other Loan Document, then the Administrative Agent and the Borrower shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment, modification or supplement shall become effective without any further action or consent of any other party to this Agreement. SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. The Borrower shall pay (i) all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent, the Collateral Agent and their Affiliates, including the reasonable and documented out-of-pocket fees, charges and disbursements of one outside counsel for the Administrative Agent and the Collateral Agent (but only one counsel for all such Persons together), in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement and the other Loan Documents and any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by any Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iii) all reasonable documented out-of-pocket costs and expenses incurred by the Administrative Agent, any Issuing Bank, any Swingline Lender or any Lender, including the reasonable and documented out-of-pocket fees, charges and disbursements of one outside counsel for the Administrative Agent, each Issuing Bank and each Swingline Lender as well as one outside counsel for the Lenders and additional counsel should any conflict of interest arise, in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect thereof and (iv) and all reasonable and documented out-of-pocket costs, expenses, taxes, assessments and other charges reasonably incurred by the Collateral Agent in connection with any filing, registration, recording or perfection of any security interest contemplated by any Security Document or any other document referred to therein. (b) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent, the Joint Lead Arrangers, each Issuing Bank, each Swingline Lender and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable and documented out-of-pocket fees and disbursements of one outside counsel for all Indemnitees (and, if reasonably necessary, of one local counsel in any relevant jurisdiction for all Indemnitees) unless, in the reasonable opinion of an Indemnitee, representation of all Indemnitees by such counsel would be inappropriate due to 172 7705800301760924144.6 the existence of an actual or potential conflict of interest) in connection with any investigative, administrative or judicial proceeding or hearing commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or expenses incurred by Indemnitees in enforcing this indemnity), whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations and laws, statutes, rules or regulations relating to environmental, occupational safety and health or land use matters), on common law or equitable cause or on contract or otherwise and related expenses or disbursements of any kind (other than Taxes or Other Taxes which shall only be indemnified by the Borrower to the extent provided in Section 2.16, other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim), including the fees, charges and disbursements of outside counsel for any such affected Indemnitee, incurred by or asserted against any Indemnitee arising out of; in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan, Swingline Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by an Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit) or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and whether brought by the Borrower or a third party and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the bad faith, fraud, willful misconduct or gross negligence of such Indemnitee, as finally determined by a court of competent jurisdiction. Notwithstanding the foregoing, it is understood and agreed that indemnification for Taxes is subject to the provisions of Section 2.16, other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. The Borrower shall not be liable to any Indemnitee for any special, indirect, consequential or punitive damages (as opposed to direct or actual damages (which may include special, indirect, consequential or punitive damages asserted against any such party hereto by a third party)) arising out of, in connection with, or as a result of this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of proceeds thereof, asserted by an Indemnitee against the Borrower or any other Obligor; provided that the foregoing limitation shall not be deemed to impair or affect the obligations of the Borrower under the preceding provisions of this subsection with respect to damages not expressly described in the foregoing limitation. (c) Reimbursement by Lenders. To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent, any Issuing Bank or any Swingline Lender under paragraph (a) or (b) of this Section or any fees, costs and expenses of the Approved Third-Party Appraiser incurred pursuant to Section 5.12(b)(ii)(F) hereof in excess of the annual cap described therein (provided that prior to incurring expenses in excess of the annual cap described therein at any time, no Event of Default shall exist and the Administrative Agent shall have afforded the Lenders an opportunity to consult with the Administrative Agent regarding such expenses), each Lender severally agrees to pay to the Administrative Agent, the 173 7705800301760924144.6 applicable Issuing Bank or the applicable Swingline Lender, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, the applicable Issuing Bank or the applicable Swingline Lender in its capacity as such. (d) Waiver of Consequential Damages, Etc. To the extent permitted by applicable law, no party hereto shall assert, and each party hereto hereby waives, any claim against any other party (or any Related Party to such party), on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of; this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided that nothing contained in this sentence shall limit the Borrower’s indemnification obligations under Section 9.03 to the extent such special, indirect consequential or punitive damages are included in any third party claim in connection with which any Indemnitee is entitled to indemnification thereunder. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby, except to the extent caused by the fraud, willful misconduct or gross negligence of such Indemnitee or its Related Parties, as determined by a final, non-appealable judgment of a court of competent jurisdiction. (e) Payments. All amounts due under this Section 9.03 shall be payable promptly after written demand therefor. SECTION 9.04. Successors and Assigns. (a) Assignments Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 9.04 (and any attempted assignment or transfer by any Lender which is not in accordance with this Section 9.04 shall be treated as provided in the second sentence of Section 9.04(b)(iii)). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. 174 7705800301760924144.6 (b) Assignments by Lenders. (i) Assignments Generally. Subject to the conditions set forth in clause (ii) below, any Lender may assign to one or more assignees (other than natural persons, any Defaulting Lender or any Disqualified Institution) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans and LC Exposure at the time owing to it) (provided that, so long no Event of Default under clause (a), (b), (i), (j) or (k) of Article VII has occurred and is continuing, the assignee (other than any assignee that is a Lender or an Affiliate of a Lender) shall have executed a Lender non-disclosure agreement substantially in the form attached hereto as Exhibit D (a “Lender NDA”), with such changes requested by such assignee as may be approved by the Borrower (such approval not to be unreasonably withheld or delayed), with the Borrower prior to such assignee’s receipt of any confidential information of the Borrower), and with the prior written consent (such consent not to be unreasonably withheld or delayed) of: (A) the Borrower; provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, or, if an Event of Default under clause (a), (b), (i), (j) or (k) of Article VII has occurred and is continuing, any other assignee (other than a Disqualified Institution); provided, further, that the Borrower shall be deemed to have consented to any such assignment unless it shall have objected thereto by written notice to the Administrative Agent within ten Business Days after having received notice thereof; and (B) the Administrative Agent, each Swingline Lender and each Issuing Bank: provided that no consent of the Administrative Agent shall be required for an assignment by a Lender to an Affiliate of such Lender. (ii) Certain Conditions to Assignments. Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans and LC Exposure of a Class, the amount of the Commitment or Loans and LC Exposure of such Class of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such Assignment is delivered to the Administrative Agent) shall not be less than U.S. $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent; provided that no such consent of the Borrower shall be required if an Event of Default under clause (a), (b), (i), (j) or (k) of Article VII has occurred and is continuing; (B) each partial assignment of any Class of Commitments or Loans and LC Exposure shall be made as an assignment of a proportionate part of all the 175 7705800301760924144.6 assigning Lender’s rights and obligations under this Agreement in respect of such Class of Commitments, Loans and LC Exposure; (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of U.S. $3,500 (which fee shall not be payable in connection with an assignment to a Lender or to an Affiliate of a Lender), for which the Borrower and the Subsidiary Guarantors shall not be obligated; (D) the assignee, if it shall not already be a Lender of the applicable Class, shall deliver to (x) the Administrative Agent an Administrative Questionnaire; (E) the assignee shall deliver to the Borrower and the Administrative Agent those documents specified in Section 2.16(f); and (F) any assignment by a Multicurrency Lender shall (unless the Borrower otherwise consents in writing) be made only to an assignee that has agreed to make Revolving Loans pursuant to its Multicurrency Commitment and is able to fund and receive payments in the Agreed Foreign Currencies for which Revolving Loans may be made at the time of such proposed assignments without the need to obtain any authorization referred to in clause (c) of the definition of “Agreed Foreign Currency”. (iii) Effectiveness of Assignments. Subject to acceptance and recording thereof pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16 and 9.03 with respect to facts and circumstances occurring prior to the effective date of such assignment). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section 9.04 (but only to the extent such assignment or other transfer otherwise complies with the provisions of such paragraph). Notwithstanding anything to the contrary herein, in connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions set forth in Section 9.04(b)(ii) or otherwise, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the 176 7705800301760924144.6

Administrative Agent, the Applicable Percentage of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, each Issuing Bank, each Swingline Lender and each Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full Applicable Percentage of all Loans and participations in Letters of Credit and Swingline Loans. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. The Administrative Agent agrees to provide the Borrower with official copies of the Register upon reasonable request. (c) Maintenance of Registers by Administrative Agent. The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices in New York City a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Registers” and each individually, a “Register”). The entries in the Registers shall be conclusive absent manifest error, and the Borrower, the Administrative Agent, the Issuing Banks and the Lenders shall treat each Person whose name is recorded in the Registers pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Registers shall be available for inspection by the Borrower, any Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (d) Acceptance of Assignments by Administrative Agent. Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. (e) Special Purposes Vehicles. Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPC”) owned or administered by such Granting Lender, identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make; provided that (i) nothing herein shall constitute a commitment to make any Loan by any SPC, (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall, subject to the terms of this Agreement, make such Loan pursuant to the terms hereof, (iii) the rights of any such SPC shall be derivative of the rights of the Granting Lender, and such SPC shall be subject to all of the restrictions upon the Granting Lender herein contained, and (iv) no SPC shall be entitled to the benefits of 177 7705800301760924144.6 Sections 2.14 (or any other increased costs protection provision), 2.15 or 2.16. Each SPC shall be conclusively presumed to have made arrangements with its Granting Lender for the exercise of voting and other rights hereunder in a manner which is acceptable to the SPC, the Administrative Agent, the Lenders and the Borrower, and each of the Administrative Agent, the Lenders and the Obligors shall be entitled to rely upon and deal solely with the Granting Lender with respect to Loans made by or through its SPC. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by the Granting Lender. Each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the United States or any State thereof, in respect of claims arising out of this Agreement; provided that the Granting Lender for each SPC hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage and expense arising out of their inability to institute any such proceeding against its SPC. In addition, notwithstanding anything to the contrary contained in this Section, any SPC may (i) without the prior written consent of the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to its Granting Lender or to any financial institutions providing liquidity and/or credit facilities to or for the account of such SPC to fund the Loans made by such SPC or to support the securities (if any) issued by such SPC to fund such Loans (but nothing contained herein shall be construed in derogation of the obligation of the Granting Lender to make Loans hereunder); provided that neither the consent of the SPC or of any such assignee shall be required for amendments or waivers hereunder except for those amendments or waivers for which the consent of participants is required under paragraph (1) below, and (ii) disclose on a confidential basis (in the same manner described in Section 9.13(b)) any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of a surety, guarantee or credit or liquidity enhancement to such SPC. (f) Participations. Any Lender may, with the consent of the Borrower (such consent not to be unreasonably withheld or delayed), sell participations to one or more banks or other entities (other than any Defaulting Lender, any Disqualified Institution or any natural persons (or a holding company, investments vehicle, investment vehicle or trust for, or owned and operated by or for the primary benefit of a natural Person)) (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitments and the Loans and LC Disbursements owing to it); provided that, (i) the consent of the Borrower shall not be required for an assignmenta participation to a Lender, an Affiliate of a Lender or so long as an Event of Default under clause (a), (b), (i), (j) or (k) of Article VII has occurred and is continuing, (ii) such Lender’s obligations under this Agreement and the other Loan Documents shall remain unchanged, (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iv) the Borrower, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and the other Loan Documents. Any agreement or instrument pursuant to which a Lender sells such a participation 178 7705800301760924144.6 shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that, such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (g) of this Section 9.04, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16, subject to the requirements and limitations therein, to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section 9.04; provided that, such Participant agrees that it (i) shall be subject to the provisions of Section 2.18 as if it were an assignee and (ii) shall not be entitled to receive any greater payment under Sections 2.14, 2.15 or 2.16, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation; provided, further, that no Participant shall be entitled to the benefits of Section 2.16 unless the Borrower is notified of the participation granted to such Participant and such Participant shall have complied with the requirements of Section 2.16 as if such Participant is a Lender. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.18(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided that, such Participant agrees to be subject to Section 2.17(d) as though it were a Lender hereunder. So long no Event of Default under clause (a), (b), (i), (j) or (k) of Article VII has occurred and is continuing, all Participants (other than any Participant that is a Lender or an Affiliate of a Lender) must execute a Lender NDA, with such changes as requested by such Participant as may be approved by the Borrower (such approval not to be unreasonably withheld or delayed), prior to such Participant’s receipt of any confidential information of the Borrower. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Commitments, Loans, Letters of Credit or other obligations under the Loan Documents (the “Participant Register”)); provided that, no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any other information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) to any person except to the extent that such disclosures are necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 163 of the Code and any related United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (g) Limitations on Rights of Participants. A Participant shall not be entitled to receive any greater payment under Section 2.14, 2.15 or 2.16 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written 179 7705800301760924144.6 consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.16 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with paragraphs (e) and (f) of Section 2.16 as though it were a Lender and in the case of a Participant claiming exemption for portfolio interest under Section 871(h) or 881(c) of the Code, the applicable Lender shall provide the Borrower with satisfactory evidence that the participation is in registered form and shall permit the Borrower to review such register as reasonably needed for the Borrower to comply with its obligations under applicable laws and regulations. (h) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any such pledge or assignment to a Federal Reserve Bank or any other central bank having jurisdiction over such Lender, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto; provided, further, that if any confidential information of the Borrower is to be provided to such pledgee or assignee (in each case, other than a Federal Reserve Bank or any other central bank having jurisdiction over such Lender) and so long no Event of Default under clause (a), (b), (i), (j) or (k) of Article VII has occurred and is continuing, such pledgee or assignee must first execute a Lender NDA, with such changes as requested by such pledgee or assignee as may be reasonably approved by the Borrower, prior to its receipt of any such confidential information. (i) Further Limitations on Assignments. Anything in this Section to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan or LC Exposure held by it hereunder (i) to the Borrower or any of its Affiliates or Subsidiaries without the prior consent of each Lender, or (ii) to any “business development company” under the Investment Company Act or any subsidiary thereof or to any private equity fund or person whose primary business is the management of private equity funds (including mezzanine investment funds) excluding any commercial or investment bank (including any commercial or investment bank that sponsors private equity funds or makes private equity investments or mezzanine or other loans), provided that any mezzanine investment fund sponsored by a commercial bank shall not be a permitted assignee or participant under this Section 9.04. SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.14, 2.15, 2.16 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of 180 7705800301760924144.6 the Loans, the expiration or termination, Cash Collateralization or backstop of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof. Any Non-Extending Lender that has had all of its obligations under this Agreement and each other Loan Document paid in full shall cease to be a Lender under the Loan Documents following the earliest to occur of (i) such Non-Extending Lender’s Non-Extended Commitment Termination Date, (ii) the termination of such Non-Extending Lender’s Commitment in its entirety pursuant to Section 2.08(f) and (iii) the Termination Date, except with respect to any provision applicable to such Non-Extending Lender that expressly survives the termination of a Loan Document. SECTION 9.06. Counterparts; Integration; Effectiveness; Electronic Execution. (a) Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract between and among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or electronically (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Agreement. (b) Electronic Execution of Loan Documents. The words “execution,” “signed,” “signature,” and words of like import in this Agreement and the other Loan Documents including any Assignment and Assumption shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time (with the prior consent of the Administrative Agent or the Required Lenders), to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the 181 7705800301760924144.6 obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to Administrative Agent for further application in accordance with the provisions of Sections 2.17(d) and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of Administrative Agent, the Issuing Banks, and the Lenders, and (y) the Defaulting Lender shall provide promptly to Administrative Agent a statement describing in reasonable detail the amounts owing to such Defaulting Lender hereunder as to which it exercised such right of setoff. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. SECTION 9.09. Governing Law; Jurisdiction; Etc. (a) Governing Law. This Agreement and any claims, controversy, dispute, or cause of action (whether in contract, tort, or otherwise and whether at law or in equity) and, unless otherwise specified therein, each other Loan Document and any claims, controversy, dispute, or cause of action (whether based in contract, tort, or otherwise and whether at law or in equity) based upon, arising out of, or relating to this Agreement, such other Loan Document and any transactions contemplated hereby and thereby shall be construed in accordance with and governed by the law of the State of New York. (b) Submission to Jurisdiction. Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding (whether based in contract, tort, or otherwise and whether at law or in equity) arising out of or relating to this Agreement and any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower or its properties in the courts of any jurisdiction. (c) Waiver of Venue. The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties 182 7705800301760924144.6 hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) Service of Process. Each party to this Agreement (i) irrevocably consents to service of process in the manner provided for notices in Section 9.01 and (ii) agrees that service as provided in the manner provided for notices in Section 9.01 is sufficient to confer personal jurisdiction over such party in any proceeding in any court and otherwise constitutes effective and binding service in every respect. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS. THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 9.11. Judgment Currency. This is an international loan transaction in which the specification of Dollars or any Foreign Currency, as the case may be (the “Specified Currency”), and payment in New York City or the country of the Specified Currency, as the case may be (the “Specified Place”), is of the essence, and the Specified Currency shall be the currency of account in all events relating to Loans denominated in the Specified Currency. The payment obligations of the Borrower under this Agreement shall not be discharged or satisfied by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to the Specified Currency and transfer to the Specified Place under normal banking procedures does not yield the amount of the Specified Currency at the Specified Place due hereunder. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in the Specified Currency into another currency (the “Second Currency”), the rate of exchange that shall be applied shall be the rate at which in accordance with normal banking procedures the Administrative Agent could purchase the Specified Currency with the Second Currency on the Business Day next preceding the day on which such judgment is rendered. The obligation of the Borrower in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under any other Loan Document (in this Section called an “Entitled Person”) shall, notwithstanding the rate of exchange actually applied in rendering such judgment be discharged only to the extent that on the Business Day following receipt by such Entitled Person of any sum adjudged to be due hereunder in the Second Currency such Entitled Person may in accordance with normal banking procedures purchase and transfer to the Specified Place the Specified Currency with the amount of the Second Currency so adjudged to be due; and the Borrower hereby, as a separate obligation and notwithstanding any such judgment, agrees to indemnify such Entitled Person against, and to 183 7705800301760924144.6 pay such Entitled Person on demand, in the Specified Currency. the amount (if any) by which the sum originally due to such Entitled Person in the Specified Currency hereunder exceeds the amount of the Specified Currency so purchased and transferred. SECTION 9.12. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. SECTION 9.13. Treatment of Certain Information; No Fiduciary Duty; Confidentiality. (a) Treatment of Certain Information. The Borrower acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Borrower or one or more of its Subsidiaries (in connection with this Agreement or otherwise) by any Lender or by one or more subsidiaries or affiliates of such Lender and the Borrower hereby authorizes each Lender to share any information delivered to such Lender by the Borrower and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, to any such subsidiary or affiliate, it being understood that any such subsidiary or affiliate receiving such information shall be bound by the provisions of paragraph (b) of this Section as if it were a Lender hereunder. Such authorization shall survive the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof. Each Lender shall use all information delivered to such Lender by the Borrower and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, in connection with providing services to the Borrower. The Administrative Agent, each Lender and their Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of the Borrower or any of its Subsidiaries, their stockholders and/or their affiliates. The Borrower, on behalf of itself and each of its Subsidiaries, agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender or the Joint Lead Arrangers, on the one hand, and the Borrower or any of its Subsidiaries, its stockholders or its affiliates, on the other. The Borrower and each of its Subsidiaries each acknowledge and agree that (i) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Borrower and its Subsidiaries, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Lender has assumed an advisory or fiduciary responsibility in favor of the Borrower or any of its Subsidiaries, any of their stockholders or affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise the Borrower or any of its Subsidiaries, their stockholders or their affiliates on other matters) or any other obligation to the Borrower or any of its Subsidiaries except the obligations expressly set forth in the Loan Documents and (y) each Lender is acting solely as principal and not as the agent or fiduciary of the Borrower or any of its Subsidiaries, their management, stockholders, creditors or any other Person. The Borrower and each of its Subsidiaries each acknowledge and agree that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own 184 7705800301760924144.6 independent judgment with respect to such transactions and the process leading thereto. The Borrower and each of its Subsidiaries each agree that it will not claim that any Lender or the Joint Lead Arrangers has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Borrower or any of its Subsidiaries, in connection with such transaction or the process leading thereto. (b) Confidentiality. Each of the Administrative Agent, the Lenders, the Swingline Lenders and the Issuing Banks agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and other representatives in connection with the transactions contemplated by the Loan Documents and related matters (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority), (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iv) to any other party hereto, (v) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section, to (x) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (y) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (vii) with the written consent of the Borrower, (viii) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender, any Issuing Bank or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower and is not actually known by it to be in breach of any other Person’s confidentiality obligations to the Borrower, (ix) on a confidential basis to (x) any rating agency in connection with rating the Borrower or its Subsidiaries or the credit facilities provided hereunder or (y) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the credit facilities provided hereunder or (x) or to the extent required by a potential or actual insurer or reinsurer in connection with providing insurance, reinsurance or credit risk mitigation coverage under which payments are to be made or may be made by reference to this Agreement. In addition, the Administrative Agent and each Lender may disclose the existence of this Agreement and information about this Agreement to the extent such information is publicly available to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent or any Lender in connection with the administration or servicing of this Agreement, the other Loan Documents and the Commitments. For the avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing information to a governmental, regulatory, or self-regulatory authority (any such entity, a “Regulatory Authority”) without any notification to any person to the extent any such prohibition on disclosure set forth herein shall be prohibited by the laws or regulations applicable to such Regulatory Authority. For purposes of this Section, “Information” means all information received from or on behalf of the Borrower or any of its Subsidiaries relating to the Borrower or any of its Subsidiaries or any of their respective businesses or any Portfolio Investment, other than any 185 7705800301760924144.6 such information that is available to the Administrative Agent any Lender or any Issuing Bank on a nonconfidential basis prior to disclosure by the Borrower or any of its Subsidiaries; provided that, in the case of Information received from the Borrower or any of its Subsidiaries after the date hereof; such Information shall be deemed confidential at the time unless clearly identified as nonconfidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. SECTION 9.14. USA PATRIOT Act. Each Lender hereby notifies the Borrower that pursuant to the requirements of Title III of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrower and each other Obligor and each beneficiary of a Letter of Credit, which information includes the name and address of the Borrower, each other Obligor and each beneficiary of a Letter of Credit and other information that will allow such Lender to identify the Borrower, each other Obligor and each beneficiary of a Letter of Credit in accordance with said Act. SECTION 9.15. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. 186 7705800301760924144.6 SECTION 9.16. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. SECTION 9.17. Interest Rate Limitations. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the applicable Overnight Rate to the date of repayment, shall have been received by such Lender. Notwithstanding anything to the contrary contained in any Loan Document, if Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in 187 7705800301760924144.6 equal or unequal parts the total amount of interest throughout the contemplated term of the obligations hereunder. SECTION 9.18. Effect of Amendment and Restatement of the Existing Credit Agreement. On the Restatement Effective Date, the Existing Credit Agreement shall be amended and restated in its entirety by this Agreement. The parties hereto acknowledge and agree that (a) this Agreement and the other Loan Documents, whether executed and delivered in connection herewith or otherwise, do not constitute a novation or termination of the obligations for principal, interest or fees of the Borrower under the Existing Credit Agreement as in effect on the Effective Date immediately prior to the effectiveness of this Agreement and which remain outstanding; and (b) except for any of the Borrower’s obligations under the Existing Credit Agreement which are expressly contemplated to be repaid on the Restatement Effective Date and to the extent are in fact so repaid, the obligations of the Borrower under the Existing Credit Agreement (as amended and restated hereby and which are on and after the date hereof subject to the terms herein) are in all respects continuing, and shall continue to be secured as provided in the Security Documents. SECTION 9.20. SECTION 9.19. Representations and Warranties of the Lenders. Each Lender represents and warrants that in participating as a Lender, it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender, in each case in the ordinary course of business, and not for the purpose of investing in the general performance or operations of the Borrower, or for the purpose of purchasing, acquiring or holding any other type of financial instrument such as a security (and each Lender agrees not to assert a claim in contravention of the foregoing, such as a claim under the federal or state securities laws). SECTION 9.21. SECTION 9.20. Lender Information Reporting. The Administrative Agent shall use commercially reasonable efforts to deliver to the Borrower not later than one Business Day after the last day of each calendar month, a notice summarizing in reasonable detail the amount of interest, fees and (if any) other expenses under this Agreement or the other Loan Documents accrued for the month then ended (and noting amounts paid/unpaid); provided that, the failure of the Administrative Agent to deliver this report shall not excuse the Borrower from paying interest, fees and (if any) other expenses in accordance with the terms of this Agreement or the other Loan Documents. SECTION 9.22. SECTION 9.21. German Bank Separation Act. Solely for so long as Deutsche Bank AG New York Branch, or any Affiliate thereof, is a Lender, if any such Lender is subject to the GBSA (any such Lender, a “GBSA Lender”) and such GBSA Lender shall have determined in good faith (based on reasonable advice and a written opinion of counsel), which determination shall be made in consultation with the Borrower subject to the terms hereof that, due to the implementation of the German Act on the Ring-fencing of Risks and for the Recovery and Resolution Planning for Credit Institutions and Financial Groups (Gesetz zur Abschirmung von Risiken und zur Planung der Sanierung und Abwicklung von Kreditinstituten und Finanzgruppen) of 7 August 2013 (commonly referred to as the German Bank Separation Act (Trennbankengesetz) (the “GBSA”)), whether before or after the date hereof, or any corresponding European legislation (such as the proposed regulation on structural measures improving the resilience of European Union credit institutions) that may amend or 188 7705800301760924144.6 replace the GBSA in the future or any regulation thereunder, or due to the promulgation of, or any change in the interpretation by, any court, tribunal or regulatory authority with competent jurisdiction of the GBSA or any corresponding future European legislation that may amend or replace the GBSA in the future or any regulation thereunder, the arrangements contemplated by this Agreement or the Loans have, or will, become illegal, prohibited or otherwise unlawful, then, and in any such event, such GBSA Lender shall give written notice to the Borrower and the Administrative Agent of such determination (which written notice shall include a reasonably detailed explanation of such illegality, prohibition or unlawfulness, including, without limitation, all evidence and calculations used in the determination thereof, a “GBSA Initial Notice”), whereupon until the tenth Business Day after the date of such GBSA Initial Notice, such GBSA Lender shall use best efforts to transfer to the extent permitted under applicable law such arrangements, Commitments and/or Loans to an Affiliate or other third party in accordance with Section 9.04. If no such transfer is effected in accordance with the preceding sentence, such GBSA Lender shall give written notice thereof to the Borrower and the Administrative Agent (a “GBSA Final Notice”), whereupon (i) all of the obligations (including outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, collectively, the “GBSA Obligations”) owed to such GBSA Lender hereunder and under the Loans shall become due and payable, and the Borrower shall repay the GBSA Obligations, on the tenth Business Day immediately after the date of such GBSA Final Notice (such date being the “Initial GBSA Termination Date”) and, for the avoidance of doubt, such repayment shall not be subject to the terms and conditions of Section 2.08, 2.10, 2.15, 2.17(c) or 2.17(d) to the extent that there are no outstanding amounts due and payable to the other Lenders at such date and (ii) the Commitments of such GBSA Lender shall terminate on the Initial GBSA Termination Date; provided that, notwithstanding the foregoing, prior to such Initial GBSA Termination Date and in the event the Borrower in good faith reasonably believes there is a mistake, error or omission in the grounds used to determine such illegality, prohibition or unlawfulness under the GBSA or any corresponding future European legislation that may amend or replace the GBSA in the future or any regulation thereunder, then the Borrower may provide written notice (which written notice shall include a reasonably detailed explanation of the basis of such good faith belief, including, without limitation, all evidence and calculations used in the determination thereof, a “GBSA Consultation Notice”) to that effect, at which point the GBSA Obligations owed to such GBSA Lender hereunder and under the Loans shall not become due and payable, and the Commitments of such GBSA Lender shall not terminate, until the Business Day immediately following the tenth Business Day immediately after the Initial GBSA Termination Date (and the period from, and including, the date of the GBSA Consultation Notice until the tenth Business Day immediately thereafter being the “GBSA Consultation Period”). In the event the Borrower and such GBSA Lender cannot in good faith reasonably agree during the GBSA Consultation Period whether the arrangements contemplated by this Agreement or the Loans have, or will, become illegal, prohibited or otherwise unlawful under the GBSA or any corresponding future European legislation that may amend or replace the GBSA in the future or any regulation thereunder, then all of the GBSA Obligations owed to such GBSA Lender hereunder and under the Loans shall become due and payable, and the Commitments of such GBSA Lender shall terminate, on the Business Day immediately following the last day of such GBSA Consultation Period. For the avoidance of doubt, so long as a GBSA Consultation Period has occurred and is continuing, (i) the Commitments and Revolving Credit Exposure of any GBSA Lender shall be subject to 189 7705800301760924144.6 Section 2.18, and the Borrower shall have all rights to replace such GBSA Lender in accordance with Section 2.18(b), (ii) no GBSA Lender shall be required to fund its pro rata share of any Borrowing or acquire participations in any Swingline Loans under Section 2.04(d) or Letters of Credit under Section 2.05(e), (iii) each GBSA Lender shall be deemed to have an Applicable Percentage, Applicable Dollar Percentage and Applicable Multicurrency Percentage of zero for purposes of Sections 2.02(a), 2.04(d), 2.05(e) and 2.05(f) and (iv) no GBSA Lender shall be entitled to receive any fee pursuant to Sections 2.11(a) or (b) for any day during the continuance of such GBSA Consultation Period. Notwithstanding anything to the contrary contained herein, no part of the proceeds of any extension of credit hereunder will be used to pay any GBSA Lender or otherwise satisfy any obligation under this Section. To the extent any Swingline Exposure or LC Exposure exists at the time a GBSA Lender’s Loans are repaid in full and such GBSA Lender’s Commitment is cancelled pursuant to this Section 9.21, such Swingline Exposure or LC Exposure shall be reallocated as set forth in Section 2.19(a)(iii) or prepaid or Cash Collateralized, as applicable, as set forth in Section 2.19(a)(iv), treating for this purpose such GBSA Lender as a Defaulting Lender. Additionally, notwithstanding anything to the contrary herein, during the GBSA Consultation Period, the Revolving Credit Exposure and unused Commitments of any GBSA Lender shall be disregarded in the determination of Required Lenders, or Required Lenders of a Class or Required Revolving Lenders. 190 7705800301760924144.6 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. NEW MOUNTAIN FINANCE CORPORATION By: Name: Title: Second Amended and Restated Credit Agreement 770580030 SUMITOMO MITSUI BANKING CORPORATION, as Administrative Agent, a Swingline Lender, an Issuing Bank and a Lender By: Name: Title: Second Amended and Restated Credit Agreement 770580030

MORGAN STANLEY BANK, N.A., as a Lender By: Name: Title: Second Amended and Restated Credit Agreement 770580030 STIFEL BANK & TRUST, as a Lender By: Name: Title: Second Amended and Restated Credit Agreement 770580030 MUFG BANK, LTD., as a Lender By: Name: Title: Second Amended and Restated Credit Agreement 770580030 SCHEDULE 1.01(a) Approved Dealers and Approved Pricing Services Approved Dealers Bank of America Merrill Lynch Bank of Montreal Bank of NY Mellon (BNYM Capital Markets) Barclays Bank PLC BNP Paribas SA Canadian Imperial Bank of Commerce Cantor Fitzgerald Citigroup, Inc. Citizens Bank, N.A. Credit Suisse First Boston LLC Deutsche Bank Dresdner Kleinwort Wasserstein FBR & Co. Fidelity Capital Markets General Electric Company Goldman Sachs HSBC Imperial Capital Group LLC Jefferies Group, Inc. JP Morgan Chase & Co. Lazard Group LLC Legg Mason, Inc. 770580030

MacQuarie Capital (USA) Inc. Merrill Lynch & Co., Inc. Miller Tabak Roberts Securities LLC Morgan Stanley Oppenheimer & Co. Rabobank Group Raymond James Financial, Inc. RBC Capital Markets Robert W. Baird & Co. Royal Bank of Canada Royal Bank of Scotland Group Plc Seaport Group LLC Société Générale SunTrust Banks The Bank of New York Company, Inc. The Bank of Nova Scotia UBS AG Wells Fargo & Company Approved Pricing Services 1. Markit Group Limited Interactive Data Corporation Bloomberg L.P. Thomson Reuters LSEG Data & Analytics 770580030 Schedule 1.01(b) [Attached.] 770580030 SCHEDULE 1.01(c) Industry Classification Group List [See definition of “Industry Classification Group” in Section 1.01] Aerospace & Defense Air Freight & Logistics Automobiles Beverages, Food Products and Tobacco Biotechnology Building Products, Construction and Engineering Capital Markets Chemicals Commercial Banks Commercial Services & Supplies Communications Equipment Computers & Peripherals Consumer Finance Containers & Packaging Distributors Diversified Consumer Services Diversified Financial Services Diversified Telecommunication Services Education Materials & Technology Electrical Equipment, Instruments & Components Energy Equipment & Services 770580030 Enterprise Software Federal Services Food & Staples Retailing For-Profit Education Health Care Equipment & Supplies Health Care Providers & Services Health Care Technology Hotels, Restaurants & Leisure Household Durables Household Products Independent Power Producers & Energy Traders Industrial Conglomerates Infrastructure Software Insurance Internet & Catalog Retail Internet Software & Services IT Services Leisure Equipment & Products Life Sciences Tools & Services Manufacturing Marine Metals & Mining Oil, Gas & Consumable Fuels Paper & Forest Products Personal Products 770580030

Pharmaceuticals Professional Services Real Estate Investment Trusts (REITs) Real Estate Management & Development Semiconductors & Semiconductor Equipment Specialty Retail Textiles, Apparel & Luxury Goods Thrifts & Mortgage Finance Trading Companies & Distributors Transportation Infrastructure Utilities 770580030 SCHEDULE 3.11 Material Agreements and Liens Material Agreements 1. Third Amended and Restated Loan and Security Agreement, dated as of October 24, 2017 (as amended, modified, waived, supplemented, restated or replaced from time to time), by and among New Mountain Finance Holdings, L.L.C., as borrower, New Mountain Finance Corporation, as collateral manager, each of the lenders from time to time party thereto and Wells Fargo Bank, National Association, as the swingline lender, administrative agent and collateral custodian. 2. Loan and Security Agreement, dated as of May 5, 2021 (as amended, modified, waived, supplemented, restated or replaced from time to time), by and among New Mountain Finance Corporation, as collateral manager, NMFC Senior Loan Program IV LLC, as borrower, NMFC Senior Loan Program I LLC and NMFC Senior Loan Program II LLC, as subsidiary guarantors, each of the lenders from time to time party thereto, Wells Fargo Bank, National Association, as administrative agent and Wells Fargo Bank, National Association, as collateral custodian. 3. Loan Financing and Servicing Agreement, dated as of December 14, 2018 (as amended, modified, waived, supplemented, restated or replaced from time to time), by and among New Mountain Finance Corporation, as equityholder and servicer, New Mountain Finance DB,L.L.C., as borrower, each of the lenders from time to time party thereto, Deutsche Bank AG, New York Branch, as facility agent, U.S. Bank National Association, as collateral agent and collateral custodian and the other agents party thereto. 4. Sale and Contribution Agreement, dated as of December 14, 2018 (as amended, modified, waived, supplemented, restated or replaced from time to time), between New Mountain Finance Corporation, as assignor, and New Mountain Finance DB,L.L.C., as assignee. 5. Master Participation Agreement, dated as of December 14, 2018 (as amended, modified, waived, supplemented, restated or replaced from time to time), between New Mountain Finance Corporation, as seller, and New Mountain Finance DB,L.L.C., as participant. 6. Credit and Security Agreement, dated as of May 2, 2018 (as amended, modified, waived, supplemented, restated or replaced from time to time), by and among New Mountain Finance Corporation, as collateral manager, NMFC Senior Loan Program III LLC, as borrower, each of the lenders from time to time party thereto, Citibank, N.A., as lender and administrative agent, and U.S. Bank National Association, as collateral agent and collateral administrator. 7. Amended and Restated Note Purchase Agreement, as supplemented by the Fifth Supplement to the Amended and Restated Note Purchase Agreement dated January 29, 2021, by and between New Mountain Finance Corporation and the purchasers party thereto, relating to New Mountain Finance Corporation’s 3.875% Series 2021A Senior Notes due January 29, 2026. 8. Indenture by and between New Mountain Finance Corporation, as Issuer, and U.S. Bank National Association, as Trustee, dated August 20, 2018. 9. First Supplemental Indenture, dated August 20, 2018, relating to the 5.75% Convertible Notes Due 2023, by and between New Mountain Finance Corporation and U.S. Bank National Association, as trustee. 10. Third Supplemental Indenture, dated as of November 2, 2022, relating to the 7.50% Notes due 2025, by and between New Mountain Finance Corporation and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee. 11. Fourth Supplemental Indenture, dated as of November 13, 2023, relating to the 8.250% 770580030 Notes due 2028, by and between New Mountain Finance Corporation and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee. 12. Fifth Supplemental Indenture, dated as of February 1, 2024, relating to the 6.875% Notes due 2029, by and between New Mountain Finance Corporation and U.S. Bank Trust Company, National Association, as trustee. 13. Sixth Supplemental Indenture, dated as of September 26, 2024, relating to the 6.20% Notes due 2027, by and between New Mountain Finance Corporation and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee. 14. Without duplication, the Existing Notes. Liens Liens created pursuant to this Agreement or any of the Security Documents. Liens granted as back-up security interests in favor of New Mountain Finance DB, L.L.C. (and assigned to U.S. Bank National Association, as collateral agent) in the event certain assignments and participations of assets from New Mountain Finance Corporation to New Mountain Finance DB, L.L.C. do not constitute true sales or true participations (as applicable). 770580030 SCHEDULE 3.12(a) Subsidiaries Financing Subsidiaries 1. New Mountain Finance Holdings, L.L.C. 2. New Mountain Finance DB, L.L.C 3. New Mountain Finance SBIC, L.P. 4. New Mountain Finance SBIC II, L.P. Immaterial Subsidiaries 1. NMF Ancora Holdings, Inc. 2. NMF YP Holdings, Inc. 3. New Mountain Finance Servicing, L.L.C. 4. New Mountain Finance SBIC GP, L.L.C. 5. NMF QID NGL Holdings, Inc. 6. NMF Permian Holdings, LLC. 7. New Mountain Finance SBIC II G.P., L.LC. 8. NMF HB, Inc. 9. NMF TRM, LLC 10. NMF Pioneer, Inc. 11. NMF OEC, Inc. 12. New Mountain Finance Servicing, L.L.C. 13. New Mountain Net Lease Corporation 770580030

SCHEDULE 3.12(b) Investments 1. New Mountain Finance Corporation owns all of the membership interests in New Mountain Finance Holdings, L.L.C., a Financing Subsidiary. 2. New Mountain Finance Corporation owns all of the membership interests in New Mountain Finance DB, L.L.C., a Financing Subsidiary. 3. New Mountain Finance Corporation owns all of the membership interests in New Mountain Finance SBIC, L.P., a Financing Subsidiary. 4. New Mountain Finance Corporation owns all of the membership interests in New Mountain Finance SBIC II, L.P., a Financing Subsidiary. 5. New Mountain Finance Corporation owns membership interests in NMFC Senior Loan Program IV LLC (which in turn owns all the membership interests in NMFC Senior Loan Program I LLC and NMFC Senior Loan Program II LLC). 6. New Mountain Finance Corporation owns membership interests in NMFC Senior Loan Program III LLC. 7. New Mountain Finance Corporation holds one security account with U.S. Bank National Association. 8. New Mountain Finance Corporation holds one deposit account with JPMorgan Chase Bank, N.A. 9. New Mountain Finance Corporation holds two deposit accounts with U.S. Bank National Association. 770580030 SCHEDULE 6.08 Transactions with Affiliates None. 770580030 770580030 EXHIBIT A [Form of Assignment and Assumption] ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit and guarantees included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor. 1. Assignor: 2. Assignee: [and is an Affiliate of [identify Lender]1] 3. Borrower: New Mountain Finance Corporation 4. Administrative Agent: Sumitomo Mitsui Banking Corporation 1 Select as applicable. 770580030 5. Credit Agreement: The $638,500,000 Second Amended and Restated Senior Secured Revolving Credit Agreement dated as of September 30, 2024 among New Mountain Finance Corporation as Borrower, the Lenders party thereto and Sumitomo Mitsui Banking Corporation as Administrative Agent 6. Assigned Interest: Amount of Commitment/Loans Assigned $ Percentage Assigned of Commitment/Loans3 $ % $ Class Assigned2 $ $ % Effective Date: _________________ ____, 201____ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR [NAME OF ASSIGNOR] By: Title: ASSIGNEE [NAME OF ASSIGNEE] By: Title: $ Aggregate Amount of Commitment/Loans for all Lenders % 2 Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g., “Revolving Commitment”). 3 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

770580030 [Consented to and]4Accepted: SUMITOMO MITSUI BANKING CORPORATION, as Administrative Agent By Title: SUMITOMO MITSUI BANKING CORPORATION, as an Issuing Bank and a Swingline Lender By Title: [Consented to:]5 NEW MOUNTAIN FINANCE CORPORATION By Title: 4 To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement. 5 To be added only when the consent of the Borrower is required by the terms of the Credit Agreement. ANNEX 1 STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION Representations and Warranties. Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any Collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements under Section 9.04 of the Credit Agreement, if any, that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued up to but excluding the 770580030 Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy, email or other electronic method of transmission shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York. 770580030 EXHIBIT B [Form of Borrowing Base Certificate] BORROWING BASE CERTIFICATE Monthly accounting period ended _____________, 20__ Reference is made to the Second Amended and Restated Senior Secured Revolving Credit Agreement dated as of September 30, 2024 (as further modified and supplemented and in effect from time to time, the “Credit Agreement”) among New Mountain Finance Corporation (the “Borrower”), the lenders party thereto, and Sumitomo Mitsui Banking Corporation, as Administrative Agent. Terms defined in the Credit Agreement are used herein as defined therein. The contents of this certificate are confidential and subject to Section 9.13(b) of the Credit Agreement. Pursuant to Section 5.01(d) of the Credit Agreement, the undersigned, the ______________ of the Borrower, and as such a Financial Officer of the Borrower, hereby certifies on behalf of the Borrower that attached hereto as Annex 1 is (a) a complete and correct list as at the end of the monthly accounting period ended ___________, 20__ of all Portfolio Investments included in the Collateral, indicating, in the case of each such Portfolio Investment, (i) the classification thereof for purposes of Section 5.13 of the Credit Agreement, (ii) the Value thereof as determined in accordance with Section 5.12 of the Credit Agreement, (iii) whether or not such Portfolio Investment has been Delivered (as defined in the Guarantee and Security Agreement), and (iv) the Advance Rates (as adjusted pursuant to Section 5.13 of the Credit Agreement) applicable to each Portfolio Investment and (b) a true and correct calculation (A) of the Borrowing Base as at the end of such monthly accounting period and (B) with respect to Sections 6.03(d) and 6.04(e) of the Credit Agreement, in each case determined in accordance with the requirements of the Credit Agreement. The undersigned hereby confirms that the Borrower was in compliance with Sections 6.03(d) and 6.04(e) of the Credit Agreement during the applicable accounting period. 770580030

IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed as of the __________ day of _______, 20__. NEW MOUNTAIN FINANCE CORPORATION By Name: Title: 770580030 770580030 ANNEX 1 770580030 770580030

770580030 60% Cash and U S Government Securities with maturities less than one year First Lien Bank Loans Gash Pay Mezzanine Securities 65% 85% Cash Pay Mezzanine Securities 100% 55% First Lien Bank Loans Non-Gash Pay High Yield Investments 75% 60% Cash and U.S Government Securities with maturities less than one year Non-Cash Pay High Yield Investments 50% Advance Rates Unitranche Loans Non-Cash Pay Mezzanine Securities NA 55% 80% Non-Cash Pay Mezzanine Securities Unquoted 45% Unitranche Loans Cash Pay Preferred Equity 70% 65% Cash Pay Preferred Equity 55% U.S. Government Securities with maturities greater than one year Second Lien Bank Loans Non Cash Pay Preferred Equity 55% 75% Non-Cash Pay Preferred Equity 95% 45% Second Lien Bank Loans Common Equity 65% 30% U.S Government Securities with maturities greater than one year Common Equity 20% Cash Pay High Yield Securities (includes zero cost or penny warrants with performing debt) NA 70% (includes zero cost or penny warrants with performing debt) Quoted Cash Pay High Yield Securities EXHIBIT C [Form of Borrowing Request] BORROWING REQUEST [Date] Sumitomo Mitsui Banking Corporation 277 Park Avenue New York, NY 10172 Attention: Mark Giannini Phone Number: 212-761-8663 Telecopy Number: 212-224-4397 Email: mark.giannini@smbcgroup.com with a copy to: SCAD Loan Ops Servicing Email: SCADLoanOpsServicing@smbcgroup.com; scadagencyoperations@smbcgroup.com Re: Second Amended and Restated Senior Secured Revolving Credit Agreement dated as of September 30, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”) among New Mountain Finance Corporation (the “Borrower”), the lenders party thereto, and Sumitomo Mitsui Banking Corporation, as administrative agent. Ladies and Gentlemen: The Borrower hereby requests a Borrowing pursuant to the Credit Agreement as follows: 1. The aggregate amount of the requested Borrowing is $[_________]. 2. The Currency of the requested Borrowing is [_______]. 3. The date of the Borrowing (a Business Day) is [_______]. 4. The requested Borrowing is to be made under the [Dollar Commitments][Multicurrency Commitments]. 5. The Type of the Borrowing is an [ABR Borrowing][Term Benchmark Borrowing][RFR Borrowing]. 6. The requested Borrowing is a [Syndicated Loan][Swingline Loan]. 770580030 770580030 7. The Interest Period is [one][three][six] months6. 8. The location and number of the Borrower’s account is: [________]. By its execution of this Borrowing Request, the Borrower hereby certifies (to the Administrative Agent and each Lender) that: the representations and warranties of the Borrower set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (or, in the case of any portion of any representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the date hereof and the date of the requested Borrowing, or, as to any such representation or warranty that refers to a specific date, as of such specific date; at the date hereof and immediately after giving effect to the requested Borrowing, no Default shall have occurred and be continuing; and either (i) the aggregate Covered Debt Amount (after giving effect to the requested Borrowing) does not exceed the Borrowing Base reflected on the Borrowing Base Certificate most recently delivered to the Administrative Agent or (ii) the Borrower has delivered an updated Borrowing Base Certificate demonstrating that the Covered Debt Amount does not exceed the Borrowing Base after giving effect to the requested Borrowing as well as any concurrent acquisitions of Portfolio Investments or payment of outstanding Loans or Other Covered Indebtedness. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement. NEW MOUNTAIN FINANCE CORPORATION By Name: Title: 6 For Term Benchmark Borrowings only. Other Interest Periods to be inserted with agreement by all relevant Lenders. EXHIBIT D [Form of Lender NDA] CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT This Confidentiality and Non-Disclosure Agreement, dated as of _________, 20__ (this “Agreement”) is made and entered into between ___________________ (“Recipient”) and New Mountain Finance Corporation (with its affiliates, “NMFC”) (collectively, the “Parties”). NMFC has provided or may provide to Recipient and Recipient’s Representatives (as defined below) for their review in conjunction with evaluating, preparing for or maintaining a potential or ongoing business relationship with NMFC (the “Relationship”), certain highly confidential, non-public and proprietary information regarding NMFC and its existing or potential businesses, which information may include, without limitation, financial statements, projections, budgets, current or prospective business plans; investment or trading strategies (including past performance of such strategies and any examples of such strategies), methods and models; investment documents; risk management systems; institutional or organizational structures; financial records and performance data; internal processes and procedures; operational data; compliance materials and reports; personnel information or other non-public data relating to employees, officers, principals, owners, investors, prime brokers or counterparties; trade secrets; prospective projects; information relating to any actual or prospective legal matters (including litigation, regulatory, industry self-regulatory or compliance matters) that may be subject to privilege; information regarding companies in which NMFC has invested or disclosed by those companies to Recipient at NMFC’s direction; and any other non-public information relating to NMFC that is or has been revealed to Recipient by or on behalf of NMFC at any time in preparation for or evaluation of the Relationship (“Confidential Information”). If the Recipient is a governmental entity, or advising a governmental entity, the Confidential Information is being provided voluntarily and contains trade secret and confidential business or financial information exempt from disclosure under the Freedom of Information Act and its state equivalents, and notwithstanding anything to the contrary contained herein Recipient hereby agrees not to disclose any Confidential Information pursuant thereto. Confidential Information shall include (i) all disclosures made at any time by or on behalf of NMFC to Recipient, whether made orally, in writing, or by any other means whether tangible, intangible, electronic or observational; (ii) all analyses, compilations, data, studies, notes, memoranda or other documents prepared by Recipient or its Representatives containing or based in whole or in part on Confidential Information, even if such documents do not identify NMFC by name; and (iii) the fact that Recipient has received information hereunder or is considering the possibility of entering, or has entered into, the Relationship. All Confidential Information, except that described in clause (ii) above, is and shall remain the property of NMFC. By disclosing Confidential Information to Recipient, NMFC does not grant to Recipient any license, interest or rights of any kind in or to the Confidential Information. Recipient agrees that the disclosure of Confidential Information to Recipient does not confer upon Recipient any rights in or to the Confidential Information. No representation or warranty is made herein concerning the accuracy or completeness of the Confidential Information or the suitability of the Confidential Information for Recipient’s purposes. “Representatives” shall mean Recipient’s officers, directors, employees, accountants and attorneys. Recipient and its Representatives shall not, without first obtaining NMFC’s express written consent: (a) use or permit the use of any Confidential Information for any purpose whatsoever except for the specific purposes of evaluating, preparing for and performing the [Link-to-previous setting changed from on in original to off in modified.]. 7705800301760924144.6

Relationship; (b) disclose or permit the disclosure of any Confidential Information to any person or entity other than to those of the Recipient’s Representatives with a need to know the information contained therein for the purposes of the Relationship, provided that each such Representative has undertaken to hold such Confidential Information confidential to the same (or substantially similar) extent set forth herein; and (c) disclose any Confidential Information to any other client or affiliate of Recipient or any competitor or potential competitor of NMFC. Recipient agrees to maintain all Confidential Information in strict confidence at all times. Recipient shall be responsible for any breach of this Agreement by its Representatives. This Agreement shall not apply to particular portions of the Confidential Information that (i) are or become generally available to the public other than as a result of a disclosure in breach of this Agreement; or (ii) are in, or come into, Recipient’s possession on a nonconfidential basis from a third party source that is entitled to make such disclosure without breaching any obligation of confidentiality to NMFC. If Recipient is required by law, regulatory authority or by court order, subpoena, or other legal process to disclose any Confidential Information, Recipient may do so, provided that it has first given NMFC prompt written notice (unless such notice is prohibited by law) so that NMFC may object to such disclosure and/or seek an appropriate protective order, and further provided that Recipient limits its disclosure to the minimum information necessary to comply with the final order. Recipient acknowledges that improper disclosure of NMFC’s Confidential Information may irreparably harm NMFC. Because money damages may not be a sufficient remedy for any breach of this Agreement, NMFC shall be entitled to seek and obtain specific performance and injunctive or other equitable relief on an emergency, temporary, preliminary and/or permanent basis, as a remedy for any such breach or threatened breach, without first being required to demonstrate actual damages or post any security or bond. Such remedy shall not be deemed to be the exclusive remedy for breach of this Agreement, but shall be in addition to all other legal, equitable or contractual remedies that NMFC may have. Recipient acknowledges that some Confidential Information may constitute material non-public information and agrees to comply with all laws, including securities laws, concerning such information. Recipient agrees that absent NMFC’s prior written approval it will not name or show NMFC as a client, business partner, or otherwise, in any advertising or marketing materials or other text, audio, visual or electronic media for public distribution. Promptly upon the request of NMFC, Recipient shall (except as required by law) return to NMFC or destroy all originals and copies of any Confidential Information in its or its Representatives’ possession or control, and provide written confirmation of such return or destruction to NMFC. If Recipient is required by applicable law or regulation to retain any Confidential Information beyond the date upon which it would otherwise be required hereunder to return or destroy such Confidential Information, then notwithstanding the paragraph below, the terms of this Agreement shall continue to apply to all such Confidential Information for as long as it is retained by Recipient. This Agreement shall continue in full force and effect until the earlier of (i) two years from the date hereof and (ii) the date on which the Recipient or one of its affiliates executes definitive financing documentation in connection with the Relationship containing a confidentiality undertaking by the Recipient or such affiliate, except as otherwise provided herein. This Agreement shall be governed by and interpreted under the internal laws of the State of New York (without reference to choice of law doctrine). This Agreement may be executed in several counterparts, each of which, when taken together, shall be deemed the same agreement. Each [Link-to-previous setting changed from on in original to off in modified.]. 7705800301760924144.6 individual signing this Agreement on behalf of each respective party represents that he or she has the authority to bind such party hereby. This Agreement may not be changed or modified except by written agreement signed by the parties hereto or their successors in interest. The provisions of this Agreement shall be severable in the event that any of the provisions hereof are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. This Agreement may not be assigned by either party without prior written agreement of the other party, such consent not to be unreasonably withheld. Please sign and return a copy of this Agreement to evidence your acceptance of and agreement to the foregoing terms. Sincerely, New Mountain Finance Corporation By: _______________________ Name: Title: ACCEPTED AND AGREED: [NAME OF RECIPIENTSignature Pages Omitted] By: ________________________ Name: Title: Date: _______________________ [Link-to-previous setting changed from on in original to off in modified.]. 7705800301760924144.6 1760985371 Exhibit B Amended and Restated Credit Agreement Schedules [Attached] NA_DECHERT.96393011.12 SCHEDULE 1.01(a) Approved Dealers and Approved Pricing Services Approved Dealers Bank of America Merrill Lynch Bank of Montreal Bank of NY Mellon (BNYM Capital Markets) Barclays Bank PLC BNP Paribas SA Canadian Imperial Bank of Commerce Cantor Fitzgerald Citigroup, Inc. Credit Suisse First Boston LLC Deutsche Bank Dresdner Kleinwort Wasserstein FBR & Co. Fidelity Capital Markets General Electric Company Goldman Sachs HSBC Imperial Capital Group LLC Jefferies Group, Inc. JP Morgan Chase & Co. Lazard Group LLC Legg Mason, Inc. MacQuarie Capital (USA) Inc.

NA_DECHERT.96393011.12 Merrill Lynch & Co., Inc. Miller Tabak Roberts Securities LLC Morgan Stanley Oppenheimer & Co. Rabobank Group Raymond James Financial, Inc. RBC Capital Markets Robert W. Baird & Co. Royal Bank of Canada Royal Bank of Scotland Group Plc Seaport Group LLC Société Générale SunTrust Banks The Bank of New York Company, Inc. The Bank of Nova Scotia UBS AG Wachovia Wells Fargo & Company Approved Pricing Services S&P Global Limited Interactive Data Corporation Bloomberg L.P. Thomson Reuters NA_DECHERT.96393011.12 Schedule 1.01(b) Commitments Extending Lenders Dollar Commitment Multicurrency Commitment Aggregate Commitment Sumitomo Mitsui Banking Corporation $0.00 $75,000,000.00 $75,000,000.00 Deutsche Bank AG New York Branch $0.00 $75,000,000.00 $75,000,000.00 State Street Bank and Trust Company $0.00 $75,000,000.00 $75,000,000.00 Wells Fargo Bank, National Association $0.00 $75,000,000.00 $75,000,000.00 Goldman Sachs Bank USA $0.00 $62,100,000.00 $62,100,000.00 Citizens Bank, N.A. $0.00 $50,000,000.00 $50,000,000.00 U.S. Bank National Association $0.00 $50,000,000.00 $50,000,000.00 Stifel Bank & Trust $25,000,000.00 $0.00 $25,000,000.00 Total – Extending Lenders $25,000,000.00 $462,100,000.00 $487,100,000.00 Non-Extending Lenders Dollar Commitment Multicurrency Commitment Aggregate Commitment Non-Extended Lender Commitment Termination Date Non-Extended Lender Final Maturity Date Canadian Imperial Bank of Commerce $50,000,000.00 $0.00 $50,000,000.00 September 29, 2028 September 28, 2029 Total – Non-Extending Lenders $50,000,000.00 $0.00 $50,000,000.00 NA_DECHERT.96393011.12 SCHEDULE 1.01(c) Industry Classification Group List Aerospace & Defense Air Freight & Logistics Automobiles Beverages, Food Products and Tobacco Biotechnology Building Products, Construction and Engineering Capital Markets Chemicals Commercial Banks Commercial Services & Supplies Communications Equipment Computers & Peripherals Consumer Finance Containers & Packaging Distributors Diversified Consumer Services Diversified Financial Services Diversified Telecommunication Services Education Materials & Technology Electrical Equipment, Instruments & Components Energy Equipment & Services Enterprise Software Federal Services Food & Staples Retailing NA_DECHERT.96393011.12 For-Profit Education Health Care Equipment & Supplies Health Care Providers & Services Health Care Technology Hotels, Restaurants & Leisure Household Durables Household Products Independent Power Producers & Energy Traders Industrial Conglomerates Infrastructure Software Insurance Internet & Catalog Retail Internet Software & Services IT Services Leisure Equipment & Products Life Sciences Tools & Services Manufacturing Marine Metals & Mining Oil, Gas & Consumable Fuels Paper & Forest Products Personal Products Pharmaceuticals Professional Services Real Estate Investment Trusts (REITs)

NA_DECHERT.96393011.12 Real Estate Management & Development Semiconductors & Semiconductor Equipment Specialty Retail Textiles, Apparel & Luxury Goods Thrifts & Mortgage Finance Trading Companies & Distributors Transportation Infrastructure Utilities NA_DECHERT.96393011.12 Schedule 2.05 Issuing Bank LC Exposure / Swingline Lender Swingline Exposure Multicurrency Issuing Banks Letter of Credit Sublimit Sumitomo Mitsui Banking Corporation $12,500,000.00 Wells Fargo Bank, National Association $12,500,000.00 Goldman Sachs Bank USA $12,500,000.00 Multicurrency Swingline Lenders Swingline Sublimit Sumitomo Mitsui Banking Corporation $5,000,000.00 Deutsche Bank AG New York Branch $5,000,000.00 Wells Fargo Bank, National Association $5,000,000.00 Goldman Sachs Bank USA $5,000,000.00 State Street Bank and Trust Company $5,000,000.00 NA_DECHERT.96393011.12 SCHEDULE 3.11 Material Agreements and Liens A. Material Agreements 1. Third Amended and Restated Loan and Security Agreement, dated as of October 24, 2017 (as amended, modified, waived, supplemented, restated or replaced from time to time, including by the Fifteenth Amendment thereto dated as of March 12, 2026), by and among New Mountain Finance Holdings, L.L.C., as borrower, New Mountain Finance Corporation, as collateral manager, each of the lenders from time to time party thereto and Wells Fargo Bank, National Association, as the swingline lender, administrative agent and collateral custodian (the "Holdings Credit Facility"). 2. Third Amended and Restated Uncommitted Revolving Loan Agreement, dated as of October 27, 2025 (as amended, modified, waived, supplemented, restated or replaced from time to time), by and between New Mountain Finance Corporation, as borrower, and NMF Investments III, L.L.C., as lender. 3. SBA-guaranteed debentures issued from time to time by New Mountain Finance SBIC, L.P. and New Mountain Finance SBIC II, L.P. pursuant to their respective Small Business Investment Company licenses issued by the U.S. Small Business Administration. 4. Base Indenture, dated as of November 13, 2023, between New Mountain Finance Corporation, as Issuer, and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as Trustee, as supplemented by the Fourth Supplemental Indenture thereto dated November 13, 2023 (relating to the 8.250% Notes due 2028), the Fifth Supplemental Indenture thereto dated February 1, 2024 (relating to the 6.875% Notes due 2029) and the Sixth Supplemental Indenture thereto dated September 26, 2024 (relating to the 6.200% Notes due 2027). 5. Amended and Restated Note Purchase Agreement dated September 30, 2016, by and between New Mountain Finance Corporation and the purchasers party thereto, as supplemented by the Sixth Supplement to the Amended and Restated Note Purchase Agreement dated June 15, 2022, relating to New Mountain Finance Corporation’s 5.90% Series 2022A Senior Notes due June 15, 2027. 6. Amended and Restated Note Purchase Agreement, as supplemented by the Seventh Supplement to the Amended and Restated Note Purchase Agreement dated June 18, 2026, by and between New Mountain Finance Corporation and the purchasers party thereto, relating to New Mountain Finance Corporation’s Series 2026A Senior Notes (comprised of the 7.28% Tranche A Notes due 2028, the 7.76% Tranche B Notes due 2031 and the floating rate Tranche C Notes due 2031). NA_DECHERT.96393011.12 B. Liens 1. Liens created pursuant to this Agreement or any of the Security Documents. 2. The Holdings Credit Facility.

NA_DECHERT.96393011.12 SCHEDULE 3.12(a) Subsidiaries Financing Subsidiaries 1. New Mountain Finance Holdings, L.L.C. 2. New Mountain Finance SBIC, L.P. 3. New Mountain Finance SBIC II, L.P. 4. New Mountain Finance SBIC III, L.P. Immaterial Subsidiaries 1. New Mountain Finance SBIC G.P. 2. New Mountain Finance SBIC II G.P., L.L.C. 3. New Mountain Finance SBIC III G.P., L.L.C. 4. NMF QID NGL Holdings, Inc. 5. NMF YP Holdings, Inc. 6. New Mountain Finance Servicing, L.L.C. 7. NMF Permian Holdings, LLC 8. NMF HB, Inc. 9. NMF Pioneer, Inc. 10. New Mountain Net Lease Corporation NA_DECHERT.96393011.12 SCHEDULE 3.12(b) Investments 1. New Mountain Finance Corporation owns all of the membership interests in New Mountain Finance Holdings, L.L.C., a Financing Subsidiary. 2. New Mountain Finance Corporation owns all of the membership interests in New Mountain Finance SBIC, L.P., a Financing Subsidiary. 3. New Mountain Finance Corporation owns all of the membership interests in New Mountain Finance SBIC II, L.P., a Financing Subsidiary. 4. New Mountain Finance Corporation owns all of the membership interests in New Mountain Finance SBIC III, L.P., a Financing Subsidiary. 5. New Mountain Finance Corporation owns membership interests in NMFC Senior Loan Program IV LLC (which in turn owns all the membership interests in NMFC Senior Loan Program I LLC and NMFC Senior Loan Program II LLC). 6. New Mountain Finance Corporation owns membership interests in NMFC Senior Loan Program III LLC. 7. New Mountain Finance Corporation holds one security account with U.S. Bank National Association. 8. New Mountain Finance Corporation holds one deposit account with JPMorgan Chase Bank, N.A. 9. New Mountain Finance Corporation holds twenty two deposit accounts with U.S. Bank National Association. NA_DECHERT.96393011.12 SCHEDULE 6.08 Transactions with Affiliates None.